UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

John F. Carlson 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

MML Series Investment Fund

Annual Report

for the period ended

December 31, 2006

MML Large Cap Value Fund
MMLEquity Index Fund
MMLGrowth Equity Fund
MMLOTC 100 Fund
MMLSmall Cap Growth Equity Fund
MML Emerging Growth Fund

You can’t predict. You can prepare®.

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments	21

MML Large Cap Value Fund	21

MML Equity Index Fund	24

MML Growth Equity Fund	30

MML OTC 100 Fund	34

MML Small Cap Growth Equity Fund	36

MML Emerging Growth Fund	41

Statement of Assets and Liabilities	44

Statement of Operations	48

Statement of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	71

Trustees and Officers (Unaudited)	72

Federal Tax Information (Unaudited)	75

Other Information (Unaudited)	76

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

December 31, 2006

John Carlson

Your financial representative can provide you with specific guidance, but MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed to the powerful forces of long-term growth potential.

A Look Back at 2006: Stocks' Impressive Year

Despite a slow start in the first half, particularly in the U.S., stocks worldwide made some impressive gains in 2006. For the full year, the Dow Jones Industrial AverageSM ("the Dow"), which measures blue-chip stock activity, returned 16.29%. The technology-laden Nasdaq Composite® Index ("Nasdaq") advanced 9.52% and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 15.78%. The Russell 2000® Index, a measure of small-cap equity results, advanced 18.36%. But the standout performer in the equity markets by a large margin was the MSCI® EAFE® Index, a benchmark for foreign stocks, which returned 26.34%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 4.33% for the 12-month period ended December 31.* Bond investors continued to struggle due to a Federal Reserve ("Fed") that remained in a tightening mode until August.

Taking a closer look at the year on a quarter-by-quarter basis, most U.S. stock indexes posted strong gains in the first quarter of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. In the fixed-income markets, the Lehman Brothers Aggregate Bond Index fell slightly. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The Dow posted a series of new highs and briefly crossed the 12,500 barrier, advancing 6.71% for the quarter. The S&P 500 Index broke the 1,400 level and closed up 6.69%. Small caps also ended the year strongly, as evidenced by the Russell 2000 Index, which rose 8.90%. For its part, Nasdaq returned 6.95% for the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

In the fixed-income market, bond prices changed little in the fourth quarter, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index returned 1.24%. The yield curve remained inverted, with the yields of shorter-term securities generally staying higher than those of longer-term issues.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund – Letter to Shareholders (Continued)

It was a good year . . . after all

At the end of 2005, experts pointed out that the equity market had advanced for three consecutive years, the Fed was raising interest rates and crude oil was on the rise. Not only that, but 2006 was the second year in the presidential cycle, a time that often heralds weak performance for stocks. For the first half of the year, the markets appeared ready to fulfill that prophecy, since most of the popular averages were sluggish from January through early May.

After the Fed's Open Market Committee rate hike on May 10, investors reacted with a sell-off, triggering a two-month market correction. It seemed that their patience with the Fed's credit-tightening had reached an end. In retrospect, however, the correction set the stage for the sustained rally that began in July and continued through the end of the year.

Why did the equity markets reverse course and head higher? During the summer, data emerged that suggested a mildly slowing, but still-expanding economy (i.e., a "soft landing") – which was seen as the best-case outcome after the cycle of Fed tightening. Inflation eased a bit over the remainder of the year, and those developments made it feasible for the central bank to keep short-term interest rates unchanged in August. Stable interest rates, in turn, fueled share prices. Falling energy prices also drove stocks higher during the second half of the year and helped to improve inflation readings. After trending higher for the first six months of 2006, crude oil declined rapidly in August and September, stabilizing around the $60 per barrel level for the remainder of the year. Meanwhile, natural gas retreated by almost 50% during the year's second half.

Outlook

The U.S. economy's ability to remain relatively healthy in the face of rising interest rates and energy prices for much of 2006 serves as another reminder that our economy is a potent force. As we begin 2007, naturally some concerns remain. In particular, investors are waiting to see if the economy weakens further. Offsetting this worry somewhat is the likelihood that the Fed could reverse course and lower interest rates if the economy appeared to be seriously faltering. These uncertainties and the new year provide you with an excellent opportunity to touch base with your financial representative, who can help you assess your comfort level with your current investment strategy – and whether or not it is aligned with today's market conditions. That said, MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed – through a judicious mix of stock- and bond-focused investments – to the powerful forces of long-term growth potential.

John Carlson
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Value Fund – and who is the Fund's sub-adviser?  This Fund seeks both capital growth and income by investing in large-capitalization companies that the Fund's sub-adviser, Davis Selected Advisers, L.P. (Davis), believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the 12 months ended December 31, 2006?   The Fund returned 14.18%, trailing the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  Most U.S. stock indexes posted strong gains in the first three months of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  Consumer discretionary companies were the most important contributors to the Fund's performance over the 12-month period ended December 31, 2006. The Fund benefited from careful stock selection within this sector, as its consumer discretionary companies outperformed the Fund's benchmark, the S&P 500 Index. Diversified financial and consumer staple companies also made important contributions to performance. Two diversified financial companies, JPMorgan Chase and American Express, and one consumer staples company, Altria, were among the top contributors to performance. On the other hand, Hershey Foods (in the consumer staples sector) was among the top detractors from performance.

The Fund's largest investment in 2006 was in insurance companies. Although these companies made a positive contribution to performance, they underperformed the benchmark. Berkshire Hathaway and Loews were among the top performers. Progressive and Transatlantic Holdings were among the major detractors. The Fund's investments in telecommunication service and energy companies also contributed to the Fund's underperformance in 2006. Although telecommunication service companies were the strongest performers for the benchmark, the Fund's holdings within that sector did not perform as well. Similarly, while energy companies made positive contributions to the Fund's performance, they too underperformed the S&P 500 Index. One energy company in particular, however, ConocoPhillips, was among the top contributors to the Fund's absolute performance. Conversely, telecommunication services holding Sprint Nextel (purchased in March), and, EOG Resources, an energy company, were among the top detractors from the Fund's performance for 2006.

The Fund had approximately 10% of its assets invested in foreign companies as of December 31, 2006. As a group, the foreign companies owned by the Fund outperformed the benchmark over the 12-month period.

Consistent with our low-turnover strategy, only two companies dropped out of the Fund's top 10 holdings – Progressive and Golden West Financial. Progressive remained among the Fund's top 20 holdings at year-end and Wachovia acquired Golden West Financial. Taking Progressive and Golden West Financial's places in the top 10 were ConocoPhillips and Comcast, both of which were already top 20 holdings.

What is your outlook?  Although it is impossible to predict with any certainty the direction that the equity markets will take throughout 2007, we do expect that numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

3

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund

Industry Table

(% of Net Assets) on 12/31/06

Banking, Savings & Loans	12.7%
Energy	11.8%
Financial Services	11.7%
Insurance	10.9%
Retail	7.6%
Broadcasting, Publishing & Printing	5.0%
Commercial Services	4.5%
Tobacco	4.5%
Industrial — Diversified	4.2%
Healthcare	2.7%
Prepackaged Software	2.2%
Containers	2.0%
Beverages	2.0%
Automotive & Parts	2.0%
Entertainment & Leisure	1.7%
Building Materials & Construction	1.5%
Cosmetics & Personal Care	1.5%
Transportation	1.4%
Communications	1.2%
Telephone Utilities	1.1%
Pharmaceuticals	0.9%
Computers & Office Equipment	0.6%
Computers & Information	0.6%
Foods	0.5%
Metals & Mining	0.4%
Advertising	0.2%
Computer Related Services	0.2%
Household Products	0.2%
Travel	0.1%
Short-Term Investments and Other Assets and Liabilities	4.1%
100.0%

MML Large Cap Value Fund
Largest Stock Holdings (12/31/06)
Altria Group, Inc.
American Express Co.
American International Group, Inc.
Berkshire Hathaway, Inc. Cl. A
Comcast Corp. Special, Cl. A
ConocoPhillips
Costco Wholesale Corp.
HSBC Holdings PLC
JP Morgan Chase & Co.
Tyco International Ltd.

4

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
MML Large Cap Value Fund	14.18%	8.67%	4.40%
S&P 500 Index	15.78%	6.19%	1.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

5

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund – and who is the Fund's sub–adviser?  The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500 Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund's Class I shares returned 15.30%, moderately trailing the 15.78% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?  The Federal Reserve ("Fed") raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. Oil prices remained a concern for investors and cast a shadow over future growth in equity markets in both the U.S. and abroad. During this timeframe, crude oil prices in the U.S. ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71.

Turning to the second quarter, the Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee ("FOMC") meeting in May and June. The June increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. The continued rise in energy and commodity prices fueled investor concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices; additionally, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles injected nervousness into the markets.

During the third quarter, equity markets benefited from the 3.9% fall in oil prices as well as the continued decline in interest rates, as the 10-year U.S. Treasury yield slipped to about 4.6% by the end of the quarter. Broadly speaking, equity investors saw lower energy costs and interest rates as beneficial to consumers and businesses. The Fed, however, showed less optimism about economic prospects, which helped to prompt its August decision to halt its tightening policy of the federal funds rate. This marked one of the most significant developments in the U.S. during the quarter.

Domestic stocks forged higher once again during the fourth quarter, and many of the major indexes even reached some notable milestones. The U.S. dollar weakened slightly during the period, which supported the returns of foreign stocks. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices. After reaching a high of $77.03 per barrel during the third quarter of 2006, oil prices retreated to the low $60s by the end of 2006.

What factors contributed to the Fund's performance?  During the first quarter of 2006, large-capitalization stocks underperformed both mid- and small-cap stocks. Value stocks outpaced growth issues during the period. Telecommunication services was the best-performing sector in the Index, and utilities was the worst-performing sector. Turning to the second quarter, large-cap stocks outperformed both mid- and small-cap issues. Value stocks once again outpaced their growth counterparts. During the quarter, utilities was the best-performing sector in the Index, and technology was the worst-performing sector.

During the third quarter, telecommunication services was the best-performing sector in the Index. Health care, financials and information technology also showed solid results. With the decline in oil and gas prices, it was no surprise that energy was the worst-performing sector. In a reflection of the gradually slowing U.S. economy, materials was slightly negative.

All sectors of the Index posted positive results for the fourth quarter. Materials was the top performer, followed by the energy sector. Financials and information technology also posted healthy returns. Health care was the quarter's worst-performing sector.

What is your outlook?  Although it is impossible to predict with any precision the direction that the equity markets will take in 2007, we do expect that many of the same forces that have influenced the markets over the past several years will continue. These factors include oil prices, inflation, geopolitical unrest and Fed policy. We are confident, however, that the Fund is positioned to pursue returns consistent with the S&P 500 Index.

6

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund

Industry Table

(% of Net Assets) on 12/31/06

Energy	9.7%
Banking, Savings & Loans	9.2%
Pharmaceuticals	7.9%
Financial Services	6.6%
Electrical Equipment & Electronics	5.7%
Insurance	5.4%
Retail	4.5%
Computers & Information	4.0%
Telephone Utilities	3.4%
Prepackaged Software	3.2%
Electric Utilities	3.1%
Broadcasting, Publishing & Printing	2.5%
Aerospace & Defense	2.3%
Cosmetics & Personal Care	2.2%
Medical Supplies	2.1%
Beverages	2.0%
Industrial — Diversified	1.7%
Transportation	1.7%
Tobacco	1.5%
Foods	1.5%
Commercial Services	1.4%
Chemicals	1.3%
Communications	1.2%
Computers & Office Equipment	1.2%
Healthcare	1.1%
Entertainment & Leisure	1.1%
Information Retrieval Services	1.1%
Machinery & Components	1.1%
Metals & Mining	0.9%
Real Estate	0.9%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Restaurants	0.6%
Data Processing & Preparation	0.6%
Household Products	0.4%
Manufacturing	0.4%
Home Construction, Furnishings & Appliances	0.4%
Lodging	0.4%
Forest Products & Paper	0.4%
Computer Integrated Systems Design	0.3%
Food Retailers	0.3%
Advertising	0.2%
Containers	0.2%
Building Materials & Construction	0.2%
Computer Programming Services	0.1%
Toys, Games	0.1%
Air Transportation	0.1%
Computer Related Services	0.1%
Photography Equipment/ Supplies	0.1%
Retail — Grocery	0.1%
Industrial — Distribution	0.0%
Travel	0.0%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MML Equity Index Fund
Largest Stock Holdings (12/31/06)
Altria Group, Inc.
American International Group, Inc.
Bank of America Corp.
Citigroup, Inc.
Exxon Mobil Corp.
General Electric Co.
Johnson & Johnson
Microsoft Corp.
Pfizer, Inc.
The Procter & Gamble Co.

7

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/97 - 12/31/06
MML Equity Index Fund Class I	15.30%	5.74%	7.27%
S&P 500 Index	15.78%	6.19%	7.78%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
MML Equity Index Fund Class II	15.54%	5.92%	1.02%
MML Equity Index Fund Class III	15.72%	6.06%	1.12%
S&P 500 Index	15.78%	6.19%	1.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

8

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Growth Equity Fund – and who is the Fund's sub-adviser?  This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies that the Fund's sub-adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), believes offer prospects for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2006?   The Fund returned 1.98%, lagging the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Stocks picked up in the first quarter of 2006 exactly where they left off in late 2005, posting solid gains in the face of economic uncertainty and potentially setting the stage for a fourth consecutive year of equity gains since 2002. Solid growth in corporate profits and signs of an uptick in overall economic activity helped boost share prices during the first three months of the year. High-quality U.S. stocks again underperformed their low-quality counterparts, although the spread appeared to taper during the period. In a turnaround, the majority of the U.S. equity market indexes posted negative returns in the second quarter, with the exception of the Dow Jones Industrial AverageSM, which advanced 0.37%. Investor uncertainty caused in part by global unrest and rising oil prices led the markets lower. The spread between high- and low-quality stocks was considerable during the timeframe, although both ended the quarter in negative territory.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  The Fund's overweight position (relative to its benchmark, the S&P 500 Index) in health care and its underweight position in the services sector hindered portfolio performance in the first quarter. Lower-than-benchmark positions in the food and beverage, machinery and manufacturing sectors contributed to relative returns, but not enough to offset overall negative sector performance. Stock selection was negative for the quarter, due in large part to picks among technology issues. Turning to the second quarter, the Fund's underweight positions in manufacturing and consumer goods and its overweight position in health care hampered returns. The Fund's underweight position in technology and construction, and greater-than-benchmark allocations in the financial and oil and gas sectors contributed to relative returns. Stock selection was negative for the quarter, due in large part to picks among health care, financial, retail stores and technology issues.

In the third quarter of 2006, an underweight position in technology and an overweight position in oil and gas impeded portfolio performance. Overweight positions in financials and health care and an underweight position in metals and mining contributed to relative returns, but not enough to offset overall negative sector performance for the period. Finally, in the fourth quarter, sector selection detracted from relative returns, although overweight positions in the food and beverage and automotive sectors, in tandem with an underweight position in machinery, added to relative returns. These advances were offset, however, by the Fund's overweight positions in retail and transportation and its underweight position in services. Stock selection was also negative for the quarter. The Fund's investments in the oil and gas, utility and retail sectors added to relative returns, while its picks in the technology, health care and transportation sectors detracted.

What is your outlook?  Market conditions were quite favorable as we moved into 2007. Historically low volatility, record-high profit margins (especially at the lower-quality end of the spectrum) and easy access to capital seemed to be positive factors for the market's benign environment. Historically speaking, each of these factors, however, has tended to be short-lived, and thus we are confident that the advantageous environment will soon end. While timing is always an undeterminable factor in such forecasts, we continue to seek investments that help us to reduce risk wherever possible.

9

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund

Industry Table

(% of Net Assets) on 12/31/06

Retail	14.5%
Pharmaceuticals	11.2%
Computers & Information	5.6%
Transportation	5.5%
Financial Services	4.9%
Energy	4.8%
Commercial Services	4.3%
Insurance	3.5%
Electrical Equipment & Electronics	3.3%
Prepackaged Software	3.2%
Aerospace & Defense	3.0%
Healthcare	2.9%
Machinery & Components	2.4%
Medical Supplies	2.3%
Industrial — Diversified	2.1%
Broadcasting, Publishing & Printing	1.9%
Communications	1.9%
Food Retailers	1.8%
Foods	1.8%
Telephone Utilities	1.7%
Beverages	1.7%
Banking, Savings & Loans	1.6%
Entertainment & Leisure	1.4%
Apparel, Textiles & Shoes	1.2%
Tobacco	1.2%
Metals & Mining	1.0%
Cosmetics & Personal Care	0.8%
Automotive & Parts	0.7%
Home Construction, Furnishings & Appliances	0.7%
Manufacturing	0.7%
Data Processing & Preparation	0.6%
Computers & Office Equipment	0.6%
Chemicals	0.5%
Information Retrieval Services	0.5%
Computer Programming Services	0.4%
Internet Content	0.3%
Lodging	0.3%
Containers	0.2%
Restaurants	0.2%
Building Materials & Construction	0.1%
Computer Integrated Systems Design	0.1%
Advertising	0.1%
Industrial — Distribution	0.1%
Computer Related Services	0.1%
Toys, Games	0.1%
Electric Utilities	0.1%
Short-Term Investments and Other Assets and Liabilities	2.1%
100.0%

MML Growth Equity Fund
Largest Stock Holdings (12/31/06)
Cisco Systems, Inc.
Exxon Mobil Corp.
FedEx Corp.
Johnson & Johnson
Lowe's Companies, Inc.
Merck & Co., Inc.
Pfizer, Inc.
Starbucks Corp.
The Home Depot, Inc.
Wal-Mart Stores, Inc.

10

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/3/99 - 12/31/06
MML Growth Equity Fund	1.98%	–0.29%	–1.41%
S&P 500 Index	15.78%	6.19%	2.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

11

MML OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MML OTC 100 Fund – and who is the Fund's sub-adviser?  This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 6.75%, nearly in line with the 6.79% return of the NASDAQ 100 Index. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

What was the investment backdrop during the period?  The Federal Reserve ("Fed") raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. Oil prices remained a concern for investors and cast a shadow over future growth in equity markets in both the U.S. and abroad. During this timeframe, crude oil prices in the U.S. ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71.

Turning to the second quarter, the Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee ("FOMC") meeting in May and June. The June increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. The continued rise in energy and commodity prices fueled investor concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices; additionally, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles injected nervousness into the markets.

During the third quarter, equity markets were helped by the 3.9% fall in oil prices as well as the continued decline in interest rates, as the 10-year U.S. Treasury yield slipped to about 4.6% by the end of the quarter. Broadly speaking, lower energy costs and interest rates were seen by equity investors as benefiting consumers and businesses. The Fed, however, showed less optimism about economic prospects, which helped to prompt its August decision to finally halt its tightening policy of the federal funds rate. This marked one of the most significant developments in the U.S. during the quarter.

Domestic stocks forged higher once again during the fourth quarter, and many of the major indexes even reached some notable milestones. The U.S. dollar weakened slightly during the period, which supported the returns of foreign stocks. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices. After reaching a high of $77.03 per barrel during the third quarter of 2006, oil prices retreated to the low $60s by the end of 2006.

What factors contributed to the Fund's performance?  The NASDAQ 100 Index finished the first quarter of 2006 up 3.69%. The industrial sector advanced 16.84% for the quarter, while the information technology sector returned 2.67%. Consumer discretionary also made progress, with its return of 5.35%. The second quarter produced very different results for the NASDAQ 100 Index. It finished the period with a loss of 7.47%, following poor performance from the information technology sector, which lost 10.44%. The energy and health care sectors also lagged, with returns of –11.14% and –7.97%, respectively. On the upside, the materials sector advanced 10.75%.

Turning to the third quarter, the NASDAQ 100 Index returned 5.13%. The strongest performance and the Fund's main contribution came from the information technology sector, its largest sector position, which returned 8.42%. Conversely, the worst-performing sector was energy, which posted a return of –15.79%. The NASDAQ 100 Index finished the fourth quarter up 6.44%. The strongest performance for the period came from the telecommunication services sector, with its return of 17.31%. However, due to the Fund's small allocation to this sector, it was not a significant contributor to performance. The Fund's largest position, information technology, posted a return of 6.45%. Another notable contributor was the consumer discretionary sector, which returned 10.49%. The Fund's two fourth-quarter detractors were energy and consumer staples, although the Fund's small allocation to these sectors did not detract much from the Fund's performance.

What is your outlook?  Although it is impossible to predict with any precision the direction that the equity markets will take in 2007, we do expect that many of the same forces that have influenced the markets over the past several years will continue to do the same this year. These factors include oil prices, inflation, geopolitical unrest and Fed policy. We are confident, however, that the Fund is positioned to pursue returns consistent with those of the NASDAQ 100 Index.

12

MML OTC 100 Fund – Portfolio Manager Report (Continued)

MML OTC 100 Fund

Industry Table

(% of Net Assets) on 12/31/06

Prepackaged Software	14.6%
Computers & Information	12.9%
Pharmaceuticals	11.3%
Electrical Equipment & Electronics	10.8%
Communications	9.7%
Information Retrieval Services	5.6%
Retail	5.3%
Commercial Services	4.7%
Broadcasting, Publishing & Printing	3.9%
Food Retailers	2.4%
Medical Supplies	1.7%
Computer Integrated Systems Design	1.5%
Computer Programming Services	1.4%
Manufacturing	1.3%
Transportation	1.2%
Automotive & Parts	1.2%
Telephone Utilities	1.0%
Computer Related Services	1.0%
Advertising	0.7%
Data Processing & Preparation	0.7%
Apparel, Textiles & Shoes	0.7%
Lodging	0.7%
Healthcare	0.6%
Travel	0.5%
Retail — Grocery	0.4%
Machinery & Components	0.4%
Internet Content	0.3%
Communications Equipment	0.3%
Energy	0.2%
Short-Term Investments and Other Assets and Liabilities	3.0%
100.0%

MML OTC 100 Fund Largest Stock Holdings (12/31/06) Amgen, Inc. Apple, Inc. Cisco Systems, Inc. Comcast Corp. Cl. A Google, Inc. Cl. A Intel Corp. Microsoft Corp. Oracle Corp. Qualcomm, Inc. Starbucks Corp.

13

MML OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
MML OTC 100 Fund	6.75%	2.04%	–11.22%
NASDAQ 100 Index	6.79%	2.18%	–10.83%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

14

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?  This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund's sub-advisers are Wellington Management Company, LLP (Wellington) and Waddell & Reed Investment Management Company (Waddell & Reed). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 9.02%, trailing the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  U.S. equity markets generally moved higher in the first quarter, supported by strength in corporate earnings, a solidifying global economy and benign inflation. Small caps outperformed their larger-cap peers for the quarter – all sectors within the Russell 2000 Index (also, the "benchmark") had positive returns. Turning to the second quarter, domestic equity markets moved lower, driven by inflationary fears, higher interest rates and concerns about a slowing economy. Small-cap stocks underperformed both mid and large caps. From a sector perspective, performance within the benchmark was tilted in favor of defensively oriented sectors. The energy, utilities and consumer staples sectors performed best, whereas information technology, health care and consumer discretionary lagged the benchmark.

Equity markets generally increased during the third quarter, as declining energy prices and a halt in interest rate hikes by the Federal Reserve ("Fed") offset a slowing housing market. Small-cap stocks outperformed mid caps and underperformed large caps, when measured using the Russell 2000, S&P 400® Mid Cap and S&P 500® Indexes. Domestic stocks forged higher once again during the fourth quarter, and many major indexes reached some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  The vast majority of the Fund's underperformance in the first quarter came as a result of poor stock selection in the industrials sector. While heavy machinery and general industrial stocks in the benchmark were reaching new highs, our portfolio suffered from across-the-board underperformance in transportation-related stocks. On the upside, the financials sector excelled in the first quarter, due to underexposure (relative to the benchmark) to banks and thrifts and overexposure to investment managers and stock exchanges. Turning to the second quarter, stock selection in the information technology sector hurt relative performance during the period. Conversely, strong stock selection in the consumer discretionary, industrials and health care sectors contributed to the Fund's results.

During the third quarter, the portfolio experienced broad-based strength in the information technology sector. Strong stock selection across the transportation/airline, commercial services and capital goods industrial sub-sectors also provided the Fund with strength during the period. Conversely, stock selection in industrials hampered the Fund's performance, as several transportation holdings fell due to concerns regarding a weakening U.S. economy. Within energy, lower oil prices and concerns of slowing demand negatively impacted some of the portfolio's holdings and lower-than-benchmark exposure to the financials sector also detracted from performance. Finally, in the fourth quarter, the portfolio had solid results in telecommunication services and industrials, and there were a number of strong performers in the consumer discretionary sector. Positive stock selection in the materials and information technology sectors also benefited the portfolio as 2006 came to a close. On the other hand, our health care holdings underperformed, and a few of our specialty pharmaceutical companies faced new potential competition for key drugs.

What is your outlook?  We are neither decidedly bullish nor bearish about the economy. We are, however, cautious about the prospects for growth in the first half of 2007 – which may force us to pare back our exposure to more economically sensitive sectors.

Although the market seems to teeter on every new macroeconomic data point, we expect our relative performance will be largely driven by stock selection as opposed to sector allocation. Consequently, we are focused on those companies that have unique business models, special market opportunities, and can deliver growth regardless of the economic cycle.

15

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund

Industry Table

(% of Net Assets) on 12/31/06

Prepackaged Software	9.0%
Commercial Services	8.6%
Healthcare	5.4%
Transportation	4.4%
Energy	4.4%
Medical Supplies	4.1%
Retail	4.1%
Entertainment & Leisure	3.6%
Pharmaceuticals	3.6%
Financial Services	3.5%
Electrical Equipment & Electronics	3.4%
Automotive & Parts	3.1%
Data Processing & Preparation	2.8%
Computers & Information	2.8%
Heavy Machinery	2.5%
Banking, Savings & Loans	2.5%
Insurance	2.4%
Apparel, Textiles & Shoes	2.1%
Computer Related Services	1.6%
Chemicals	1.5%
Computer & Other Data Processing Service	1.5%
Advertising	1.4%
Foods	1.4%
Telephone Utilities	1.3%
Information Retrieval Services	1.3%
Air Transportation	1.1%
Machinery & Components	1.1%
Home Construction, Furnishings & Appliances	1.1%
Broadcasting, Publishing & Printing	1.0%
Communications	1.0%
Lodging	0.9%
Restaurants	0.9%
Metals & Mining	0.8%
Household Products	0.7%
Aerospace & Defense	0.6%
Computer Integrated Systems Design	0.5%
Computer Maintenance & Repair	0.4%
Cosmetics & Personal Care	0.2%
Electric Utilities	0.2%
Internet Software	0.2%
Consumer Services	0.1%
Building Materials & Construction	0.1%
Short-Term Investments and Other Assets and Liabilities	6.8%
100.0%

MML Small Cap Growth Equity Fund
Largest Stock Holdings (12/31/06)
Allscripts Healthcare Solutions, Inc.
Blackbaud, Inc.
Bucyrus International, Inc. Cl. A
FactSet Research Systems, Inc.
Gaylord Entertainment
Healthways, Inc.
ITT Educational Services, Inc.
Kansas City Southern
LKQ Corp.
iShares Russell 2000 Growth Index Fund

16

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/3/99 - 12/31/06
MML Small Cap Equity Fund	9.02%	8.68%	8.65%
Russell 2000 Index	18.37%	11.39%	9.50%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

17

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Emerging Growth Fund – and who is the Fund's sub-adviser?  This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related stocks. The Fund will normally invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies in both the U.S. and abroad. The Fund's sub-advisers are Delaware Management Company (Delaware) and Insight Capital Management, Inc. (Insight).

How did the Fund perform during the 12 months ended December 31, 2006?  The Fund returned 5.36%, trailing the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment backdrop during the period?  The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM ("the Dow") was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%. The investor pessimism that had defined markets from late March of 2006 began to give way toward the end of the third quarter of the year, as commodity prices experienced a significant drop and the Federal Reserve ("Fed") finally paused its regimen of successive rate hikes that continued for more than two years. Large-cap stocks were the primary beneficiaries, posting mid-single-digit returns, and the Dow came within a whisper of an all-time high. At the lower end of the capitalization spectrum, however, investors were slower to forget the risk aversion that had contained them since March. As such, most small- and mid-cap indexes remained in check.

The rally in equities that began in August continued in the fourth quarter, as mounting evidence indicated that the threat of inflation had diminished and that interest rates and commodity prices would remain stable. Encouraged by the prospect of continued economic growth, investors drove stocks up across nearly the entire capitalization and style spectrums. Value outperformed growth universally. Large caps, which had been the early beneficiaries as investors shed their risk aversion in August, stepped aside in October for small caps, which rallied fiercely and led all market cap segments for the quarter. Among small-cap growth stocks, gains were widespread, with every sector of the Russell 2000® Growth Index posting returns in excess of 5%.

What factors contributed to the Fund's performance?  During the first quarter, the Fund benefited from favorable stock selection in the energy sector. Our underweight position in metals and mining firms hampered the Fund during the period, as these cyclical businesses – which excelled throughout 2005 – were still selling at very high valuation levels (relative to long-term averages) as 2006 began. Turning to the second quarter, our best-performing stocks included Lifecell, a manufacturer of artificial skin, and J2 Global, which provides Internet fax services to individuals and small offices. Conversely, a number of our worst performers during this period were in the technology sector.

In the third quarter of 2006, the Fund's financials, consumer discretionary and consumer services holdings were generally beneficial – while its investments in the industrials and energy sector impeded performance. Meanwhile, our information technology holdings produced mixed results. Sector weightings during this time were generally positive for the Fund, with an overweight position in consumer nondurables being the primary contributor. In the fourth quarter, the Fund's industrial holdings were generally beneficial, while consumer discretionary, consumer staples and financials holdings detracted. Information technology investments once again produced mixed results. Overall, stock selection was neutral. Positive contributions from the financial, consumer nondurables and business services sectors were negated by relative weakness in the technology and basic industry/capital goods sectors. A slightly negative contribution from overall sector allocations further hindered relative performance.

What is your outlook?  Looking into 2007, we believe the portfolio is well positioned to capitalize on continued economic growth. In the absence of a sudden, unexpected spike in inflation and energy prices, we expect consumer-related stocks to continue to do well. Additionally, major new product launches from some of the largest technology firms, coupled with the overdue need by much of corporate America to replace aging infrastructure, should bode well for the technology sector. In a slower growth environment, it is our expectation that companies possessing sustainable competitive advantages may be able to deliver growth in excess of the overall market – and we plan to maintain our focus on finding and retaining these market leaders across all market sectors.

18

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

MML Emerging Growth Fund

Industry Table

(% of Net Assets) on 12/31/06

Apparel, Textiles & Shoes	9.8%
Pharmaceuticals	8.2%
Retail	7.5%
Commercial Services	7.5%
Electrical Equipment & Electronics	6.7%
Insurance	5.5%
Computers & Information	4.8%
Information Retrieval Services	4.6%
Prepackaged Software	4.4%
Communications	4.4%
Metals & Mining	3.8%
Forest Products & Paper	3.6%
Banking, Savings & Loans	3.1%
Automotive & Parts	2.6%
Medical Supplies	2.4%
Home Construction, Furnishings & Appliances	2.1%
Air Transportation	1.8%
Restaurants	1.6%
Financial Services	1.6%
Energy	1.4%
Telephone Utilities	1.4%
Machinery & Components	1.4%
Chemicals	1.4%
Entertainment & Leisure	1.4%
Healthcare	1.0%
Transportation	0.7%
Consumer Services	0.7%
Environmental Controls	0.6%
Building Materials & Construction	0.5%
Heavy Machinery	0.3%
Advertising	0.3%
Data Processing & Preparation	0.3%
Cosmetics & Personal Care	0.2%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MML Emerging Growth Fund
Largest Stock Holdings (12/31/06)
CDC Corp. Cl. A
Crocs, Inc.
Force Protection, Inc.
Guess?, Inc.
PeopleSupport, Inc.
Polycom, Inc.
Priceline.com, Inc.
Rock-Tenn Co. Cl. A
Sigma Designs, Inc.
WellCare Health Plans, Inc.

19

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML Series Investment Fund
Total Returns

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
MML Emerging Growth Fund	5.36%	0.45%	–6.71%
Russell 2000 Index	18.37%	11.39%	8.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

20

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 95.9%
COMMON STOCK — 95.9%
Advertising — 0.2%
WPP Group PLC Sponsored ADR (United Kingdom)	7,700	$521,598
Automotive & Parts — 2.0%
Harley-Davidson, Inc.(a)	60,100	4,235,247
Banking, Savings & Loans — 12.7%
Commerce Bancorp, Inc.(a)	35,600	1,255,612
HSBC Holdings PLC	300,993	5,495,752
JP Morgan Chase & Co.	183,216	8,849,333
Mellon Financial Corp.	23,400	986,310
State Street Corp.	5,800	391,152
Wachovia Corp.	90,879	5,175,559
Wells Fargo & Co.	152,100	5,408,676
		27,562,394
Beverages — 2.0%
Diageo PLC Sponsored ADR (United Kingdom)	34,900	2,767,919
Heineken Holding NV Cl. A	38,550	1,560,125
		4,328,044
Broadcasting, Publishing & Printing — 5.0%
Comcast Corp. Special, Cl. A(b)	174,100	7,291,308
Gannett Co., Inc.	8,400	507,864
Lagardere S.C.A. SA	22,200	1,780,365
Liberty Media Holding Corp. Capital Cl. A(b)	6,240	611,395
Liberty Media Holding Corp. Interactive Cl. A(b)	31,000	668,670
		10,859,602
Building Materials & Construction — 1.5%
Martin Marietta Materials, Inc.	17,000	1,766,470
Vulcan Materials Co.(a)	16,300	1,464,881
		3,231,351
Commercial Services — 4.5%
Apollo Group, Inc. Cl. A(b)	13,800	537,786
Block (H&R), Inc.	96,300	2,218,752
Cosco Pacific Ltd.	220,600	516,886
Dun & Bradstreet Corp.(b)	11,450	947,946
Iron Mountain, Inc.(a) (b)	65,400	2,703,636
Moody's Corp.	41,800	2,886,708
		9,811,714

	Number of Shares	Market Value
Communications — 1.2%
Nokia Oyj Sponsored ADR (Finland)	24,400	$495,808
NTL, Inc.	39,997	1,009,524
SK Telecom Co. Ltd. ADR (South Korea)(a)	42,800	1,133,344
		2,638,676
Computer Related Services — 0.2%
IAC/InterActiveCorp(a) (b)	12,750	473,790
Computers & Information — 0.6%
Dell, Inc.(b)	53,500	1,342,315
Computers & Office Equipment — 0.6%
Hewlett-Packard Co.	33,900	1,396,341
Containers — 2.0%
Sealed Air Corp.	67,300	4,369,116
Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	25,400	839,216
The Procter & Gamble Co.	36,300	2,333,001
		3,172,217
Energy — 11.8%
BHP Billiton PLC	23,200	429,461
Canadian Natural Resources Ltd.	15,600	830,388
ConocoPhillips Co.	135,460	9,746,347
Devon Energy Corp.(a)	68,500	4,594,980
EOG Resources, Inc.	58,500	3,653,325
Occidental Petroleum Corp.	93,600	4,570,488
Transocean, Inc.(b)	21,900	1,771,491
		25,596,480
Entertainment & Leisure — 1.7%
News Corp., Inc. Cl. A	170,250	3,656,970
Financial Services — 11.7%
American Express Co.	162,500	9,858,875
Ameriprise Financial, Inc.	45,580	2,484,110
Berkshire Hathaway, Inc. Cl. A(b)	61	6,709,390
Citigroup, Inc.	86,900	4,840,330
Morgan Stanley	18,300	1,490,169
		25,382,874
Foods — 0.5%
The Hershey Co.(a)	23,900	1,190,220
Healthcare — 2.7%
Caremark Rx, Inc.(a)	48,500	2,769,835
Express Scripts, Inc.(b)	11,100	794,760

	Number of Shares	Market Value
UnitedHealth Group, Inc.	41,500	$2,229,795
		5,794,390
Household Products — 0.2%
Hunter Douglas NV	5,303	425,552
Industrial – Diversified — 4.2%
Tyco International Ltd.	299,343	9,100,027
Insurance — 10.9%
Ambac Financial Group, Inc.	1,400	124,698
American International Group, Inc.	134,050	9,606,023
Aon Corp.	38,900	1,374,726
Chubb Corp.	10,600	560,846
Loews Corp.	108,400	4,495,348
Markel Corp.(b)	400	192,040
Principal Financial Group, Inc.	11,600	680,920
Progressive Corp.	188,500	4,565,470
Sun Life Financial, Inc.(a)	6,740	285,439
Transatlantic Holdings, Inc.	26,613	1,652,667
		23,538,177
Metals & Mining — 0.4%
China Coal Energy Co.(b)	742,700	482,400
Rio Tinto PLC	8,300	441,850
		924,250
Pharmaceuticals — 0.9%
Cardinal Health, Inc.	29,600	1,907,128
Prepackaged Software — 2.2%
Microsoft Corp.	160,900	4,804,474
Retail — 7.6%
Amazon.com, Inc.(a) (b)	36,100	1,424,506
Bed Bath & Beyond, Inc.(b)	29,700	1,131,570
Carmax, Inc.(b)	11,300	606,019
Costco Wholesale Corp.	149,300	7,893,491
Lowe's Companies, Inc.	31,500	981,225
Sears Holdings Corp.(a) (b)	3,100	520,583
Wal-Mart Stores, Inc.	84,400	3,897,592
		16,454,986
Telephone Utilities — 1.1%
Sprint Nextel Corp.	124,000	2,342,360
Tobacco — 4.5%
Altria Group, Inc.	112,800	9,680,496

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Transportation — 1.4%
China Merchants Holdings International Co. Ltd.	316,268	$1,298,154
Kuehne & Nagel International AG	8,700	631,775
United Parcel Service, Inc. Cl. B	13,300	997,234
		2,927,163
Travel — 0.1%
Expedia, Inc.(b)	13,350	280,083
TOTAL EQUITIES (Cost $161,890,596)		207,948,035
	Principal Amount
SHORT-TERM INVESTMENTS — 12.4%
Cash Equivalents — 7.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$409,491	409,491
American Beacon Money Market Fund(c)	141,421	141,421
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	598,487	598,487
Bank of America 5.270% 01/09/2007	314,993	314,993
Bank of America 5.310% 03/08/2007	314,993	314,993
Bank of America 5.320% 02/16/2007	94,498	94,498
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	188,996	188,996
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	629,987	629,987
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	409,491	409,491
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	157,497	157,497
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	314,993	314,993
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	314,993	314,993

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	$94,498	$94,498
BGI Institutional Money Market Fund(c)	297,572	297,572
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	472,490	472,490
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	157,497	157,497
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	157,497	157,497
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	579,588	579,588
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	472,490	472,490
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	157,497	157,497
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	314,993	314,993
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	314,993	314,993
Dreyfus Cash Management Plus Money Market Fund(c)	112,515	112,515
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	52,758	52,758
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	82,198	82,198
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	314,993	314,993
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	125,997	125,997
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	472,490	472,490
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	472,490	472,490

	Principal Amount	Market Value
Freddie Mac Discount Note 5.231% 01/23/2007	$125,359	$125,359
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	157,497	157,497
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	282,184	282,184
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	440,991	440,991
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	314,993	314,993
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	251,995	251,995
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	472,490	472,490
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	188,996	188,996
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	787,483	787,483
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	283,494	283,494
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	314,993	314,993
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	466,190	466,190
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	314,993	314,993
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	62,999	62,999
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	157,497	157,497
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	251,995	251,995

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	$629,987	$629,987
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	472,490	472,490
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	125,997	125,997
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,086,610	1,086,610
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	163,797	163,797
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	377,992	377,992
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	188,996	188,996
		16,462,414
Repurchase Agreement — 4.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	10,468,807	10,468,807
TOTAL SHORT-TERM INVESTMENTS (Cost $26,931,221)		26,931,221
TOTAL INVESTMENTS — 108.3% (Cost $188,821,817)(f)		234,879,256
Other Assets/ (Liabilities) — (8.3%)		(18,058,536)
NET ASSETS — 100.0%		$216,820,720

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $10,472,878. Collateralized by a U.S. Government Agency obligation with a rate of 4.791%, maturity date of 09/01/2034, and an aggregate market value, including accrued interest, of $10,992,247.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

23

MML Equity Index Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	13,819	$169,145
Monster Worldwide, Inc.(a)	4,076	190,105
Omnicom Group, Inc.	5,306	554,689
		913,939
Aerospace & Defense — 2.3%
Boeing Co.	24,411	2,168,673
General Dynamics Corp.	12,414	922,981
Goodrich Corp.	3,939	179,421
Honeywell International, Inc.	25,190	1,139,596
Lockheed Martin Corp.	10,940	1,007,246
Northrop Grumman Corp.	10,690	723,713
Raytheon Co.	13,788	728,006
Rockwell Collins, Inc.	5,368	339,741
United Technologies Corp.	31,122	1,945,747
		9,155,124
Air Transportation — 0.1%
Southwest Airlines Co.	24,140	369,825
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	11,200	481,152
The Gap, Inc.	16,545	322,628
Jones Apparel Group, Inc.	3,696	123,557
Limited Brands, Inc.	10,430	301,844
Liz Claiborne, Inc.	3,174	137,942
Nike, Inc. Cl. B	5,881	582,395
Nordstrom, Inc.	6,770	334,032
VF Corp.	2,851	234,010
		2,517,560
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	4,768	101,654
Ford Motor Co.(b)	57,867	434,581
General Motors Corp.(b)	17,330	532,378
Genuine Parts Co.	5,429	257,497
The Goodyear Tire & Rubber Co.(a) (b)	5,565	116,809
Harley-Davidson, Inc.	8,222	579,404
Paccar, Inc.	7,624	494,798
		2,517,121
Banking, Savings & Loans — 9.2%
Bank of America Corp.	139,155	7,429,485
The Bank of New York Co., Inc.	23,445	923,030

	Number of Shares	Market Value
BB&T Corp.	16,483	$724,098
Capital One Financial Corp.	13,715	1,053,586
Comerica, Inc.	5,069	297,449
Commerce Bancorp, Inc.(b)	5,700	201,039
Compass Bancshares, Inc.	3,800	226,670
Fannie Mae	29,776	1,768,397
Fifth Third Bancorp	17,122	700,803
First Horizon National Corp.	3,900	162,942
Freddie Mac	21,286	1,445,319
JP Morgan Chase & Co.	106,747	5,155,880
KeyCorp	12,610	479,558
M&T Bank Corp.	2,400	293,184
Marshall and Ilsley Corp.	7,500	360,825
Mellon Financial Corp.	12,694	535,052
National City Corp.(b)	18,298	668,975
Northern Trust Corp.	6,888	418,033
Regions Financial Corp.	22,389	837,349
SLM Corp.	12,542	611,673
Sovereign Bancorp, Inc.(b)	11,255	285,764
State Street Corp.	10,122	682,628
SunTrust Banks, Inc.	11,190	944,996
Synovus Financial Corp.	10,163	313,325
U.S. Bancorp	54,632	1,977,132
Wachovia Corp.	58,851	3,351,564
Washington Mutual, Inc.	29,601	1,346,550
Wells Fargo & Co.	103,558	3,682,522
Zions Bancorp	3,193	263,231
		37,141,059
Beverages — 2.0%
Anheuser-Busch Cos., Inc.	23,687	1,165,400
Brown-Forman Corp. Cl. B	2,480	164,275
The Coca-Cola Co.	62,691	3,024,841
Coca-Cola Enterprises, Inc.	8,474	173,039
Constellation Brands, Inc. Cl. A(a) (b)	6,400	185,728
Molson Coors Brewing Co. Cl. B	1,389	106,175
The Pepsi Bottling Group, Inc.	4,338	134,088
PepsiCo, Inc.	50,708	3,171,785
		8,125,331
Broadcasting, Publishing & Printing — 2.5%
CBS Corp. Cl. B(b)	24,014	748,757
Clear Channel Communications, Inc.	15,249	541,949
Comcast Corp. Cl. A(a)	64,318	2,722,581

	Number of Shares	Market Value
The DIRECTV Group, Inc.(a)	23,900	$596,066
Dow Jones & Co., Inc.(b)	2,026	76,988
Gannett Co., Inc.	7,270	439,544
The McGraw-Hill Companies, Inc.	10,760	731,895
Meredith Corp.	1,144	64,464
New York Times Co. Cl. A(b)	4,665	113,639
The Scripps (E.W.) Co. Cl. A	2,700	134,838
Time Warner, Inc.	125,008	2,722,674
Tribune Co.(b)	6,009	184,957
Univision Communications, Inc. Cl. A(a) (b)	7,400	262,108
Viacom, Inc. Cl. B(a)	21,814	895,028
		10,235,488
Building Materials & Construction — 0.2%
Masco Corp.(b)	12,267	366,415
Vulcan Materials Co.(b)	3,010	270,509
		636,924
Chemicals — 1.3%
Air Products & Chemicals, Inc.	6,758	474,952
Dow Chemical Co.	29,468	1,176,952
Du Pont (E.I.) de Nemours & Co.	28,404	1,383,559
Eastman Chemical Co.	2,500	148,275
Hercules, Inc.(a)	3,506	67,701
International Flavors & Fragrances, Inc.	2,546	125,161
Monsanto Co.	16,670	875,675
PPG Industries, Inc.	5,189	333,186
Praxair, Inc.	10,064	597,097
Rohm & Haas Co.(b)	4,440	226,973
		5,409,531
Commercial Services — 1.4%
Allied Waste Industries, Inc.(a)	7,660	94,141
Apollo Group, Inc. Cl. A(a) (b)	4,388	171,000
Block (H&R), Inc.	9,848	226,898
Cintas Corp.(b)	4,190	166,385
Convergys Corp.(a)	4,516	107,390
Donnelley (R.R.) & Sons Co.	6,722	238,900
eBay, Inc.(a)	36,123	1,086,219
Ecolab, Inc.(b)	5,516	249,323
Equifax, Inc.	3,859	156,675

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Fluor Corp.(b)	2,727	$222,660
Moody's Corp.	7,292	503,586
Paychex, Inc.	10,597	419,005
PerkinElmer, Inc.	4,008	89,098
Public Storage, Inc.	3,220	313,950
Quest Diagnostics	5,028	266,484
Robert Half International, Inc.(b)	5,280	195,994
Ryder System, Inc.	1,982	101,201
Waste Management, Inc.	16,653	612,331
Western Union	23,533	527,610
		5,748,850
Communications — 1.2%
ADC Telecommunications, Inc.(a)	3,921	56,972
Alcatel-Lucent Sponsored ADR (France)	1	14
Avaya, Inc.(a)	13,276	185,598
Ciena Corp.(a)	2,748	76,147
Citizens Communications Co.	9,901	142,277
L-3 Communications Holdings, Inc.	3,800	310,764
Motorola, Inc.	75,309	1,548,353
Network Appliance, Inc.(a)	11,420	448,578
Qualcomm, Inc.	50,760	1,918,220
Tellabs, Inc.(a)	13,812	141,711
		4,828,634
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	7,080	286,457
Computer Sciences Corp.(a)	5,387	287,504
Sun Microsystems, Inc.(a)	107,908	584,861
Teradyne, Inc.(a) (b)	6,160	92,154
Unisys Corp.(a)	11,615	91,062
		1,342,038
Computer Programming Services — 0.1%
Cognizant Technology Solutions Corp. Cl. A(a)	4,300	331,788
VeriSign, Inc.(a)	7,900	189,995
		521,783
Computer Related Services — 0.1%
IAC/InterActiveCorp(a) (b)	6,900	256,404
Computers & Information — 4.0%
Apple, Inc.(a)	26,152	2,218,736
Cisco Systems, Inc.(a)	187,673	5,129,103
Comverse Technology, Inc.(a)	6,322	133,457
Dell, Inc.(a)	69,847	1,752,461
EMC Corp.(a)	70,632	932,342

	Number of Shares	Market Value
International Business Machines Corp.	46,765	$4,543,220
International Game Technology	10,416	481,219
Jabil Circuit, Inc.	5,678	139,395
Lexmark International, Inc.(a)	3,097	226,700
SanDisk Corp.(a)	6,936	298,456
Solectron Corp.(a)	29,681	95,573
Symbol Technologies, Inc.	8,060	120,416
		16,071,078
Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	15,871	437,246
Hewlett-Packard Co.	84,215	3,468,816
Pitney Bowes, Inc.	6,802	314,184
Xerox Corp.(a)	29,814	505,347
		4,725,593
Containers — 0.2%
Ball Corp.	3,220	140,392
Bemis Co., Inc.	3,366	114,377
Pactiv Corp.(a)	4,359	155,573
Sealed Air Corp.	2,591	168,208
Temple-Inland, Inc.	3,376	155,397
		733,947
Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	13,756	454,498
Colgate-Palmolive Co.	15,877	1,035,815
The Estee Lauder Cos., Inc. Cl. A(b)	3,900	159,198
Kimberly-Clark Corp.	14,107	958,571
The Procter & Gamble Co.	97,586	6,271,852
		8,879,934
Data Processing & Preparation — 0.6%
Affiliated Computer Services, Inc. Cl. A(a)	3,600	175,824
Automatic Data Processing, Inc.	17,104	842,372
First Data Corp.	23,533	600,562
Fiserv, Inc.(a)	5,421	284,169
IMS Health, Inc.	6,224	171,036
NCR Corp.(a)	5,500	235,180
		2,309,143
Electric Utilities — 3.1%
AES Corp.(a)	20,349	448,492
Allegheny Energy, Inc.(a)	5,020	230,468
Ameren Corp.(b)	6,281	337,478
American Electric Power Co., Inc.	12,257	521,903
CenterPoint Energy, Inc.(b)	10,063	166,845

	Number of Shares	Market Value
CMS Energy Corp.(a) (b)	6,938	$115,865
Consolidated Edison, Inc.	7,550	362,929
Constellation Energy Group, Inc.	5,525	380,507
Dominion Resources, Inc.	10,878	912,012
DTE Energy Co.(b)	5,537	268,046
Duke Energy Corp.	38,573	1,281,009
Edison International	10,030	456,164
Entergy Corp.	6,360	587,155
Exelon Corp.	20,536	1,270,973
FirstEnergy Corp.	10,157	611,553
FPL Group, Inc.(b)	12,372	673,284
NiSource, Inc.	8,346	201,139
PG&E Corp.	10,721	507,425
Pinnacle West Capital Corp.	3,200	162,048
PPL Corp.	11,678	418,540
Progress Energy, Inc.	7,772	381,450
Public Service Enterprise Group, Inc.	7,898	524,269
Southern Co.	22,787	839,929
Teco Energy, Inc.(b)	6,761	116,492
TXU Corp.	14,154	767,288
		12,543,263
Electrical Equipment & Electronics — 5.7%
Advanced Micro Devices, Inc.(a)	15,260	310,541
Altera Corp.(a)	11,220	220,810
American Power Conversion Corp.	5,230	159,986
Analog Devices, Inc.	10,870	357,297
Broadcom Corp. Cl. A(a)	14,347	463,552
Emerson Electric Co.	25,114	1,106,774
General Electric Co.	317,335	11,808,035
Intel Corp.	177,287	3,590,062
JDS Uniphase Corp.(a) (b)	6,998	116,587
Johnson Controls, Inc.	5,950	511,224
KLA-Tencor Corp.(b)	6,106	303,774
Linear Technology Corp.	9,230	279,854
LSI Logic Corp.(a)	12,428	111,852
Maxim Integrated Products, Inc.	9,860	301,913
Micron Technology, Inc.(a)	22,417	312,941
Molex, Inc.	4,590	145,182
National Semiconductor Corp.	9,396	213,289
Novellus Systems, Inc.(a) (b)	4,050	139,401
Nvidia Corp.(a)	10,800	399,708
PMC-Sierra, Inc.(a) (b)	6,189	41,528
QLogic Corp.(a)	4,900	107,408
Rockwell Automation, Inc.	5,568	340,093

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sanmina-SCI Corp.(a)	18,052	$62,279
Texas Instruments, Inc.	47,126	1,357,229
Xilinx, Inc.	10,411	247,886
		23,009,205
Energy — 9.7%
Anadarko Petroleum Corp.	14,144	615,547
Apache Corp.	10,100	671,751
Ashland, Inc.	2,003	138,568
BJ Services Co.	9,400	275,608
Chesapeake Energy Corp.(b)	11,600	336,980
Chevron Corp.	67,566	4,968,128
ConocoPhillips Co.	50,690	3,647,146
Devon Energy Corp.	13,570	910,276
Dynegy, Inc. Cl. A	11,109	80,429
El Paso Corp.	21,346	326,167
EOG Resources, Inc.	7,400	462,130
Exxon Mobil Corp.	179,536	13,757,844
Halliburton Co.	31,730	985,217
Hess Corp.	8,317	412,274
KeySpan Corp.	5,380	221,548
Kinder Morgan, Inc.	3,290	347,918
Marathon Oil Corp.	10,996	1,017,130
Murphy Oil Corp.(b)	5,600	284,760
Nabors Industries Ltd.(a) (b)	9,730	289,759
National Oilwell Varco, Inc.(a)	5,500	336,490
Nicor, Inc.	1,489	69,685
Noble Corp.	4,240	322,876
Occidental Petroleum Corp.	26,508	1,294,386
Peabody Energy Corp.	8,100	327,321
Peoples Energy Corp.	970	43,233
Questar Corp.	2,600	215,930
Rowan Companies, Inc.(b)	3,421	113,577
Schlumberger Ltd.	36,378	2,297,634
Sempra Energy	8,117	454,309
Sunoco, Inc.	4,086	254,803
Transocean, Inc.(a)	8,998	727,848
Valero Energy Corp.	18,800	961,808
Weatherford International Ltd.	10,638	444,562
The Williams Cos., Inc.	18,318	478,466
Xcel Energy, Inc.(b)	12,672	292,216
XTO Energy, Inc.	11,199	526,913
		38,911,237
Entertainment & Leisure — 1.1%
Brunswick Corp.	2,939	93,754
Harrah's Entertainment, Inc.	5,723	473,407
News Corp., Inc. Cl. A	71,800	1,542,264
The Walt Disney Co.	64,232	2,201,231
		4,310,656

	Number of Shares	Market Value
Financial Services — 6.6%
American Express Co.	37,308	$2,263,476
Ameriprise Financial, Inc.	7,521	409,895
Apartment Investment & Management Co. Cl. A	3,100	173,662
Archstone-Smith Trust REIT	6,600	384,186
The Bear Stearns Cos., Inc.	3,658	595,449
Chicago Mercantile Exchange Holdings, Inc.	1,100	560,725
CIT Group, Inc.	6,100	340,197
Citigroup, Inc.	151,990	8,465,843
Countrywide Financial Corp.	18,754	796,107
E*TRADE Financial Corp.(a)	13,100	293,702
Federated Investors, Inc. Cl. B	2,700	91,206
Fidelity National Information Services, Inc.	5,000	200,450
Franklin Resources, Inc.	5,028	553,935
The Goldman Sachs Group, Inc.	13,309	2,653,149
Huntington Bancshares, Inc.	7,434	176,558
Janus Capital Group, Inc.	6,350	137,097
Legg Mason, Inc.	3,985	378,774
Lehman Brothers Holdings, Inc.	16,544	1,292,417
Merrill Lynch & Co., Inc.	27,269	2,538,744
Morgan Stanley	32,991	2,686,457
PNC Financial Services Group, Inc.	9,049	669,988
The Charles Schwab Corp.	31,761	614,258
T. Rowe Price Group, Inc.	8,100	354,537
		26,630,812
Food Retailers — 0.3%
Starbucks Corp.(a)	23,198	821,673
SuperValu, Inc.	6,495	232,196
		1,053,869
Foods — 1.5%
Archer-Daniels-Midland Co.	20,161	644,346
Campbell Soup Co.	6,702	260,641
ConAgra Foods, Inc.	15,672	423,144
Dean Foods Co.(a)	4,100	173,348
General Mills, Inc.	10,808	622,541
Heinz (H. J.) Co.	10,222	460,092
The Hershey Co.(b)	5,344	266,131
Kellogg Co.	7,664	383,660
The Kroger Co.	22,218	512,569
McCormick & Co., Inc.	4,000	154,240

	Number of Shares	Market Value
Safeway, Inc.	13,660	$472,090
Sara Lee Corp.	23,365	397,906
Sysco Corp.	19,030	699,543
Tyson Foods, Inc. Cl. A(b)	8,200	134,890
Wrigley (Wm.) Jr. Co.	6,767	349,989
		5,955,130
Forest Products & Paper — 0.4%
International Paper Co.	14,020	478,082
MeadWestvaco Corp.	5,601	168,366
Plum Creek Timber Co., Inc.	5,500	219,175
Weyerhaeuser Co.	7,590	536,234
		1,401,857
Healthcare — 1.1%
Caremark Rx, Inc.	13,100	748,141
Coventry Health Care, Inc.(a)	4,985	249,499
Express Scripts, Inc.(a)	4,300	307,880
Health Management Associates, Inc. Cl. A	7,400	156,214
Humana, Inc.(a)	5,103	282,247
Laboratory Corp. of America Holdings(a) (b)	4,000	293,880
Manor Care, Inc.	2,332	109,417
Tenet Healthcare Corp.(a) (b)	15,159	105,658
UnitedHealth Group, Inc.	41,380	2,223,347
		4,476,283
Home Construction, Furnishings & Appliances — 0.4%
Centex Corp.(b)	3,746	210,787
D.R. Horton, Inc.	8,400	222,516
Harman International Industries, Inc.	2,000	199,820
KB Home	2,442	125,226
Leggett & Platt, Inc.	5,550	132,645
Lennar Corp. Cl. A	4,400	230,824
Pulte Homes, Inc.	6,644	220,049
Whirlpool Corp.	2,442	202,735
		1,544,602
Household Products — 0.4%
The Black & Decker Corp.	2,250	179,933
The Clorox Co.	4,670	299,581
Fortune Brands, Inc.(b)	4,680	399,625
Newell Rubbermaid, Inc.	8,635	249,983
The Sherwin-Williams Co.	3,429	218,016
Snap-on, Inc.	1,853	88,277
The Stanley Works	2,305	115,918
		1,551,333

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	2,279	$159,393
Industrial – Diversified — 1.7%
3M Co.	23,172	1,805,794
Cooper Industries Ltd. Cl. A	2,814	254,470
Corning, Inc.(a)	47,891	896,041
Danaher Corp.	7,310	529,536
Eaton Corp.	4,594	345,193
Illinois Tool Works, Inc.	13,038	602,225
ITT Industries, Inc.	5,774	328,079
Textron, Inc.	3,932	368,704
Tyco International Ltd.	61,974	1,884,010
		7,014,052
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a)	6,488	2,987,594
Juniper Networks, Inc.(a)	17,800	337,132
Yahoo!, Inc.(a)	38,216	976,037
		4,300,763
Insurance — 5.4%
ACE Ltd.	10,000	605,700
Aetna, Inc.	16,844	727,324
AFLAC, Inc.	15,320	704,720
Allstate Corp.	19,404	1,263,394
Ambac Financial Group, Inc.	3,275	291,704
American International Group, Inc.	79,832	5,720,761
Aon Corp.	9,646	340,890
Chubb Corp.	12,646	669,100
Cigna Corp.	3,440	452,601
Cincinnati Financial Corp.	5,382	243,858
Genworth Financial, Inc. Cl. A	13,700	468,677
The Hartford Financial Services Group, Inc.	9,358	873,195
Lincoln National Corp.	8,880	589,632
Loews Corp.	13,874	575,355
Marsh & McLennan Cos., Inc.	16,942	519,442
MBIA, Inc.	4,175	305,026
Metlife, Inc.	23,332	1,376,821
MGIC Investment Corp.	2,589	161,916
Principal Financial Group, Inc.(b)	8,236	483,453
Progressive Corp.	23,692	573,820
Prudential Financial, Inc.	14,900	1,279,314
Safeco Corp.	3,659	228,870
St. Paul Travelers Cos.	21,263	1,141,610
Torchmark Corp.	3,126	199,314
UnumProvident Corp.	10,070	209,255
WellPoint, Inc.(a)	19,087	1,501,956

	Number of Shares	Market Value
XL Capital Ltd. Cl. A	5,627	$405,257
		21,912,965
Lodging — 0.4%
Hilton Hotels Corp.	11,891	414,996
Marriott International, Inc. Cl. A	10,428	497,624
Starwood Hotels & Resorts Worldwide, Inc.	6,740	421,250
Wyndham Worldwide Corp.(a)	6,288	201,342
		1,535,212
Machinery & Components — 1.1%
Baker Hughes, Inc.	10,098	753,917
Caterpillar, Inc.	20,104	1,232,978
Cummins, Inc.	1,539	181,879
Deere & Co.	7,043	669,578
Dover Corp.	6,235	305,640
Ingersoll-Rand Co. Ltd. Cl. A	9,866	386,057
Pall Corp.	3,792	131,014
Parker Hannifin Corp.	3,714	285,532
Smith International, Inc.	6,300	258,741
		4,205,336
Manufacturing — 0.4%
American Standard Cos., Inc.	5,400	247,590
Applied Materials, Inc.	42,706	787,926
Avery Dennison Corp.	2,928	198,899
Millipore Corp.(a) (b)	1,715	114,219
Terex Corp.(a)	3,100	200,198
		1,548,832
Medical Supplies — 2.1%
Agilent Technologies, Inc.(a)	12,583	438,518
Allergan, Inc.	4,616	552,720
Applera Corp. - Applied Biosystems Group	5,538	203,189
Bard (C.R.), Inc.	3,220	267,163
Bausch & Lomb, Inc.	1,692	88,086
Baxter International, Inc.	19,992	927,429
Becton, Dickinson & Co.	7,648	536,507
Biomet, Inc.	7,755	320,049
Boston Scientific Corp.(a)	36,172	621,435
Medtronic, Inc.	35,381	1,893,237
Patterson Companies, Inc.(a)	4,500	159,795
St. Jude Medical, Inc.(a)	10,844	396,457
Stryker Corp.	9,100	501,501
Tektronix, Inc.	2,620	76,425
Thermo Fisher Scientific, Inc.(a) (b)	12,754	577,629

	Number of Shares	Market Value
Waters Corp.(a)	3,200	$156,704
Zimmer Holdings, Inc.(a)	7,522	589,574
		8,306,418
Metals & Mining — 0.9%
Alcoa, Inc.	26,688	800,907
Allegheny Technologies, Inc.	3,044	276,030
CONSOL Energy, Inc.	5,600	179,928
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	6,033	336,219
Newmont Mining Corp.	13,809	623,476
Nucor Corp.	9,456	516,865
Phelps Dodge Corp.	6,270	750,644
United States Steel Corp.	3,754	274,568
		3,758,637
Pharmaceuticals — 7.9%
Abbott Laboratories	46,998	2,289,273
AmerisourceBergen Corp.	6,352	285,586
Amgen, Inc.(a)	35,969	2,457,042
Barr Pharmaceuticals, Inc.(a)	3,400	170,408
Biogen Idec, Inc.(a)	10,537	518,315
Bristol-Myers Squibb Co.	60,442	1,590,833
Cardinal Health, Inc.	12,469	803,378
Celgene Corp.(a) (b)	11,400	655,842
Eli Lilly & Co.	30,195	1,573,160
Forest Laboratories, Inc.(a)	9,780	494,868
Genzyme Corp.(a)	8,200	504,956
Gilead Sciences, Inc.(a)	14,044	911,877
Hospira, Inc.(a)	5,039	169,210
Johnson & Johnson	89,896	5,934,934
King Pharmaceuticals, Inc.(a)	7,867	125,243
McKesson Corp.	9,187	465,781
Medco Health Solutions, Inc.(a)	9,020	482,029
MedImmune, Inc.(a) (b)	7,564	244,847
Merck & Co., Inc.	66,915	2,917,494
Mylan Laboratories, Inc.	6,724	134,211
Pfizer, Inc.	224,141	5,805,252
Schering-Plough Corp.(b)	45,488	1,075,336
Sigma-Aldrich Corp.	1,984	154,196
Watson Pharmaceutical, Inc.(a)	3,270	85,118
Wyeth	41,356	2,105,848
		31,955,037
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	8,860	228,588

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 3.2%
Adobe Systems, Inc.(a)	17,812	$732,429
BMC Software, Inc.(a)	6,465	208,173
CA, Inc.	12,629	286,047
Citrix Systems, Inc.(a)	5,792	156,674
Compuware Corp.(a)	11,478	95,612
Electronic Arts, Inc.(a)	9,400	473,384
Intuit, Inc.(a)	10,720	327,067
Microsoft Corp.	266,308	7,951,957
Novell, Inc.(a)	10,976	68,051
Oracle Corp.(a)	123,961	2,124,692
Symantec Corp.(a) (b)	28,889	602,336
		13,026,422
Real Estate — 0.9%
Boston Properties, Inc.(b)	3,500	391,580
CB Richard Ellis Group, Inc. Cl. A(a)	5,600	185,920
Equity Office Properties Trust	10,760	518,309
Equity Residential REIT	9,000	456,750
Kimco Realty Corp.(b)	6,600	296,670
ProLogis	7,500	455,775
Realogy Corp.(a)	6,573	199,293
Simon Property Group, Inc. REIT(b)	6,800	688,772
Vornado Realty Trust(b)	3,700	449,550
		3,642,619
Restaurants — 0.6%
Darden Restaurants, Inc.	4,292	172,410
McDonald's Corp.	37,677	1,670,221
Wendy's International, Inc.	3,675	121,606
Yum! Brands, Inc.	8,298	487,922
		2,452,159
Retail — 4.5%
Amazon.com, Inc.(a) (b)	9,733	384,064
AutoZone, Inc.(a)	1,654	191,136
Bed Bath & Beyond, Inc.(a)	8,850	337,185
Best Buy Co., Inc.	12,595	619,548
Big Lots, Inc.(a) (b)	3,374	77,332
Circuit City Stores, Inc.	4,400	83,512
Costco Wholesale Corp.	14,442	763,549
CVS Corp.	25,306	782,208
Dillards, Inc. Cl. A(b)	2,101	73,472
Dollar General Corp.	9,614	154,401
Family Dollar Stores, Inc.	4,751	139,347
Federated Department Stores, Inc.	16,700	636,771
The Home Depot, Inc.	63,437	2,547,630
J.C. Penney Co., Inc.	7,009	542,216
Kohl's Corp.(a)	10,023	685,874
Lowe's Companies, Inc.(b)	46,964	1,462,929
Office Depot, Inc.(a)	8,765	334,560
OfficeMax, Inc.	2,242	111,315
RadioShack Corp.(b)	4,181	70,157

	Number of Shares	Market Value
Sears Holdings Corp.(a) (b)	2,508	$421,168
Staples, Inc.	22,359	596,985
Target Corp.	26,368	1,504,294
Tiffany & Co.	4,292	168,418
The TJX Cos., Inc.	13,776	392,340
Walgreen Co.	31,004	1,422,774
Wal-Mart Stores, Inc.	75,634	3,492,778
		17,995,963
Retail – Grocery — 0.1%
Whole Foods Market, Inc.(b)	4,300	201,799
Telephone Utilities — 3.4%
Alltel Corp.	11,908	720,196
AT&T, Inc.	119,434	4,269,766
BellSouth Corp.	55,820	2,629,680
CenturyTel, Inc.	3,731	162,895
Embarq Corp.	4,627	243,195
Qwest Communications International, Inc.(a)	49,258	412,289
Sprint Nextel Corp.	89,159	1,684,214
Verizon Communications, Inc.	89,116	3,318,680
Windstream Corp.	15,131	215,163
		13,656,078
Tobacco — 1.5%
Altria Group, Inc.	64,354	5,522,860
Reynolds American, Inc.(b)	5,300	346,991
UST, Inc.	4,922	286,460
		6,156,311
Toys, Games — 0.1%
Hasbro, Inc.	5,091	138,730
Mattel, Inc.	11,589	262,607
		401,337
Transportation — 1.7%
Burlington Northern Santa Fe Corp.	11,093	818,774
Carnival Corp.	13,585	666,344
CSX Corp.	13,630	469,281
FedEx Corp.	9,403	1,021,354
Norfolk Southern Corp.	12,689	638,130
Union Pacific Corp.	8,317	765,330
United Parcel Service, Inc. Cl. B	33,200	2,489,336
		6,868,549
Travel — 0.0%
Sabre Holdings Corp. Cl. A	4,231	134,927
TOTAL EQUITIES (Cost $301,382,715)		393,288,950

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 6.5%
Cash Equivalents — 4.3%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$427,317	$427,317
American Beacon Money Market Fund(c)	147,578	147,578
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	624,546	624,546
Bank of America 5.270% 01/09/2007	328,709	328,709
Bank of America 5.310% 03/08/2007	328,709	328,709
Bank of America 5.320% 02/16/2007	98,613	98,613
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	197,225	197,225
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	657,417	657,417
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	427,321	427,321
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	164,354	164,354
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	328,709	328,709
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	328,709	328,709
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	98,613	98,613
BGI Institutional Money Market Fund(c)	310,529	310,529
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	493,063	493,063
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	164,354	164,354
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	164,354	164,354
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	604,824	604,824

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$493,063	$493,063
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	164,354	164,354
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	328,709	328,709
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	328,709	328,709
Dreyfus Cash Management Plus Money Market Fund(c)	117,414	117,414
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	55,055	55,055
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	85,777	85,777
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	328,709	328,709
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	131,483	131,483
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	493,063	493,063
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	493,063	493,063
Freddie Mac Discount Note 5.231% 01/23/2007	130,817	130,817
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	164,354	164,354
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	294,471	294,471
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	460,192	460,192
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	328,709	328,709

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	$262,967	$262,967
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	493,063	493,063
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	197,225	197,225
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	821,771	821,771
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	295,838	295,838
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	328,709	328,709
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	486,489	486,489
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	328,709	328,709
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	65,742	65,742
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	164,354	164,354
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	262,967	262,967
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	657,417	657,417
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	493,063	493,063
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	131,483	131,483
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,133,922	1,133,922
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	170,928	170,928
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	394,450	394,450

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	$197,225	$197,225
		17,179,208
Repurchase Agreement — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	8,446,708	8,446,708
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 4.850% 02/22/2007	385,000	382,303
TOTAL SHORT-TERM INVESTMENTS (Cost $26,008,219)		26,008,219
TOTAL INVESTMENTS — 104.2% (Cost $327,390,934)(g)		419,297,169
Other Assets/ (Liabilities) — (4.2%)		(16,772,485)
NET ASSETS — 100.0%		$402,524,684

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $8,449,993. Collateralized by a U.S. Government Agency obligation with a rate of 4.377%, maturity date of 01/01/2034, and an aggregate market value, including accrued interest, of $8,869,044.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML Growth Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.9%
COMMON STOCK — 97.9%
Advertising — 0.1%
Monster Worldwide, Inc.(a)	300	$13,992
Aerospace & Defense — 3.0%
General Dynamics Corp.	600	44,610
Lockheed Martin Corp.(b)	2,400	220,968
Northrop Grumman Corp.	1,400	94,780
Raytheon Co.	1,100	58,080
United Technologies Corp.	3,000	187,560
		605,998
Apparel, Textiles & Shoes — 1.2%
Abercrombie & Fitch Co. Cl. A	200	13,926
American Eagle Outfitters, Inc.	1,950	60,860
AnnTaylor Stores Corp.(a)	900	29,556
Claire's Stores, Inc.	1,400	46,396
Columbia Sportswear Co.	200	11,140
Limited Brands, Inc.	2,000	57,880
Liz Claiborne, Inc.	300	13,038
VF Corp.	200	16,416
		249,212
Automotive & Parts — 0.7%
AutoNation, Inc.(a)	1,600	34,112
Harley-Davidson, Inc.	1,100	77,517
Paccar, Inc.	500	32,450
		144,079
Banking, Savings & Loans — 1.6%
JP Morgan Chase & Co.	4,900	236,670
Mellon Financial Corp.(b)	1,800	75,870
The First Marblehead Corp.(b)	300	16,395
		328,935
Beverages — 1.7%
Anheuser-Busch Cos., Inc.	4,000	196,800
The Coca-Cola Co.	2,900	139,925
The Pepsi Bottling Group, Inc.	400	12,364
		349,089
Broadcasting, Publishing & Printing — 1.9%
Comcast Corp. Cl. A(a)	6,900	292,077
The DIRECTV Group, Inc.(a)	3,200	79,808
Univision Communications, Inc. Cl. A(a)	600	21,252
		393,137

	Number of Shares	Market Value
Building Materials & Construction — 0.1%
Masco Corp.(b)	800	$23,896
Chemicals — 0.5%
Air Products & Chemicals, Inc.	200	14,056
Du Pont (E.I.) de Nemours & Co.	1,400	68,194
PPG Industries, Inc.	200	12,842
		95,092
Commercial Services — 4.3%
Ecolab, Inc.	700	31,640
Fastenal Co.(b)	1,800	64,584
Fluor Corp.(b)	300	24,495
Global Payments, Inc.	700	32,410
ITT Educational Services, Inc.(a)	400	26,548
Manpower, Inc.	1,100	82,423
MoneyGram International, Inc.(b)	800	25,088
Moody's Corp.	2,800	193,368
Pharmaceutical Product Development, Inc.	820	26,420
Quest Diagnostics	1,900	100,700
Rent-A-Center, Inc.(a)	1,400	41,314
Robert Half International, Inc.(b)	1,500	55,680
Ryder System, Inc.	800	40,848
Waste Management, Inc.	2,900	106,633
Weight Watchers International, Inc.	200	10,506
		862,657
Communications — 1.9%
Harris Corp.	600	27,516
Network Appliance, Inc.(a)	2,000	78,560
Qualcomm, Inc.	6,700	253,193
Tellabs, Inc.(a)	1,900	19,494
		378,763
Computer Integrated Systems Design — 0.1%
Computer Sciences Corp.(a) (b)	400	21,348
Computer Programming Services — 0.4%
Cognizant Technology Solutions Corp. Cl. A(a)	1,100	84,876
Computer Related Services — 0.1%
Checkfree Corp.(a) (b)	300	12,048
Computers & Information — 5.6%
CDW Corp.(b)	700	49,224
Cisco Systems, Inc.(a)	18,400	502,872

	Number of Shares	Market Value
Dell, Inc.(a)	7,400	$185,666
International Business Machines Corp.	1,300	126,295
International Game Technology	3,200	147,840
Lexmark International, Inc.(a)	1,400	102,480
Tech Data Corp.(a)	300	11,361
		1,125,738
Computers & Office Equipment — 0.6%
Hewlett-Packard Co.	2,200	90,618
Pitney Bowes, Inc.	600	27,714
		118,332
Containers — 0.2%
Pactiv Corp.(a)	1,400	49,966
Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	1,500	49,560
Colgate-Palmolive Co.	700	45,668
Kimberly-Clark Corp.	1,100	74,745
		169,973
Data Processing & Preparation — 0.6%
Affiliated Computer Services, Inc. Cl. A(a)	700	34,188
First Data Corp.	2,000	51,040
Fiserv, Inc.(a)	700	36,694
		121,922
Electric Utilities — 0.1%
AES Corp.(a)	500	11,020
Electrical Equipment & Electronics — 3.3%
Amphenol Corp. Cl. A	200	12,416
Emerson Electric Co.	5,800	255,606
Energizer Holdings, Inc.(a)	300	21,297
Intel Corp.	3,700	74,925
Johnson Controls, Inc.(b)	1,300	111,696
Lincoln Electric Holdings, Inc.	200	12,084
Micron Technology, Inc.(a)	900	12,564
Molex, Inc.	800	25,304
Rockwell Automation, Inc.	1,600	97,728
Wesco International, Inc.(a)	700	41,167
		664,787
Energy — 4.8%
Anadarko Petroleum Corp.	1,300	56,576
Chevron Corp.	600	44,118
ConocoPhillips Co.	742	53,387

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Devon Energy Corp.	300	$20,124
Exxon Mobil Corp.	8,700	666,681
Marathon Oil Corp.	700	64,750
Occidental Petroleum Corp.	1,200	58,596
		964,232
Entertainment & Leisure — 1.4%
News Corp., Inc. Cl. A	4,900	105,252
The Walt Disney Co.	5,000	171,350
		276,602
Financial Services — 4.9%
Chicago Mercantile Exchange Holdings, Inc.	100	50,975
E*TRADE Financial Corp.(a)	1,500	33,630
Federated Investors, Inc. Cl. B	500	16,890
Investment Technology Group, Inc.(a)	300	12,864
Lehman Brothers Holdings, Inc.	1,000	78,120
Merrill Lynch & Co., Inc.	1,200	111,720
Morgan Stanley	2,000	162,860
TD Ameritrade Holding Corp.	900	14,562
The Bear Stearns Cos., Inc.	400	65,112
The Charles Schwab Corp.	3,900	75,426
The Goldman Sachs Group, Inc.	1,800	358,830
		980,989
Food Retailers — 1.8%
Starbucks Corp.(a)	10,400	368,368
Foods — 1.8%
Archer-Daniels-Midland Co.	4,000	127,840
Campbell Soup Co.(b)	900	35,001
Heinz (H. J.) Co.	1,400	63,014
Kraft Foods, Inc. Cl. A(b)	600	21,420
Sara Lee Corp.	1,400	23,842
The Kroger Co.	4,200	96,894
		368,011
Healthcare — 2.9%
Caremark Rx, Inc.	200	11,422
Express Scripts, Inc.(a)	1,700	121,720
Health Management Associates, Inc. Cl. A(b)	500	10,555
Health Net, Inc.(a)	500	24,330
Laboratory Corp. of America Holdings(a)	400	29,388
Lincare Holdings, Inc.(a)	1,300	51,792
Manor Care, Inc.	300	14,076
UnitedHealth Group, Inc.	5,988	321,735
		585,018

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 0.7%
Centex Corp.(b)	200	$11,254
Harman International Industries, Inc.	200	19,982
KB Home	500	25,640
Lennar Corp. Cl. A	200	10,492
Mohawk Industries, Inc.(a) (b)	200	14,972
The Ryland Group, Inc.	300	16,386
Whirlpool Corp.	536	44,499
		143,225
Industrial – Distribution — 0.1%
W.W. Grainger, Inc.	200	13,988
Industrial – Diversified — 2.1%
Corning, Inc.(a)	600	11,226
Danaher Corp.	2,700	195,588
Illinois Tool Works, Inc.	3,500	161,665
Textron, Inc.	600	56,262
		424,741
Information Retrieval Services — 0.5%
Google, Inc. Cl. A(a)	200	92,096
Insurance — 3.5%
AFLAC, Inc.(b)	3,000	138,000
Ambac Financial Group, Inc.	500	44,535
American International Group, Inc.	2,500	179,150
Aon Corp.	1,300	45,942
Lincoln National Corp.	500	33,200
MBIA, Inc.	400	29,224
Progressive Corp.	4,500	108,990
Radian Group, Inc.	100	5,391
St. Paul Travelers Cos.	600	32,214
The PMI Group, Inc.(b)	1,000	47,170
W.R. Berkley Corp.	1,200	41,412
		705,228
Internet Content — 0.3%
BEA Systems, Inc.(a)	4,600	57,868
Lodging — 0.3%
Marriott International, Inc. Cl. A	1,200	57,264
Machinery & Components — 2.4%
Baker Hughes, Inc.	1,100	82,126
Caterpillar, Inc.	2,900	177,857
Cummins, Inc.(b)	400	47,272
Deere & Co.(b)	600	57,042
Flowserve Corp.(a)	400	20,188
FMC Technologies, Inc.(a)	900	55,467
Parker Hannifin Corp.	600	46,128
		486,080

	Number of Shares	Market Value
Manufacturing — 0.7%
American Standard Cos., Inc.	600	$27,510
Lam Research Corp.(a)	300	15,186
Terex Corp.(a)	1,400	90,412
		133,108
Medical Supplies — 2.3%
Agilent Technologies, Inc.(a)	3,300	115,005
Allergan, Inc.	700	83,818
Applera Corp. - Applied Biosystems Group	2,000	73,380
Baxter International, Inc.	300	13,917
Becton, Dickinson & Co.	900	63,135
Medtronic, Inc.(b)	600	32,106
Respironics, Inc.(a)	300	11,325
Stryker Corp.	500	27,555
Varian Medical Systems, Inc.(a)	1,100	52,327
		472,568
Metals & Mining — 1.0%
Alcoa, Inc.	2,100	63,021
Nucor Corp.	1,900	103,854
Reliance Steel & Aluminum Co.	900	35,442
		202,317
Pharmaceuticals — 11.2%
Abbott Laboratories	3,800	185,098
Amgen, Inc.(a)	500	34,155
Barr Pharmaceuticals, Inc.(a)	400	20,048
Biogen Idec, Inc.(a) (b)	600	29,514
Bristol-Myers Squibb Co.	2,900	76,328
Cardinal Health, Inc.	1,300	83,759
Celgene Corp.(a)	200	11,506
Forest Laboratories, Inc.(a)	4,500	227,700
Gilead Sciences, Inc.(a)	300	19,479
Johnson & Johnson	6,400	422,528
King Pharmaceuticals, Inc.(a)	700	11,144
McKesson Corp.	1,700	86,190
Merck & Co., Inc.	14,900	649,640
Pfizer, Inc.	15,300	396,270
		2,253,359
Prepackaged Software — 3.2%
BMC Software, Inc.(a)	1,800	57,960
Cerner Corp.(a)	700	31,850
Citrix Systems, Inc.(a)	2,300	62,215
Intuit, Inc.(a)	1,100	33,561
Microsoft Corp.	4,700	140,342
Oracle Corp.(a)	18,200	311,948
		637,876

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Restaurants — 0.2%
Applebee's International, Inc.	200	$4,934
Brinker International, Inc.	1,350	40,716
		45,650
Retail — 14.5%
AutoZone, Inc.(a)	400	46,224
Bed Bath & Beyond, Inc.(a) (b)	2,500	95,250
Best Buy Co., Inc.	1,300	63,947
Carmax, Inc.(a)	600	32,178
Circuit City Stores, Inc.	2,100	39,858
Costco Wholesale Corp.	2,400	126,888
CVS Corp.	900	27,819
Dollar General Corp.	2,500	40,150
Dollar Tree Stores, Inc.(a)	800	24,080
Family Dollar Stores, Inc.	2,100	61,593
J.C. Penney Co., Inc.	500	38,680
Kohl's Corp.(a)	3,000	205,290
Lowe's Companies, Inc.	13,900	432,985
Office Depot, Inc.(a)	3,000	114,510
O'Reilly Automotive, Inc.(a) (b)	1,300	41,678
Petsmart, Inc.	500	14,430
Staples, Inc.	3,500	93,450
Target Corp.	200	11,410
The Home Depot, Inc.	18,200	730,912
The TJX Cos., Inc.	1,400	39,872
Walgreen Co.	3,300	151,437
Wal-Mart Stores, Inc.	10,800	498,744
		2,931,385
Telephone Utilities — 1.7%
AT&T, Inc.	3,100	110,825
BellSouth Corp.	4,200	197,862
NII Holdings, Inc. Cl. B(a) (b)	100	6,444
Qwest Communications International, Inc.(a) (b)	4,600	38,502
		353,633
Tobacco — 1.2%
Altria Group, Inc.	2,200	188,804
Reynolds American, Inc.(b)	200	13,094
UST, Inc.	800	46,560
		248,458
Toys, Games — 0.1%
Mattel, Inc.	500	11,330
Transportation — 5.5%
Burlington Northern Santa Fe Corp.	1,800	132,858
CSX Corp.	1,500	51,645

	Number of Shares	Market Value
Expeditors International of Washington, Inc.	3,900	$157,950
FedEx Corp.	4,500	488,790
Norfolk Southern Corp.	1,600	80,464
Robinson (C.H.) Worldwide, Inc.(b)	2,800	114,492
Thor Industries, Inc.(b)	900	39,591
Union Pacific Corp.	600	55,212
		1,121,002
TOTAL EQUITIES (Cost $18,730,413)		19,759,256
RIGHTS — 0.0%
Computers & Information
Seagate Technology(c)	11,100	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG TERM INVESTMENTS (Cost $18,730,413)		19,759,256
	Principal Amount
SHORT-TERM INVESTMENTS — 9.5%
Cash Equivalents — 7.3%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$36,633	36,633
American Beacon Money Market Fund(d)	12,652	12,652
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	53,539	53,539
Bank of America 5.270% 01/09/2007	28,179	28,179
Bank of America 5.310% 03/08/2007	28,179	28,179
Bank of America 5.320% 02/16/2007	8,453	8,453
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	16,907	16,907
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	56,356	56,356
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	36,632	36,632

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	$28,178	$28,178
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	28,178	28,178
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	8,453	8,453
BGI Institutional Money Market Fund(d)	26,620	26,620
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	42,267	42,267
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	14,089	14,089
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	14,089	14,089
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	51,848	51,848
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	42,267	42,267
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	14,089	14,089
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	28,178	28,178
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	28,178	28,178
Dreyfus Cash Management Plus Money Market Fund(d)	10,065	10,065
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	4,720	4,720
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	7,353	7,353
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	28,178	28,178
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	11,271	11,271

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	$42,267	$42,267
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	42,267	42,267
Freddie Mac Discount Note 5.231% 01/23/2007	11,214	11,214
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	14,089	14,089
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	25,243	25,243
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	39,449	39,449
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	28,178	28,178
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	22,543	22,543
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	42,267	42,267
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	16,907	16,907
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	70,445	70,445
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	25,360	25,360
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	28,178	28,178
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	41,704	41,704
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	28,178	28,178
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	5,636	5,636
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	14,089	14,089

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	$22,543	$22,543
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	56,356	56,356
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	42,267	42,267
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	11,271	11,271
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	97,204	97,204
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	14,089	14,089
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	14,653	14,653
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	33,814	33,814
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	16,907	16,907
		1,472,669
Repurchase Agreement — 2.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	437,729	437,729
TOTAL SHORT-TERM INVESTMENTS (Cost $1,910,398)		1,910,398
TOTAL INVESTMENTS — 107.4% (Cost $20,640,811)(g)		21,669,654
Other Assets/ (Liabilities) — (7.4%)		(1,487,592)
NET ASSETS — 100.0%		$20,182,062

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $437,899. Collateralized by U.S. Government Agency obligation with a rate of 8.00%, maturity date of 11/25/2019, and an aggregate market value, including accrued interest, of $459,615.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MML OTC 100 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK — 97.0%
Advertising — 0.7%
Lamar Advertising Co.(a)	451	$29,491
Monster Worldwide, Inc.(a)	718	33,488
		62,979
Apparel, Textiles & Shoes — 0.7%
American Eagle Outfitters, Inc.	1,270	39,637
Ross Stores, Inc.	755	22,120
		61,757
Automotive & Parts — 1.2%
Paccar, Inc.	1,524	98,908
Broadcasting, Publishing & Printing — 3.9%
Comcast Corp. Cl. A(a)	5,245	222,021
Gemstar-TV Guide International, Inc.(a)	49	196
Liberty Global, Inc. Cl. A(a)	1,132	32,998
Liberty Media Holding Corp. Interactive Cl. A(a)	3,314	71,483
		326,698
Commercial Services — 4.7%
Akamai Technologies, Inc.(a)	821	43,612
Apollo Group, Inc. Cl. A(a)	958	37,333
Cintas Corp.	1,055	41,894
eBay, Inc.(a)	5,692	171,158
Fastenal Co.	790	28,345
Paychex, Inc.	1,976	78,131
		400,473
Communications — 9.7%
EchoStar Communications Corp. Cl. A(a)	1,168	44,419
Millicom International Cellular SA(a)	533	32,854
Network Appliance, Inc.(a)	2,127	83,549
NTL, Inc.	1,948	49,168
Qualcomm, Inc.	10,910	412,289
Research In Motion Ltd.(a)	1,007	128,674
Sirius Satellite Radio, Inc.(a)	8,335	29,506
Tellabs, Inc.(a)	1,379	14,149
XM Satellite Radio Holdings, Inc. Cl. A(a)	1,725	24,926
		819,534

	Number of Shares	Market Value
Communications Equipment — 0.3%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)	556	$22,368
Computer Integrated Systems Design — 1.5%
Autodesk, Inc.(a)	1,320	53,407
Cadence Design Systems, Inc.(a)	1,592	28,513
Sun Microsystems, Inc.(a)	8,381	45,425
		127,345
Computer Programming Services — 1.4%
Cognizant Technology Solutions Corp. Cl. A(a)	757	58,410
Infosys Technologies Ltd. Sponsored ADR (India)	603	32,900
VeriSign, Inc.(a)	1,254	30,159
		121,469
Computer Related Services — 1.0%
Checkfree Corp.(a)	462	18,554
IAC/InterActiveCorp(a)	1,676	62,280
		80,834
Computers & Information — 12.9%
Apple, Inc.(a)	6,513	552,563
CDW Corp.	447	31,433
Cisco Systems, Inc.(a)	11,876	324,571
Comverse Technology, Inc.(a)	1,148	24,234
Dell, Inc.(a)	4,575	114,787
SanDisk Corp.(a)	1,136	48,882
		1,096,470
Data Processing & Preparation — 0.7%
Fiserv, Inc.(a)	1,186	62,170
Electrical Equipment & Electronics — 10.8%
Altera Corp.(a)	2,786	54,828
American Power Conversion Corp.	1,065	32,578
Broadcom Corp. Cl. A(a)	2,342	75,670
Flextronics International Ltd.(a)	3,447	39,572
Garmin Ltd.	1,096	61,003
Intel Corp.	11,052	223,803
KLA-Tencor Corp.	1,319	65,620
Linear Technology Corp.	2,187	66,310
Marvell Technology Group Ltd.(a)	3,057	58,664
Maxim Integrated Products, Inc.	2,460	75,325
Microchip Technology, Inc.	983	32,144

	Number of Shares	Market Value
Nvidia Corp.(a)	1,911	$70,726
Xilinx, Inc.	2,442	58,144
		914,387
Energy — 0.2%
Patterson-UTI Energy, Inc.	879	20,419
Food Retailers — 2.4%
Starbucks Corp.(a)	5,754	203,807
Healthcare — 0.6%
Express Scripts, Inc.(a)	662	47,399
Information Retrieval Services — 5.6%
Google, Inc. Cl. A(a)	744	342,597
Juniper Networks, Inc.(a)	2,036	38,562
Yahoo!, Inc.(a)	3,579	91,408
		472,567
Internet Content — 0.3%
BEA Systems, Inc.(a)	1,990	25,034
Lodging — 0.7%
Wynn Resorts Ltd.	606	56,873
Machinery & Components — 0.4%
Joy Global, Inc.	638	30,841
Manufacturing — 1.3%
Applied Materials, Inc.	3,923	72,379
Lam Research Corp.(a)	806	40,800
		113,179
Medical Supplies — 1.7%
Biomet, Inc.	1,806	74,534
Dentsply International, Inc.	799	23,850
Intuitive Surgical, Inc.(a)	202	19,372
Patterson Companies, Inc.(a)	730	25,922
		143,678
Pharmaceuticals — 11.3%
Amgen, Inc.(a)	2,977	203,359
Amylin Pharmaceuticals, Inc.(a)	688	24,816
Biogen Idec, Inc.(a)	2,006	98,675
Celgene Corp.(a)	2,051	117,994
Genzyme Corp.(a)	1,804	111,090
Gilead Sciences, Inc.(a)	2,479	160,961
MedImmune, Inc.(a)	1,402	45,383
Sepracor, Inc.(a)	583	35,901
Sigma-Aldrich Corp.	347	26,969
Teva Pharmaceutical Sponsored ADR (Israel)	3,326	103,372
Vertex Pharmaceuticals, Inc.(a)	719	26,905
		955,425

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 14.6%
Activision, Inc.(a)	1,371	$23,636
Adobe Systems, Inc.(a)	3,130	128,706
Check Point Software Technologies Ltd.(a)	1,290	28,277
Citrix Systems, Inc.(a)	1,175	31,784
Electronic Arts, Inc.(a)	1,703	85,763
Intuit, Inc.(a)	2,405	73,377
Microsoft Corp.	18,520	553,007
Oracle Corp.(a)	11,858	203,246
Symantec Corp.(a)	5,369	111,944
		1,239,740
Retail — 5.3%
Amazon.com, Inc.(a)	1,497	59,072
Bed Bath & Beyond, Inc.(a)	2,081	79,286
Costco Wholesale Corp.	1,322	69,894
Petsmart, Inc.	758	21,876
Sears Holdings Corp.(a)	881	147,946
Staples, Inc.	2,657	70,942
		449,016
Retail – Grocery — 0.4%
Whole Foods Market, Inc.	750	35,198
Telephone Utilities — 1.0%
Level 3 Communications, Inc.(a)	6,278	35,157
NII Holdings, Inc. Cl. B(a)	823	53,034
		88,191
Transportation — 1.2%
Discovery Holding Co. Cl. A(a)	1,303	20,965
Expeditors International of Washington, Inc.	1,146	46,413
Robinson (C.H.) Worldwide, Inc.	915	37,414
		104,792
Travel — 0.5%
Expedia, Inc.(a)	1,806	37,890
TOTAL EQUITIES (Cost $6,695,205)		8,219,441

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.0%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(c)	$171,263	$171,263
U.S. Treasury Bills — 0.6%
U.S. Treasury Bill 4.850% 02/22/2007(b)	50,000	49,650
TOTAL SHORT-TERM INVESTMENTS (Cost $220,913)		220,913
TOTAL INVESTMENTS — 99.6% (Cost $6,916,119)(d)		8,440,354
Other Assets/ (Liabilities) — 0.4%		33,282
NET ASSETS — 100.0%		$8,473,636

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  This security is held as collateral for open futures contracts. (Note 2).

(c)  Maturity value of $171,330. Collateralized by a U.S. Government Agency obligation with a rate of 7.25%, maturity date of 04/25/2016, and an aggregate market value, including accrued interest, of $179,826.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 90.7%
COMMON STOCK — 90.7%
Advertising — 1.4%
Catalina Marketing Corp.	25,080	$689,700
Focus Media Holding Ltd. ADR (China)(a)	8,590	570,290
Getty Images, Inc.(a)	27,575	1,180,761
		2,440,751
Aerospace & Defense — 0.6%
Orbital Sciences Corp.(a)	4,300	79,292
Transdigm Group, Inc.(a)	22,010	583,485
Triumph Group, Inc.	7,350	385,360
		1,048,137
Air Transportation — 1.1%
Airtran Holdings, Inc.(a) (b)	29,000	340,460
Copa Holdings SA Cl. A	13,280	618,317
Gol Linhas Aereas Inteligentes SA ADR (Brazil)(b)	13,220	379,017
JetBlue Airways Corp.(a) (b)	39,100	555,220
		1,893,014
Apparel, Textiles & Shoes — 2.1%
Childrens Place(a) (b)	7,570	480,846
Citi Trends, Inc.(a) (b)	7,910	313,552
DSW, Inc. Cl. A(a) (b)	5,780	222,935
Heelys Inc.(a) (b)	27,700	889,447
Skechers U.S.A., Inc. Cl. A(a)	29,500	982,645
Tween Brands, Inc.(a) (b)	9,180	366,557
Urban Outfitters, Inc.(a) (b)	13,300	306,299
		3,562,281
Automotive & Parts — 3.1%
Comtech Group, Inc.(a) (b)	61,300	1,115,047
LKQ Corp.(a)	124,394	2,859,818
Tenneco, Inc.(a)	19,400	479,568
TRW Automotive Holdings Corp.(a)	17,600	455,312
United Auto Group, Inc.	16,700	393,619
		5,303,364
Banking, Savings & Loans — 2.5%
Advanta Corp. Cl. B	11,500	501,745

	Number of Shares	Market Value
Euronet Worldwide, Inc.(a) (b)	44,000	$1,306,360
Financial Federal Corp.(b)	55,787	1,640,696
First Community Bancorp	14,660	766,278
Signature Bank(a)	940	29,121
		4,244,200
Broadcasting, Publishing & Printing — 1.0%
Central European Media Enterprises Ltd.(a) (b)	4,180	292,600
Charter Communications, Inc. Cl. A(a) (b)	196,400	600,984
LodgeNet Entertainment Corp.(a)	16,700	418,001
TiVo, Inc.(a) (b)	72,500	371,200
		1,682,785
Building Materials & Construction — 0.1%
Beacon Roofing Supply, Inc.(a) (b)	11,250	211,725
Chemicals — 1.5%
Agrium, Inc.	18,080	569,339
Cytec Industries, Inc.(b)	7,525	425,238
Hercules, Inc.(a)	25,900	500,129
Minerals Technologies, Inc.	8,700	511,473
Terra Industries, Inc.(a)	42,030	503,519
VeraSun Energy(a) (b)	4,100	80,975
		2,590,673
Commercial Services — 8.6%
Aercap Holdings Nv(a)	4,600	106,628
American Reprographics Co.(a)	16,450	547,949
Bowne & Co., Inc.	26,600	424,004
The Corporate Executive Board Co.(b)	19,350	1,696,995
Ctrip.com International Ltd. ADR (China)(b)	5,180	323,646
Harris Interactive, Inc.(a)	47,300	238,392
Incyte Corp.(a)	30,600	178,704
ITT Educational Services, Inc.(a)	37,550	2,492,194
Jackson Hewitt Tax Service, Inc.	21,240	721,523
Magellan Health Services, Inc.(a)	9,400	406,268
Mobile Mini, Inc.(a)	27,300	735,462
MoneyGram International, Inc.(b)	21,170	663,891
Move, Inc.(a)	70,320	387,463
PeopleSupport, Inc.(a)	20,620	434,051

	Number of Shares	Market Value
Resources Connection, Inc.(a)	17,650	$561,976
Sotheby's	8,100	251,262
Stericycle, Inc.(a)	7,420	560,210
Stewart Enterprises, Inc. Cl. A	63,800	398,750
TeleTech Holdings, Inc.(a)	46,950	1,121,166
Vertrue, Inc.(a) (b)	12,750	489,728
VistaPrint Ltd.(a)	26,580	880,064
Washington Group International, Inc.(a)	13,800	825,102
Waste Connections, Inc.(a)	4,800	199,440
		14,644,868
Communications — 1.0%
Polycom, Inc.(a)	24,960	771,514
Powerwave Technologies, Inc.(a)	35,700	230,265
Sonus Networks, Inc.(a)	94,430	622,294
		1,624,073
Computer & Other Data Processing Service — 1.5%
Baidu.com ADR (China)(a) (b)	4,160	468,915
IHS, Inc. Cl. A(a)	19,800	781,704
LoopNet, Inc.(a) (b)	82,000	1,228,360
		2,478,979
Computer Integrated Systems Design — 0.5%
Mentor Graphics Corp.(a)	24,690	445,161
Sapient Corp.(a) (b)	60,000	329,400
		774,561
Computer Maintenance & Repair — 0.4%
Electronics for Imaging, Inc.(a)	22,400	595,392
Computer Related Services — 1.6%
Checkfree Corp.(a)	50,342	2,021,735
Ingram Micro, Inc. Cl. A(a)	31,100	634,751
		2,656,486
Computers & Information — 2.8%
Rackable Systems, Inc.(a) (b)	48,100	1,489,657
Redback Networks, Inc.(a) (b)	23,670	590,330
Scientific Games Corp. Cl. A(a)	52,700	1,593,121
VeriFone Holdings, Inc.(a) (b)	31,010	1,097,754
		4,770,862

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Consumer Services — 0.1%
Icon PLC Sponsored ADR (United Kingdom)(a)	6,100	$229,970
Cosmetics & Personal Care — 0.2%
Nu Skin Enterprises, Inc. Cl. A	21,900	399,237
Data Processing & Preparation — 2.8%
The BISYS Group, Inc.(a)	28,100	362,771
FactSet Research Systems, Inc.	56,582	3,195,751
S1 Corp.(a)	75,600	416,556
The TriZetto Group, Inc.(a) (b)	43,620	801,299
		4,776,377
Electric Utilities — 0.2%
El Paso Electric Co.(a)	15,600	380,172
Electrical Equipment & Electronics — 3.4%
Benchmark Electronics, Inc.(a) (b)	14,850	361,746
Cypress Semiconductor Corp.(a) (b)	22,600	381,262
Energy Conversion Devices, Inc.(a) (b)	10,200	346,596
Esterline Technologies Corp.(a)	9,500	382,185
Hexcel Corp.(a) (b)	25,000	435,250
ON Semiconductor Corp.(a) (b)	58,600	443,602
Photon Dynamics, Inc.(a)	26,700	312,123
QLogic Corp.(a)	21,700	475,664
Semtech Corp.(a)	27,400	358,118
Silicon-On-Insulator Technologies(a)	16,470	578,921
Teledyne Technologies, Inc.(a)	17,360	696,657
Trident Microsystems, Inc.(a)	22,600	410,868
Varian Semiconductor Equipment Associates, Inc.(a)	12,770	581,290
		5,764,282
Energy — 4.4%
Arch Coal, Inc.	14,570	437,537
Bill Barrett Corp.(a) (b)	58,700	1,597,227
Cabot Oil & Gas Corp. Cl. A	7,510	455,482
Complete Production Services, Inc.(a)	25,710	545,052
Comstock Resources, Inc.(a)	14,900	462,794

	Number of Shares	Market Value
Denbury Resources, Inc.(a)	15,880	$441,305
Grey Wolf, Inc.(a)	49,400	338,884
Newfield Exploration Co.(a)	34,200	1,571,490
OPTI Canada, Inc. CAD(a)	24,200	413,097
TETRA Technologies, Inc.(a)	12,300	314,634
UGI Corp.	13,800	376,464
Whiting Petroleum Corp.(a) (b)	9,800	456,680
		7,410,646
Entertainment & Leisure — 3.6%
Churchill Downs, Inc.	9,300	397,482
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	19,800	583,902
Gaylord Entertainment(a)	59,300	3,020,149
Live Nation, Inc.(a) (b)	15,630	350,112
Pinnacle Entertainment, Inc.(a)	12,540	415,576
Shuffle Master, Inc.(a) (b)	53,100	1,391,220
		6,158,441
Financial Services — 1.0%
Aberdeen Asset Management PLC	125,920	469,160
Capital Trust Cl. A REIT	300	14,982
Jones Soda Co.(a)	7,600	93,480
The Nasdaq Stock Market, Inc.(a) (b)	10,600	326,374
Nuveen Investments, Inc. Cl. A	8,540	443,055
Redwood Trust, Inc.(b)	4,600	267,168
		1,614,219
Foods — 1.4%
Panera Bread Co. Cl. A(a) (b)	20,900	1,168,519
United Natural Foods, Inc.(a) (b)	34,100	1,224,872
		2,393,391
Healthcare — 5.4%
Allscripts Healthcare Solutions, Inc.(a) (b)	94,900	2,561,351
AmSurg Corp.(a) (b)	58,750	1,351,250
Community Health Systems, Inc.(a) (b)	11,000	401,720
Genesis HealthCare Corp.(a)	9,400	443,962
Healthways, Inc.(a) (b)	52,800	2,519,088
Human Genome Sciences, Inc.(a) (b)	27,000	335,880
LifePoint Hospitals, Inc.(a)	13,710	462,027
Manor Care, Inc.(b)	6,900	323,748

	Number of Shares	Market Value
Matria Healthcare, Inc.(a) (b)	12,600	$361,998
Symbion, Inc.(a)	18,590	344,101
		9,105,125
Heavy Machinery — 2.5%
Bucyrus International, Inc. Cl. A	57,490	2,975,682
Flow International Corp.(a) (b)	31,100	342,722
Goodman Global, Inc.(a)	30,550	525,460
Verigy Ltd.(a) (b)	24,300	431,325
		4,275,189
Home Construction, Furnishings & Appliances — 1.1%
DTS, Inc.(a)	34,800	841,812
Fossil, Inc.(a)	25,280	570,822
Williams Scotsman International, Inc.(a)	19,970	391,811
		1,804,445
Household Products — 0.7%
Ferro Corp.(b)	25,800	533,802
Jarden Corp.(a) (b)	18,730	651,617
		1,185,419
Information Retrieval Services — 1.3%
CoStar Group, Inc.(a) (b)	29,100	1,558,596
DealerTrack Holdings, Inc.(a)	19,300	567,806
		2,126,402
Insurance — 2.4%
Allied World Assurance Holdings Ltd.	15,290	667,103
Aspen Insurance Holdings Ltd.	16,800	442,848
Ehealth, Inc.(a)	3,100	62,341
FPIC Insurance Group, Inc.(a)	10,400	405,288
Platinum Underwriters Holdings Ltd.	13,600	420,784
ProAssurance Corp.(a)	18,900	943,488
Reinsurance Group of America, Inc.	7,700	428,890
StanCorp Financial Group, Inc.	7,600	342,380
United America Indemnity Ltd. Cl. A(a)	17,700	448,341
		4,161,463
Internet Software — 0.2%
Opsware, Inc.(a) (b)	31,400	276,948

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lodging — 0.9%
Vail Resorts, Inc.(a)	35,950	$1,611,279
Machinery & Components — 1.1%
Axcelis Technologies, Inc.(a)	65,800	383,614
Chicago Bridge & Iron Co. NV	44,350	1,212,529
Insituform Technologies, Inc. Cl. A(a)	10,980	283,943
		1,880,086
Medical Supplies — 4.1%
Arrow International, Inc.	12,400	438,712
Hologic, Inc.(a) (b)	9,960	470,909
ICU Medical, Inc.(a)	9,640	392,155
Intralase Corp.(a) (b)	94,200	2,108,196
Kensey Nash Corp.(a) (b)	14,900	473,820
Kyphon, Inc.(a) (b)	29,870	1,206,748
Mentor Corp.(b)	5,890	287,844
Sirona Dental Systems, Inc.(b)	11,620	447,486
Thoratec Corp.(a)	17,010	299,036
Vital Images, Inc.(a)	25,000	870,000
		6,994,906
Metals & Mining — 0.8%
Brush Engineered Materials, Inc.(a)	12,720	429,554
Cleveland-Cliffs, Inc.	8,900	431,116
CommScope, Inc.(a) (b)	6,400	195,072
Foundation Coal Holdings, Inc.	11,300	358,888
		1,414,630
Pharmaceuticals — 3.6%
Alkermes, Inc.(a)	40,020	535,067
Amylin Pharmaceuticals, Inc.(a) (b)	12,570	453,400
Arena Pharmaceuticals, Inc.(a) (b)	14,750	190,423
Atherogenics, Inc.(a) (b)	13,920	137,947
Bare Escentuals, Inc.(a) (b)	38,500	1,196,195
Charles River Laboratories International, Inc.(a)	8,320	359,840
CV Therapeutics, Inc.(a) (b)	18,400	256,864
Digene Corp.(a)	11,250	539,100
Encysive Pharmaceuticals, Inc.(a) (b)	14,150	59,572
Herbalife Ltd.(a)	13,420	538,947
The Medicines Co.(a)	22,820	723,850
Vertex Pharmaceuticals, Inc.(a)	5,830	218,159
Visicu Inc.(a) (b)	60,900	682,080
Zymogenetics, Inc.(a) (b)	10,300	160,371
		6,051,815

	Number of Shares	Market Value
Prepackaged Software — 9.0%
Activision, Inc.(a)	26,520	$457,205
Ansys, Inc.(a)	15,610	678,879
Blackbaud, Inc.	115,400	3,000,400
Blackboard, Inc.(a) (b)	76,500	2,298,060
Cerner Corp.(a) (b)	46,850	2,131,675
EPIQ Systems, Inc.(a) (b)	28,990	491,960
Kenexa Corp.(a) (b)	18,405	612,150
MicroStrategy, Inc. Cl. A(a)	8,100	923,481
Red Hat, Inc.(a) (b)	66,310	1,525,130
Take-Two Interactive Software, Inc.(a) (b)	28,200	500,832
THQ, Inc.(a) (b)	9,735	316,582
Transaction Systems Architects, Inc. Cl. A(a)	10,800	351,756
Verint Systems, Inc.(a)	12,730	436,384
WebEx Communications, Inc.(a)	45,700	1,594,473
		15,318,967
Restaurants — 0.9%
California Pizza Kitchen, Inc.(a)	16,840	560,940
Denny's Corp.(a)	85,200	401,292
P.F. Chang's China Bistro, Inc.(a) (b)	6,200	237,956
RARE Hospitality International, Inc.(a)	11,000	362,230
		1,562,418
Retail — 4.1%
Borders Group, Inc.(b)	20,800	464,880
Dick's Sporting Goods, Inc.(a) (b)	6,850	335,582
GameStop Corp. Cl. B(a)	7,570	414,533
Marvel Entertainment, Inc.(a) (b)	10,270	276,366
O'Reilly Automotive, Inc.(a)	57,990	1,859,159
Priceline.com, Inc.(a) (b)	13,530	590,043
Retail Ventures, Inc.(a) (b)	21,050	400,792
Stamps.com, Inc.(a)	92,750	1,460,813
Stride Rite Corp.	5,300	79,924
Zumiez, Inc.(a) (b)	36,300	1,072,302
		6,954,394
Telephone Utilities — 1.3%
Equinix, Inc.(a) (b)	5,240	396,249
General Communication, Inc. Cl. A(a)	29,300	460,889
Leap Wireless International, Inc.(a)	11,880	706,504
NeuStar, Inc. Cl. A(a) (b)	22,490	729,576
		2,293,218

	Number of Shares	Market Value
Transportation — 4.4%
American Commercial Lines, Inc.(a) (b)	11,570	$757,951
Con-way, Inc.	9,070	399,443
Florida East Coast Industries	5,920	352,832
GATX Corp.	8,600	372,638
J.B. Hunt Transport Services, Inc.	71,500	1,485,055
Kansas City Southern(a) (b)	106,375	3,082,748
Landstar System, Inc.	16,120	615,462
YRC Worldwide, Inc.(a)	10,400	392,392
		7,458,521
TOTAL EQUITIES (Cost $131,756,943)		154,124,111
MUTUAL FUND — 2.5%
Financial Services — 2.5%
iShares Russell 2000 Growth Index Fund(b)	53,340	4,195,191
TOTAL MUTUAL FUND (Cost $4,010,625)		4,195,191
TOTAL LONG TERM INVESTMENTS (Cost $135,767,568)		158,319,302
	Principal Amount
SHORT-TERM INVESTMENTS — 35.9%
Cash Equivalents — 28.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,209,649	1,209,649
American Beacon Money Market Fund(c)	417,759	417,759
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,767,948	1,767,948
Bank of America 5.270% 01/09/2007	930,499	930,499
Bank of America 5.310% 03/08/2007	930,499	930,499
Bank of America 5.320% 02/16/2007	279,150	279,150
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	558,299	558,299

(Continued)

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	$1,860,999	$1,860,999
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,209,649	1,209,649
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	465,249	465,249
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	930,499	930,499
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	930,499	930,499
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	279,150	279,150
BGI Institutional Money Market Fund(c)	879,037	879,037
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,395,748	1,395,748
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	465,249	465,249
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	465,249	465,249
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,712,118	1,712,118
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,395,748	1,395,748
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	465,249	465,249
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	930,499	930,499
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	930,499	930,499
Dreyfus Cash Management Plus Money Market Fund(c)	332,372	332,372
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	155,848	155,848

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	$242,816	$242,816
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	930,499	930,499
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	372,199	372,199
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,395,748	1,395,748
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,395,748	1,395,748
Freddie Mac Discount Note 5.231% 01/23/2007	370,315	370,315
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	465,249	465,249
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	833,581	833,581
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,302,699	1,302,699
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	930,499	930,499
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	744,399	744,399
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,395,748	1,395,748
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	558,299	558,299
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	2,326,247	2,326,247
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	837,450	837,450

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	$930,500	$930,500
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,377,139	1,377,139
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	930,500	930,500
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	186,101	186,101
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	465,250	465,250
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	744,400	744,400
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,860,999	1,860,999
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,395,748	1,395,748
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	372,199	372,199
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	3,209,874	3,209,874
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	483,859	483,859
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,116,598	1,116,598
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	558,299	558,299
		48,630,426

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 7.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$12,376,432	$12,376,432
TOTAL SHORT-TERM INVESTMENTS (Cost $61,006,858)		61,006,858
TOTAL INVESTMENTS — 129.1% (Cost $196,774,426)(f)		219,326,160
Other Assets/(Liabilities) — (29.1%)		(49,385,482)
NET ASSETS — 100.0%		$169,940,678

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $12,381,245. Collateralized by a U.S. Government Agency obligation with a rate of 4.621%, maturity date of 08/01/2035, and aggregate market value, including accrued interest, of $12,995,253.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

40

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.6%
COMMON STOCK — 97.6%
Advertising — 0.3%
Marchex, Inc. Cl. B(a)	3,600	$48,168
Air Transportation — 1.8%
Copa Holdings SA Cl. A	5,600	260,736
Apparel, Textiles & Shoes — 9.8%
Carter's, Inc.(a)	2,100	53,550
Charlotte Russe Holding, Inc.(a)	6,800	209,100
Coach, Inc.(a)	4,000	171,840
Crocs, Inc.(a)	8,000	345,600
Deckers Outdoor Corp.(a)	1,600	95,920
Guess?, Inc.(a)	4,400	279,092
The Gymboree Corp.(a)	2,000	76,320
Under Armour, Inc. Cl. A(a)	3,000	151,350
Volcom, Inc.(a)	2,100	62,097
		1,444,869
Automotive & Parts — 2.6%
Force Protection, Inc.(a)	22,000	383,020
Banking, Savings & Loans — 3.1%
Dollar Financial Corp.(a)	8,100	225,666
Euronet Worldwide, Inc.(a)	2,300	68,287
Midwest Banc Holdings, Inc.	2,600	61,750
Signature Bank(a)	2,100	65,058
Sterling Financial Corp.	1,200	40,572
		461,333
Building Materials & Construction — 0.5%
Conceptus, Inc.(a)	3,400	72,386
Chemicals — 1.4%
Albemarle Corp.	2,800	201,040
Commercial Services — 7.5%
The Advisory Board Co.(a)	1,400	74,956
Akamai Technologies, Inc.(a)	2,300	122,176
Clean Harbors, Inc.(a)	900	43,569
Huron Consulting Group, Inc.(a)	2,300	104,282
Keryx Biopharmaceuticals(a)	4,400	58,520
PeopleSupport, Inc.(a)	12,500	263,125
Portfolio Recovery Associates, Inc.(a)	2,100	98,049
TeleTech Holdings, Inc.(a)	9,700	231,636
Watson Wyatt Worldwide, Inc.	2,200	99,330
		1,095,643

	Number of Shares	Market Value
Communications — 4.4%
Allot Communications Ltd.(a)	4,472	$52,367
Occam Networks Inc.(a)	1,100	18,150
Polycom, Inc.(a)	9,200	284,372
Powerwave Technologies, Inc.(a)	11,300	72,885
Symmetricom, Inc.(a)	6,300	56,196
Syntax-Brillian Corp.(a)	18,200	156,338
		640,308
Computers & Information — 4.8%
Cray, Inc.(a)	3,200	38,016
Emulex Corp.(a)	3,200	62,432
Rackable Systems, Inc.(a)	2,800	86,716
Sigma Designs, Inc.(a)	10,400	264,680
SimpleTech, Inc.(a)	11,200	142,016
VeriFone Holdings, Inc.(a)	3,100	109,740
		703,600
Consumer Services — 0.7%
Icon PLC Sponsored ADR (United Kingdom)(a)	2,700	101,790
Cosmetics & Personal Care — 0.2%
Physicians Formula Holdings(a)	1,800	33,642
Data Processing & Preparation — 0.3%
FactSet Research Systems, Inc.	800	45,184
Electrical Equipment & Electronics — 6.7%
Ceradyne, Inc.(a)	2,100	118,650
Cymer, Inc.(a)	1,300	57,135
ESCO Technologies, Inc.(a)	1,500	68,160
Finisar Corp.(a)	17,000	54,910
First Solar, Inc.(a)	1,600	47,680
Hexcel Corp.(a)	2,300	40,043
Jinpan International Ltd.	5,800	140,012
Lincoln Electric Holdings, Inc.	2,100	126,882
Microsemi Corp.(a)	3,900	76,635
SiRF Technology Holdings, Inc.(a)	2,000	51,040
Tessera Technologies, Inc.(a)	1,800	72,612
Trident Microsystems, Inc.(a)	3,000	54,540
Varian Semiconductor Equipment Associates, Inc.(a)	1,600	72,832
		981,131

	Number of Shares	Market Value
Energy — 1.4%
Basic Energy Services, Inc.(a)	3,400	$83,810
Cal Dive International Inc.(a)	5,700	71,535
CARBO Ceramics, Inc.	1,500	56,055
		211,400
Entertainment & Leisure — 1.4%
Life Time Fitness, Inc.(a)	1,700	82,467
Macrovision Corp.(a)	1,600	45,216
WMS Industries, Inc.(a)	2,100	73,206
		200,889
Environmental Controls — 0.6%
Input/Output, Inc.(a)	6,500	88,595
Financial Services — 1.6%
First Cash Financial Services, Inc.(a)	5,500	142,285
RAIT Financial Trust	2,600	89,648
		231,933
Forest Products & Paper — 3.6%
Greif, Inc. Cl. A	2,200	260,480
Rock-Tenn Co. Cl. A	9,700	262,967
		523,447
Healthcare — 1.0%
Allscripts Healthcare Solutions, Inc.(a)	5,500	148,445
Heavy Machinery — 0.3%
Basin Water, Inc.(a)	7,200	48,744
Home Construction, Furnishings & Appliances — 2.1%
Desarrolladora Homex S.A. ADR(a)	3,300	194,931
Tempur-Pedic International, Inc.(a)	3,400	69,564
Williams Scotsman International, Inc.(a)	2,200	43,164
		307,659
Information Retrieval Services — 4.6%
CDC Corp.-Cl. A(a)	33,300	316,350
Digital River, Inc.(a)	3,600	200,844
Perficient Inc. Commercial Services(a)	9,600	157,536
		674,730
Insurance — 5.5%
American Equity Investment Life Holding Co.	2,700	35,181
Amerisafe, Inc.(a)	7,444	115,084

(Continued)

The accompanying notes are an integral part of the financial statements.

41

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Delphi Financial Group, Inc. Cl. A	2,500	$101,150
Tower Group, Inc.	4,600	142,922
United Fire & Casualty Co.	1,800	63,450
WellCare Health Plans, Inc.(a)	5,000	344,500
		802,287
Machinery & Components — 1.4%
Robbins & Myers, Inc.	4,500	206,640
Medical Supplies — 2.4%
Align Technology, Inc.(a)	2,700	37,719
Home Diagnostics, Inc.(a)	2,000	21,200
Immucor, Inc.(a)	2,200	64,306
Micrus Endovascular Corp.(a)	5,100	97,308
Zoll Medical Corp.(a)	2,400	139,776
		360,309
Metals & Mining — 3.8%
Brush Engineered Materials, Inc.(a)	4,300	145,211
Dynamic Materials Corp.	4,200	118,020
Gulf Island Fabrication, Inc.	5,500	202,950
NCI Building Systems, Inc.(a)	1,700	87,975
		554,156
Pharmaceuticals — 8.2%
American Oriental Bioengineering, Inc.(a)	16,500	192,555
Cardiome Pharma Corp.(a)	2,300	25,645
Combinatorx, Inc.(a)	1,800	15,588
CV Therapeutics, Inc.(a)	4,100	57,236
Digene Corp.(a)	1,600	76,672
The Medicines Co.(a)	6,600	209,352
MGI Pharma, Inc.(a)	3,300	60,753
Nastech Pharmaceutical Co., Inc.(a)	6,500	98,345
Nektar Therapeutics(a)	2,500	38,025
Omrix Biopharmaceuticals Inc.(a)	5,500	166,430
PDL BioPharma, Inc.(a)	3,900	78,546
Rigel Pharmaceuticals, Inc.(a)	4,600	54,602
Telik, Inc.(a)	5,500	24,365
United Therapeutics Corp.(a)	2,100	114,177
		1,212,291

	Number of Shares	Market Value
Prepackaged Software — 4.4%
Emageon, Inc.(a)	4,000	$61,440
Imergent Inc.(a)	5,100	146,064
Informatica Corp.(a)	3,000	36,630
Interactive Intelligence, Inc.(a)	7,300	163,666
Interwoven, Inc.(a)	11,000	161,370
TIBCO Software, Inc.(a)	7,600	71,744
		640,914
Restaurants — 1.6%
BJ's Restaurants, Inc.(a)	3,200	64,672
Chipotle Mexican Grill, Inc. Cl. A(a)	1,700	96,900
Sonic Corp.(a)	3,200	76,640
		238,212
Retail — 7.5%
Big Lots, Inc.(a)	5,500	126,060
Cash America International, Inc.	2,700	126,630
Dick's Sporting Goods, Inc.(a)	3,800	186,162
Guitar Center, Inc.(a)	1,700	77,282
Hibbett Sporting Goods, Inc.(a)	3,500	106,855
Nutri/System, Inc.(a)	1,600	101,424
Priceline.com, Inc.(a)	7,800	340,158
Tractor Supply Co.(a)	900	40,239
		1,104,810
Telephone Utilities — 1.4%
Golden Telecom, Inc.	4,500	210,780
Transportation — 0.7%
Knight Transportation, Inc.	4,000	68,200
Universal Truckload Services, Inc.(a)	1,600	38,000
		106,200
TOTAL EQUITIES (Cost $12,887,338)		14,345,291

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 3.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(b)	$578,515	$578,515
TOTAL SHORT-TERM INVESTMENTS (Cost $578,515)		578,515
TOTAL INVESTMENTS — 101.5% (Cost $13,465,853)(c)		14,923,806
Other Assets/ (Liabilities) — (1.5%)		(221,068)
NET ASSETS — 100.0%		$14,702,738

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $578,740. Collateralized by a U.S. Government Agency obligation with a rate of 7.625%, maturity date of 11/25/2012, and an aggregate market value, including accrued interest, of $607,440.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

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MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2006

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Assets:
Investments, at value (Note 2)(a)	$207,948,035	$393,288,950	$19,759,256
Short-term investments, at value (Note 2)(b)	26,931,221	26,008,219	1,910,398
Total investments(c)	234,879,256	419,297,169	21,669,654
Cash	35	-	-
Foreign currency, at value:(d)	33,227	-	-
Receivables from:
Investments sold	-	65,129	-
Investment Adviser (Note 3)	-	11,132	9,731
Fund shares sold	128,912	57,831	20,636
Interest and dividends	263,065	603,095	23,787
Variation margin on open futures contracts (Note 2)	-	-	-
Foreign taxes withheld	1,485	-	16
Total assets	235,305,980	420,034,356	21,723,824
Liabilities:
Payables for:
Investments purchased	1,797,646	-	-
Fund shares repurchased	8,675	54,519	11,608
Variation margin on open futures contracts (Note 2)	-	35,640	-
Securities on loan (Note 2)	16,462,414	17,179,208	1,472,669
Directors' fees and expenses (Note 3)	39,491	122,346	9,379
Affiliates (Note 3):
Investment management fees	139,683	34,050	13,795
Administration fees	-	44,008	-
Due to custodian	-	-	-
Accrued expense and other liabilities	37,351	39,901	34,311
Total liabilities	18,485,260	17,509,672	1,541,762
Net assets	$216,820,720	$402,524,684	$20,182,062
Net assets consist of:
Paid-in capital	$175,313,324	$326,881,771	$42,605,152
Undistributed net investment income (distributions in excess of net investment income)	(36,534)	(61,844)	(4,473)
Accumulated net realized gain (loss) on investments	(4,513,460)	(16,218,804)	(23,447,460)
Net unrealized appreciation (depreciation) on investments	46,057,390	91,923,561	1,028,843
Net assets	$216,820,720	$402,524,684	$20,182,062
Shares outstanding	16,935,530	-	2,734,996
Net asset value, offering price and redemption price per share	$12.80	$-	$7.38
(a) Cost of investments - unaffiliated issuers:	$161,890,596	$301,382,715	$18,730,413
(b) Cost of short-term investments:	$26,931,221	$26,008,219	$1,910,398
(c) Securities on loan with market value of:	$15,991,356	$16,587,040	$1,430,424
(d) Cost of foreign currency:	$33,240	$-	$-

The accompanying notes are an integral part of the financial statements.

44

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$8,219,441	$158,319,302	$14,345,291
Short-term investments, at value (Note 2)(b)	220,913	61,006,858	578,515
Total investments(c)	8,440,354	219,326,160	14,923,806
Cash	-	-	6
Foreign currency, at value:(d)	-	16,813	-
Receivables from:
Investments sold	-	822,624	24,425
Investment Adviser (Note 3)	10,413	-	9,696
Fund shares sold	61,801	133,953	6,054
Interest and dividends	4,937	55,986	4,793
Variation margin on open futures contracts (Note 2)	418	-	-
Foreign taxes withheld	-	133	-
Total assets	8,517,923	220,355,669	14,968,780
Liabilities:
Payables for:
Investments purchased	-	1,495,038	207,981
Fund shares repurchased	2,188	66,540	8,162
Variation margin on open futures contracts (Note 2)	-	-	-
Securities on loan (Note 2)	-	48,630,426	-
Directors' fees and expenses (Note 3)	4,640	31,433	5,607
Affiliates (Note 3):
Investment management fees	3,299	152,613	13,031
Administration fees	-	-	-
Due to custodian	49	-	-
Accrued expense and other liabilities	34,111	38,941	31,261
Total liabilities	44,287	50,414,991	266,042
Net assets	$8,473,636	$169,940,678	$14,702,738
Net assets consist of:
Paid-in capital	$15,786,101	$149,740,520	$20,053,979
Undistributed net investment income (distributions in excess of net investment income)	(2,651)	(28,288)	(2,583)
Accumulated net realized gain (loss) on investments	(8,827,788)	(2,323,345)	(6,806,611)
Net unrealized appreciation (depreciation) on investments	1,517,974	22,551,791	1,457,953
Net assets	$8,473,636	$169,940,678	$14,702,738
Shares outstanding	1,898,608	10,573,490	2,338,025
Net asset value, offering price and redemption price per share	$4.46	$16.07	$6.29
(a) Cost of investments - unaffiliated issuers:	$6,695,205	$135,767,568	$12,887,338
(b) Cost of short-term investments:	$220,913	$61,006,858	$578,515
(c) Securities on loan with market value of:	$-	$46,616,475	$-
(d) Cost of foreign currency:	$-	$16,810	$-

45

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Class I shares:
Net assets	$-	$85,287,835	$-
Shares outstanding	-	4,887,351	-
Net asset value and redemption price per share	$-	$17.45	$-
Class II shares:
Net assets	$-	$189,688,003	$-
Shares outstanding	-	10,877,526	-
Net asset value, offering price and redemption price per share	$-	$17.44	$-
Class III shares:
Net assets	$-	$127,548,846	$-
Shares outstanding	-	7,326,757	-
Net asset value, offering price and redemption price per share	$-	$17.41	$-

The accompanying notes are an integral part of the financial statements.

46

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Class I shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Class III shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-

47

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Investment Income (Note 2):
Dividends(a)	$2,497,484	$7,420,670	$255,113
Interest	269,521	252,883	36,456
Securities lending net income	11,850	24,688	1,557
Total investment income	2,778,855	7,698,241	293,126
Expenses (Note 3):
Investment management fees (Note 3)	1,313,099	387,367	160,036
Custody fees	31,851	69,880	24,389
Trustee reporting	2,100	2,171	2,100
Audit and legal fees	44,586	59,605	38,040
Proxy fees	818	757	413
Shareholder reporting fees	3,548	10,886	584
Directors' fees (Note 3)	33,894	75,140	3,659
	1,429,896	605,806	229,221
Administration fees (Note 3)
Class I	-	227,404	-
Class II	-	340,050	-
Class III
Total expenses	1,429,896	1,239,549	229,221
Expenses waived (Note 3)	-	(24,794)	(47,179)
Class II Administration fees waived (Note 3)	-	(89,491)	-
Class III Administration fees waived (Note 3)	-	(66,289)	-
Net expenses	1,429,896	1,058,975	182,042
Net investment income (loss)	1,348,959	6,639,266	111,084
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,462,229	2,230,214	728,178
Closed futures contracts	-	286,467	(9,000)
Foreign currency transactions	(14,348)	-	-
Net realized gain (loss)	1,447,881	2,516,681	719,178
Net change in unrealized appreciation (depreciation) on:
Investments	21,474,914	46,873,636	(470,408)
Open futures contracts	-	45,616	3,800
Translation of assets and liabilities in foreign currencies	(48)	-	-
Net unrealized appreciation (depreciation)	21,474,866	46,919,252	(466,608)
Net realized and unrealized gain (loss)	22,922,747	49,435,933	252,570
Net increase (decrease) in net assets resulting from operations	$24,271,706	$56,075,199	$363,654
(a) Net of withholding tax of:	$9,077	$-	$-

The accompanying notes are an integral part of the financial statements.

48

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment Income (Note 2):
Dividends(a)	$44,470	$458,742	$19,296
Interest	16,115	480,423	27,861
Securities lending net income	-	91,098	-
Total investment income	60,585	1,030,263	47,157
Expenses (Note 3):
Investment management fees (Note 3)	39,289	1,434,583	149,238
Custody fees	11,850	62,689	27,539
Trustee reporting	2,100	2,099	2,100
Audit and legal fees	38,830	43,534	37,884
Proxy fees	414	818	818
Shareholder reporting fees	269	2,769	376
Directors' fees (Note 3)	1,620	26,734	2,607
	94,372	1,573,226	220,562
Administration fees (Note 3)
Class I	-	-	-
Class II	-	-	-
Class III	66,289
Total expenses	94,372	1,573,226	220,562
Expenses waived (Note 3)	(45,478)	-	(55,685)
Class II Administration fees waived (Note 3)	-	-	-
Class III Administration fees waived (Note 3)	-	-	-
Net expenses	48,894	1,573,226	164,877
Net investment income (loss)	11,691	(542,963)	(117,720)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	487,441	9,375,247	725,780
Closed futures contracts	(10,521)	-	-
Foreign currency transactions	-	1,584	-
Net realized gain (loss)	476,920	9,376,831	725,780
Net change in unrealized appreciation (depreciation) on:
Investments	89,235	3,069,822	123,732
Open futures contracts	(1,571)	-	-
Translation of assets and liabilities in foreign currencies	93	57	-
Net unrealized appreciation (depreciation)	87,757	3,069,879	123,732
Net realized and unrealized gain (loss)	564,677	12,446,710	849,512
Net increase (decrease) in net assets resulting from operations	$576,368	$11,903,747	$731,792
(a) Net of withholding tax of:	$219	$2,127	$15

49

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,348,959	$825,193	$6,639,266	$6,249,807
Net realized gain (loss) on investment transactions	1,447,881	(263,759)	2,516,681	(3,764,903)
Net change in unrealized appreciation (depreciation) on investments	21,474,866	9,376,736	46,919,252	14,934,575
Net increase (decrease) in net assets resulting from operations	24,271,706	9,938,170	56,075,199	17,419,479
Distributions to shareholders (Note 2)
From net investment income:	(1,346,138)	(827,092)	-	-
Class I	-	-	(1,256,660)	(1,060,658)
Class II	-	-	(3,050,128)	(2,843,739)
Class III	-	-	(2,219,155)	(2,331,952)
Total distributions from net investment income	(1,346,138)	(827,092)	(6,525,943)	(6,236,349)
Tax return of capital	-	(32,205)	-	-
Class I	-	-	-	(5,900)
Class II	-	-	-	(13,202)
Class III	-	-	-	(10,069)
Total tax return of capital	-	(32,205)	-	(29,171)
Net fund share transactions (Note 5)	60,138,687	41,779,858	-	-
Class I		-	(576,207)	(11,332,021)
Class II	-	-	(15,753,838)	(6,849,410)
Class III	-	-	(26,391,577)	(3,611,884)
Increase (decrease) in net assets from fund share transactions	60,138,687	41,779,858	(42,721,622)	(21,793,315)
Total increase (decrease) in net assets	83,064,255	50,858,731	6,827,634	(10,639,356)
Net assets:
Beginning of year	133,756,465	82,897,734	395,697,050	406,336,406
End of year	$216,820,720	$133,756,465	$402,524,684	$395,697,050
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(36,534)	$(2,618)	$(61,844)	$(57,938)

The accompanying notes are an integral part of the financial statements.

50

	MML Growth Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$111,084	$89,288
Net realized gain (loss) on investment transactions	719,178	879,748
Net change in unrealized appreciation (depreciation) on investments	(466,608)	(125,356)
Net increase (decrease) in net assets resulting from operations	363,654	843,680
Distributions to shareholders (Note 2)
From net investment income:	(92,922)	(92,443)
Class I	-	-
Class II	-	-
Class III	-	-
Total distributions from net investment income	(92,922)	(92,443)
Tax return of capital	-	-
Class I	-	-
Class II	-	-
Class III	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5)	(1,330,493)	(2,403,046)
Class I	-	-
Class II	-	-
Class III	-	-
Increase (decrease) in net assets from fund share transactions	(1,330,493)	(2,403,046)
Total increase (decrease) in net assets	(1,059,761)	(1,651,809)
Net assets:
Beginning of year	21,241,823	22,893,632
End of year	$20,182,062	$21,241,823
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(4,473)	$(7,532)

51

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML OTC 100 Fund		MML Small Cap Growth Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,691	$2,847	$(542,963)	$(366,202)
Net realized gain (loss) on investment transactions	476,920	923,583	9,376,831	4,654,510
Net change in unrealized appreciation (depreciation) on investments	87,757	(878,675)	3,069,879	5,548,935
Net increase (decrease) in net assets resulting from operations	576,368	47,755	11,903,747	9,837,243
Distributions to shareholders (Note 2)
From net investment income:	(4,218)	(4,405)	-	-
Net fund share transactions (Note 5)	(1,594,989)	(2,769,904)	53,028,893	33,161,807
Total increase (decrease) in net assets	(1,022,839)	(2,726,554)	64,932,640	42,999,050
Net assets:
Beginning of year	9,496,475	12,223,029	105,008,038	62,008,988
End of year	$8,473,636	$9,496,475	$169,940,678	$105,008,038
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(2,651)	$(1,561)	$(28,288)	$(17,038)

The accompanying notes are an integral part of the financial statements.

52

	MML Emerging Growth Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(117,720)	$(121,306)
Net realized gain (loss) on investment transactions	725,780	898,014
Net change in unrealized appreciation (depreciation) on investments	123,732	(656,201)
Net increase (decrease) in net assets resulting from operations	731,792	120,507
Distributions to shareholders (Note 2)
From net investment income:	-	-
Net fund share transactions (Note 5)	163,999	(449,466)
Total increase (decrease) in net assets	895,791	(328,959)
Net assets:
Beginning of year	13,806,947	14,135,906
End of year	$14,702,738	$13,806,947
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(2,583)	$(4,337)

53

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.27	$10.38	$9.35		$7.26		$8.73
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.09 ***	0.06		0.06		0.05
Net realized and unrealized gain (loss) on investments	1.52	0.87	1.04		2.09		(1.47)
Total income (loss) from investment operations	1.61	0.96	1.10		2.15		(1.42)
Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.07)		(0.06)		(0.05)
Tax return of capital	-	(0.00)†	-		-		(0.00	)†
Total distributions	(0.08)	(0.07)	(0.07)		(0.06)		(0.05)
Net asset value, end of year	$12.80	$11.27	$10.38		$9.35		$7.26
Total Return(a)	14.18%	9.38%	11.79%		29.60%		(16.23)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$216,821	$133,756	$82,898		$57,275		$33,919
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.89%	0.87%		0.92%		0.92%
After expense waiver	N/A	N/A	0.87	% #(b)	0.90	% #(b)	0.90	% #(b)
Net investment income (loss) to average daily net assets	0.80%	0.81%	0.78%		0.79%		0.61%
Portfolio turnover rate	10%	3%	3%		7%		32%

***  Per share amount calculated on the average shares method.

†  Tax return of capital is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain and loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

54

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

Class I

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$15.36		$14.90		$13.71	$10.83	$14.14
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.21	***	0.22 ***	0.16 ***	0.14 ***
Net realized and unrealized gain (loss) on investments	2.10		0.47		1.21	2.88	(3.31)
Total income (loss) from investment operations	2.35		0.68		1.43	3.04	(3.17)
Less distributions to shareholders:
From net investment income	(0.26)		(0.22)		(0.24)	(0.16)	(0.14)
Tax return of capital	-		(0.00	)†	-	-	-
Total distributions	(0.26)		(0.22)		(0.24)	(0.16)	(0.14)
Net asset value, end of year	$17.45		$15.36		$14.90	$13.71	$10.83
Total Return(a)	15.30%		4.53%		10.42%	28.08%	(22.46)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$85,288		$76,012		$85,138	$78,597	$58,454
Ratio of expenses to average daily net assets:
Before expense waiver	0.46%		0.48%		0.44%	0.44%	0.44%
After expense waiver	0.45	% #	0.45	% #	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.54%		1.42%		1.60%	1.37%	1.16%
Portfolio turnover rate	4%		4%		4%	5%	6%

Class II

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.34		$14.89		$13.70		$10.82		$14.13
Income (loss) from investment operations:
Net investment income (loss)	0.28	***	0.24	***	0.25	***	0.19	***	0.17	***
Net realized and unrealized gain (loss) on investments	2.10		0.45		1.20		2.87		(3.32)
Total income (loss) from investment operations	2.38		0.69		1.45		3.06		(3.15)
Less distributions to shareholders:
From net investment income	(0.28)		(0.24)		(0.26)		(0.18)		(0.16)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.28)		(0.24)		(0.26)		(0.18)		(0.16)
Net asset value, end of year	$17.44		$15.34		$14.89		$13.70		$10.82
Total Return(a)	15.54%		4.65%		10.60%		28.31%		(22.29)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$189,688		$182,390		$184,271		$188,869		$125,942
Ratio of expenses to average daily net assets:
Before expense waiver	0.35%		0.37%		0.33%		0.33%		0.33%
After expense waiver	0.29	% #	0.29	% #	0.27	% #	0.25	% #	0.26	% #
Net investment income (loss) to average daily net assets	1.70%		1.59%		1.75%		1.56%		1.37%
Portfolio turnover rate	4%		4%		4%		5%		6%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all the periods shown.

The accompanying notes are an integral part of the financial statements.

55

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

Class III

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.31		$14.86		$13.67		$10.80		$14.10
Income (loss) from investment operations:
Net investment income (loss)	0.30	***	0.26	***	0.26	***	0.20	***	0.18	***
Net realized and unrealized gain (loss) on investments	2.11		0.46		1.21		2.86		(3.31)
Total income (loss) from investment operations	2.41		0.72		1.47		3.06		(3.13)
Less distributions to shareholders:
From net investment income	(0.31)		(0.27)		(0.28)		(0.19)		(0.17)
Tax return of capital	-		(0.00	)†	-		-		-
Total distributions	(0.31)		(0.27)		(0.28)		(0.19)		(0.17)
Net asset value, end of year	$17.41		$15.31		$14.86		$13.67		$10.80
Total Return(a)	15.72%		4.80%		10.77%		28.38%		(22.18)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$127,549		$137,295		$136,927		$137,646		$115,070
Ratio of expenses to average daily net assets:
Before expense waiver	0.21%		0.23%		0.19%		0.19%		0.19%
After expense waiver	0.15	% #	0.15	% #	0.14	% #	0.14	% #	0.14	% #
Net investment income (loss) to average daily net assets	1.83%		1.72%		1.88%		1.67%		1.46%
Portfolio turnover rate	4%		4%		4%		5%		6%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all the periods shown.

The accompanying notes are an integral part of the financial statements.

56

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$7.27		$7.03		$6.74		$5.48		$7.59
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03		0.03		0.00	†	(0.01)
Net realized and unrealized gain (loss) on investments	0.10		0.24		0.29		1.26		(2.10)
Total income (loss) from investment operations	0.14		0.27		0.32		1.26		(2.11)
Less distributions to shareholders:
From net investment income	(0.03)		(0.03)		(0.03)		(0.00	)††	-
Net asset value, end of year	$7.38		$7.27		$7.03		$6.74		$5.48
Total Return(a)	1.98%		3.86%		4.78%		23.02%		(27.80)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,182		$21,242		$22,894		$21,460		$16,568
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.05%		1.00%		1.28%		1.08%
After expense waiver	0.91	% #	0.91	% #	0.89	% (b)#	0.86	% (b)#	0.89	% (b)#
Net investment income (loss) to average daily net assets	0.56%		0.40%		0.47%		0.02%		(0.10)%
Portfolio turnover rate	104%		85%		184%		271%		219%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The related commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

57

MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.18		$4.13		$3.76		$2.53		$4.06
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***†	0.02		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.27		0.05		0.37		1.24		(1.51)
Total income (loss) from investment operations	0.28		0.05		0.39		1.23		(1.53)
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.00	)†	(0.02)		-		-
Net asset value, end of year	$4.46		$4.18		$4.13		$3.76		$2.53
Total Return(a)	6.75%		1.26%		10.48%		48.62%		(37.68)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,474		$9,496		$12,223		$12,274		$4,096
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%		0.86%		0.77%		1.22%		1.08%
After expense waiver	0.56	% #	0.56	% #	0.56	% #	0.56	% #	0.56	% #
Net investment income (loss) to average daily net assets	0.13%		0.03%		0.63%		(0.31)%		(0.45)%
Portfolio turnover rate	9%		23%		35%		48%		64%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and distributions from net investment income (loss) are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

58

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.73		$13.21		$11.66		$7.85		$10.60
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.05)		(0.07)		(0.07)		(0.09)
Net realized and unrealized gain (loss) on investments	1.40		1.57		1.62		3.88		(2.66)
Total income (loss) from investment operations	1.34		1.52		1.55		3.81		(2.75)
Net asset value, end of year	$16.07		$14.73		$13.21		$11.66		$7.85
Total Return(a)	9.10%		11.58%		13.29%		48.54%		(25.94)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$169,941		$105,008		$62,009		$47,687		$26,784
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%		1.22%		1.21%		1.25%		1.24%
After expense waiver	N/A		1.18	% #	1.14	% (b)#	1.16	% (b)#	1.16	% (b)#
Net investment income (loss) to average daily net assets	(0.41)%		(0.48)%		(0.63)%		(0.79)%		(0.84)%
Portfolio turnover rate	79%		61%		62%		59%		53%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

59

MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$5.97		$5.92		$5.16		$3.54		$6.15
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05)		(0.05)		(0.04)		(0.05	)***
Net realized and unrealized gain (loss) on investments	0.37		0.10		0.81		1.66		(2.56)
Total income (loss) from investment operations	0.32		0.05		0.76		1.62		(2.61)
Net asset value, end of year	$6.29		$5.97		$5.92		$5.16		$3.54
Total Return(a)	5.36%		0.84%		14.73%		45.76%		(42.44)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,703		$13,807		$14,136		$10,064		$4,333
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.51%		1.62%		2.28%		1.76%
After expense waiver	1.16	% #	1.16	% #	1.16	% #	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.83)%		(0.91)%		(0.97)%		(1.09)%		(1.09)%
Portfolio turnover rate	291%		127%		184%		195%		190%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

60

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

61

Notes to Financial Statements (Continued)

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending  Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securitites on Loan	Collateral
Large Cap Value Fund	$15,991,356	$16,462,414
Equity Index Fund	16,587,040	17,179,208
Growth Equity Fund	1,430,424	1,472,669
Small Cap Growth Equity Fund	46,616,475	48,630,426

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2006, the Small Cap Growth Equity Fund had securities on loan with pending sales with a market value of $67,217.

MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, MML Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$611,894	$600,044	$11,850
Equity Index Fund	1,207,290	1,182,602	24,688
Growth Equity Fund	95,688	94,131	1,557
Small Cap Growth Equity Fund	1,614,601	1,523,503	91,098

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

62

Notes to Financial Statements (Continued)

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income
Large Cap Value Fund	$(37,069)	$73,806	$(36,737)
Equity Index Fund	(94,455)	211,684	(117,229)
Growth Equity Fund	-	15,103	(15,103)
OTC 100 Fund	-	8,563	(8,563)
Small Cap Growth Equity Fund	(530,476)	(1,237)	531,713
Emerging Growth Fund	(124,184)	4,710	119,474

Foreign Currency Translation   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

63

Notes to Financial Statements (Continued)

Forward Foreign Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2006, the Funds had no open forward foreign currency contracts.

Delayed Delivery
Transactions,
When Issued
Securities, and
Forward
Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized

At December 31, 2006, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

64

Notes to Financial Statements (Continued)

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2006 is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS 132	S&P 500 E-mini	03/16/07	$9,427,440	$17,326
OTC 100 Fund
BUYS 6	Nasdaq 100 E-mini	03/16/07	213,000	(6,262)

Allocation of Operating Activity  In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $300,000,000, 0.77% on the next $300,000,000, 0.75% on the next $300,000,0000, 0.72% on the next $600,000,000 and 0.65% on assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% on the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

65

Notes to Financial Statements (Continued)

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% on the first $200,000,000, 1.05% on the next $200,000,000, 1.025% on the next $600,000,000 and 1.00% on assets over $1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% on the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van Otterloo & Co. LLC for the Growth Equity Fund, Delaware Management Company ("DMC") for a portion of the Emerging Growth Fund, Insight Capital Research & Management, Inc. ("Insight Capital") for a portion of the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. DMC and Insight Capital replaced RS Investment Management, L.P. as the Emerging Growth Fund's sub-adviser in July, 2006. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Administration & Shareholder Service Fees  For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of Class III shares.

Expense Waivers  For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2007, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For each class of the Equity Index Fund, MassMutual has agreed, at least through April 30, 2007, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

Rebated Brokerage Commissions  The Large Cap Value Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2006, brokerage commissions under these agreements are as follows:

Commissions
Large Cap Value Fund	$6,395
Small Cap Growth Equity Fund	37,950

66

Notes to Financial Statements (Continued)

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Deferred Compensation  Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2006, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Large Cap Value Fund	$-	$73,449,535
	Equity Index Fund	-	15,069,484
	Growth Equity Fund	-	20,319,100
	OTC 100 Fund	-	804,098
	Small Cap Growth Equity Fund	-	146,937,572
	Emerging Growth Fund	-	39,436,134
Sales	Large Cap Value Fund	$-	$16,269,007
	Equity Index Fund	-	65,943,902
	Growth Equity Fund	-	21,651,280
	OTC 100 Fund	-	2,498,479
	Small Cap Growth Equity Fund	-	95,607,383
	Emerging Growth Fund	-	39,329,899

5.  Capital Share Transactions  The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	6,102,448	$72,121,423	4,797,526	$51,433,898
Issued as reinvestment of dividends	104,527	1,346,138	75,819	859,292
Redeemed	(1,134,554)	(13,328,874)	(993,590)	(10,513,332)
Net increase (decrease)	5,072,421	$60,138,687	3,879,755	$41,779,858
Equity Index Fund Class I
Sold	1,002,187	$16,572,222	268,067	$4,013,494
Issued as reinvestment of dividends	71,686	1,256,660	68,899	1,066,558
Redeemed	(1,136,209)	(18,405,089)	(1,099,955)	(16,412,073)
Net increase (decrease)	(62,336)	$(576,207)	(762,989)	$(11,332,021)
Equity Index Fund Class II
Sold	960,638	$15,654,453	1,309,259	$19,563,975
Issued as reinvestment of dividends	174,094	3,050,128	184,796	2,856,941
Redeemed	(2,145,184)	(34,458,419)	(1,980,256)	(29,270,326)
Net increase (decrease)	(1,010,452)	$(15,753,838)	(486,201)	$(6,849,410)
Equity Index Fund Class III
Sold	88,827	$1,391,710	37,261	$572,832
Issued as reinvestment of dividends	126,881	2,219,155	151,784	2,342,021
Redeemed	(1,855,114)	(30,002,442)	(435,899)	(6,526,737)
Net increase (decrease)	(1,639,406)	$(26,391,577)	(246,854)	$(3,611,884)

67

Notes to Financial Statements (Continued)

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Growth Equity Fund
Sold	335,557	$2,404,090	436,645	$3,014,287
Issued as reinvestment of dividends	12,543	92,922	12,569	92,443
Redeemed	(533,380)	(3,827,505)	(784,162)	(5,509,776)
Net increase (decrease)	(185,280)	$(1,330,493)	(334,948)	$(2,403,046)
OTC 100 Fund
Sold	349,978	$1,463,976	441,743	$1,731,964
Issued as reinvestment of dividends	947	4,218	1,039	4,405
Redeemed	(723,203)	(3,063,183)	(1,131,374)	(4,506,273)
Net increase (decrease)	(372,278)	$(1,594,989)	(688,592)	$(2,769,904)
Small Cap Growth Equity Fund
Sold	4,423,014	$68,184,247	3,182,280	$43,230,890
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(977,001)	(15,155,354)	(750,195)	(10,069,083)
Net increase (decrease)	3,446,013	$53,028,893	2,432,085	$33,161,807
Emerging Growth Fund
Sold	570,498	$3,497,313	387,186	$2,159,099
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(544,853)	(3,333,314)	(464,574)	(2,608,565)
Net increase (decrease)	25,645	$163,999	(77,388)	$(449,466)

6.  Federal Income Tax Information  At December 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$189,087,282	$161,625,131	$(115,833,157)	$45,791,974
Equity Index Fund	333,727,116	105,327,990	(19,757,937)	85,570,053
Growth Equity Fund	20,746,712	1,381,046	(458,104)	922,942
OTC 100 Fund	7,127,008	1,751,629	(438,283)	1,313,346
Small Cap Growth Equity Fund	197,409,504	25,736,665	(3,820,009)	21,916,656
Emerging Growth Fund	13,526,364	1,750,643	(353,201)	1,397,442

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Large Cap Value Fund	$-	$2,188,627	$1,015,022	$578,706	$465,641
Equity Index Fund	-	4,132,937	110,945	2,351,065	3,217,414
Growth Equity Fund	15,387,760	7,953,799	-	-	-
OTC 100 Fund	195,238	4,762,508	2,362,711	1,300,985	-
Small Cap Growth Equity Fund	-	757,620	930,646	-	-
Emerging Growth Fund	3,343,021	3,402,428	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

68

Notes to Financial Statements (Continued)

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Large Cap Value Fund	$1,346,138	$-	$-	$-
Equity Index Fund	6,525,943	-	-	-
Growth Equity Fund	92,922	-	-	-
OTC 100 Fund	4,218	-	-	-

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Large Cap Value Fund	$827,092	$-	$-	$32,205
Equity Index Fund	6,236,349	-	-	29,171
Growth Equity Fund	92,443	-	-	-
OTC 100 Fund	4,405	-	-	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Large Cap Value Fund	$-	$(4,247,996)	$(36,533)	$45,791,925
Equity Index Fund	-	(9,812,361)	(132,105)	85,587,379
Growth Equity Fund	4,640	(23,341,559)	(9,113)	922,942
OTC 100 Fund	164	(8,621,442)	1,729	1,307,084
Small Cap Growth Equity Fund	-	(1,688,266)	(28,288)	21,916,713
Emerging Growth Fund	-	(6,745,449)	(3,234)	1,397,442

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds elected to defer to January 1, 2007 post-October currency losses:

Amount
Large Cap Value Fund	$1,175

7.  New Accounting Pronouncements  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required during the first financial

69

Notes to Financial Statements (Continued)

reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Special Meeting of Shareholders (Unaudited)  A Special Meeting of Shareholders of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund, each a series of MML Series Investment Fund, was held on April 13, 2006. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2006 to shareholders of record as of February 21, 2006. The results of the vote on the matter submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. as Trustees for an indefinite term of office.A

Proposal 1:	Shares	Shares For	% of shares voted	Withhold	% of shares voted
Richard H. Ayers	35,944,152.85	34,597,453.47	96.253	1,346,699.38	3.747

Allan W. Blair	35,944,152.85	34,587,480.50	96.226	1,356,672.35	3.774

Mary E. Boland	35,944,152.85	34,626,191.51	96.333	1,317,961.35	3.667

Frederick C. Castellani	35,944,152.85	34,613,099.23	96.297	1,331,053.63	3.703

Richard W. Greene	35,944,152.85	34,605,559.31	96.276	1,338,593.54	3.724

R. Alan Hunter, Jr.	35,944,152.85	34,597,056.60	96.252	1,347,096.26	3.748

Robert E. Joyal	35,944,152.85	34,564,253.12	96.161	1,379,899.73	3.839

F. William Marshall, Jr.	35,944,152.85	34,525,175.34	96.052	1,418,977.52	3.948

A  Denotes trust-wide proposals and voting results.

70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Large Cap Value Fund, MML Equity Index Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (collectively the "Funds"), six of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MML Trust as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2007

71

Trustees and Officers (Unaudited)

The following table lists MML Trust's trustees and officers as of December 31, 2006; their address and age; their position with MML Trust; the length of time holding that position with MML Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML Trust's Statement of Additional Information includes additional information about MML Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 71	Chairman and Trustee of MML Trust	Since 1999	Retired.	49	Trustee (since 1996), Advisory Board Member (1996-1999), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 64	Trustee of MML Trust	Since 1999	Retired.	49	Director, Applera Corporation; Trustee (since 1996) MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 58	Trustee of MML Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	49	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 67	Trustee of MML Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	49	Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

72

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	R. Alan Hunter, Jr. Age: 60	Trustee of MML Trust	Since 2003	Retired.	49	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 64	Trustee of MML Trust	Since 1996	Consultant (since 1999).	86	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Robert E. Joyal Age: 61	Vice Chairman and Trustee of MML Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	51	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jeffries Group, Inc. (investment bank).

	Frederick C. Castellani Age: 60	Trustee and Vice President of MML Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee, Vice Chairman and President (since 2006), MassMutual Premier Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

73

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	John F. Carlson Age: 51	President of MML Trust	Since 2006	Vice President (since 2003), Second Vice President (2002-2003), MassMutual; Vice President (1997-2002), CIGNA.	27

	Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer of MML Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

	Kristin L. Bushard Age: 40	Vice President of MML Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

	Michael A. Chong Age: 49	Vice President and Chief Compliance Officer of MML Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

	John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer of MML Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

	Eric H. Wietsma Age: 40	Vice President of MML Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

	Tina M. Wilson Age: 36	Vice President of MML Trust	Since 2006	Assistant Vice President (since 2000), MassMutual.	27

*  The address of each Trustee and Principal Officer is the same as that for MML Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is is desirable and in the best interest of MML Trust that an exception to the retirement policy of MML Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

74

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2006 qualified for the dividends received deduction, as follows:

Large Cap Value Fund	99.79%

Equity Index Fund	100.00%

Growth Equity Fund	100.00%

OTC 100 Fund	100.00%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2006:

Large Cap Value Fund	99.79%

Equity Index Fund	98.37%

Growth Equity Fund	100.00%

OTC 100 Fund	100.00%

75

Other Information (Unaudited)

Fund Expenses December 31, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

76

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Large Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,110.30	$4.52
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Index Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,125.10	$2.41
2) Hypothetical	1,000.00	1,022.89	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,126.00	$1.55
2) Hypothetical	1,000.00	1,023.69	1.48

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class III

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,127.00	$0.80
2) Hypothetical	1,000.00	1,024.40	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

77

Other Information (Unaudited) (Continued)

Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,076.00	$4.76
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,115.60	$2.99
2) Hypothetical	1,000.00	1,022.38	2.85

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,047.60	$6.09
2) Hypothetical	1,000.00	1,019.26	6.01

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.18%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,017.80	$5.90
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

78

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com

©2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540  1206

MML Series Investment Fund

Annual Report

for the period ended

December 31,2006

MML Asset Allocation Fund
MML Equity Income Fund
MML Income & Growth Fund
MML Growth & Income Fund
MML Blue Chip Growth Fund
MML Large Cap Growth Fund
MML Concentrated Growth Fund
MML Mid Cap Value Fund
MML Mid Cap Growth Fund
MML Small Cap Value Fund
MML Small Cap Index Fund
MML Global Fund
MML Foreign Fund

You can’t predict.  You Can Prepare®.

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Asset Allocation Fund	49

MML Equity Income Fund	57

MML Income & Growth Fund	60

MML Growth & Income Fund	64

MML Blue Chip Growth Fund	68

MML Large Cap Growth Fund	71

MML Concentrated Growth Fund	74

MML Mid Cap Value Fund	76

MML Mid Cap Growth Fund	79

MML Small Cap Value Fund	84

MML Small Cap Index Fund	88

MML Global Fund	95

MML Foreign Fund	99

Statement of Assets and Liabilities	102

Statement of Operations	110

Statement of Changes in Net Assets	114

Financial Highlights	118

Notes to Financial Statements	131

Report of Independent Registered Public Accounting Firm	143

Trustees and Officers (Unaudited)	144

Federal Tax Information (Unaudited)	147

Other Information (Unaudited)	148

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

December 31, 2006

John Carlson

Your financial representative can provide you with specific guidance, but MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed to the powerful forces of long-term growth potential.

A Look Back at 2006: Stocks' Impressive Year

Despite a slow start in the first half, particularly in the U.S., stocks worldwide made some impressive gains in 2006. For the full year, the Dow Jones Industrial AverageSM ("the Dow"), which measures blue-chip stock activity, returned 16.29%. The technology-laden Nasdaq Composite® Index ("Nasdaq") advanced 9.52% and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 15.78%. The Russell 2000® Index, a measure of small-cap equity results, advanced 18.36%. But the standout performer in the equity markets by a large margin was the MSCI® EAFE® Index, a benchmark for foreign stocks, which returned 26.34%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 4.33% for the 12-month period ended December 31.* Bond investors continued to struggle due to a Federal Reserve ("Fed") that remained in a tightening mode until August.

Taking a closer look at the year on a quarter-by-quarter basis, most U.S. stock indexes posted strong gains in the first quarter of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. In the fixed-income markets, the Lehman Brothers Aggregate Bond Index fell slightly. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The Dow posted a series of new highs and briefly crossed the 12,500 barrier, advancing 6.71% for the quarter. The S&P 500 Index broke the 1,400 level and closed up 6.69%. Small caps also ended the year strongly, as evidenced by the Russell 2000 Index, which rose 8.90%. For its part, Nasdaq returned 6.95% for the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

In the fixed-income market, bond prices were little changed in the fourth quarter, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index returned 1.24%. The yield curve remained inverted, with the yields of shorter-term securities generally staying higher than those of longer-term issues.

(Continued)

MML Series Investment Fund – Letter to Shareholders (Continued)

It was a good year . . . after all

At the end of 2005, experts pointed out that the equity market had advanced for three consecutive years, the Fed was raising interest rates and crude oil was on the rise. Not only that, but 2006 was the second year in the presidential cycle, a time that often heralds weak performance for stocks. For the first half of the year, the markets appeared ready to fulfill that prophecy, since most of the popular averages were sluggish from January through early May.

After the Fed's Open Market Committee rate hike on May 10, investors reacted with a sell-off, triggering a two-month market correction. It seemed that their patience with the Fed's credit-tightening had reached an end. In retrospect, however, the correction set the stage for the sustained rally that began in July and continued through the end of the year.

Why did the equity markets reverse course and head higher? During the summer, data emerged that suggested a mildly slowing, but still-expanding economy (i.e., a "soft landing") – which was seen as the best-case outcome after the cycle of Fed tightening. Inflation eased a bit over the remainder of the year, and those developments made it feasible for the central bank to keep short-term interest rates unchanged in August. Stable interest rates, in turn, fueled share prices. Falling energy prices also drove stocks higher during the second half of the year and helped to improve inflation readings. After trending higher for the first six months of 2006, crude oil declined rapidly in August and September, stabilizing around the $60 per barrel level for the remainder of the year. Meanwhile, natural gas retreated by almost 50% during the year's second half.

Outlook

The U.S. economy's ability to remain relatively healthy in the face of rising interest rates and energy prices for much of 2006 serves as another reminder that our economy is a potent force. As we begin 2007, naturally some concerns remain. In particular, investors are waiting to see if the economy weakens further. Offsetting this worry somewhat is the likelihood that the Fed could reverse course and lower interest rates if the economy appeared to be seriously faltering. These uncertainties and the new year provide you with an excellent opportunity to touch base with your financial representative, who can help you assess your comfort level with your current investment strategy – and whether or not it is aligned with today's market conditions. That said, MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed – through a judicious mix of stock- and bond-focused investments – to the powerful forces of long-term growth potential.

John Carlson
President

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment objective of the MML Asset Allocation Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed-income securities. The Fund's sub-adviser, Capital Guardian Trust Company (Capital Guardian) determines the asset allocation between equity and fixed-income securities. Up to 80% of the Fund's assets may be invested in equities; up to 60% in fixed income.

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 4.74%, lagging the 6.92% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

What was the investment backdrop during the period?
   After touching a five-year high, stocks tumbled from mid-May to mid-June, resulting in negative returns for the second quarter of 2006. Investors became more cautious, unwinding riskier positions and rotating into defensive areas, such as utilities and consumer staples. Energy stocks were resilient, benefiting from firmer oil prices. The shift in market sentiment was triggered by rising core inflation figures and the Federal Reserve's ("Fed's") increasingly aggressive tone – although comments by the Fed after its June 29 rate-setting meeting were more accommodating and suggested that a pause in the tightening cycle was possible. The Fed raised short-term interest rates twice during the quarter, bringing the federal funds rate to 5.25% on June 29.

U.S. stocks rallied to their best third quarter since 1997, sending the S&P 500® Index up 5.2%. Solid earnings and corporate news boosted health care, telecommunication services and information technology stocks, while weakness in the commodities markets hurt materials and energy shares. The Fed left interest rates unchanged at both its rate-setting meetings, the first gap in a tightening campaign that began in 2004. Investors, who cheered the Fed's pause, also were buoyed by weaker inflation figures and increased consumer confidence later in the quarter, as energy prices tumbled. The weakening housing market, however, cast a pall over the bullish data. In the final three months of 2006, domestic stocks rose nearly 7%, helping the S&P 500 Index achieve its biggest annual gain since 2003. All 10 industry sectors advanced, with solid earnings and buyout news boosting materials, energy and consumer discretionary stocks. The Lehman Brothers® Aggregate Bond Index returned 1.24% during the fourth quarter. During this period, the Fed left the federal funds rate unchanged at 5.25%, but stressed the risk that inflation might remain too high.

What factors contributed to the Fund's performance?
   The portfolio held an overweight position in equities during the second quarter relative to its benchmark, the Lipper Balanced Fund Index, which hindered results during the period. The primary detractor from returns was the portfolio's substantial overweight position in information technology stocks. Within the fixed-income portion of the portfolio, we maintained a slightly long duration stance, which helped relative performance. We reduced our allocation to pass-through mortgages from neutral to underweight, which helped results, as mortgages underperformed Treasuries on a duration-adjusted basis.

For the Fund's equity component, the health care sector was the best performer in the third quarter, supported by strong balance sheets, favorable court rulings and brighter outlooks. Information technology companies and telecommunication stocks benefited from strong earnings and optimistic forecasts from Cisco and AT&T. Bond yields rallied nearly 0.50% during the quarter, and bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.81%. The Fed's pause in monetary tightening, fewer inflation fears and prospects for slower U.S. economic activity all contributed to the bond segment's performance.

During the fourth quarter, the Fund's energy shares were helped by stabilizing prices and solid earnings. Merger and acquisition activity benefited stocks, especially in the materials and consumer discretionary areas. Pfizer weighed on the health care sector after the company halted the development of torcetrapib, an important pipeline drug. The consumer staples sector also underperformed, as retail stocks sagged on news of lackluster holiday sales, with Wal-Mart reporting its first monthly sales

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

decline in 10 years. The Lehman Brothers Aggregate Bond Index returned 1.24% for the fourth quarter. Corporate bonds and mortgage-backed securities outperformed their government counterparts during this period. The high-yield and emerging markets debt asset classes did very well in the final months of 2006.

What is your outlook?
   U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable price-to-earnings ratios, even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for price-to-earnings ratios to expand. By historical standards, stocks still look inexpensive against the current level of bond yields. We believe the Fed is counting on slightly sub-par growth and declining energy prices to slow inflation pressures. Because inflation is above the Fed's perceived comfort zone and yields are at the lower end of their 2006 range, our portfolios are minimally short duration. We believe that commercial mortgage- and asset-backed securities remain attractive, especially given their credit quality, structure and yield.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

MML Asset Allocation Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	10.2%
Federal National Mortgage Association (FNMA)	7.8%
Financial Services	7.8%
Electrical Equipment & Electronics	6.9%
Energy	5.9%
Pharmaceuticals	5.1%
Computers & Information	3.8%
Retail	3.6%
Insurance	3.3%
Prepackaged Software	2.5%
U.S. Treasury Bonds	2.2%
Commercial Services	2.2%
Sovereign Debt Obligations	2.2%
Medical Supplies	2.1%
Foods	2.0%
Telephone Utilities	1.9%
Broadcasting, Publishing & Printing	1.8%
Information Retrieval Services	1.7%
Industrial—Diversified	1.7%
Electric Utilities	1.6%
Chemicals	1.6%
Manufacturing	1.4%
Federal Home Loan Mortgage Corporation (FHLMC)	1.4%
Beverages	1.4%
Transportation	1.2%
Tobacco	1.2%
Lodging	1.1%
Healthcare	1.1%
Aerospace & Defense	0.8%
Metals & Mining	0.8%
Automotive & Parts	0.8%
Entertainment & Leisure	0.8%
Machinery & Components	0.6%
Household Products	0.6%
Federal Home Loan Bank	0.6%
U.S. Treasury Notes	0.6%
Computer Programming Services	0.5%
Advertising	0.5%
Communications	0.5%
Data Processing & Preparation	0.5%
Apparel, Textiles & Shoes	0.5%
Computer Integrated Systems Design	0.5%
Home Construction, Furnishings & Appliances	0.4%
Forest Products & Paper	0.4%
Cosmetics & Personal Care	0.4%
Restaurants	0.2%
Real Estate	0.2%
Food Retailers	0.2%
Government National Mortgage Association (GNMA)	0.2%
Building Materials & Construction	0.2%
Computers & Office Equipment	0.2%
U.S. Government Agencies	0.1%
Short-Term Investments and Other Assets and Liabilities	2.2%
100.0%

MML Asset Allocation Fund Largest Stock Holdings (12/31/06)

AstraZeneca PLC Sponsored ADR (United Kingdom)

Cisco Systems, Inc.

Forest Laboratories, Inc.

General Electric Co.

Google, Inc. Cl. A

Microsoft Corp.

SLM Corp.

Wachovia Corp.

FNMA, 6.000% due 03/01/2036

Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 2A1, 6.004% due 02/25/2036

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund and the Lipper Balanced Fund Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Asset Allocation Fund	4.74%
Lipper Balanced Fund Index	6.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks dividend income and long-term capital growth by investing in the common stocks of established companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 11.01%, outperforming the 9.64%, return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   U.S. stocks declined in the two-month period ended June 30, 2006, wiping out earlier gains in the year. Investor sentiment deteriorated rapidly in mid-May, amid concerns that rising inflation would force the Federal Reserve ("Fed") to raise rates more than investors had expected. Due to investor unrest, the volatility continued into June. Markets recovered some at the end of the month, however, on news that the Fed might be ready to end its current tightening cycle. Value stocks held up better than growth issues throughout the period.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance
   The portfolio posted a strong return from its inception on May 1, 2006 to December 31, 2006. During this time frame, effective stock selection and an underweight position combined to make financials the biggest contributor to relative returns. In particular, we added value in the sector with the Fund's underweight position to commercial banks. The interest rate environment and shape of the yield curve had negatively impacted bank margins, making this one of the worst-performing financial industries. (The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and is often used as an economic indicator.) In addition, the Fund's acquisition of Mercantile Bankshares at a steep premium aided its performance. Similarly, our positioning in thrifts and mortgages helped relative results. We held an underweight position in this poor-performing industry and had no exposure to Washington Mutual, which underperformed due to a series of recent blunders and on worries about the challenging operating environment.

Effective stock selection among health care shares was another source of strength, driven by our positioning among pharmaceutical names. We held an overweight position in Merck, which benefited from news that its cervical cancer vaccine received FDA approval. At the same time, the Fund held an underweight stake in Pfizer, which suffered after announcing it would halt development of one of its promising new drugs because of patient health risks. Finally, stock selection helped relative results in information technology, where top-10 holding Microsoft performed well in the build-up to the release of its new Vista operating system.

Hampering the Fund's performance during the eight-month period was the portfolio's positioning in energy, where stock selection in the oil, gas, and consumable fuels industry was less than favorable. In particular, we held an underweight allocation in ExxonMobil, which performed very well in the fourth quarter. However, we do have sizable positions in stocks such as ExxonMobil and Chevron,

MML Equity Income Fund – Portfolio Manager Report (Continued)

which were some of our top absolute contributors to performance for the quarter. An underperformer in the energy sector since the Fund's inception was BP, which suffered a number of setbacks, including cutting production estimates because of hurricane-related delays for its Gulf of Mexico operations. As a result, energy was the leading detractor from relative results during the eight-month period. That said, the effects of poor stock selection were mitigated somewhat by an overweight position in this strong sector.

In the consumer discretionary sector, our stock selection hampered the Fund's relative returns, though just as in energy, an overweight here helped to lessen the impact. Holdings in several industries detracted – including hotels, restaurants, household durables and diversified consumer services. One notable laggard here was H&R Block, which has been under pressure because of its exposure to sub-prime lending and an investigation into its selling practices. We've been buying this stock because we believe its price more than takes into account the risk of unfavorable outcomes.

What is your outlook?
   We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – specifically, oil prices, inflation, geopolitical unrest and Fed policy. While no one can be sure precisely how these factors will affect the equity markets in 2007, we are confident that the Fund is positioned to handle the wide array of market conditions that investors could face throughout the coming year.

MML Equity Income Fund – Portfolio Manager Report (Continued)

MML Equity Income Fund Industry Table (% of Net Assets) on 12/31/06
Energy	9.7%
Banking, Savings & Loans	8.3%
Pharmaceuticals	8.2%
Broadcasting, Publishing & Printing	5.7%
Insurance	5.5%
Telephone Utilities	5.2%
Electric Utilities	4.7%
Electrical Equipment & Electronics	4.7%
Financial Services	4.4%
Industrial—Diversified	3.0%
Retail	2.6%
Cosmetics & Personal Care	2.6%
Computers & Information	2.4%
Foods	2.3%
Beverages	2.2%
Chemicals	2.0%
Aerospace & Defense	2.0%
Forest Products & Paper	1.9%
Prepackaged Software	1.8%
Transportation	1.7%
Household Products	1.6%
Communications	1.4%
Building Materials & Construction	1.3%
Commercial Services	1.3%
Machinery & Components	1.1%
Medical Supplies	1.0%
Toys, Games	1.0%
Entertainment & Leisure	0.9%
Manufacturing	0.9%
Automotive & Parts	0.8%
Photography Equipment/ Supplies	0.7%
Metals & Mining	0.5%
Tobacco	0.5%
Home Construction, Furnishings & Appliances	0.5%
Computer Integrated Systems Design	0.3%
Short-Term Investments and Other Assets and Liabilities	5.3%
100.0%

MML Equity Income Fund Largest Stock Holdings (12/31/06)

AT&T, Inc.

Chevron Corp.

Exxon Mobil Corp.

General Electric Co.

International Paper Co.

JP Morgan Chase & Co.

Marsh & McLennan Cos., Inc.

Merck & Co., Inc.

Microsoft Corp.

Royal Dutch Shell PLC Sponsored ADR
(United Kingdom)

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Equity Income Fund	11.01%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Income & Growth Fund – and who is the Fund's sub-adviser
   The Fund seeks growth of capital by investing in common stocks of companies which the Fund's sub-adviser, American Century Investment Management, Inc. (American Century), believes offer prospects for capital growth. Income is a secondary objective.

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 11.66%, outperforming the 9.64% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   After posting solid gains in the first three months of 2006, the U.S. stock market reversed course in the second quarter of the year. Stocks declined as evidence of increasing inflation – in the form of higher-than-expected readings on the Consumer Price Index – led to further interest rate increases by the Federal Reserve ("Fed"). Consequently, investors grew concerned about the potential negative impact of rising interest rates on the economy and corporate profits. Most broad domestic stock indexes fell in the second quarter. In a reversal from the previous quarter, large-cap stocks held up the best, while smaller-company issues suffered the most substantial declines. Value shares outperformed growth across all market capitalizations, reflecting the risk-averse sentiment in the broader market.

Despite a slow start, the U.S. stock market enjoyed solid gains in the third quarter. Stocks plodded along during the first half of the quarter, clouded by uncertainties about inflation and economic growth, until the Fed chose to leave short-term interest rates unchanged at its August policy meeting. After 17 consecutive rate hikes over a two-year period, the Fed decided to stand pat in both August and September, amid evidence of moderating economic growth and declining commodity prices. In response, stocks staged a strong rally in the last six weeks of the quarter. In an environment of slowing economic growth, large-cap stocks significantly outperformed small- and mid-cap names, while value shares continued to outdistance growth-oriented issues across all market capitalizations.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   From the Fund's inception on May 1, 2006 through December 31, 2006, the overriding factor in the Fund's performance was stock selection. In the second quarter, our investment choices in nearly every sector of the market contributed positively to the Fund's performance relative to the S&P 500 Index (the "benchmark"), led by information technology and health care – the worst-performing sectors of the market. Successful stock selection in these two sectors was largely dependent on avoiding the laggards. The consumer sectors – consumer discretionary and consumer staples – were among the only segments of the market to detract from the Fund's relative performance in the second quarter.

In the third quarter of 2006, our stock picks in nearly every sector of the market hampered the portfolio's performance versus the index. The only exceptions were the energy and health care sectors. The Fund's information technology holdings had the biggest negative impact on performance relative to the benchmark – particularly stock selection among electronic equipment makers. Our stock choices in the materials sector also weighed on relative performance, particularly among forest and paper product companies. Stock selection enhanced relative results in just two sectors of the portfolio – health care and energy.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Turning to the fourth quarter, our most effective stock picks occurred in the information technology sector. The portfolio's energy stocks, which posted one of the best absolute returns in the portfolio, also enhanced results relative to the benchmark. An emphasis on energy producers paid off, as oil and gas prices rebounded in the final three months of the year. On the downside, the Fund's industrials and utilities holdings lagged their counterparts in the S&P 500, though the underperformance was modest. In the utilities sector, the missteps were actually missed opportunities. Many of the best-performing utilities stocks in the benchmark were not represented in the portfolio, leading to the overall underperformance in that sector.

What is your outlook?
   We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – specifically, oil prices, inflation, geopolitical unrest and Fed policy. While no one can be sure precisely how these factors will affect the equity markets in 2007, we are confident that the Fund is positioned to handle the wide array of market conditions that investors could face throughout the coming year.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund Industry Table (% of Net Assets) on 12/31/06
Financial Services	15.2%
Energy	14.2%
Pharmaceuticals	9.5%
Banking, Savings & Loans	7.2%
Computers & Information	5.3%
Insurance	5.2%
Telephone Utilities	4.2%
Automotive & Parts	2.7%
Metals & Mining	2.6%
Computers & Office Equipment	2.4%
Prepackaged Software	2.2%
Chemicals	2.2%
Aerospace & Defense	2.1%
Cosmetics & Personal Care	2.0%
Transportation	2.0%
Machinery & Components	1.8%
Electrical Equipment & Electronics	1.8%
Medical Supplies	1.8%
Commercial Services	1.4%
Retail	1.2%
Foods	1.2%
Electric Utilities	1.1%
Restaurants	1.0%
Food Retailers	1.0%
Household Products	1.0%
Computer Related Services	0.9%
Healthcare	0.8%
Home Construction, Furnishings & Appliances	0.7%
Broadcasting, Publishing & Printing	0.6%
Computer Integrated Systems Design	0.5%
Travel	0.5%
Toys, Games	0.5%
Industrial—Diversified	0.5%
Entertainment & Leisure	0.4%
Building Materials & Construction	0.3%
Communications	0.3%
Forest Products & Paper	0.3%
Containers	0.2%
Manufacturing	0.2%
Apparel, Textiles & Shoes	0.1%
Air Transportation	0.1%
Tobacco	0.1%
Computer Programming Services	0.1%
Beverages	0.1%
Photography Equipment/ Supplies	0.1%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MML Income & Growth Fund Largest Stock Holdings (12/31/06)

Bank of America Corp.

Chevron Corp.

Citigroup, Inc.

Exxon Mobil Corp.

Hewlett-Packard Co.

International Business Machines Corp.

Morgan Stanley

Pfizer, Inc.

The Goldman Sachs Group, Inc.

Washington Mutual, Inc.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Income & Growth Fund	11.66%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report

What is the investment objective of the MML Growth & Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks capital appreciation and income by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities. The Fund's sub-adviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 4.35%, underperforming the 9.64% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   After touching a five-year high, stocks tumbled from mid-May to mid-June, resulting in negative returns for the second quarter. Investors became more cautious, unwinding riskier positions and rotating into defensive areas, such as utilities and consumer staples. Fixed-income markets had slightly negative returns, as bond yields rose across the curve. (The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years; it is often used as an economic indicator.) Treasuries outperformed other fixed-income sectors. Within the mortgage sector, greater market volatility curtailed prices.

U.S. stocks rallied to their best third quarter since 1997, sending the S&P 500 Index up 5.2%. The Dow Jones Industrial AverageSM ("the Dow") nearly broke through its all-time high. Value stocks continued to outperform their growth peers and large-cap stocks outpaced small caps. The Federal Reserve ("Fed") left interest rates unchanged at both its rate-setting meetings – the first gap in a tightening campaign that began in 2004. Investors, who cheered the Fed's pause, also were buoyed by weaker inflation figures and increased consumer confidence later in the quarter as energy prices tumbled. The weakening housing market, however, cast a pall over the bullish data.

In the fourth quarter, U.S. stocks rose nearly 7%, helping the S&P 500 Index achieve its biggest annual gain since 2003. The Dow broke through its all-time high, producing its best quarterly gain in three years. Value stocks continued to outperform their growth counterparts and small-cap stocks outpaced large caps. Data released during the quarter indicated that the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased. The Fed left interest rates unchanged at 5.25%, although it cautioned that inflation risks remained. Weakness persisted in the housing sector for most of the quarter, despite the indication (based on November's robust new and existing home sales figures) that the slumping market could be leveling off.

What factors contributed to the Fund's performance?
   Within the equity segment of the Fund's portfolio, stock selection was beneficial, especially in the areas of financials, health care and industrials. The portfolio's weighting among the various sectors relative to the benchmark, however, hurt results. The primary detractor was the portfolio's substantial overweight position in information technology stocks. Within the fixed-income portion of the portfolio, we maintained a slightly long duration stance, which helped relative performance. We reduced our allocation to pass-through mortgages from neutral to underweight, which helped results as mortgages underperformed Treasuries on a duration-adjusted basis.

During the third quarter, our stock choices hampered the Fund's relative returns, especially among financial and consumer discretionary companies. As a result of our stock selection, we had a less-than-benchmark weighting among the largest-capitalization stocks, which performed well during the period. Consumer staples stocks were among the bright spots, as our investments in beverage and food makers boosted results.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Turning to the fourth quarter, our stock selection was less than favorable in the energy, financial and health care areas. The Fund's underweight positions in ExxonMobil and Citigroup hurt relative returns, while American Depository Receipts (ADRs) of AstraZeneca (which is not in the benchmark) sank after the company reported that an experimental stroke drug failed a clinical trial. Conversely, our strong stock selection in consumer staples – including not owning Wal-Mart – supported results, as did our choices in the mega-cap segment of the market.

What is your outlook?
   We believe favorable economic, geopolitical and corporate conditions will persist in 2007 and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Fed's tolerable range, the economic picture appears bright. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady, rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for price-to-earnings ratios to expand. By historical standards, stocks still look inexpensive against the current level of bond yields.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

MML Growth & Income Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	12.4%
Electrical Equipment & Electronics	10.0%
Pharmaceuticals	7.4%
Energy	7.2%
Computers & Information	5.2%
Retail	5.1%
Prepackaged Software	3.7%
Insurance	3.4%
Medical Supplies	3.0%
Commercial Services	2.7%
Foods	2.6%
Information Retrieval Services	2.4%
Industrial—Diversified	2.3%
Manufacturing	2.1%
Chemicals	2.0%
Broadcasting, Publishing & Printing	2.0%
Beverages	1.9%
Telephone Utilities	1.8%
Tobacco	1.8%
Financial Services	1.7%
Transportation	1.7%
Electric Utilities	1.4%
Healthcare	1.3%
Aerospace & Defense	1.3%
Metals & Mining	1.3%
Lodging	1.1%
Entertainment & Leisure	1.0%
Household Products	0.9%
Machinery & Components	0.9%
Advertising	0.8%
Data Processing & Preparation	0.7%
Computer Programming Services	0.7%
Computer Integrated Systems Design	0.7%
Communications	0.7%
Apparel, Textiles & Shoes	0.6%
Cosmetics & Personal Care	0.6%
Automotive & Parts	0.6%
Home Construction, Furnishings & Appliances	0.4%
Restaurants	0.4%
Forest Products & Paper	0.3%
Computers & Office Equipment	0.3%
Real Estate	0.2%
Short-Term Investments and Other Assets and Liabilities	1.4%
100.0%

MML Growth & Income Fund Largest Stock Holdings (12/31/06)

AstraZeneca PLC Sponsored ADR
(United Kingdom)

Cisco Systems, Inc.

Forest Laboratories, Inc.

General Electric Co.

Google, Inc. Cl. A

Lowe's Companies, Inc.

Microsoft Corp.

SLM Corp.

Wachovia Corp.

Washington Mutual, Inc.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Growth & Income Fund	4.35%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Blue Chip Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 6.04%, trailing the 9.64% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The second quarter saw a turnaround in the fortunes of the equity markets (on the heels of a strong first quarter), as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37% for the three months ended June 30, 2006.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   For the time frame from May 1 through December 31, 2006, the industrials and business services sectors outperformed due to strong stock selection. Primary strength came from overweight positions in machinery companies Danaher and Joy Global, as well as defense firms General Dynamics and Rockwell Collins. Stock selection drove outperformance in the consumer discretionary sector, offsetting a slight underweight position. Gaming stocks were the major source of strength. Casino operators Wynn Resorts and MGM Mirage were up on investor hopes for growth in Macau. Slots maker International Game Technology rose on strong replacement sales. Telecommunication services made a positive relative contribution on stock selection. Non-U.S. companies America Movil (Mexico) and Rogers Communication (Canada) were the most significant contributors. An overweight position in U.S. wireless tower operator American Tower Systems also produced benefits.

Conversely, stock selection weighed on information technology sector performance, which was the greatest sector detractor. Semiconductors were weak all year, and portfolio holdings Marvell Technology Group and Maxim Integrated Products made a negative contribution. Yahoo! traded lower throughout the year, as Internet competitor Google continued to distinguish itself as the leader in search and advertising revenues, and as competition rose from new sites such as MySpace. Financials declined due to stock selection. Student loan company SLM Corp. was one of the greatest detractors, falling on concerns about anti-lender legislation in the new congress. Capital markets companies declined behind overweight positions in online brokers TD Ameritrade Holding and E*TRADE Financial. The stock price of investment manager Legg Mason also faltered. Consumer staples was a relative detractor due to our underweight position in that sector.

What is your outlook?
   We believe that the market does not fully appreciate the strength in the U.S. and global economies and the resilience of corporate earnings and free cash flow growth. Companies producing stable earnings growth will be afforded higher prices. The outlook appears promising for the U.S. economy and the equities market. The portfolio seeks companies with more diversified revenue streams and those with business leverage outside the United States.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MML Blue Chip Growth Fund Industry Table (% of Net Assets) on 12/31/06
Financial Services	13.0%
Pharmaceuticals	9.7%
Electrical Equipment & Electronics	8.8%
Retail	6.5%
Insurance	5.1%
Banking, Savings & Loans	4.9%
Healthcare	4.9%
Computers & Information	4.8%
Prepackaged Software	4.7%
Energy	4.6%
Communications	4.4%
Industrial—Diversified	3.8%
Information Retrieval Services	3.6%
Medical Supplies	3.4%
Machinery & Components	2.7%
Lodging	2.7%
Cosmetics & Personal Care	1.6%
Broadcasting, Publishing & Printing	1.6%
Data Processing & Preparation	1.2%
Aerospace & Defense	1.1%
Home Construction, Furnishings & Appliances	1.0%
Beverages	0.8%
Chemicals	0.8%
Computer Integrated Systems Design	0.6%
Manufacturing	0.5%
Advertising	0.5%
Commercial Services	0.5%
Foods	0.4%
Transportation	0.4%
Household Products	0.3%
Telephone Utilities	0.3%
Restaurants	0.1%
Automotive & Parts	0.1%
Apparel, Textiles & Shoes	0.0%
Short-Term Investments and Other Assets and Liabilities	0.6%
100.0%

MML Blue Chip Growth Fund Largest Stock Holdings (12/31/06)

American International Group, Inc.

Cisco Systems, Inc.

Danaher Corp.

General Electric Co.

Google, Inc. Cl. A

Kohl's Corp.

Microsoft Corp.

Schlumberger Ltd.

State Street Corp.

UnitedHealth Group, Inc.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Blue Chip Growth Fund	6.04%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 0.10%, underperforming the 9.64% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   For the second quarter of 2006, U.S. equity markets were down nearly across the board, as fears of the Federal Reserve ("Fed") increasing interest rates to combat inflation drove the yield on the 10-year Treasury up 0.30% to 5.14%. The market uncertainty that emerged in the first quarter accelerated in the second, and investors who had not experienced as much volatility in recent years saw more of it in day-to-day returns. Growth stocks in particular suffered more than their share of this volatility.

Both the stock and bond markets saw good returns in the third quarter. Markets held up well on news of the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   The volatility of growth stocks in the second quarter hampered the Fund's performance, as the portfolio had been aggressively positioned (albeit prematurely) for a return to a growth cycle. The Fund's second quarter challenges were also related to stock-specific issues with several information technology and health care holdings, compounded by overall market concerns, including inflation worries. The information technology sector was the largest detractor from the Fund's performance relative to its benchmark, the S&P 500 Index. Conversely, the largest contribution to the Fund's relative returns in the second quarter came from our overweight stake in the energy sector, which was one of the top performers during the period.

The information technology sector was the largest detractor from performance in the third quarter. The energy sector was the second-largest drag on the Fund's results – and the Fund's overweight position in the sector magnified the problem. Despite this, sector allocation contributed slightly to the Fund's performance. For example, our underweight position in the industrials sector, which underperformed the benchmark, limited the negative impact of the sector. We also benefited from the portfolio's overweight position in the top-performing financials sector.

Turning to the fourth quarter, the Fund fell victim to stock-specific issues related to several of our health care and information technology holdings. In particular, the health care sector was the largest detractor from performance. On the positive side, our top contributors were Google, Merrill Lynch, Apple and Goldman Sachs. Looking at performance in the aggregate by sector, the industrials and consumer discretionary sectors were the largest contributors to performance.

What is your outlook?  We don't expect upward earnings revisions to remain as plentiful as they have been, particularly if the U.S. economy continues to decelerate, which is the universal expectation. Without the economic boost that domestic stocks have been enjoying, fewer will be able to beat earnings expectations with regularity, and those that do should be increasingly prized. The Fund is well positioned to take advantage of a potential rebound in the growth investment style.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund Industry Table (% of Net Assets) on 12/31/06
Financial Services	15.2%
Pharmaceuticals	11.4%
Insurance	7.5%
Computers & Information	7.0%
Aerospace & Defense	6.0%
Information Retrieval Services	5.9%
Energy	5.7%
Electrical Equipment & Electronics	5.0%
Retail	4.2%
Cosmetics & Personal Care	3.8%
Broadcasting, Publishing & Printing	3.7%
Banking, Savings & Loans	3.6%
Communications	3.6%
Lodging	3.3%
Commercial Services	2.1%
Industrial—Diversified	2.0%
Restaurants	2.0%
Computers & Office Equipment	1.9%
Chemicals	1.8%
Prepackaged Software	1.2%
Beverages	0.9%
Foods	0.7%
Apparel, Textiles & Shoes	0.5%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MML Large Cap Growth Fund Largest Stock Holdings (12/31/06)

Alcon, Inc.

Apple, Inc.

Boeing Co.

Broadcom Corp. Cl. A

Cisco Systems, Inc.

Google, Inc. Cl. A

Halliburton Co.

Merrill Lynch & Co., Inc.

The Procter & Gamble Co.

WellPoint, Inc.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Large Cap Growth Fund	0.10%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Concentrated Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's sub-adviser, Legg Mason Capital Management, Inc. (Legg Mason), believes offer above-average growth potential and trade at a significant discount to the sub-adviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective.

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, its Class I shares returned 2.19%, lagging the 9.64% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   Overall, the Fund's performance during the two-month period ended June 30, 2006 was hurt most by the dismal returns of its health care and technology investments, as well as a significantly overweight position in the consumer discretionary sector, where its holdings underperformed those of the benchmark (S&P 500) Index. On the upside, strong returns from individual securities such as Google and Amazon.com bolstered performance along with underweight positions in several sectors where the portfolio generated less-than-favorable relative returns. From a sector allocation perspective, the Fund's absence from the consumer staples and other energy sectors, both of which generated above-average returns, hurt performance. On the other hand, our overweight position in the strong autos and transportation sector, and our underweight position in technology, which was the worst-performing sector of the benchmark, partially mitigated some of those effects.

During the third quarter, weak results from its technology and health care investments hindered the Fund's performance most despite an underweight position in those groups relative to the benchmark. A sizeable overweight position in the weak consumer discretionary sector also was a meaningful detractor. On the upside, our absence from energy-related stocks bolstered relative returns. From a sector allocation perspective, performance suffered most from an overweight position in consumer discretionary, which underperformed the broad market amid fears of a consumer slowdown. Performance also fell victim to underweight positions in health care and technology, which generated above-average returns, and by an overweight position in the lagging autos/transportation group. In a reversal of fortunes from past quarters, the portfolio's absence from other energy, which performed poorly (given the 15% drop in oil prices during the period), buoyed returns.

During the fourth quarter, the Fund's results reflected a rebound from the Fund's consumer discretionary holdings. Strong returns from financial services and health care holdings also helped performance. On the downside, our absence from commodity-based businesses and weak returns from

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

our producer durables stocks hurt our performance. From a sector allocation perspective, overweight positions in the outperforming consumer discretionary and financial services sectors helped performance most. Underweight positions in the weaker-performing health care and consumer staples sectors also boosted results. On the downside, absence from the rebounding materials and processing, other energy and integrated oils groups hindered results.

What is your outlook?
   We firmly believe that 2007 will be a good year for the U.S. equity market – and that it has the potential to be a great year. Our view is that market returns in 2007 will be driven by a combination of moderate earnings growth, dividend returns and some degree of price-to-earnings (P/E) multiple expansion. In our opinion, how good 2007 turns out to be could be largely determined by how much of a boost P/E multiple expansion provides.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund Industry Table (% of Net Assets) on 12/31/06
Communications	12.9%
Financial Services	12.6%
Information Retrieval Services	12.3%
Retail	10.3%
Insurance	9.6%
Commercial Services	7.6%
Computers & Information	7.3%
Electrical Equipment & Electronics	7.2%
Computer Related Services	4.2%
Prepackaged Software	4.1%
Travel	2.6%
Apparel, Textiles & Shoes	2.5%
Machinery & Components	2.0%
Medical Supplies	1.9%
Transportation	1.9%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MML Concentrated Growth Fund Largest Stock Holdings (12/31/06)

Amazon.com, Inc.

American International Group, Inc.

Citigroup, Inc.

Countrywide Financial Corp.

eBay, Inc.

General Electric Co.

Google, Inc. Cl. A

Nokia Oyj Sponsored ADR (Finland)

Qualcomm, Inc.

Yahoo!, Inc.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II, and the S&P 500 Index.

MML Series Investment Fund

Total Returns	Since Inception 5/1/06 - 12/31/06
MML Concentrated Growth Fund Class I	2.19%
MML Concentrated Growth Fund Class II	2.25%
S&P 500 Index	9.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth. Income is a secondary objective. The Fund's sub-adviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 11.23%, outpacing the 6.36% return of the Russell Midcap® Index, an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization. In addition, the Fund also outperformed the 8.70% return of the Russell 3000® Index, an unmanaged, capitalization-weighted Index that measures the performance of the 3,000 U.S. companies with the largest market capitalization.

What was the investment backdrop during the period?
   Three factors that had been weighing on the market for the better part of a year – high energy prices, uneasiness about inflation and rising interest rates – precipitated a global flight from stocks midway through the second quarter of 2006. The pivot point was May 10, when the Federal Reserve ("Fed"), seeking to control inflation, raised its short-term target interest rate for the 16th consecutive time since June 2004. Stocks cut a choppy path through June, as investors weighed whether the Fed would increase interest rates again at the end of the month. In the third quarter, the equity markets experienced a turnaround. Declining oil prices, a continuing pause in Fed interest rate hikes (after its first pause in late June) and diminished inflation concerns enabled stocks to enjoy a late summer rally and turn in strong results for the quarter. The S&P 500® Index, representing the broad market, gained 5.67%, providing its strongest three-month performance in nine years.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   In the second quarter's volatile market climate, effective stock selection in information technology companies and strategic weightings in consumer staples businesses contributed the most to the Fund's performance relative to the Russell Midcap Index (the "benchmark"). On the downside, the Fund's holdings in consumer discretionary businesses, along with energy investments, hindered returns.

In the third quarter, the materials sector contributed the most to the Fund's relative performance. Stock selection spelled the difference: The sector carried the portfolio, while providing negative results for the benchmark. Energy companies also represented another significant source of performance for the Fund in the third quarter, even as the sector turned in negative results for its similarly weighted benchmark. The Fund's management team limited the portfolio's energy investments to oil and gas companies, while avoiding the equipment and services side of the industry, which slowed the benchmark. On the downside, consumer discretionary stocks – businesses involved in pursuits that include hotels and restaurants, retailing, media and automobile components – represented the portfolio's only meaningful source of relative underperformance during the third quarter. Much of the shortfall was traced to overweight positions in casual dining restaurants and low-end retailers. Turning to the fourth quarter, the materials sector contributed the most to the Fund's performance in relative terms as stock selection, coupled with a decision to carry a larger complement of chemical companies, worked to the portfolio's advantage. Information technology companies represented another source of performance against the benchmark, the result of effective stock selections among semiconductor and software companies. Finally, while they contributed to the portfolio's absolute results, industrial companies were the largest detractors in relative terms.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   The portfolio's management team seeks to help investors achieve long-term capital growth by investing in medium-sized companies – and remains committed to its discipline of seeking medium-sized companies whose shares appear to be undervalued for reasons unrelated to the firms' fundamental or financial health. We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – specifically, oil prices, inflation, geopolitical unrest and Fed policy. While no one can be sure precisely how these factors will affect the equity markets in 2007, we are confident that the Fund is positioned to handle the wide array of market conditions that investors could face throughout the coming year.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Mid Cap Value Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	10.5%
Electric Utilities	7.2%
Insurance	7.1%
Medical Supplies	5.4%
Energy	5.4%
Foods	4.8%
Beverages	4.3%
Financial Services	3.9%
Telephone Utilities	3.9%
Entertainment & Leisure	3.9%
Commercial Services	3.5%
Chemicals	2.9%
Electrical Equipment & Electronics	2.5%
Healthcare	2.4%
Metals & Mining	2.4%
Cosmetics & Personal Care	2.3%
Retail	1.9%
Forest Products & Paper	1.7%
Household Products	1.6%
Pharmaceuticals	1.5%
Automotive & Parts	1.5%
Restaurants	1.5%
Oil & Gas	1.3%
Aerospace & Defense	1.3%
Transportation	1.2%
Computer Integrated Systems Design	1.2%
Manufacturing	1.1%
Heavy Machinery	0.8%
Air Transportation	0.8%
Industrial—Distribution	0.7%
Home Construction, Furnishings & Appliances	0.7%
Building Materials & Construction	0.6%
Prepackaged Software	0.6%
Containers	0.6%
Toys, Games	0.5%
Real Estate	0.5%
Computers & Office Equipment	0.5%
Communications	0.4%
Computers & Information	0.3%
Short-Term Investments and Other Assets and Liabilities	4.8%
100.0%

MML Mid Cap Value Fund Largest Stock Holdings (12/31/06)

Beckman Coulter, Inc.

Coca-Cola Enterprises, Inc.

Commonwealth Telephone Enterprises, Inc.

Equitable Resources, Inc.

Heinz (H. J.) Co.

Kimberly-Clark Corp.

MGIC Investment Corp.

Puget Energy, Inc.

Speedway Motorsports, Inc.

Symmetry Medical, Inc.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund, the Russell Midcap Index, and the Russell 3000 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Mid Cap Value Fund	11.23%
Russell Midcap Index	6.36%
Russell 3000 Index	8.70%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Index and Russell 3000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), expects to grow at a faster rate than the average company.

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 0.50%, trailing the 1.07% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment backdrop during the period?
   During the second quarter of 2006, there was a turnaround in the fortunes of the equity markets (after a strong first quarter), as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, with its 0.37% advance. Large caps outpaced mid- and small caps during the period, and growth trailed value.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   From the Fund's inception on May 1, 2006 through December 31, 2006, the information technology sector weighed most significantly on relative results. Although Fund management focuses on companies with strong business models, durable franchises and skilled management teams, these were not the characteristics favored by the market during the period. Business spending on technology has reached near 10-year low levels, and investor sentiment toward the sector, consequently, has been unenthusiastic. Our stock selection in the health care sector also hurt relative results, as our choices in biotechnology, managed care and generic pharmaceuticals disappointed. In financials, our lack of exposure to Real Estate Investment Trusts (REITs), which performed exceptionally well in 2006, also detracted – as increased merger and acquisition activity plus a healthy outlook for rental and occupancy rates stimulated favorable results for the group.

On the upside, within the consumer discretionary sector, our stock selection in media and Internet catalog and retail aided relative performance. Amazon.com reported an increase in revenues across its businesses as it beat expectations. Positive guidance for the upcoming quarter also helped the share price increase. Our overweight in the telecommunication services sector also made positive contributions to relative performance in the period. Our overweight position was driven by our exposure to wireless telecommunication services. Recently, growth in wireless has been strong, as wireless spectrum auctions and 3G license grants in developing countries have been fueling the next leg of growth.

What is your outlook?
   Overall, we remain optimistic about the portfolio's prospects, even as we are somewhat guarded about the economic environment. We will continue to utilize the same techniques for finding reasonably priced growth stocks that have served us well in the past.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	9.5%
Pharmaceuticals	7.4%
Commercial Services	7.0%
Retail	6.4%
Communications	5.9%
Healthcare	5.4%
Energy	4.5%
Prepackaged Software	4.4%
Financial Services	4.1%
Advertising	4.0%
Machinery & Components	3.9%
Medical Supplies	3.3%
Computers & Information	3.2%
Computer Integrated Systems Design	2.5%
Aerospace & Defense	2.3%
Insurance	2.0%
Metals & Mining	1.9%
Telephone Utilities	1.7%
Computer Related Services	1.7%
Information Retrieval Services	1.6%
Transportation	1.5%
Lodging	1.2%
Home Construction, Furnishings & Appliances	1.2%
Computer Programming Services	1.1%
Restaurants	1.1%
Industrial – Diversified	1.1%
Banking, Savings & Loans	1.0%
Air Transportation	1.0%
Automotive & Parts	0.9%
Manufacturing	0.7%
Heavy Machinery	0.7%
Telecommunications	0.5%
Entertainment & Leisure	0.4%
Foods	0.4%
Computer & Other Data Processing Service	0.3%
Beverages	0.3%
Retail—Grocery	0.2%
Apparel, Textiles & Shoes	0.2%
Broadcasting, Publishing & Printing	0.1%
Electric Utilities	0.1%
Data Processing & Preparation	0.1%
Cosmetics & Personal Care	0.1%
Industrial—Distribution	0.1%
Chemicals	0.1%
Heavy Construction	0.0%
Household Products	0.0%
Containers	0.0%
Short-Term Investments and Other Assets and Liabilities	2.9%
100.0%

MML Mid Cap Growth Fund Largest Stock Holdings (12/31/06)

Amazon.com, Inc.

American Tower Corp. Cl. A

Cephalon, Inc.

Crown Castle International Corp.

International Game Technology

Lamar Advertising Co.

Manpower, Inc.

Rockwell Collins, Inc.

Roper Industries, Inc.

Smith International, Inc.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund and the MidCap 400 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Mid Cap Growth Fund	0.50%
S&P MidCap 400 Index	1.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (measured at time of purchase), in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund's sub-adviser is Goldman Sachs Asset Management, L.P. (GSAM).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 5.20%, underperforming the 8.50% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment backdrop during the period?
   The second quarter saw a turnaround in the fortunes of the equity markets (after an extremely strong first quarter), as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   During the two-month period ended June 30, 2006, returns to our investment themes were mixed. Profitability was the best-performing theme, followed by Valuation, Analyst Sentiment and Management Impact. On the downside, Momentum and Earnings Quality hurt relative returns. In addition, the Fund's stock selection hampered its performance, as its holdings in the consumer discretionary and information technology sectors detracted the most from the Fund's progress. Conversely, our stock picks in industrials outpaced their peers in the benchmark the most, but did little to offset losses experienced elsewhere. Turning to the third quarter, the Fund's trading in September increased its position in technology and decreased its weighting in industrials. Relative to the Russell 2000 Index, the Fund was tilted slightly towards value and larger issues (with respect to company size). During the third quarter, the Fund held underweight positions in both the financials and health care sectors.

In the final quarter of 2006, the Fund underperformed the Russell 2000 Value Index. Returns to our investment themes were once again mixed – Management Impact was the biggest positive contributor to excess returns, followed by Valuation and Profitability. On the downside, Earnings Quality was the worst-performing theme. Analyst Sentiment and Momentum also detracted from relative performance. Conversely, stock selection was positive overall among sectors, particularly in health care – although our stock picks in the consumer discretionary sector lagged their peers in the benchmark.

What is your outlook?
   Looking ahead, we continue to believe that cheaper stocks may outpace more expensive ones and good momentum stocks may do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive – and firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time may be due to stock selection rather than sector or size allocations.

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

MML Small Cap Value Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	14.4%
Financial Services	13.1%
Insurance	6.9%
Commercial Services	6.9%
Prepackaged Software	4.2%
Electric Utilities	4.0%
Chemicals	3.5%
Retail	3.5%
Pharmaceuticals	3.4%
Apparel, Textiles & Shoes	3.3%
Communications	3.2%
Foods	2.7%
Energy	2.6%
Restaurants	2.5%
Computer Integrated Systems Design	2.4%
Broadcasting, Publishing & Printing	2.3%
Automotive & Parts	2.1%
Building Materials & Construction	1.6%
Electrical Equipment & Electronics	1.6%
Home Construction, Furnishings & Appliances	1.4%
Forest Products & Paper	1.3%
Transportation	1.3%
Computer Programming Services	1.0%
Healthcare	1.0%
Metals & Mining	0.9%
Heavy Construction	0.9%
Heavy Machinery	0.8%
Telephone Utilities	0.8%
Lodging	0.7%
Aerospace & Defense	0.7%
Medical Supplies	0.5%
Real Estate	0.5%
Machinery & Components	0.4%
Data Processing & Preparation	0.4%
Manufacturing	0.3%
Information Retrieval Services	0.3%
Agribusiness	0.3%
Food Retailers	0.2%
Beverages	0.2%
Computers & Information	0.2%
Entertainment & Leisure	0.2%
Advertising	0.2%
Computer Related Services	0.1%
Industrial—Diversified	0.1%
Internet Software	0.1%
Cosmetics & Personal Care	0.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MML Small Cap Value Fund Largest Stock Holdings (12/31/06)

American Home Mortgage Investment Corp. REIT

AMERIGROUP Corp.

Downey Financial Corp.

Hanmi Financial Corp.

Ikon Office Solutions, Inc.

Jack in the Box, Inc.

Mentor Graphics Corp.

NBTY, Inc.

OM Group, Inc.

Polycom, Inc.

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Fund and the Russell 2000 Value Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Small Cap Value Fund	5.20%
Russell 2000 Value Index	8.50%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Index Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600® Index (S&P SmallCap 600 Index). The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 1.41%, moderately trailing the 2.03% return of the S&P SmallCap 600 Index, a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor's for industry group representation, market size, liquidity, adequate float size and other trading requirements. The Index tracks the performance of the small-cap portion of the U.S. equity market. As of February 28, 2006, the approximate market capitalization range of companies included in the S&P SmallCap 600 Index was between $55 million and $4.2 billion.

What was the investment backdrop during the period?
   Numerous factors weighed on investor sentiment during the first six months of 2006. The steady rise in energy and commodity prices fueled concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices: Crude oil prices finished the first half of the year just above $70 per barrel after reaching a high of $75 in late April. In addition, the escalation of the conflict with North Korea, culminating in the testing of long-range missiles, added to the nervousness that pervaded the financial markets during this period. Finally, the Federal Reserve ("Fed") maintained its tightening policy and increased interest rates by 0.25% at each of the four Federal Open Market Committee ("FOMC") meetings that took place in the first half of 2006. The last increase on June 29, the 17th consecutive one since June 2004, brought the federal funds rate to 5.25%.

Equity markets benefited broadly during the third quarter from a 3.9% fall in oil prices. Also contributing to the markets' strength was the continued decline in interest rates (the Fed began its pause in August). The 10-year U.S. Treasury yield slipped to about 4.6% by the end of the quarter. Broadly speaking, equity investors saw lower energy costs and interest rates as beneficial to consumers and businesses. In the fourth quarter, domestic stocks forged higher once again, reaching some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   Nine out of 10 of the Fund's sectors posted positive performance in the second quarter. The strongest-performing sectors were energy, materials and consumer staples. The Fund's largest sector position, industrials, also advanced during the period. Information technology was the only sector that posted a negative return for the quarter ended June 30, 2006.

In the third quarter, six out of 10 sectors posted positive performance. The strongest-performing sectors were telecommunication services and utilities. The Fund's largest sector positions, industrials and information technology, turned in mixed results – the Fund's industrials holdings advanced, but its information technology investments lost ground during the period. The worst-performing sector was energy, which posted a double-digit loss. In the final three months of 2006, the strongest-performing sectors were materials, telecommunication services and industrials. The worst-performing sector was financials – even though it posted a single-digit advance.

What is your outlook?
   We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years – specifically, oil prices, inflation, geopolitical unrest and Fed policy. While no one can be sure precisely how these factors will affect the equity markets in 2007, we are confident that the Fund is positioned to pursue returns consistent with those of the S&P Small Cap 600 Index.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

MML Small Cap Index Fund Industry Table (% of Net Assets) on 12/31/06
Energy	9.2%
Electrical Equipment & Electronics	8.2%
Banking, Savings & Loans	6.8%
Commercial Services	6.2%
Financial Services	6.0%
Medical Supplies	5.2%
Apparel, Textiles & Shoes	3.9%
Metals & Mining	3.6%
Insurance	3.5%
Retail	3.3%
Prepackaged Software	3.2%
Healthcare	3.2%
Machinery & Components	2.9%
Transportation	2.5%
Foods	2.4%
Restaurants	2.4%
Heavy Machinery	2.2%
Home Construction, Furnishings & Appliances	1.9%
Computer Integrated
Systems Design	1.8%
Pharmaceuticals	1.8%
Automotive & Parts	1.8%
Chemicals	1.7%
Building Materials & Construction	1.5%
Forest Products & Paper	1.5%
Electric Utilities	1.5%
Computers & Information	1.3%
Communications	1.2%
Entertainment & Leisure	1.0%
Computer Related Services	0.9%
Aerospace & Defense	0.8%
Data Processing & Preparation	0.8%
Telephone Utilities	0.7%
Air Transportation	0.7%
Manufacturing	0.6%
Lodging	0.4%
Consumer Products	0.3%
Toys, Games	0.3%
Agribusiness	0.2%
Household Products	0.2%
Information Retrieval Services	0.2%
Environmental Controls	0.2%
Water Companies	0.1%
Tobacco	0.1%
Broadcasting, Publishing & Printing	0.1%
Heavy Construction	0.1%
Photography Equipment/ Supplies	0.1%
Industrial—Diversified	0.1%
Computer Programming Services	0.1%
Beverages	0.1%
Containers	0.0%
Cosmetics & Personal Care	0.0%
Short-Term Investments and Other Assets and Liabilities	1.2%
100.0%

MML Small Cap Index Fund Largest Stock Holdings (12/31/06)

Cimarex Energy Co.

Energen Corp.

Essex Property Trust, Inc. REIT

Frontier Oil Corp.

Global Payments, Inc.

Helix Energy Solutions Group, Inc.

NVR, Inc.

Southern Union Co.

The Manitowoc Co., Inc.

Veritas DGC, Inc.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund and the S&P SmallCap 600 Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Small Cap Index Fund	1.41%
S&P SmallCap 600 Index	2.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report

What is the investment objective of the MML Global Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets. The Fund's sub-adviser is Neuberger Berman Management, Inc. (Neuberger Berman).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, its Class I shares returned 6.25%, lagging the 9.31% return of the Morgan Stanley Capital International, Inc. (MSCI®) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What was the investment backdrop during the period?
   Global asset markets fell sharply during the two-month period ended June 30, 2006. Interest rate increases announced in many countries accentuated concerns over the continuation of global economic growth. International markets underperformed the U.S. during this period.

In a turnaround, global equity markets advanced in the third quarter of 2006. In particular, U.S. equities bounced back after weakness during the second quarter, as a pause in interest rate increases, accompanied by a drop in the price of oil and other commodities, helped to ease inflation-related concerns. Value-oriented large caps continued to lead the market performance. International markets underperformed the U.S. during this period. In the fourth quarter, both global and U.S. equity markets performed strongly, with international markets mostly outperforming the U.S. Domestically, value stocks fared better than their growth counterparts across the market capitalization spectrum.

What factors contributed to the Fund's performance?
   During the two-month period ended June 30, the U.S. equity component of the portfolio benefited from the utilities and consumer staples sectors. The contributions from those market segments were more than offset, however, by negative contributions from the financials, information technology, energy, materials and health care sectors. On the other hand, the Fund's overweight position in low-beta stocks and an underweight allocation to high price-earnings stocks helped performance. The international equity component of the portfolio was held back by the disappointing performance of the Fund's investments in the information technology sector. The Fund, however, was bolstered by strong stock selection in industrials, consumer staples and consumer discretionary. On a geographic basis, the Fund benefited from its underweight position in the Japanese stock market – additionally, the portfolio's overweight position in Ireland continued to enhance relative performance. Strong stock selection in Belgium and Sweden also contributed to returns. Conversely, underperformance by several UK-based financial stocks held back the Fund's progress.

In the third quarter, the Fund's performance in the international equity component of the portfolio was hampered by the disappointing performance of its energy sector holdings. Investments in the financial sector also hindered the Fund's results. Conversely, the portfolio was supported by strong stock selection in consumer staples and information technology. From a geographic perspective, the portfolio benefited from its underweight position in the Japanese stock market – and it continued to be rewarded by its overweight stake in Ireland. Strong stock selection in Germany and Belgium also contributed to returns. The U.S. equity component of the portfolio benefited, during the third quarter, from strong contributions from portfolio holdings in the financials, information technology and health care sectors. The results of energy holdings were weak, reflecting the sharp sell-off in oil prices over the quarter.

Finally, in the fourth quarter, both global and U.S. equity markets performed strongly, with international markets mostly outperforming the U.S. during the period. The Fund gained strength from its telecommunications, utilities and materials holdings. Domestically, value stocks fared better than their growth counterparts across the market capitalization spectrum.

What is your outlook?
   In our opinion, sustainable, moderate growth suggests a favorable backdrop for international stocks over the near to mid term, although potential further interest rate increases by non-U.S. central banks could add to volatility. We think that valuations of international stocks, despite strong performance in recent years, remain reasonable relative to U.S. stocks. We also expect the U.S. dollar to weaken over the longer term. In our view, this would likely benefit dollar-based investors in international stocks. Domestically, we remain relatively positive on the U.S. equity market in 2007.

MML Global Fund – Portfolio Manager Report (Continued)

MML Global Fund Largest Country Weightings (12/31/06)
United States	40.2%
United Kingdom	11.5%
Japan	8.2%
Ireland	5.9%
Canada	5.8%
France	3.8%
Australia	3.4%
Brazil	3.1%
Germany	4.2%
Belgium	2.7%
South Korea	2.0%
Netherlands	1.8%
Switzerland	1.1%
Sweden	0.9%
Italy	0.8%
Bermuda	0.7%
Luxembourg	0.6%
Greece	0.6%
Norway	0.4%
Spain	0.4%
Cayman Islands	0.2%
Short-Term Investments and Other Assets and Liabilities	1.7%
100.0%

MML Global Fund Largest Stock Holdings (12/31/06)

Anglo Irish Bank Corp. PLC

Bank of America Corp.

Barclays PLC

Burren Energy PLC

Citigroup, Inc.

ConocoPhillips

Exxon Mobil Corp.

Porsche AG

Punch Taverns PLC

Vodafone Group PLC

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Global Fund Class I	6.25%
MML Global Fund Class II	6.30%
MSCI World Index	9.31%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report

What is the investment objective of the MML Foreign Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the investments of issuers located outside the U.S., including those in emerging markets. The Fund's sub-adviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the eight months ended December 31, 2006?
   Since the Fund's inception on May 1, 2006, it returned 11.26%, outpacing the 10.23% return of the Morgan Stanley Capital International, Inc. (MSCI®) EAFE® Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment backdrop during the period?
   Global economic growth was strong during the six-month period ended June 30, 2006. Signs of moderation in this strength, however, appeared in the latter part of the period, primarily due to three factors. First, many central banks, including the world's three largest, continued to tighten monetary policy, thereby reducing the immense liquidity in the markets. Second, over the last few months of the second quarter, sustained high energy prices seemed to have contributed to a rise in broad measures of inflation – and the perception of inflation was widespread. Lastly, the U.S. housing market showed evidence of cooling.

Global equity markets performed well during the third quarter. Investors focused on declining energy prices, lessening inflationary pressures and the likely end to short-term interest rate hikes by the Federal Reserve – and de-emphasized the potential threat of a U.S. housing market bust and accompanying consumer spending slowdown. International markets continued their advance in the third quarter. In the fourth quarter, stock market indexes in the U.S. and most European countries reached six-year highs and many emerging market indexes in Asia, Europe and Latin America rose to all-time highs or were close to those levels..

What factors contributed to the Fund's performance?
   During the two-month period ended June 30, 2006, Fund performance was driven by several factors. From a sector perspective, strong stock selection in the consumer discretionary and industrials sectors benefited the Fund's results. From a geographic standpoint, our underweight position and stock selection in Japan, relative to the MSCI EAFE Index, was the largest positive contributor to performance. Conversely, the Fund's underweight position and stock selection in the materials sector hindered relative results. Stock selection and an underweight position in the health care sector, the MSCI EAFE Index's strongest-performing sector for the period, also hurt relative performance.

During the third quarter, the Fund benefited from an overweight position in strong-performing telecommunications services. Conversely, the Fund's exposure to weak South Korean and Japanese banks hurt performance. In the energy market, the price per barrel of oil rose to a new record of just under $80 in July, due to the ongoing tight supply-demand relationship and concerns about oil supply disruptions. Oil prices retreated to end the third quarter just below $63 per barrel on the easing of geopolitical concerns and the lack of hurricane threats in the Gulf of Mexico. We held a marginally underweight position in the energy sector at quarter-end, and the reversal in the performance of energy-related stocks emerged as another driver of relative returns during the quarter. Cyclical sectors performed well during the fourth quarter, while investors rotated out of defensive stocks, with health care being the hardest hit. Market conditions were driven by a strong earnings season in the U.S., coupled with favorable economic data. The best-performing sectors during the quarter were telecommunications, materials and utilities. The weakest-performing sectors were health care, information technology and consumer staples. From a geographic perspective, the strongest-performing developed markets in the fourth quarter were Norway, Singapore, New Zealand and Malaysia. Weakest performers within developed markets included Canada, the United States and Japan. The Fund benefited from a significant overweight in telecommunications services during the fourth quarter. Other positive contributions to the Fund's performance came from the Fund's holdings

MML Foreign Fund – Portfolio Manager Report (Continued)

in the industrials, transportation, and financials sectors – and an underweight position in Japan. By contrast, lagging stock selection in the media sector, its allocation to South Korea, and an underweight position in strong-performing metals and mining stocks hindered Fund performance.

What is your outlook?
   We believe that over the long term, a bottom-up, value-based contrarian approach produces superior returns. We remain positively disposed towards the international markets from a longer-term perspective, but are aware of the near-term issues facing the markets. By purchasing out-of-favor securities trading at valuations that we believe are low, and by maintaining a diversified portfolio, we seek to reduce volatility while positioning the Fund for potentially strong, long-term performance.

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund Largest Country Weightings (12/31/06)
United Kingdom	25.1%
France	8.9%
Japan	7.4%
Germany	9.5%
Spain	4.9%
South Korea	4.7%
Italy	3.5%
Norway	2.6%
Switzerland	2.5%
Singapore	2.4%
Taiwan	2.4%
Netherlands	3.5%
United States	2.1%
Finland	2.0%
Hong Kong	2.0%
Bermuda	1.9%
Sweden	1.6%
Australia	1.5%
Brazil	1.4%
China	1.1%
Mexico	1.0%
Canada	0.8%
Russia	0.8%
Denmark	0.6%
South Africa	0.4%
Short-Term Investments and Other Assets and Liabilities	5.4%
100.0%

MML Foreign Fund Largest Stock Holdings (12/31/06)

Deutsche Post AG

E.ON AG

France Telecom SA

GlaxoSmithKline PLC

ING Groep NV

Royal Dutch Shell PLC

Siemens AG

Telefonica SA Sponsored ADR (Spain)

Telenor ASA

Vodafone Group PLC, Sponsored ADR (United Kingdom)

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund and the MSCI EAFE Index.

MML Series Investment Fund
Total Returns

Since Inception 5/1/06 - 12/31/06
MML Foreign Fund	11.26%
MSCI EAFE Index	10.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 68.6%
COMMON STOCK — 68.6%
Advertising — 0.5%
Getty Images, Inc.(a)(b)	22,000	$942,040
Omnicom Group, Inc.	4,500	470,430
		1,412,470
Aerospace & Defense — 0.8%
United Technologies Corp.	36,300	2,269,476
Apparel, Textiles & Shoes — 0.5%
Hanesbrands, Inc.(a)	40,150	948,343
Urban Outfitters, Inc.(a) (b)	12,600	290,178
		1,238,521
Automotive & Parts — 0.2%
Ford Motor Co.(b)	16,800	126,168
General Motors Corp.(b)	17,500	537,600
		663,768
Banking, Savings & Loans — 8.6%
Capital One Financial Corp.	8,800	676,016
Compass Bancshares, Inc.	4,800	286,320
Fannie Mae	26,100	1,550,079
Fifth Third Bancorp	23,000	941,390
Freddie Mac	17,600	1,195,040
Hudson City Bancorp, Inc.	81,300	1,128,444
JP Morgan Chase & Co.	65,700	3,173,310
SLM Corp.	92,600	4,516,102
Wachovia Corp.	63,526	3,617,806
Washington Mutual, Inc.	74,600	3,393,554
Wells Fargo & Co.	70,800	2,517,648
		22,995,709
Beverages — 1.4%
Anheuser-Busch Cos., Inc.	8,800	432,960
The Coca-Cola Co.	18,000	868,500
PepsiCo, Inc.	37,000	2,314,350
		3,615,810
Broadcasting, Publishing & Printing — 1.3%
Cablevision Systems Corp. Cl. A	16,600	472,768
CBS Corp. Cl. B	20,700	645,426
Clear Channel Communications, Inc.	28,700	1,019,998
Comcast Corp. Cl. A(a)	11,100	469,863
Idearc, Inc.(a)	1,520	43,548
Time Warner, Inc.	25,700	559,746
Viacom, Inc. Cl. B(a)	9,500	389,785
		3,601,134

	Number of Shares	Market Value
Chemicals — 1.6%
Air Products & Chemicals, Inc.	4,900	$344,372
Dow Chemical Co.	25,000	998,500
Du Pont (E.I.) de Nemours & Co.	7,700	375,067
Huntsman Corp.(a)	45,400	861,238
Methanex Corp.	16,800	459,816
Nova Chemicals Corp.(b)	12,000	334,800
Potash Corp. of Saskatchewan	3,500	502,180
Rohm & Haas Co.	6,800	347,616
		4,223,589
Commercial Services — 1.9%
eBay, Inc.(a)	54,800	1,647,836
Fluor Corp.	31,300	2,555,645
Paychex, Inc.	8,400	332,136
Siemens AG Sponsored ADR (Germany)(b)	5,000	492,750
		5,028,367
Communications — 0.5%
American Tower Corp. Cl. A(a)	10,400	387,712
Motorola, Inc.	25,100	516,056
Qualcomm, Inc.	8,800	332,552
		1,236,320
Computer Integrated Systems Design — 0.4%
Sun Microsystems, Inc.(a)	217,800	1,180,476
Computer Programming Services — 0.5%
SAP AG Sponsored ADR (Germany)(b)	27,000	1,433,700
Computers & Information — 3.8%
Cisco Systems, Inc.(a)	158,400	4,329,072
Dell, Inc.(a)	47,200	1,184,248
International Business Machines Corp.	4,200	408,030
Jabil Circuit, Inc.	30,500	748,775
SanDisk Corp.(a) (b)	48,600	2,091,258
Seagate Technology	50,100	1,327,650
		10,089,033
Computers & Office Equipment — 0.2%
Hewlett-Packard Co.	10,400	428,376
Cosmetics & Personal Care — 0.4%
Avon Products, Inc.	30,500	1,007,720
Data Processing & Preparation — 0.5%
Affiliated Computer Services, Inc. Cl. A(a) (b)	18,400	898,656

	Number of Shares	Market Value
Automatic Data Processing, Inc.	7,700	$379,225
		1,277,881
Electric Utilities — 0.9%
AES Corp.(a)	40,800	899,232
CMS Energy Corp.(a)	32,300	539,410
Exelon Corp.	4,300	266,127
MDU Resources Group, Inc.	13,950	357,678
NiSource, Inc.	17,900	431,390
		2,493,837
Electrical Equipment & Electronics — 6.9%
Altera Corp.(a)	90,000	1,771,200
ASML Holding NV(a)	15,900	391,617
Emerson Electric Co.	14,600	643,422
Fairchild Semiconductor International, Inc.(a)	26,400	443,784
Flextronics International Ltd.(a)	126,500	1,452,220
General Electric Co.	131,800	4,904,278
Intel Corp.	104,300	2,112,075
International Rectifier Corp.(a)	29,700	1,144,341
Johnson Controls, Inc.	6,700	575,664
KLA-Tencor Corp.	46,500	2,313,375
Linear Technology Corp.	17,500	530,600
Qimonda AG ADR (Germany)(a)	18,200	318,682
Silicon Laboratories, Inc.(a) (b)	10,900	377,685
Xilinx, Inc.(b)	56,900	1,354,789
		18,333,732
Energy — 5.1%
Anadarko Petroleum Corp.	8,400	365,568
Arch Coal, Inc.	21,700	651,651
BJ Services Co.	30,600	897,192
Chevron Corp.	13,000	955,890
EOG Resources, Inc.	6,000	374,700
Exxon Mobil Corp.	17,200	1,318,036
Halliburton Co.	19,400	602,370
Kinder Morgan, Inc.	5,300	560,475
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	46,200	3,270,498
Schlumberger Ltd.	45,200	2,854,832
Transocean, Inc.(a)	4,100	331,649
Weatherford International Ltd.	31,300	1,308,027
		13,490,888

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Entertainment & Leisure — 0.7%
The Walt Disney Co.	52,200	$1,788,894
Financial Services — 1.2%
AmeriCredit Corp.(a) (b)	17,000	427,890
Berkshire Hathaway, Inc. Cl. A(a)	11	1,209,890
Douglas Emmett, Inc. REIT	10,500	279,195
The Goldman Sachs Group, Inc.	2,300	458,505
IndyMac Bancorp, Inc.(b)	9,300	419,988
Merrill Lynch & Co., Inc.	4,000	372,400
		3,167,868
Foods — 1.9%
Campbell Soup Co.	19,700	766,133
Heinz (H. J.) Co.	8,000	360,080
Kraft Foods, Inc. Cl. A(b)	28,600	1,021,020
Sara Lee Corp.	105,600	1,798,368
Sysco Corp.	28,000	1,029,280
		4,974,881
Forest Products & Paper — 0.2%
International Paper Co.	15,400	525,140
Healthcare — 1.0%
DaVita, Inc.(a)	14,700	836,136
Lincare Holdings, Inc.(a)	15,400	613,536
UnitedHealth Group, Inc.	20,700	1,112,211
		2,561,883
Home Construction, Furnishings & Appliances — 0.3%
Leggett & Platt, Inc.	21,200	506,680
Lennar Corp. Cl. A	3,900	204,594
		711,274
Household Products — 0.6%
Fortune Brands, Inc.(b)	4,900	418,411
Jarden Corp.(a) (b)	9,400	327,026
Unilever NV NY Shares (Netherlands)	33,000	899,250
		1,644,687
Industrial – Diversified — 1.7%
Cooper Industries Ltd. Cl. A	7,300	660,139
Corning, Inc.(a)	37,100	694,141
Danaher Corp.	21,200	1,535,728
Illinois Tool Works, Inc.	33,400	1,542,746
		4,432,754
Information Retrieval Services — 1.7%
Google, Inc. Cl. A(a)	8,200	3,775,936
Yahoo!, Inc.(a)	33,000	842,820
		4,618,756

	Number of Shares	Market Value
Insurance — 2.4%
AFLAC, Inc.	7,800	$358,800
American International Group, Inc.	21,000	1,504,860
Chubb Corp.	4,900	259,259
Marsh & McLennan Cos., Inc.	48,700	1,493,142
RenaissanceRe Holdings Ltd.	8,000	480,000
WellPoint, Inc.(a)	19,200	1,510,848
XL Capital Ltd. Cl. A	12,300	885,846
		6,492,755
Lodging — 0.8%
Host Hotels & Resorts, Inc. REIT	8,700	213,585
Las Vegas Sands Corp.(a)	15,300	1,369,044
Starwood Hotels & Resorts Worldwide, Inc.	7,200	450,000
		2,032,629
Machinery & Components — 0.6%
Baker Hughes, Inc.	22,600	1,687,316
Manufacturing — 1.4%
American Standard Cos., Inc.	27,700	1,270,045
Applied Materials, Inc.	132,800	2,450,160
		3,720,205
Medical Supplies — 2.1%
Agilent Technologies, Inc.(a)	8,800	306,680
Allergan, Inc.	19,900	2,382,826
Baxter International, Inc.	38,600	1,790,654
Medtronic, Inc.	21,300	1,139,763
		5,619,923
Metals & Mining — 0.9%
Alcoa, Inc.	34,900	1,047,349
Barrick Gold Corp.	22,500	690,750
Newmont Mining Corp.	11,900	537,285
		2,275,384
Pharmaceuticals — 5.1%
Amgen, Inc.(a)	5,000	341,550
AstraZeneca PLC Sponsored ADR (United Kingdom)	69,300	3,711,015
Endo Pharmaceuticals Holdings, Inc.(a)	10,700	295,106
Forest Laboratories, Inc.(a)	97,300	4,923,380
ImClone Systems, Inc.(a) (b)	30,900	826,884
McKesson Corp.	9,100	461,370
Medco Health Solutions, Inc.(a)	6,200	331,328

	Number of Shares	Market Value
Millennium Pharmaceuticals, Inc.(a) (b)	55,800	$608,220
Pfizer, Inc.	15,300	396,270
Sepracor, Inc.(a)	10,900	671,222
Teva Pharmaceutical Sponsored ADR (Israel)	33,700	1,047,396
		13,613,741
Prepackaged Software — 2.5%
Cerner Corp.(a) (b)	8,100	368,550
Compuware Corp.(a)	44,200	368,186
Microsoft Corp.	194,800	5,816,728
		6,553,464
Real Estate — 0.1%
General Growth Properties, Inc. REIT	7,100	370,833
Restaurants — 0.2%
The Cheesecake Factory(a)	9,600	236,160
McDonald's Corp.	9,900	438,867
		675,027
Retail — 3.5%
Best Buy Co., Inc.	14,700	723,093
Dollar Tree Stores, Inc.(a)	23,800	716,380
The Home Depot, Inc.	24,600	987,936
Lowe's Companies, Inc.(b)	110,800	3,451,420
Target Corp.	59,000	3,365,950
		9,244,779
Telephone Utilities — 1.3%
AT&T, Inc.	25,000	893,750
Qwest Communications International, Inc.(a)	51,200	428,544
Sprint Nextel Corp.	63,600	1,201,404
Verizon Communications, Inc.	22,400	834,176
		3,357,874
Tobacco — 1.2%
Altria Group, Inc.	37,700	3,235,414
Transportation — 1.2%
Carnival Corp.(b)	6,200	304,110
FedEx Corp.	3,200	347,584
United Parcel Service, Inc. Cl. B	35,700	2,676,786
		3,328,480
TOTAL COMMON STOCK (Cost $176,550,561)		182,654,768
TOTAL EQUITIES (Cost $176,550,561)		182,654,768

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BONDS & NOTES — 29.2%
ASSET BACKED SECURITIES — 1.4%
Financial Services
Advanta Business Card Master Trust, Series 2005-A2, Class A2 5.480% 05/20/2013	$500,000	$499,609
CPS Auto Trust, Series 2006-C, Class A4(c) 5.140% 06/15/2013	349,999	350,480
Crown Castle Towers LLC, Series 2006-1A, Class E(c) 6.065% 11/15/2036	290,000	289,642
Delta Air Lines, Inc., Series 2002-1, Class G2 6.417% 07/02/2012	125,000	126,563
Drive Auto Receivables Trust, Series 2006-2, Class A3(c) 5.330% 04/15/2014	175,000	176,039
MBNA Credit Card Master Note Trust, Series 2002-1C, Class C 6.800% 07/15/2014	1,000,000	1,062,813
Prestige Auto Receivables Trust, Series 2005-1A, Class A2.(c) 4.370% 06/15/2012	1,000,000	990,313
Rental Car Finance Corp., Series 2005-1A, Class A2(c) 4.590% 06/25/2011	250,000	245,977
TOTAL ASSET BACKED SECURITIES (Cost $3,720,853)		3,741,436
CORPORATE DEBT — 9.1%
Aerospace & Defense — 0.0%
Raytheon Co. 6.550% 03/15/2010	45,000	46,624
Automotive & Parts — 0.6%
DaimlerChrysler NA Holding Corp. 4.750% 01/15/2008	330,000	326,991
Ford Motor Co. 4.250% 12/15/2036	442,000	472,388
General Motors Acceptance Corp. 7.000% 02/01/2012	350,000	361,088
General Motors Corp.(b) 7.125% 07/15/2013	400,000	377,000
		1,537,467

	Principal Amount	Market Value
Banking, Savings & Loans — 1.6%
American Express Co. 6.800% 09/01/2066	$60,000	$63,980
American General Finance Corp. 5.625% 08/17/2011	130,000	131,015
Banco Mercantil Del Nort(c) 6.862% 10/13/2021	160,000	161,723
Capital One Bank 4.250% 12/01/2008	340,000	333,289
Chuo Mitsui Trust & Banking Co. Ltd. (The)(c) 5.506% 12/15/2049	180,000	171,925
CIT Group, Inc. 5.000% 11/24/2008	490,000	487,575
Corp. Andina de Fomento 6.875% 03/15/2012	160,000	170,148
Ford Motor Credit Co. 8.625% 11/01/2010	200,000	205,871
General Electric Capital Corp. 5.450% 01/15/2013	125,000	126,196
HSBK Europe BV(c) 7.750% 05/13/2013	100,000	105,500
Independence Community Bank Corp. 4.900% 09/23/2010	170,000	166,020
JP Morgan Chase & Co. 5.350% 03/01/2007	50,000	49,990
JSG Funding PLC 7.750% 04/01/2015	300,000	288,000
PCCW Capital Ltd.(c) 8.000% 11/15/2011	160,000	176,100
Pemex Project Funding Master Trust 6.625% 06/15/2035	170,000	173,910
PNC Preferred Funding Trust(b) (c) 6.517% 03/15/2049	300,000	305,511
Private Export Fund 5.000% 12/15/2016	250,000	249,615
Residential Capital Corp. 6.375% 06/30/2010	80,000	80,931
Santander Issuances(c) 5.805% 06/20/2016	200,000	201,717
Unicredito Luxem Finance(c) 5.584% 01/13/2017	200,000	201,336
Washington Mutual, Inc. 5.250% 09/15/2017	75,000	72,318
Wells Fargo & Co. 3.500% 04/04/2008	50,000	48,965

	Principal Amount	Market Value
Xl Capital Ltd. 6.375% 11/15/2024	$70,000	$72,769
Zions Bancorp 5.500% 11/16/2015	245,000	241,038
		4,285,442
Broadcasting, Publishing & Printing — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.(c) 8.375% 04/30/2014	425,000	443,594
Comcast Corp. 5.875% 02/15/2018	60,000	59,355
Comcast Corp. 6.450% 03/15/2037	55,000	55,030
Comcast Corp. 6.500% 11/15/2035	100,000	100,706
Cox Communications, Inc. 7.750% 11/01/2010	50,000	53,774
RH Donnelley Corp. 6.875% 01/15/2013	350,000	335,563
Thomson Corp. 5.500% 08/15/2035	165,000	150,117
Young Broadcasting, Inc. 10.000% 03/01/2011	175,000	166,250
		1,364,389
Building Materials & Construction — 0.2%
Home Depot Inc. 5.490% 12/16/2009	340,000	339,975
USG Corp.(c) 6.300% 11/15/2016	110,000	109,036
		449,011
Chemicals — 0.0%
Vale Overseas Ltd. 6.250% 01/23/2017	110,000	110,500
Commercial Services — 0.3%
Allied Waste North America, Inc. 6.125% 02/15/2014	375,000	356,250
Allied Waste North America, Inc. 9.250% 09/01/2012	300,000	318,750
Valor Telecommunications Enterprises LLC/ Finance Corp. 7.750% 02/15/2015	150,000	161,438
		836,438
Communications — 0.0%
Intelsat Subsidiary Holding Co. Ltd. 8.250% 01/15/2013	75,000	76,125

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Viacom, Inc. 6.875% 04/30/2036	$30,000	$29,660
		105,785
Electric Utilities — 0.7%
AES Corp. (The) 9.375% 09/15/2010	650,000	706,063
Ameren Union Electric 5.400% 02/01/2016	100,000	97,287
Appalachian Power Co. 5.550% 04/01/2011	75,000	75,094
Commonwealth Edison 5.900% 03/15/2036	75,000	73,008
Energy East Corp. 6.750% 07/15/2036	125,000	131,887
Midamerican Energy Holdings 6.125% 04/01/2036	150,000	151,208
National Grid PLC 6.300% 08/01/2016	110,000	113,925
Pacific Gas & Electric 4.200% 03/01/2011	50,000	47,873
Puget Sound Energy, Inc. 6.274% 03/15/2037	100,000	101,474
Scottish Power PLC 5.375% 03/15/2015	125,000	123,338
Taqa Abu Dhabi National(c) 5.875% 10/27/2016	100,000	100,709
Taqa Abu Dhabi National(c) 6.500% 10/27/2036	130,000	134,086
		1,855,952
Electrical Equipment & Electronics — 0.0%
Cisco Systems, Inc. 5.250% 02/22/2011	50,000	50,125
Energy — 0.8%
Anadarko Petroleum Corp. 6.450% 09/15/2036	160,000	161,679
El Paso Corp. 7.750% 06/15/2010	150,000	158,625
El Paso Corp. 7.875% 06/15/2012	200,000	214,500
Energy Transfer Partners LP 5.950% 02/01/2015	170,000	170,964
Energy Transfer Partners LP 6.625% 10/15/2036	120,000	123,560
Enterprise Products Operating LP 5.000% 03/01/2015	45,000	42,431

	Principal Amount	Market Value
Enterprise Products Operating LP 6.875% 03/01/2033	$100,000	$104,416
Enterprise Products Operating LP, Series B 5.600% 10/15/2014	100,000	98,213
Gulfstream Natural Gas System LLC(c) 6.190% 11/01/2025	250,000	251,218
Kinder Morgan Energy Partners LP 5.125% 11/15/2014	65,000	61,906
Petrobras International Finance Co. 6.125% 10/06/2016	160,000	161,600
The Williams Companies, Inc. 8.125% 03/15/2012	300,000	324,750
XTO Energy, Inc. 6.100% 04/01/2036	125,000	121,990
		1,995,852
Entertainment & Leisure — 0.1%
News America, Inc. 6.400% 12/15/2035	90,000	89,409
Time Warner, Inc. 7.625% 04/15/2031	160,000	178,746
		268,155
Financial Services — 1.5%
Brandywine Operating Partnership LP REIT 6.000% 04/01/2016	220,000	223,833
Capital One Financial Corp. 4.800% 02/21/2012	170,000	165,293
Developers Diversified Realty Corp. REIT 5.000% 05/03/2010	150,000	147,947
Gaz Capital SA(c) 6.212% 11/22/2016	150,000	151,050
Goldman Sachs Group, Inc. 5.250% 04/01/2013	200,000	198,695
Hospitality Properties Trust REIT 6.300% 06/15/2016	85,000	86,985
HVB Funding Trust III(c) 9.000% 10/22/2031	130,000	169,059
JP Morgan Chase Capital XX 6.550% 09/29/2036	30,000	30,978
JP Morgan Chase Capital XVIII 6.950% 08/17/2036	160,000	173,068

	Principal Amount	Market Value
Kimco Realty Corp. REIT 4.820% 06/01/2014	$100,000	$95,387
Lehman Brothers Holdings, Inc. 5.500% 04/04/2016	475,000	474,935
Lehman Brothers Holdings, Inc. 5.750% 04/25/2011	520,000	530,207
Mangrove Bay(c) 6.102% 07/15/2033	150,000	146,316
Mizuho Capital Inv 1 Ltd.(c) 6.686% 06/30/2049	80,000	80,714
MUFG Capital Finance 1 Ltd. 6.346% 07/29/2049	125,000	126,861
Prologis REIT 5.250% 11/15/2010	170,000	169,027
Prologis REIT 5.625% 11/15/2015	100,000	99,507
Qwest Capital Funding, Inc.(b) 7.250% 02/15/2011	150,000	153,188
Residential Capital Corp. 6.500% 04/17/2013	150,000	152,015
Simon Property Group, LP REIT 5.875% 03/01/2017	100,000	101,867
SMFG Preferred Capital(c) 6.078% 07/25/2049	400,000	400,000
Twin Reefs(c) 6.350% 01/10/2049	200,000	200,217
		4,077,149
Food Retailers — 0.2%
Albertson's Inc. 7.250% 05/01/2013	525,000	533,999
Foods — 0.1%
Kellogg Co. 6.600% 04/01/2011	160,000	167,792
SuperValu, Inc. 7.500% 05/15/2012	150,000	154,606
		322,398
Forest Products & Paper — 0.2%
Graphic Packaging International Corp. 8.500% 08/15/2011	190,000	196,650
International Paper Co. 5.850% 10/30/2012	20,000	20,409
Jefferson Smurfit Corp. 7.500% 06/01/2013	300,000	282,000
		499,059

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Healthcare — 0.1%
Tenet Healthcare Corp. 9.875% 07/01/2014	$125,000	$127,188
Home Construction, Furnishings & Appliances — 0.2%
C10 Capital Ltd.(c) 6.722% 12/31/2049	300,000	300,270
William Lyon Homes, Inc. 10.750% 04/01/2013	150,000	142,875
		443,145
Industrial – Diversified — 0.0%
Tyco International Group SA 6.875% 01/15/2029	45,000	51,155
Tyco International Group SA 7.000% 06/15/2028	25,000	28,687
		79,842
Insurance — 0.9%
Ace Ina Holdings 6.700% 05/15/2036	70,000	75,296
Allstate Financial Global Funding(c) 4.250% 09/10/2008	680,000	669,093
Assurant Inc. 6.750% 02/15/2034	70,000	75,210
CNA Financial Corp. 7.250% 11/15/2023	150,000	162,631
International Lease Finance Corp. 4.750% 07/01/2009	125,000	123,473
International Lease Finance Corp. 4.750% 01/13/2012	350,000	340,307
Liberty Mutual Group, Inc.(c) 6.500% 03/15/2035	215,000	209,555
Liberty Mutual Group, Inc.(c) 7.500% 08/15/2036	95,000	103,937
Lincoln National Corp. 6.200% 12/15/2011	160,000	165,447
Lincoln National Corp. 7.000% 05/17/2066	100,000	105,989
North Front(c) 5.810% 12/15/2024	250,000	246,125
St. Paul Travelers 6.250% 06/20/2016	50,000	52,498
		2,329,561
Lodging — 0.3%
Boyd Gaming Corp. 6.750% 04/15/2014	650,000	648,375

	Principal Amount	Market Value
Wyndham Worldwide(c) 6.000% 12/01/2016	$80,000	$78,593
		726,968
Medical Supplies — 0.0%
Boston Scientific 7.000% 11/15/2035	40,000	39,848
Pharmaceuticals — 0.0%
Cardinal Health, Inc.(c) 5.800% 10/15/2016	100,000	99,765
Real Estate — 0.1%
Equity Office Property Notes 7.875% 07/15/2031	30,000	35,355
Realogy Corp.(c) 6.074% 10/20/2009	230,000	230,073
		265,428
Retail — 0.1%
CVS Corp.(c) 5.298% 01/11/2027	31,834	30,660
CVS Lease Pass Through(c) 6.036% 12/10/2028	105,000	104,565
Federated Retail Holding 5.900% 12/01/2016	100,000	99,845
		235,070
Telephone Utilities — 0.6%
AT&T, Inc. 6.800% 05/15/2036	150,000	159,439
Dobson Cellular Systems 9.875% 11/01/2012	150,000	163,500
New Cingular Wireless Services, Inc. 8.750% 03/01/2031	25,000	32,489
Nextel Communications, Inc., Series E 6.875% 10/31/2013	280,000	282,892
Qwest Communications International, Inc. 7.250% 02/15/2011	275,000	281,188
SBC Communications, Inc. 5.625% 06/15/2016	50,000	49,770
US Unwired, Inc. 10.000% 06/15/2012	320,000	352,000
Verizon New York Inc. Cl. A 6.875% 04/01/2012	150,000	155,508
		1,476,786
TOTAL CORPORATE DEBT (Cost $23,830,018)		24,161,946

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
Financial Services
Collateralized Mortgage Obligations
Bear Stearns Alternative Loan Trust, Series 2006-6, Class 2A1 5.977% 11/25/2036	$489,216	$492,392
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-HYB5, Class 3A1B 5.961% 09/20/2036	44,915	45,152
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3 4.499% 11/15/2037	180,000	174,036
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1 5.000% 08/25/2020	49,103	47,952
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A3 4.813% 02/15/2038	125,000	122,406
CSAB Mortgage Backed Trust, Series 2006-2, Class A6A 5.720% 09/25/2036	350,000	346,687
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A1 5.988% 04/15/2034	115,522	115,607
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2 6.465% 04/15/2034	250,000	260,235
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.112% 01/11/2017	825,263	804,105
Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 2A1 6.004% 02/25/2036	3,531,270	3,541,063
J.P. Morgan Alternative Loan Trust, Series 2006-S3, Class A6 6.120% 08/25/2036	375,000	377,349

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462% 03/15/2031	$600,000	$630,934
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1 4.750% 06/25/2019	298,475	288,984
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A2 5.202% 01/12/2044	125,000	124,724
Residential Asset Securitization Trust, Series 2004-A6, Class A1 5.000% 08/25/2019	658,800	643,776
Washington Mutual, Inc., Series 2003-S6, Class 2A3 4.750% 07/25/2018	225,618	218,377
Washington Mutual, Inc., Series 2003-S7, Class A1 4.500% 08/25/2018	79,624	76,362
Washington Mutual, Inc., Series 2003-S2, Class A1 5.000% 05/25/2018	321,173	313,776
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1 5.682% 10/25/2036	905,417	904,547
Wells Fargo Mortgage Backed Securities Trust, Series 2003-16, Class 2A1 4.500% 12/25/2018	74,613	71,553
Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 2A1 5.250% 04/25/2033	117,734	116,023
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,659,118)		9,716,040
SOVEREIGN DEBT OBLIGATIONS — 2.2%
Bundesrepub Deutschland EUR(d) 4.250% 07/04/2014	560,000	751,195
Bundesrepub Deutschland EUR(d) 4.500% 07/04/2009	100,000	133,510

	Principal Amount	Market Value
Canadian Government CAD(d) 4.500% 06/01/2015	$70,000	$62,187
Dominican Republic 9.040% 01/23/2018	81,973	93,860
France Government Bond EUR(d) 4.750% 04/25/2035	50,000	72,627
Japanese Government Bond JPY(d) 1.100% 03/21/2011	40,000,000	336,096
Japanese Government Bond JPY(d) 1.500% 09/20/2014	50,000,000	419,600
Republic of Argentina 0.649% 12/15/2035	2,090,000	80,674
Republic of Argentina 0.006% 12/15/2035	40,000	5,320
Republic of Argentina 5.830% 12/31/2033	876,316	326,603
Republic of Argentina ARS(d) 5.830% 12/31/2033	485,256	180,116
Republic of Brazil(b) 11.000% 08/17/2040	175,000	231,875
Republic of Colombia 7.375% 09/18/2037	300,000	322,050
Republic of Colombia 10.000% 01/23/2012	100,000	117,500
Republic of Colombia COP(d) 12.000% 10/22/2015	340,000,000	179,977
Republic of Egypt 4.450% 09/15/2015	375,000	362,366
Republic of Germany, EUR(d) 3.750% 07/04/2013	550,000	716,267
Republic of Poland PLN(d) 5.000% 10/24/2013	200,000	68,243
Republic of Turkey TRY(d) 0.000% 07/16/2008	640,000	336,100
Sweden Government Bond SEK(d) 6.750% 05/05/2014	1,060,000	182,708
United Kingdom GBP(d) 6.000% 12/07/2028	35,000	83,877
United Kingdom Treasury GBP(d) 5.000% 09/07/2014	120,000	237,754
United Mexican States 6.750% 09/27/2034	160,000	172,800

	Principal Amount	Market Value
United Mexican States MXN(d) 9.500% 12/18/2014	$1,300,000	$134,552
United Mexican States MXN(d) 10.000% 12/05/2024	1,510,000	172,385
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,603,346)		5,780,242
U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.0%
Federal Home Loan Bank — 0.6%
Federal Home Loan Bank 4.625% 11/21/2008	325,000	322,448
Federal Home Loan Bank 5.125% 08/14/2013	200,000	201,240
Federal Home Loan Bank 5.625% 06/13/2016	490,000	504,496
Federal Home Loan Bank 5.750% 06/27/2016	525,000	545,657
		1,573,841
Federal Home Loan Mortgage Corporation (FHLMC) — 1.3%
Collateralized Mortgage Obligations — 0.0%
FHLMC, Series 3233, Class PA 6.000% 10/15/2036	123,585	123,219
Pass-Through Securities — 1.3%
FHLMC 3.625% 09/15/2008	75,000	73,259
FHLMC 4.500% 01/15/2014	335,000	325,754
FHLMC 5.125% 04/18/2011	100,000	100,593
FHLMC 5.250% 07/18/2011 – 04/18/2016	2,435,000	2,468,052
FHLMC 6.000% 12/01/2036	570,000	574,186
Total Pass-Through Securities		3,541,844
		3,665,063
Federal National Mortgage Association (FNMA) — 7.8%
Pass-Through Securities
FNMA 4.750% 01/02/2007 – 08/03/2007	1,800,000	1,795,912
FNMA 5.000% 12/01/2020	467,572	459,718

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA 5.250% 04/15/2007 – 08/01/2012	$2,415,000	$2,425,985
FNMA 5.500% 06/01/2021 – 03/01/2036	1,701,235	1,690,007
FNMA FRN 5.635% 05/01/2036	963,707	964,001
FNMA 6.000% 03/01/2036	9,660,446	9,726,862
FNMA 6.250% 05/15/2029	150,000	170,839
FNMA 6.500% 07/01/2035 – 05/01/2036	3,438,108	3,514,717
Total Pass-Through Securities		20,748,041
Government National Mortgage Association (GNMA) — 0.2%
Pass-Through Securities
GNMA 6.000% 06/20/2036	486,951	492,810
U.S. Government Agencies — 0.1%
Farmer Mac(c) 5.500% 07/15/2011	250,000	252,924
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,529,659)		26,732,679
U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds — 2.2%
U.S. Treasury Bond(b) 4.500% 02/15/2036	1,035,000	984,705
U.S. Treasury Bond 5.375% 02/15/2031	1,880,000	2,015,125
U.S. Treasury Bond 7.875% 02/15/2021	125,000	162,754
U.S. Treasury Bond(b) 8.875% 08/15/2017	2,065,000	2,763,228
		5,925,812
U.S. Treasury Notes — 0.6%
U.S. Treasury Inflation Index 3.375% 01/15/2012	574,230	599,577
U.S. Treasury Note 3.625% 07/15/2009	335,000	326,154
U.S. Treasury Note 3.625% 05/15/2013	230,000	216,775
U.S. Treasury Note(b) 4.875% 04/30/2011	300,000	301,969

	Principal Amount	Market Value
U.S. Treasury Note 5.625% 05/15/2008	$75,000	$75,697
		1,520,172
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,312,850)		7,445,984
TOTAL BONDS & NOTES (Cost $76,655,844)		77,578,327
TOTAL LONG TERM INVESTMENTS (Cost $253,206,405)		260,233,095
SHORT-TERM INVESTMENTS — 7.7%
Cash Equivalents — 5.9%(f)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	387,412	387,412
American Beacon Money Market Fund(e)	133,796	133,796
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	566,218	566,218
Bank of America 5.270% 01/09/2007	298,009	298,009
Bank of America 5.310% 03/08/2007	298,009	298,009
Bank of America 5.320% 02/16/2007	89,403	89,403
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	178,806	178,806
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	596,019	596,019
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	387,412	387,412
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	149,005	149,005
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	298,009	298,009
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	298,009	298,009
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	89,403	89,403
BGI Institutional Money Market Fund(e)	281,528	281,528

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	$447,014	$447,014
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	149,005	149,005
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	149,005	149,005
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	548,337	548,337
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	447,014	447,014
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	149,005	149,005
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	298,009	298,009
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	298,009	298,009
Dreyfus Cash Management Plus Money Market Fund(e)	106,448	106,448
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	49,913	49,913
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	77,766	77,766
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	298,009	298,009
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	119,204	119,204
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	447,014	447,014
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	447,014	447,014
Freddie Mac Discount Note 5.231% 01/23/2007	118,600	118,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	$149,005	$149,005
Goldman Sachs Financial Square Prime Obligations Money Market Fund(e)	266,970	266,970
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	417,213	417,213
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	298,009	298,009
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	238,408	238,408
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	447,014	447,014
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	178,806	178,806
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	745,024	745,024
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	268,208	268,208
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	298,009	298,009
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	441,054	441,054
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	298,009	298,009
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	59,602	59,602
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	149,005	149,005
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	238,408	238,408
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	596,019	596,019

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$447,014	$447,014
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	119,204	119,204
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,028,021	1,028,021
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	154,965	154,965
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	357,611	357,611
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	178,806	178,806
		15,574,788
Discount Notes — 0.5%
FNMA 5.065% 01/03/2007	425,000	424,882
FNMA 5.080% 01/03/2007	365,000	369,621
FNMA 5.100% 01/03/2007	200,000	199,942
FNMA 5.130% 01/03/2007	450,000	453,474
		1,447,919
Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(g)	3,530,271	3,530,271
TOTAL SHORT-TERM INVESTMENTS (Cost $20,552,978)		20,552,978
TOTAL INVESTMENTS — 105.5% (Cost $273,759,383)(h)		280,786,073
Other Assets/ (Liabilities) — (5.5%)		(14,573,666)
NET ASSETS — 100.0%		$266,212,407

Notes to Portfolio of Investments

ADR - American Depository Receipt

ARS - Argentine Peso

CAD - Canadian Dollar

COP - Colombian Peso

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

PLN - Polish Zloty

REIT - Real Estate Investment Trust

SEK - Swedish Kronor

TRY - New Turkish Lira

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $7,887,822 or 3.0% of net assets.

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $3,531,644. Collateralized by a U.S. Government Obligation with a rate of 5.50%, maturity date of 08/20/2031, and an aggregate market value, including accrued interest, of $3,706,785.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 93.7%
COMMON STOCK — 93.7%
Aerospace & Defense — 2.0%
Honeywell International, Inc.	76,700	$3,469,908
Raytheon Co.	42,800	2,259,840
		5,729,748
Automotive & Parts — 0.7%
Ford Motor Co.(a)	83,300	625,583
Genuine Parts Co.	32,300	1,531,989
		2,157,572
Banking, Savings & Loans — 8.3%
Bank of America Corp.	8,200	437,798
Fannie Mae	23,700	1,407,543
Fifth Third Bancorp	76,500	3,131,145
JP Morgan Chase & Co.	146,300	7,066,290
Mellon Financial Corp.	77,600	3,270,840
National City Corp.	36,800	1,345,408
State Street Corp.	37,300	2,515,512
SunTrust Banks, Inc.	27,300	2,305,485
U.S. Bancorp	49,000	1,773,310
Wells Fargo & Co.	29,600	1,052,576
		24,305,907
Beverages — 2.2%
Anheuser-Busch Cos., Inc.	65,700	3,232,440
The Coca-Cola Co.	68,600	3,309,950
		6,542,390
Broadcasting, Publishing & Printing — 5.7%
CBS Corp. Cl. B	69,200	2,157,656
Dow Jones & Co., Inc.(a)	53,900	2,048,200
Gannett Co., Inc.	13,300	804,118
Idearc, Inc.(b)	3,470	99,416
New York Times Co. Cl. A(a)	103,400	2,518,824
Time Warner, Inc.	180,700	3,935,646
Tribune Co.(a)	106,700	3,284,226
Viacom, Inc. Cl. B(b)	46,000	1,887,380
		16,735,466
Building Materials & Construction — 1.3%
Masco Corp.(a)	66,700	1,992,329
Vulcan Materials Co.(a)	20,700	1,860,309
		3,852,638
Chemicals — 2.0%
Chemtura Corp.	52,000	500,760

	Number of Shares	Market Value
Du Pont (E.I.) de Nemours & Co.	60,100	$2,927,471
International Flavors & Fragrances, Inc.	50,700	2,492,412
		5,920,643
Commercial Services — 1.3%
Block (H&R), Inc.(a)	86,200	1,986,048
Waste Management, Inc.	50,700	1,864,239
		3,850,287
Communications — 1.4%
EchoStar Communications Corp. Cl. A(b)	19,200	730,176
Motorola, Inc.	61,100	1,256,216
Nokia Oyj Sponsored ADR (Finland)	107,800	2,190,496
		4,176,888
Computer Integrated Systems Design — 0.3%
Computer Sciences Corp.(b)	15,400	821,898
Computers & Information — 2.4%
Cisco Systems, Inc.(b)	49,800	1,361,034
Dell, Inc.(b)	85,600	2,147,704
International Business Machines Corp.	35,500	3,448,825
		6,957,563
Cosmetics & Personal Care — 2.6%
Avon Products, Inc.	65,200	2,154,208
Colgate-Palmolive Co.	54,000	3,522,960
Kimberly-Clark Corp.	26,000	1,766,700
		7,443,868
Electric Utilities — 4.7%
Duke Energy Corp.	86,100	2,859,381
Entergy Corp.	29,900	2,760,368
FirstEnergy Corp.	28,900	1,740,069
NiSource, Inc.	114,400	2,757,040
Pinnacle West Capital Corp.	22,800	1,154,592
Progress Energy, Inc.	41,100	2,017,188
Teco Energy, Inc.(a)	31,600	544,468
		13,833,106
Electrical Equipment & Electronics — 4.7%
Analog Devices, Inc.	68,000	2,235,160
General Electric Co.	226,300	8,420,623
Intel Corp.	60,700	1,229,175
Sony Corp.	39,600	1,699,468
		13,584,426

	Number of Shares	Market Value
Energy — 9.7%
Anadarko Petroleum Corp.	41,700	$1,814,784
BP PLC, Sponsored ADR (United Kingdom)	34,300	2,301,530
Chevron Corp.	76,200	5,602,986
Exxon Mobil Corp.	73,900	5,662,957
Hess Corp.	60,000	2,974,200
Murphy Oil Corp.(a)	40,800	2,074,680
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	60,700	4,296,953
Schlumberger Ltd.	29,600	1,869,536
Xcel Energy, Inc.	76,800	1,771,008
		28,368,634
Entertainment & Leisure — 0.9%
The Walt Disney Co.	77,600	2,659,352
Financial Services — 3.5%
Citigroup, Inc.	58,800	3,275,160
Mercantile Bankshares Corp.	23,700	1,108,923
Morgan Stanley	38,800	3,159,484
The Charles Schwab Corp.	144,500	2,794,630
		10,338,197
Foods — 2.3%
Campbell Soup Co.	38,700	1,505,043
General Mills, Inc.	42,100	2,424,960
The Hershey Co.	3,300	164,340
McCormick & Co., Inc.	30,700	1,183,792
Sara Lee Corp.	43,000	732,290
Sysco Corp.	22,400	823,424
		6,833,849
Forest Products & Paper — 1.9%
International Paper Co.	119,200	4,064,720
MeadWestvaco Corp.	44,300	1,331,658
		5,396,378
Home Construction, Furnishings & Appliances — 0.5%
D.R. Horton, Inc.	51,900	1,374,831
Household Products — 1.6%
Fortune Brands, Inc.(a)	22,000	1,878,580
Newell Rubbermaid, Inc.	93,900	2,718,405
		4,596,985
Industrial – Diversified — 3.0%
3M Co.	32,000	2,493,760
Cooper Industries Ltd. Cl. A	14,900	1,347,407
Eaton Corp.	13,800	1,036,932

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Illinois Tool Works, Inc.	37,100	$1,713,649
Tyco International Ltd.	71,000	2,158,400
		8,750,148
Insurance — 5.5%
American International Group, Inc.	51,000	3,654,660
Chubb Corp.	22,000	1,164,020
Lincoln National Corp.	39,300	2,609,520
Marsh & McLennan Cos., Inc.	143,800	4,408,908
St. Paul Travelers Cos.	47,400	2,544,906
UnumProvident Corp.	83,700	1,739,286
		16,121,300
Machinery & Components — 1.1%
Deere & Co.(a)	900	85,563
Ingersoll-Rand Co. Ltd. Cl. A	34,600	1,353,898
Pall Corp.	53,500	1,848,425
		3,287,886
Manufacturing — 0.9%
Avery Dennison Corp.	36,700	2,493,031
Medical Supplies — 1.0%
Baxter International, Inc.	37,100	1,721,069
Boston Scientific Corp.(b)	72,200	1,240,396
		2,961,465
Metals & Mining — 0.5%
Alcoa, Inc.	51,700	1,551,517
Pharmaceuticals — 8.2%
Abbott Laboratories	45,800	2,230,918
Bristol-Myers Squibb Co.	81,600	2,147,712
Eli Lilly & Co.	64,700	3,370,870
Johnson & Johnson	44,100	2,911,482
MedImmune, Inc.(a) (b)	38,900	1,259,193
Merck & Co., Inc.	96,700	4,216,120
Pfizer, Inc.	129,200	3,346,280
Schering-Plough Corp.(a)	53,900	1,274,196
Wyeth	59,800	3,045,016
		23,801,787
Photography Equipment/Supplies — 0.7%
Eastman Kodak Co.(a)	81,300	2,097,540
Prepackaged Software — 1.8%
Microsoft Corp.	171,600	5,123,976
Retail — 2.6%
Bed Bath & Beyond, Inc.(b)	36,700	1,398,270
The Home Depot, Inc.	69,600	2,795,136
RadioShack Corp.(a)	37,200	624,216
Wal-Mart Stores, Inc.	57,200	2,641,496
		7,459,118

	Number of Shares	Market Value
Telephone Utilities — 5.2%
Alltel Corp.	37,700	$2,280,096
AT&T, Inc.	144,500	5,165,875
Qwest Communications International, Inc.(a) (b)	315,400	2,639,898
Sprint Nextel Corp.	111,600	2,108,124
Verizon Communications, Inc.	69,400	2,584,456
Windstream Corp.	36,084	513,114
		15,291,563
Tobacco — 0.5%
UST, Inc.	25,600	1,489,920
Toys, Games — 1.0%
Mattel, Inc.	126,100	2,857,426
Transportation — 1.7%
Norfolk Southern Corp.	27,300	1,372,917
Union Pacific Corp.	39,500	3,634,790
		5,007,707
TOTAL COMMON STOCK (Cost $250,516,788)		273,775,010
TOTAL EQUITIES (Cost $250,516,788)		273,775,010
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Automotive & Parts — 0.1%
Ford Motor Co. 4.250% 12/15/2036	$366,000	391,162
TOTAL CORPORATE DEBT (Cost $366,000)		391,162
TOTAL BONDS & NOTES (Cost $366,000)		391,162
	Number of Shares
MUTUAL FUND — 0.9%
Financial Services — 0.9%
Government Reserve Investment Fund(b)	2,501,359	2,501,359
TOTAL MUTUAL FUND (Cost $2,501,359)		2,501,359
TOTAL LONG TERM INVESTMENTS (Cost $253,384,147)		276,667,531

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 13.2%
Cash Equivalents — 8.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$592,920	$592,920
American Beacon Money Market Fund(c)	204,769	204,769
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	866,577	866,577
Bank of America 5.270% 01/09/2007	456,093	456,093
Bank of America 5.310% 03/08/2007	456,093	456,093
Bank of America 5.320% 02/16/2007	136,828	136,828
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	273,656	273,656
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	912,186	912,186
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	592,921	592,921
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	228,047	228,047
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	456,093	456,093
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	456,093	456,093
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	136,828	136,828
BGI Institutional Money Market Fund(c)	430,868	430,868
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	684,140	684,140
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	228,047	228,047
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	228,047	228,047
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	839,211	839,211

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$684,140	$684,140
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	228,047	228,047
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	456,093	456,093
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	456,093	456,093
Dreyfus Cash Management Plus Money Market Fund(c)	162,915	162,915
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	76,390	76,390
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	119,019	119,019
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	456,093	456,093
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	182,437	182,437
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	684,140	684,140
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	684,140	684,140
Freddie Mac Discount Note 5.231% 01/23/2007	181,513	181,513
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	228,047	228,047
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	408,588	408,588
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	638,530	638,530
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	456,093	456,093

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	$364,875	$364,875
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	684,140	684,140
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	273,656	273,656
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,140,233	1,140,233
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	410,484	410,484
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	456,093	456,093
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	675,018	675,018
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	456,093	456,093
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	91,219	91,219
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	228,047	228,047
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	364,875	364,875
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	912,186	912,186
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	684,140	684,140
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	182,437	182,437
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,573,351	1,573,351
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	237,168	237,168
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	547,312	547,312

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	$273,656	$273,656
		23,836,678
Repurchase Agreement — 5.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	14,812,969	14,812,969
TOTAL SHORT-TERM INVESTMENTS (Cost $38,649,647)		38,649,647
TOTAL INVESTMENTS — 107.9% (Cost $292,033,794)(f)		315,317,178
Other Assets/ (Liabilities) — (7.9%)		(22,960,144)
NET ASSETS — 100.0%		$292,357,034

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,818,729. Collateralized by a U.S. Government Agency Obligation with a rate of 4.216%, maturity date of 05/01/2035, and an aggregate market value, including accrued interest of $15,553,617.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Aerospace & Defense — 2.1%
Lockheed Martin Corp.(a)	3,873	$356,586
Northrop Grumman Corp.	46,102	3,121,105
Raytheon Co.	4,235	223,608
		3,701,299
Air Transportation — 0.1%
Southwest Airlines Co.	15,378	235,591
Apparel, Textiles & Shoes — 0.1%
Brown Shoe Co., Inc.	4,939	235,788
Automotive & Parts — 2.7%
ArvinMeritor, Inc.(a)	76,186	1,388,871
AutoNation, Inc.(b)	21,421	456,696
Group 1 Automotive, Inc.	21,515	1,112,756
Magna International, Inc. Cl. A(a)	23,591	1,900,255
		4,858,578
Banking, Savings & Loans — 7.2%
Bank of America Corp.	120,735	6,446,042
Capital One Financial Corp.	1,597	122,682
Comerica, Inc.	8,503	498,956
Corus Bankshares, Inc.(a)	31,100	717,477
FirstFed Financial Corp.(a) (b)	1,557	104,272
Washington Mutual, Inc.	106,125	4,827,626
Wells Fargo & Co.	5,636	200,416
		12,917,471
Beverages — 0.1%
Coca-Cola Enterprises, Inc.	1,002	20,461
The Pepsi Bottling Group, Inc.	4,378	135,324
		155,785
Broadcasting, Publishing & Printing — 0.6%
CBS Corp. Cl. B	25,635	799,299
Idearc, Inc.(b)	4,549	130,329
Liberty Media Holding Corp. Capital Cl. A(b)	1,216	119,144
		1,048,772
Building Materials & Construction — 0.3%
USG Corp.(a) (b)	11,284	618,363
Chemicals — 2.2%
Celanese Corp. Cl. A	15,845	410,069

	Number of Shares	Market Value
Eastman Chemical Co.	2,703	$160,315
Georgia Gulf Corp.	7,534	145,482
Lyondell Chemical Co.	93,953	2,402,378
Westlake Chemical Corp.(a)	29,366	921,505
		4,039,749
Commercial Services — 1.4%
Accenture Ltd. Cl. A	43,282	1,598,404
Donnelley (R.R.) & Sons Co.	8,875	315,418
John H. Harland Co.	9,342	468,968
Labor Ready, Inc.(b)	7,200	131,976
		2,514,766
Communications — 0.3%
Motorola, Inc.	29,264	601,668
Computer Integrated Systems Design — 0.5%
Computer Sciences Corp.(b)	17,630	940,913
Computer Programming Services — 0.1%
RealNetworks, Inc.(b)	19,870	217,378
Computer Related Services — 0.9%
Acxiom Corp.	24,681	633,068
EarthLink, Inc.(b)	144,003	1,022,421
		1,655,489
Computers & Information — 5.3%
Cisco Systems, Inc.(b)	10,554	288,441
International Business Machines Corp.	89,662	8,710,663
Lexmark International, Inc.(b)	5,549	406,187
Tech Data Corp.(b)	3,063	115,996
		9,521,287
Computers & Office Equipment — 2.4%
Hewlett-Packard Co.	105,282	4,336,566
Containers — 0.2%
Temple-Inland, Inc.	7,048	324,419
Cosmetics & Personal Care — 2.0%
Kimberly-Clark Corp.	48,512	3,296,390
The Procter & Gamble Co.	5,469	351,493
		3,647,883
Electric Utilities — 1.1%
FirstEnergy Corp.	7,515	452,478
PG&E Corp.	5,113	241,998
Progress Energy, Inc.	4,022	197,400
TXU Corp.	21,307	1,155,052
		2,046,928

	Number of Shares	Market Value
Electrical Equipment & Electronics — 1.8%
Amkor Technology, Inc.(a) (b)	39,410	$368,089
Arrow Electronics, Inc.(b)	14,034	442,773
General Electric Co.	10,652	396,361
Imation Corp.	1,361	63,191
Intel Corp.	2,044	41,391
NAM TAI Electronics, Inc.	18,670	283,597
National Semiconductor Corp.(a)	13,351	303,068
OmniVision Technologies, Inc.(a) (b)	31,147	425,157
Texas Instruments, Inc.	1,714	49,363
Vishay Intertechnology, Inc.(b)	69,290	938,187
		3,311,177
Energy — 14.2%
Chevron Corp.	64,236	4,723,273
ConocoPhillips Co.	49,012	3,526,413
EnCana Corp.	5,244	240,962
Exxon Mobil Corp.	127,385	9,761,513
Grey Wolf, Inc.(b)	57,476	394,285
Marathon Oil Corp.	23,945	2,214,913
Nicor, Inc.(a)	1,926	90,137
Occidental Petroleum Corp.	25,000	1,220,750
Sunoco, Inc.	9,995	623,288
Tesoro Corp.	8,495	558,716
UGI Corp.	32,323	881,771
Valero Energy Corp.	15,098	772,414
Vectren Corp.	21,154	598,235
		25,606,670
Entertainment & Leisure — 0.4%
Regal Entertainment Group Cl. A	5,143	109,649
The Walt Disney Co.	19,660	673,748
		783,397
Financial Services — 15.2%
CBL & Associates Properties, Inc. REIT	38,207	1,656,273
Citigroup, Inc.	155,201	8,644,696
Countrywide Financial Corp.	30,770	1,306,187
The Goldman Sachs Group, Inc.	20,390	4,064,747
IndyMac Bancorp, Inc.(a)	44,806	2,023,439
iStar Financial, Inc.	34,712	1,659,928
Lehman Brothers Holdings, Inc.	18,245	1,425,299
Merrill Lynch & Co., Inc.	5,132	477,789
Morgan Stanley	75,906	6,181,026

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Thornburg Mortgage, Inc. REIT(a)	900	$22,617
		27,462,001
Food Retailers — 1.0%
The Pantry, Inc.(b)	872	40,845
SuperValu, Inc.	49,724	1,777,633
		1,818,478
Foods — 1.2%
ConAgra Foods, Inc.	3,343	90,261
Del Monte Foods Co.	12,192	134,478
General Mills, Inc.	24,295	1,399,392
Seaboard Corp.(a)	260	458,900
		2,083,031
Forest Products & Paper — 0.3%
Building Materials Holding Corp.(a)	23,288	574,981
Healthcare — 0.8%
Apria Healthcare Group, Inc.(b)	12,152	323,851
Humana, Inc.(b)	19,892	1,100,227
		1,424,078
Home Construction, Furnishings & Appliances — 0.7%
Lennar Corp. Cl. A(a)	11,738	615,775
NVR, Inc.(a) (b)	1,117	720,465
		1,336,240
Household Products — 1.0%
Newell Rubbermaid, Inc.	25,217	730,032
Tupperware Brands Corp.	43,658	987,107
		1,717,139
Industrial – Diversified — 0.5%
Tyco International Ltd.	29,565	898,776
Insurance — 5.2%
ACE Ltd.	50,727	3,072,534
Aetna, Inc.	5,601	241,851
American Financial Group, Inc.	6,681	239,915
American International Group, Inc.	4,190	300,255
AMERIGROUP Corp.(a) (b)	23,350	838,032
Arch Capital Group Ltd.(b)	14,194	959,656
Aspen Insurance Holdings Ltd.	7,951	209,588
Axis Capital Holdings Ltd.	16,549	552,240
Chubb Corp.	12,741	674,126
Endurance Specialty Holdings Ltd.	39,016	1,427,205
Molina Healthcare, Inc.(b)	1,492	48,505
PartnerRe Ltd.(a)	4,969	352,948

	Number of Shares	Market Value
WellCare Health Plans, Inc.(b)	5,923	$408,095
Zenith National Insurance Corp.	1,230	57,699
		9,382,649
Machinery & Components — 1.8%
Cummins, Inc.(a)	28,145	3,326,176
Manufacturing — 0.2%
Lam Research Corp.(b)	6,391	323,512
Medical Supplies — 1.8%
Applera Corp. - Applied Biosystems Group	45,548	1,671,156
Becton, Dickinson & Co.	22,324	1,566,029
		3,237,185
Metals & Mining — 2.6%
Freeport-McMoRan Copper & Gold, Inc. Cl. B(a)	13,512	753,024
Ipsco, Inc.	5,897	553,551
Nucor Corp.	4,751	259,690
Phelps Dodge Corp.	13,759	1,647,227
Quanex Corp.	7,713	266,793
Steel Dynamics, Inc.	20,218	656,074
United States Steel Corp.	8,221	601,284
		4,737,643
Pharmaceuticals — 9.5%
AmerisourceBergen Corp.	3,534	158,889
Amgen, Inc.(b)	24,333	1,662,187
Biovail Corp.(a)	65,302	1,381,790
Cephalon, Inc.(a) (b)	3,752	264,178
ImClone Systems, Inc.(a) (b)	5,500	147,180
Johnson & Johnson	39,355	2,598,217
King Pharmaceuticals, Inc.(b)	42,941	683,621
McKesson Corp.	39,230	1,988,961
Merck & Co., Inc.	80,923	3,528,243
Pfizer, Inc.	169,935	4,401,317
ViroPharma, Inc.(b)	17,680	258,835
		17,073,418
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	3,544	91,435
Prepackaged Software — 2.2%
BMC Software, Inc.(b)	842	27,112
Microsoft Corp.	102,504	3,060,769
Sybase, Inc.(b)	6,750	166,725
United Online, Inc.(a)	59,450	789,496
		4,044,102

	Number of Shares	Market Value
Restaurants — 1.0%
Darden Restaurants, Inc.(a)	15,785	$634,083
McDonald's Corp.	27,977	1,240,220
		1,874,303
Retail — 1.2%
Barnes & Noble, Inc.	24,695	980,638
Big Lots, Inc.(b)	16,089	368,760
Federated Department Stores, Inc.	22,142	844,274
		2,193,672
Telephone Utilities — 4.2%
AT&T, Inc.(a)	76,170	2,723,078
Embarq Corp.	1,573	82,677
Sprint Nextel Corp.(a)	74,503	1,407,362
Verizon Communications, Inc.	90,991	3,388,505
		7,601,622
Tobacco — 0.1%
Altria Group, Inc.	2,615	224,419
Toys, Games — 0.5%
Hasbro, Inc.	9,315	253,834
Mattel, Inc.	28,466	645,040
		898,874
Transportation — 2.0%
Burlington Northern Santa Fe Corp.	6,958	513,570
CSX Corp.	7,158	246,450
FedEx Corp.	4,743	515,185
Norfolk Southern Corp.	7,257	364,955
Union Pacific Corp.	4,736	435,807
United Parcel Service, Inc. Cl. B	19,738	1,479,955
		3,555,922
Travel — 0.5%
Expedia, Inc.(a) (b)	44,388	931,260
TOTAL EQUITIES (Cost $162,119,495)		180,130,853
	Principal Amount
SHORT-TERM INVESTMENTS — 10.0%
Cash Equivalents — 9.7%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$436,960	436,960
American Beacon Money Market Fund(c)	150,906	150,906

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$638,632	$638,632
Bank of America 5.270% 01/09/2007	336,122	336,122
Bank of America 5.310% 03/08/2007	336,122	336,122
Bank of America 5.320% 02/16/2007	100,837	100,837
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	201,673	201,673
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	672,244	672,244
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	436,959	436,959
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	168,061	168,061
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	336,122	336,122
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	336,122	336,122
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	100,837	100,837
BGI Institutional Money Market Fund(c)	317,532	317,532
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	504,183	504,183
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	168,061	168,061
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	168,061	168,061
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	618,465	618,465
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	504,183	504,183
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	168,061	168,061

	Principal Amount	Market Value
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	$336,122	$336,122
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	336,122	336,122
Dreyfus Cash Management Plus Money Market Fund(c)	120,062	120,062
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	56,296	56,296
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	87,712	87,712
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	336,122	336,122
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	134,449	134,449
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	504,183	504,183
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	504,183	504,183
Freddie Mac Discount Note 5.231% 01/23/2007	133,768	133,768
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	168,061	168,061
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	301,113	301,113
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	470,571	470,571
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	336,122	336,122
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	268,898	268,898
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	504,183	504,183

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	$201,673	$201,673
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	840,305	840,305
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	302,510	302,510
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	336,122	336,122
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	497,461	497,461
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	336,122	336,122
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	67,224	67,224
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	168,061	168,061
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	268,898	268,898
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	672,244	672,244
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	504,183	504,183
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	134,449	134,449
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,159,496	1,159,496
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	174,784	174,784
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	403,347	403,347
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	201,673	201,673
		17,566,662

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$538,934	$538,934
TOTAL SHORT-TERM INVESTMENTS (Cost $18,105,596)		18,105,596
TOTAL INVESTMENTS — 109.6% (Cost $180,225,091)(f)		198,236,449
Other Assets/ (Liabilities) — (9.6%)		(17,432,443)
NET ASSETS — 100.0%		$180,804,006

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $539,144. Collateralized by a U.S. Government Agency Obligation with a rate of 7.625%, maturity date of 11/25/2013, and an aggregate market value, including accrued interest of $565,881.

(f)  See Note 6 for aggregate cost for Federal tax purpose.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.3%
COMMON STOCK — 98.3%
Advertising — 0.8%
Getty Images, Inc.(a) (b)	37,400	$1,601,468
Omnicom Group, Inc.	8,000	836,320
		2,437,788
Aerospace & Defense — 1.3%
United Technologies Corp.	63,300	3,957,516
Apparel, Textiles & Shoes — 0.6%
Hanesbrands, Inc.(a)	60,775	1,435,506
Urban Outfitters, Inc.(a) (b)	19,400	446,782
		1,882,288
Automotive & Parts — 0.3%
Ford Motor Co.(b)	21,400	160,714
General Motors Corp.(b)	25,100	771,072
		931,786
Banking, Savings & Loans — 12.4%
Capital One Financial Corp.	14,100	1,083,162
Compass Bancshares, Inc.	7,900	471,235
Fannie Mae	41,500	2,464,685
Fifth Third Bancorp	37,300	1,526,689
Freddie Mac	28,400	1,928,360
Hudson City Bancorp, Inc.	142,500	1,977,900
JP Morgan Chase & Co.	104,200	5,032,860
SLM Corp.	149,900	7,310,623
Wachovia Corp.	103,453	5,891,648
Washington Mutual, Inc.	130,900	5,954,641
Wells Fargo & Co.	110,900	3,943,604
		37,585,407
Beverages — 1.9%
Anheuser-Busch Cos., Inc.	10,300	506,760
The Coca-Cola Co.	29,200	1,408,900
PepsiCo, Inc.	61,400	3,840,570
		5,756,230
Broadcasting, Publishing & Printing — 2.0%
Cablevision Systems Corp. Cl. A	29,000	825,920
CBS Corp. Cl. B	34,000	1,060,120
Clear Channel Communications, Inc.	44,400	1,577,976
Comcast Corp. Cl. A(a)	19,600	829,668
Idearc, Inc.(a)	2,665	76,352
Time Warner, Inc.	38,800	845,064
Viacom, Inc. Cl. B(a)	16,700	685,201
		5,900,301

	Number of Shares	Market Value
Chemicals — 2.0%
Dow Chemical Co.	41,100	$1,641,534
Du Pont (E.I.) de Nemours & Co.	13,400	652,714
Huntsman Corp.(a)	74,800	1,418,956
Methanex Corp.	29,600	810,152
Potash Corp. of Saskatchewan(b)	6,200	889,576
Rohm & Haas Co.(b)	11,900	608,328
		6,021,260
Commercial Services — 2.7%
eBay, Inc.(a)	85,900	2,583,013
Fluor Corp.	51,900	4,237,635
Paychex, Inc.	14,700	581,238
Siemens AG Sponsored ADR (Germany)(b)	8,300	817,965
		8,219,851
Communications — 0.7%
American Tower Corp. Cl. A(a)	17,800	663,584
Motorola, Inc.	38,900	799,784
Qualcomm, Inc.	15,500	585,745
		2,049,113
Computer Integrated Systems Design — 0.7%
Sun Microsystems, Inc.(a)	384,400	2,083,448
Computer Programming Services — 0.7%
SAP AG Sponsored ADR (Germany)(b)	40,700	2,161,170
Computers & Information — 5.2%
Cisco Systems, Inc.(a)	259,500	7,092,135
Dell, Inc.(a)	77,200	1,936,948
Jabil Circuit, Inc.	48,400	1,188,220
SanDisk Corp.(a)	75,800	3,261,674
Seagate Technology	87,400	2,316,100
		15,795,077
Computers & Office Equipment — 0.3%
Hewlett-Packard Co.	18,300	753,777
Cosmetics & Personal Care — 0.6%
Avon Products, Inc.	52,000	1,718,080
Data Processing & Preparation — 0.7%
Affiliated Computer Services, Inc. Cl. A(a) (b)	32,300	1,577,532
Automatic Data Processing, Inc.	13,500	664,875
		2,242,407

	Number of Shares	Market Value
Electric Utilities — 1.4%
AES Corp.(a)	67,100	$1,478,884
CMS Energy Corp.(a)	56,000	935,200
Exelon Corp.	6,800	420,852
MDU Resources Group, Inc.	24,450	626,898
NiSource, Inc.	30,000	723,000
		4,184,834
Electrical Equipment & Electronics — 10.0%
Altera Corp.(a)	148,900	2,930,352
ASML Holding NV(a)	28,000	689,640
Emerson Electric Co.	25,400	1,119,378
Fairchild Semiconductor International, Inc.(a)	46,400	779,984
Flextronics International Ltd.(a)	208,100	2,388,988
General Electric Co.	214,000	7,962,940
Intel Corp.	171,600	3,474,900
International Rectifier Corp.(a)	45,600	1,756,968
Johnson Controls, Inc.	11,100	953,712
KLA-Tencor Corp.	74,500	3,706,375
Linear Technology Corp.	30,600	927,792
Qimonda AG ADR (Germany)(a)	30,600	535,806
Silicon Laboratories, Inc.(a) (b)	16,500	571,725
Xilinx, Inc.(b)	98,700	2,350,047
		30,148,607
Energy — 7.2%
Anadarko Petroleum Corp.	12,900	561,408
Arch Coal, Inc.(b)	33,800	1,015,014
BJ Services Co.	50,400	1,477,728
Chevron Corp.	22,800	1,676,484
EOG Resources, Inc.	10,000	624,500
Exxon Mobil Corp.	26,000	1,992,380
Halliburton Co.	34,000	1,055,700
Kinder Morgan, Inc.	8,700	920,025
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	76,100	5,387,119
Schlumberger Ltd.	74,800	4,724,368
Weatherford International Ltd.	52,300	2,185,617
		21,620,343
Entertainment & Leisure — 1.0%
The Walt Disney Co.	89,200	3,056,884

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Financial Services — 1.7%
AmeriCredit Corp.(a) (b)	29,800	$750,066
Berkshire Hathaway, Inc. Cl. A(a)	18	1,979,820
Douglas Emmett, Inc. REIT	16,600	441,394
The Goldman Sachs Group, Inc.	4,000	797,400
IndyMac Bancorp, Inc.(b)	15,800	713,528
Merrill Lynch & Co., Inc.	6,300	586,530
		5,268,738
Foods — 2.6%
Campbell Soup Co.	23,900	929,471
Heinz (H. J.) Co.	14,100	634,641
Kraft Foods, Inc. Cl. A(b)	46,900	1,674,330
Sara Lee Corp.	173,900	2,961,517
Sysco Corp.	46,100	1,694,636
		7,894,595
Forest Products & Paper — 0.3%
International Paper Co.	27,100	924,110
Healthcare — 1.3%
DaVita, Inc.(a)	23,100	1,313,928
Lincare Holdings, Inc.(a)	25,300	1,007,952
UnitedHealth Group, Inc.	32,300	1,735,479
		4,057,359
Home Construction, Furnishings & Appliances — 0.4%
Leggett & Platt, Inc.	37,100	886,690
Lennar Corp. Cl. A	7,300	382,958
		1,269,648
Household Products — 0.9%
Fortune Brands, Inc.	8,300	708,737
Jarden Corp.(a) (b)	16,500	574,035
Unilever NV NY Shares (Netherlands)	55,600	1,515,100
		2,797,872
Industrial – Diversified — 2.3%
Cooper Industries Ltd. Cl. A	9,500	859,085
Corning, Inc.(a)	66,500	1,244,215
Danaher Corp.	34,900	2,528,156
Illinois Tool Works, Inc.	53,200	2,457,308
		7,088,764
Information Retrieval Services — 2.4%
Google, Inc. Cl. A(a)	12,800	5,894,144
Yahoo!, Inc.(a)	52,700	1,345,958
		7,240,102

	Number of Shares	Market Value
Insurance — 3.4%
AFLAC, Inc.	13,700	$630,200
American International Group, Inc.	36,800	2,637,088
Marsh & McLennan Cos., Inc.	80,200	2,458,932
RenaissanceRe Holdings Ltd.	14,100	846,000
WellPoint, Inc.(a)	26,900	2,116,761
XL Capital Ltd. Cl. A	19,900	1,433,198
		10,122,179
Lodging — 1.1%
Host Hotels & Resorts, Inc.	14,600	358,430
Las Vegas Sands Corp.(a)	24,200	2,165,416
Starwood Hotels & Resorts Worldwide, Inc.	12,700	793,750
		3,317,596
Machinery & Components — 0.9%
Baker Hughes, Inc.	37,300	2,784,818
Manufacturing — 2.1%
American Standard Cos., Inc.	45,500	2,086,175
Applied Materials, Inc.	233,000	4,298,850
		6,385,025
Medical Supplies — 3.0%
Agilent Technologies, Inc.(a)	15,500	540,175
Allergan, Inc.	31,400	3,759,836
Baxter International, Inc.	64,100	2,973,599
Medtronic, Inc.	33,800	1,808,638
		9,082,248
Metals & Mining — 1.3%
Alcoa, Inc.	57,400	1,722,574
Barrick Gold Corp.	39,500	1,212,650
Newmont Mining Corp.	20,800	939,120
		3,874,344
Pharmaceuticals — 7.4%
Amgen, Inc.(a)	8,800	601,128
AstraZeneca PLC Sponsored ADR (United Kingdom)	114,000	6,104,700
Endo Pharmaceuticals Holdings, Inc.(a)	18,800	518,504
Forest Laboratories, Inc.(a)	160,700	8,131,420
ImClone Systems, Inc.(a) (b)	50,800	1,359,408
McKesson Corp.	15,100	765,570
Medco Health Solutions, Inc.(a)	9,200	491,648

	Number of Shares	Market Value
Millennium Pharmaceuticals, Inc.(a) (b)	98,000	$1,068,200
Pfizer, Inc.	24,200	626,780
Sepracor, Inc.(a)	19,100	1,176,178
Teva Pharmaceutical Sponsored ADR (Israel)	53,100	1,650,348
		22,493,884
Prepackaged Software — 3.7%
Cerner Corp.(a) (b)	13,800	627,900
Compuware Corp.(a)	77,500	645,575
Microsoft Corp.	331,800	9,907,548
		11,181,023
Real Estate — 0.2%
General Growth Properties, Inc. REIT	12,500	652,875
Restaurants — 0.4%
The Cheesecake Factory(a)	16,900	415,740
McDonald's Corp.	17,400	771,342
		1,187,082
Retail — 5.1%
Best Buy Co., Inc.	26,200	1,288,778
Dollar Tree Stores, Inc.(a)	40,600	1,222,060
The Home Depot, Inc.	37,300	1,497,968
Lowe's Companies, Inc.(b)	194,600	6,061,790
Target Corp.	92,700	5,288,535
		15,359,131
Telephone Utilities — 1.8%
AT&T, Inc.	41,100	1,469,325
Qwest Communications International, Inc.(a)	89,800	751,626
Sprint Nextel Corp.	107,900	2,038,231
Verizon Communications, Inc.	34,500	1,284,780
		5,543,962
Tobacco — 1.8%
Altria Group, Inc.	62,200	5,338,004
Transportation — 1.7%
Carnival Corp.(b)	9,700	475,785
FedEx Corp.	4,800	521,376
United Parcel Service, Inc. Cl. B	55,800	4,183,884
		5,181,045
TOTAL COMMON STOCK (Cost $287,856,611)		297,550,571
TOTAL EQUITIES (Cost $287,856,611)		297,550,571

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BONDS & NOTES — 0.3%
CORPORATE DEBT — 0.3%
Automotive & Parts
Ford Motor Co. 4.250% 12/15/2036	$729,000	$779,119
TOTAL CORPORATE DEBT (Cost $733,530)		779,119
TOTAL BONDS & NOTES (Cost $733,530)		779,119
TOTAL LONG TERM INVESTMENTS (Cost $288,590,141)		298,329,690
SHORT-TERM INVESTMENTS — 8.4%
Cash Equivalents — 7.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	525,209	525,209
American Beacon Money Market Fund(c)	181,384	181,384
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	767,613	767,613
Bank of America 5.270% 01/09/2007	404,007	404,007
Bank of America 5.310% 03/08/2007	404,007	404,007
Bank of America 5.320% 02/16/2007	121,202	121,202
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	242,404	242,404
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	808,013	808,013
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	525,208	525,208
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	202,003	202,003
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	404,006	404,006
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	404,006	404,006
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	121,202	121,202
BGI Institutional Money Market Fund(c)	381,663	381,663

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	$606,009	$606,009
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	202,003	202,003
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	202,003	202,003
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	743,372	743,372
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	606,009	606,009
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	202,003	202,003
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	404,006	404,006
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	404,006	404,006
Dreyfus Cash Management Plus Money Market Fund(c)	144,310	144,310
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	67,666	67,666
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	105,426	105,426
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	404,006	404,006
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	161,603	161,603
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	606,009	606,009
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	606,009	606,009
Freddie Mac Discount Note 5.231% 01/23/2007	160,784	160,784
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	202,003	202,003

	Principal Amount	Market Value
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	$361,926	$361,926
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	565,609	565,609
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	404,006	404,006
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	323,205	323,205
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	606,009	606,009
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	242,404	242,404
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,010,016	1,010,016
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	363,606	363,606
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	404,006	404,006
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	597,929	597,929
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	404,006	404,006
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	80,801	80,801
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	202,003	202,003
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	323,205	323,205
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	808,013	808,013
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	606,009	606,009

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	$161,603	$161,603
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,393,671	1,393,671
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	210,083	210,083
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	484,808	484,808
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	242,404	242,403
		21,114,475
Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	4,324,465	4,324,465
TOTAL SHORT-TERM INVESTMENTS (Cost $25,438,940)		25,438,940
TOTAL INVESTMENTS — 107.0% (Cost $314,029,081)(f)		323,768,630
Other Assets/ (Liabilities) — (7.0%)		(21,128,082)
NET ASSETS — 100.0%		$302,640,548

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $4,326,146. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 09/25/2027, and aggregate market value, including accrued interest, of $4,540,688.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investment

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK — 99.4%
Advertising — 0.5%
Monster Worldwide, Inc.(a)	6,100	$284,504
Aerospace & Defense — 1.1%
General Dynamics Corp.	5,600	416,360
Rockwell Collins, Inc.	3,000	189,870
		606,230
Apparel, Textiles & Shoes — 0.0%
Coach, Inc.(a)	300	12,888
Automotive & Parts — 0.1%
Harley-Davidson, Inc.(b)	400	28,188
Banking, Savings & Loans — 4.9%
Mellon Financial Corp.	6,700	282,405
Northern Trust Corp.	7,600	461,244
SLM Corp.	9,500	463,315
State Street Corp.	15,000	1,011,600
Wells Fargo & Co.	13,600	483,616
		2,702,180
Beverages — 0.8%
PepsiCo, Inc.	7,300	456,615
Broadcasting, Publishing & Printing — 1.6%
Grupo Televisa SA Sponsored ADR (Mexico)	9,400	253,894
Time Warner, Inc.	13,800	300,564
Viacom, Inc. Cl. B(a)	7,500	307,725
		862,183
Chemicals — 0.8%
Monsanto Co.	8,200	430,746
Commercial Services — 0.5%
eBay, Inc.(a)	7,200	216,504
Paychex, Inc.	900	35,586
		252,090
Communications — 4.4%
America Movil SA de CV Sponsored ADR Series L (Mexico)	11,000	497,420
American Tower Corp. Cl. A(a)	18,400	685,952
Nokia Oyj Sponsored ADR (Finland)	20,200	410,464
Qualcomm, Inc.	5,600	211,624
Rogers Communications, Inc. Cl. B(b)	5,600	333,760

	Number of Shares	Market Value
Telefonaktiebolaget LM Ericsson Cl. B	70,200	$281,815
		2,421,035
Computer Integrated Systems Design — 0.6%
Autodesk, Inc.(a)	7,700	311,542
Computers & Information — 4.8%
Apple, Inc.(a)	7,200	610,848
Cisco Systems, Inc.(a)	38,400	1,049,472
Dell, Inc.(a)	6,800	170,612
EMC Corp.(a)	18,400	242,880
International Game Technology	12,400	572,880
		2,646,692
Cosmetics & Personal Care — 1.6%
The Procter & Gamble Co.	13,600	874,072
Data Processing & Preparation — 1.2%
Automatic Data Processing, Inc.	13,200	650,100
Electrical Equipment & Electronics — 8.8%
Analog Devices, Inc.	10,300	338,561
Garmin Ltd.(b)	1,000	55,660
General Electric Co.	56,400	2,098,644
Intel Corp.	16,000	324,000
Linear Technology Corp.	6,600	200,112
Marvell Technology Group Ltd.(a) (b)	29,100	558,429
Maxim Integrated Products, Inc.	19,100	584,842
Texas Instruments, Inc.	9,500	273,600
Xilinx, Inc.	16,100	383,341
		4,817,189
Energy — 4.6%
EOG Resources, Inc.	2,400	149,880
Exxon Mobil Corp.	10,000	766,300
Murphy Oil Corp.(b)	4,400	223,740
Schlumberger Ltd.	16,800	1,061,088
Total SA Sponsored ADR (France)	4,500	323,640
		2,524,648
Financial Services — 13.0%
American Express Co.	14,000	849,380
Ameriprise Financial, Inc.	500	27,250
Chicago Mercantile Exchange Holdings, Inc.	500	254,875
Citigroup, Inc.	13,300	740,810
Countrywide Financial Corp.	6,800	288,660

	Number of Shares	Market Value
Deutsche Boerse AG	1,001	$183,680
E*TRADE Financial Corp.(a)	17,300	387,866
Franklin Resources, Inc.	6,800	749,156
The Goldman Sachs Group, Inc.	3,700	737,595
IntercontinentalExchange, Inc.(a)	1,000	107,900
Legg Mason, Inc.	5,600	532,280
Merrill Lynch & Co., Inc.	5,100	474,810
Morgan Stanley	6,900	561,867
The Charles Schwab Corp.	27,200	526,048
UBS AG Registered(b)	11,763	710,908
		7,133,085
Foods — 0.4%
Sysco Corp.	6,200	227,912
Healthcare — 4.9%
Caremark Rx, Inc.	14,600	833,806
DaVita, Inc.(a)	600	34,128
Express Scripts, Inc.(a)	4,600	329,360
Humana, Inc.(a)	2,200	121,682
UnitedHealth Group, Inc.	25,000	1,343,250
		2,662,226
Home Construction, Furnishings & Appliances — 1.0%
Harman International Industries, Inc.	5,700	569,487
Household Products — 0.3%
Fortune Brands, Inc.(b)	1,700	145,163
Industrial – Diversified — 3.8%
Corning, Inc.(a)	4,600	86,066
Danaher Corp.	18,900	1,369,116
Illinois Tool Works, Inc.	3,900	180,141
Tyco International Ltd.	14,300	434,720
		2,070,043
Information Retrieval Services — 3.6%
Google, Inc. Cl. A(a)	2,600	1,197,248
Juniper Networks, Inc.(a)	23,300	441,302
Yahoo!, Inc.(a) (b)	13,000	332,020
		1,970,570
Insurance — 5.1%
Aetna, Inc.	10,100	436,118
American International Group, Inc.	13,500	967,410
The Hartford Financial Services Group, Inc.	2,500	233,275
Prudential Financial, Inc.	5,800	497,988

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investment (Continued)

	Number of Shares	Market Value
WellPoint, Inc.(a)	8,700	$684,603
		2,819,394
Lodging — 2.7%
Las Vegas Sands Corp.(a)	1,300	116,324
Marriott International, Inc. Cl. A	9,700	462,884
MGM Mirage(a)	3,100	177,785
Wynn Resorts Ltd.(b)	7,500	703,875
		1,460,868
Machinery & Components — 2.7%
Baker Hughes, Inc.	8,000	597,280
Joy Global, Inc.	3,200	154,688
Smith International, Inc.(b)	17,400	714,618
		1,466,586
Manufacturing — 0.5%
Applied Materials, Inc.	15,800	291,510
Medical Supplies — 3.4%
Allergan, Inc.	1,900	227,506
Medtronic, Inc.	13,200	706,332
St. Jude Medical, Inc.(a)	9,400	343,664
Stryker Corp.	7,700	424,347
Thermo Fisher Scientific, Inc.(a)	3,200	144,928
		1,846,777
Pharmaceuticals — 9.7%
Alcon, Inc.	1,100	122,947
Amgen, Inc.(a)	12,800	874,368
Cardinal Health, Inc.	1,400	90,202
Celgene Corp.(a) (b)	7,600	437,228
Genentech, Inc.(a) (b)	7,300	592,249
Gilead Sciences, Inc.(a)	10,100	655,793
Johnson & Johnson	3,300	217,866
Medco Health Solutions, Inc.(a)	5,900	315,296
Novartis AG	7,053	404,585
Pfizer, Inc.	11,700	303,030
Roche Holding AG	2,894	516,864
Sepracor, Inc.(a)	6,900	424,902
Wyeth	7,200	366,624
		5,321,954
Prepackaged Software — 4.7%
Adobe Systems, Inc.(a)	9,200	378,304
Electronic Arts, Inc.(a)	600	30,216
Intuit, Inc.(a)	5,600	170,856
Microsoft Corp.	49,500	1,478,070
Oracle Corp.(a)	29,200	500,488
		2,557,934

	Number of Shares	Market Value
Restaurants — 0.1%
McDonald's Corp.	1,100	$48,763
Retail — 6.5%
Amazon.com, Inc.(a) (b)	13,100	516,926
Bed Bath & Beyond, Inc.(a) (b)	5,900	224,790
Best Buy Co., Inc.	2,400	118,056
CVS Corp.	12,300	380,193
The Home Depot, Inc.	10,200	409,632
Kohl's Corp.(a)	13,400	916,962
Target Corp.	10,500	599,025
Wal-Mart Stores, Inc.	8,400	387,912
		3,553,496
Telephone Utilities — 0.3%
TELUS Corp.(b)	3,100	138,477
Transportation — 0.4%
Expeditors International of Washington, Inc.	1,300	52,650
Norfolk Southern Corp.	1,200	60,348
Union Pacific Corp.	1,100	101,222
		214,220
TOTAL EQUITIES (Cost $50,483,757)		54,379,367
	Principal Amount
SHORT-TERM INVESTMENTS — 9.0%
Cash Equivalents — 8.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$114,896	114,896
American Beacon Money Market Fund(c)	39,681	39,681
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	167,924	167,924
Bank of America 5.270% 01/09/2007	88,381	88,381
Bank of America 5.310% 03/08/2007	88,380	88,380
Bank of America 5.320% 02/16/2007	26,515	26,515
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	53,028	53,028
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	176,762	176,762

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	$114,896	$114,896
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	44,190	44,190
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	88,380	88,380
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	88,380	88,380
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	26,514	26,514
BGI Institutional Money Market Fund(c)	83,492	83,492
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	132,571	132,571
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	44,190	44,190
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	44,190	44,190
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	162,620	162,620
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	132,571	132,571
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	44,190	44,190
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	88,380	88,380
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	88,380	88,380
Dreyfus Cash Management Plus Money Market Fund(c)	31,569	31,569
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	14,803	14,803
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	23,063	23,063

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investment (Continued)

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	$88,380	$88,380
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	35,352	35,352
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	132,571	132,571
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	132,571	132,571
Freddie Mac Discount Note 5.231% 01/23/2007	35,173	35,173
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	44,190	44,190
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	79,175	79,175
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	123,733	123,733
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	88,380	88,380
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	70,704	70,704
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	132,571	132,571
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	53,028	53,028
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	220,951	220,951
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	79,542	79,542
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	88,380	88,380
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	130,803	130,803

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	$88,380	$88,380
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	17,676	17,676
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	44,190	44,190
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	70,704	70,704
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	176,761	176,761
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	132,571	132,571
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	35,352	35,352
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	304,880	304,880
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	45,958	45,958
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	106,057	106,057
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	53,028	53,028
		4,619,007
Repurchase Agreement — 0.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	320,781	320,781
TOTAL SHORT-TERM INVESTMENTS (Cost $4,939,788)		4,939,788
TOTAL INVESTMENTS — 108.4% (Cost $55,423,545)(f)		59,319,155
Other Assets/ (Liabilities) — (8.4%)		(4,573,117)
NET ASSETS — 100.0%		$54,746,038

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $320,906. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 02/25/2024, and aggregate market value, including accrued interest, of $336,820.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Aerospace & Defense — 6.0%
Boeing Co.	29,310	$2,603,900
Rockwell Collins, Inc.	23,300	1,474,657
Spirit AeroSystems Holdings, Inc. Cl. A(a)	17,300	579,031
		4,657,588
Apparel, Textiles & Shoes — 0.5%
Nike, Inc. Cl. B	4,100	406,023
Banking, Savings & Loans — 3.6%
JP Morgan Chase & Co.	39,200	1,893,360
Northern Trust Corp.	15,400	934,626
		2,827,986
Beverages — 0.9%
PepsiCo, Inc.	10,950	684,922
Broadcasting, Publishing & Printing — 3.7%
Comcast Corp. Special, Cl. A(a)	28,000	1,172,640
Time Warner, Inc.	77,100	1,679,238
		2,851,878
Chemicals — 1.8%
Monsanto Co.	26,700	1,402,551
Commercial Services — 2.1%
Akamai Technologies, Inc.(a) (b)	16,300	865,856
Fluor Corp.	9,300	759,345
		1,625,201
Communications — 3.6%
Network Appliance, Inc.(a)	30,750	1,207,860
Qualcomm, Inc.	41,500	1,568,285
		2,776,145
Computers & Information — 7.0%
Apple, Inc.(a)	38,050	3,228,161
Cisco Systems, Inc.(a)	81,300	2,221,929
		5,450,090
Computers & Office Equipment — 1.9%
Hewlett-Packard Co.	35,900	1,478,721
Cosmetics & Personal Care — 3.8%
The Procter & Gamble Co.	46,600	2,994,982
Electrical Equipment & Electronics — 5.0%
Advanced Micro Devices, Inc.(a)	28,700	584,045

	Number of Shares	Market Value
Broadcom Corp. Cl. A(a)	68,400	$2,210,004
General Electric Co.	28,500	1,060,485
		3,854,534
Energy — 5.7%
BJ Services Co.	4,900	143,668
GlobalSantaFe Corp.	6,100	358,558
Halliburton Co.	83,500	2,592,675
Nabors Industries Ltd.(a) (b)	29,100	866,598
Schlumberger Ltd.	7,100	448,436
		4,409,935
Financial Services — 15.2%
Chicago Mercantile Exchange Holdings, Inc.	2,265	1,154,584
Credit Suisse Group, Sponsored ADR (Switzerland)	13,000	908,050
Franklin Resources, Inc.	16,500	1,817,805
The Goldman Sachs Group, Inc.	7,840	1,562,904
Janus Capital Group, Inc.	12,000	259,080
Lazard Ltd. Cl. A(b)	11,800	558,612
Legg Mason, Inc.	17,720	1,684,286
Merrill Lynch & Co., Inc.	24,300	2,262,330
NYSE Group, Inc.(a) (b)	8,350	811,620
The Charles Schwab Corp.	42,500	821,950
		11,841,221
Foods — 0.7%
Wrigley (Wm.) Jr. Co.	10,800	558,576
Industrial – Diversified — 2.0%
Corning, Inc.(a)	69,040	1,291,738
Textron, Inc.	3,200	300,064
		1,591,802
Information Retrieval Services — 5.9%
Google, Inc. Cl. A(a)	8,520	3,923,290
Yahoo!, Inc.(a)	26,800	684,472
		4,607,762
Insurance — 7.5%
American International Group, Inc.	29,200	2,092,472
WellPoint, Inc.(a)	47,300	3,722,037
		5,814,509
Lodging — 3.3%
Hilton Hotels Corp.	18,300	638,670
Marriott International, Inc. Cl. A	15,600	744,432

	Number of Shares	Market Value
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	22,802	$484,771
Starwood Hotels & Resorts Worldwide, Inc.	11,700	731,250
		2,599,123
Pharmaceuticals — 11.4%
Alcon, Inc.(b)	20,450	2,285,696
Amgen, Inc.(a)	5,300	362,043
Genentech, Inc.(a)	25,190	2,043,665
Gilead Sciences, Inc.(a)	30,420	1,975,171
Medco Health Solutions, Inc.(a)	13,600	726,784
Teva Pharmaceutical Sponsored ADR (Israel)(b)	21,660	673,193
Wyeth	16,000	814,720
		8,881,272
Prepackaged Software — 1.2%
Microsoft Corp.	31,700	946,562
Restaurants — 2.0%
McDonald's Corp.	35,350	1,567,066
Retail — 4.2%
Kohl's Corp.(a)	20,000	1,368,600
Target Corp.	26,700	1,523,235
Tiffany & Co.	10,100	396,324
		3,288,159
TOTAL EQUITIES (Cost $74,270,367)		77,116,608
	Principal Amount
SHORT-TERM INVESTMENTS — 6.0%
Cash Equivalents — 4.8%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$92,376	92,376
American Beacon Money Market Fund(c)	31,903	31,903
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	135,011	135,011
Bank of America 5.270% 01/09/2007	71,059	71,059
Bank of America 5.310% 03/08/2007	71,059	71,059

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.320% 02/16/2007	$21,318	$21,318
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	42,635	42,635
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	142,117	142,117
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	92,376	92,376
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	35,529	35,529
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	71,059	71,059
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	71,059	71,059
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	21,318	21,318
BGI Institutional Money Market Fund(c)	67,129	67,129
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	106,588	106,588
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	35,529	35,529
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	35,529	35,529
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	130,748	130,748
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	106,588	106,588
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	35,529	35,529
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	71,059	71,059
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	71,059	71,059
Dreyfus Cash Management Plus Money Market Fund(c)	25,382	25,382

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$11,901	$11,901
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	18,543	18,543
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	71,059	71,059
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	28,423	28,423
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	106,588	106,588
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	106,588	106,588
Freddie Mac Discount Note 5.231% 01/23/2007	28,279	28,279
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	35,529	35,529
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	63,657	63,657
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	99,482	99,482
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	71,059	71,059
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	56,847	56,847
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	106,588	106,588
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	42,635	42,635
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	177,646	177,646
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	63,953	63,953
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	71,059	71,059

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$105,167	$105,167
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	71,059	71,059
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	14,212	14,212
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	35,529	35,529
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	56,847	56,847
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	142,117	142,117
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	106,588	106,588
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	28,423	28,423
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	245,123	245,123
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	36,950	36,950
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	85,270	85,270
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	42,635	42,635
		3,713,715
Repurchase Agreement — 1.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	963,758	963,758
TOTAL SHORT-TERM INVESTMENTS (Cost $4,677,473)		4,677,473
TOTAL INVESTMENTS — 105.0% (Cost $78,947,840)(f)		81,794,081
Other Assets/ (Liabilities) — (5.0%)		(3,902,201)
NET ASSETS — 100.0%		$77,891,880

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $964,133. Collateralized by a U.S. Government Agency obligation with a rate of 7.625%, maturity date of 12/25/2026, and an aggregate market value, including accrued interest, of $1,011,946.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Apparel, Textiles & Shoes — 2.5%
Nike, Inc. Cl. B	21,000	$2,079,630
Commercial Services — 7.6%
Accenture Ltd. Cl. A	53,400	1,972,062
eBay, Inc.(a)	144,500	4,345,115
		6,317,177
Communications — 12.9%
Nokia Oyj Sponsored ADR (Finland)	224,300	4,557,776
Qualcomm, Inc.	109,900	4,153,121
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	138,100	1,995,545
		10,706,442
Computer Related Services — 4.2%
IAC/InterActiveCorp(a) (b)	92,400	3,433,584
Computers & Information — 7.3%
Cisco Systems, Inc.(a)	79,000	2,159,070
Dell, Inc.(a)	153,300	3,846,297
		6,005,367
Electrical Equipment & Electronics — 7.2%
General Electric Co.	108,300	4,029,843
Texas Instruments, Inc.	67,200	1,935,360
		5,965,203
Financial Services — 12.6%
Citigroup, Inc.	72,900	4,060,530
Countrywide Financial Corp.	105,000	4,457,250
The Goldman Sachs Group, Inc.	9,700	1,933,695
		10,451,475
Information Retrieval Services — 12.3%
Google, Inc. Cl. A(a)	9,650	4,443,632
Yahoo!, Inc.(a)	225,000	5,746,500
		10,190,132
Insurance — 9.6%
Aetna, Inc.	88,200	3,808,476
American International Group, Inc.	57,500	4,120,450
		7,928,926
Machinery & Components — 2.0%
Caterpillar, Inc.	27,300	1,674,309

	Number of Shares	Market Value
Medical Supplies — 1.9%
Boston Scientific Corp.(a)	92,600	$1,590,868
Prepackaged Software — 4.1%
Electronic Arts, Inc.(a)	66,900	3,369,084
Retail — 10.3%
Amazon.com, Inc.(a) (b)	151,700	5,986,082
The Home Depot, Inc.	62,600	2,514,016
		8,500,098
Transportation — 1.9%
FedEx Corp.	14,600	1,585,852
Travel — 2.6%
Expedia, Inc.(a)	100,300	2,104,294
TOTAL EQUITIES (Cost $80,486,153)		81,902,441
	Principal Amount
SHORT-TERM INVESTMENTS — 14.9%
Cash Equivalents — 13.8%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$285,253	285,253
American Beacon Money Market Fund(c)	98,514	98,514
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	416,908	416,908
Bank of America 5.270% 01/09/2007	219,425	219,425
Bank of America 5.310% 03/08/2007	219,425	219,425
Bank of America 5.320% 02/16/2007	65,828	65,828
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	131,655	131,655
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	438,850	438,850
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	285,253	285,253
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	109,713	109,713

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	$219,425	$219,425
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	219,425	219,425
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	65,828	65,828
BGI Institutional Money Market Fund(c)	207,290	207,290
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	329,138	329,138
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	109,713	109,713
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	109,713	109,713
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	403,742	403,742
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	329,138	329,138
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	109,713	109,713
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	219,425	219,425
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	219,425	219,425
Dreyfus Cash Management Plus Money Market Fund(c)	78,378	78,378
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	36,751	36,751
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	57,260	57,260
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	219,425	219,425

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	$87,770	$87,770
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	329,138	329,138
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	329,138	329,138
Freddie Mac Discount Note 5.231% 01/23/2007	87,326	87,326
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	109,713	109,713
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	196,570	196,570
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	307,195	307,195
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	219,425	219,425
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	175,540	175,540
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	329,138	329,138
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	131,655	131,655
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	548,563	548,563
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	197,483	197,483
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	219,425	219,425
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	324,749	324,749
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	219,425	219,425
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	43,885	43,885

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	$109,713	$109,713
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	175,540	175,540
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	438,851	438,851
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	329,138	329,138
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	87,770	87,770
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	756,935	756,935
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	114,101	114,101
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	263,310	263,310
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	131,655	131,655
		11,467,764
Repurchase Agreement — 1.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	895,002	895,002
TOTAL SHORT-TERM INVESTMENTS (Cost $12,362,766)		12,362,766
TOTAL INVESTMENTS — 113.9% (Cost $92,848,919)(f)		94,265,207
Other Assets/ (Liabilities) — (13.9%)		(11,531,342)
NET ASSETS — 100.0%		$82,733,865

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $895,350. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 03/25/2027, and an aggregate market value, including accrued interest, of $939,752.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 93.3%
COMMON STOCK — 93.3%
Aerospace & Defense — 1.3%
Honeywell International, Inc.	44,538	$2,014,899
Northrop Grumman Corp.	38,461	2,603,810
		4,618,709
Air Transportation — 0.8%
Southwest Airlines Co.	178,283	2,731,296
Automotive & Parts — 1.5%
BorgWarner, Inc.	21,541	1,271,350
Genuine Parts Co.	72,959	3,460,445
Winnebago Industries, Inc.(a)	16,778	552,164
		5,283,959
Banking, Savings & Loans — 10.5%
BB&T Corp.	62,883	2,762,450
Commerce Bancshares, Inc.	22,854	1,106,362
Fifth Third Bancorp(a)	176,561	7,226,642
Freddie Mac	93,660	6,359,514
Marshall and Ilsley Corp.	48,204	2,319,094
RAM Holdings Ltd.(b)	188,519	2,693,936
The South Financial Group, Inc.	89,267	2,373,609
SunTrust Banks, Inc.	70,598	5,962,001
Washington Federal, Inc.	191,775	4,512,466
Zions Bancorp	30,115	2,482,681
		37,798,755
Beverages — 4.3%
Anheuser-Busch Cos., Inc.	108,148	5,320,882
Coca-Cola Enterprises, Inc.	366,999	7,494,120
The Pepsi Bottling Group, Inc.	90,079	2,784,342
		15,599,344
Building Materials & Construction — 0.6%
Masco Corp.(a)	73,348	2,190,905
Chemicals — 2.9%
Compass Minerals International, Inc.	15,583	491,799
Du Pont (E.I.) de Nemours & Co.	8,825	429,866
International Flavors & Fragrances, Inc.	5,124	251,896
Minerals Technologies, Inc.	102,421	6,021,331
Nalco Holding Co.(b)	47,533	972,525

	Number of Shares	Market Value
Olin Corp.	55,277	$913,176
Rohm & Haas Co.	23,330	1,192,630
		10,273,223
Commercial Services — 3.5%
ARAMARK Corp. Cl. B	174,809	5,847,361
Genesis Lease Ltd.-Ads(b)	40,104	942,444
Republic Services, Inc.	139,886	5,689,164
		12,478,969
Communications — 0.4%
CPI International, Inc.(b)	96,173	1,442,595
Computer Integrated Systems Design — 1.2%
NCI, Inc. Cl. A(b)	102,178	1,562,302
Synopsys, Inc.(b)	24,163	645,877
Teradyne, Inc.(a) (b)	134,391	2,010,489
		4,218,668
Computers & Information — 0.3%
Diebold, Inc.(a)	21,627	1,007,818
Computers & Office Equipment — 0.5%
Pitney Bowes, Inc.	37,163	1,716,559
Containers — 0.6%
Bemis Co., Inc.	59,395	2,018,242
Cosmetics & Personal Care — 2.3%
Kimberly-Clark Corp.	120,292	8,173,841
Electric Utilities — 7.2%
Ameren Corp.(a)	107,890	5,796,930
Consolidated Edison, Inc.	28,387	1,364,563
Portland General Electric Co.(a)	231,303	6,303,007
Puget Energy, Inc.	400,499	10,156,655
Wisconsin Energy Corp.	49,943	2,370,295
		25,991,450
Electrical Equipment & Electronics — 2.5%
Hubbell, Inc. Cl. B	67,404	3,047,335
Littelfuse, Inc.(b)	108,956	3,473,517
Vishay Intertechnology, Inc.(b)	170,887	2,313,810
		8,834,662
Energy — 5.4%
Apache Corp.	30,381	2,020,640
Equitable Resources, Inc.	227,342	9,491,528
Murphy Oil Corp.(a)	68,223	3,469,140
St. Mary Land & Exploration Co.(a)	44,378	1,634,885
Xcel Energy, Inc.	120,778	2,785,141
		19,401,334

	Number of Shares	Market Value
Entertainment & Leisure — 3.9%
International Speedway Corp. Cl. A	102,867	$5,250,332
Speedway Motorsports, Inc.	224,245	8,611,008
		13,861,340
Financial Services — 2.0%
Annaly Capital Management, Inc. REIT	117,070	1,628,444
DCT Industrial Trust Inc. REIT	99,316	1,171,929
Education Realty Trust, Inc. REIT(a)	184,518	2,725,331
Nuveen Investments, Inc. Cl. A	31,713	1,645,270
		7,170,974
Foods — 4.8%
ConAgra Foods, Inc.	24,007	648,189
Diamond Foods, Inc.	225,186	4,280,786
General Mills, Inc.	47,046	2,709,850
Heinz (H. J.) Co.	165,137	7,432,816
Maple Leaf Foods, Inc.	188,283	2,005,102
		17,076,743
Forest Products & Paper — 1.7%
MeadWestvaco Corp.	80,533	2,420,822
Rayonier, Inc. REIT	21,606	886,926
Weyerhaeuser Co.	38,595	2,726,737
		6,034,485
Healthcare — 2.4%
Health Management Associates, Inc. Cl. A	172,697	3,645,634
National Dentex Corp.(b)	122,715	2,147,512
Universal Health Services, Inc. Cl. B	52,988	2,937,125
		8,730,271
Heavy Machinery — 0.8%
Altra Holdings, Inc.(a) (b)	217,730	3,059,106
Home Construction, Furnishings & Appliances — 0.7%
Whirlpool Corp.(a)	31,544	2,618,783
Household Products — 1.6%
The Clorox Co.	17,169	1,101,391
Hunter Douglas NV	28,049	2,249,772
Unilever NV NY Shares (Netherlands)	88,029	2,398,790
		5,749,953

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Industrial – Distribution — 0.7%
W.W. Grainger, Inc.	38,519	$2,694,019
Insurance — 7.1%
Ambac Financial Group, Inc.	35,990	3,205,629
Aspen Insurance Holdings Ltd.	74,798	1,971,675
Chubb Corp.	52,352	2,769,944
Gallagher (Arthur J.) & Co.(a)	10,779	318,519
Genworth Financial, Inc. Cl. A	107,000	3,660,470
The Hartford Financial Services Group, Inc.	22,241	2,075,308
Horace Mann Educators Corp.	40,915	826,483
Marsh & McLennan Cos., Inc.	112,592	3,452,071
MGIC Investment Corp.(a)	115,827	7,243,821
		25,523,920
Manufacturing — 1.1%
Applied Materials, Inc.	103,396	1,907,656
AptarGroup, Inc.	32,365	1,910,830
		3,818,486
Medical Supplies — 5.4%
Beckman Coulter, Inc.	148,477	8,878,925
Dade Behring Holdings, Inc.	35,511	1,413,693
Steris Corp.	64,297	1,618,355
Symmetry Medical, Inc.(b)	553,708	7,657,782
		19,568,755
Metals & Mining — 2.4%
Hubbell, Inc.(a)	129,394	5,758,033
Newmont Mining Corp.	60,123	2,714,553
		8,472,586
Oil & Gas — 1.3%
WGL Holdings, Inc.	149,021	4,855,104
Pharmaceuticals — 1.5%
Invitrogen Corp.(b)	35,755	2,023,375
Watson Pharmaceutical, Inc.(a) (b)	135,869	3,536,670
		5,560,045
Prepackaged Software — 0.6%
DST Systems, Inc.(a) (b)	32,473	2,033,784
Real Estate — 0.5%
British Land Co. PLC	51,717	1,739,052
Restaurants — 1.5%
OSI Restaurant Partners, Inc.	133,746	5,242,843

	Number of Shares	Market Value
Retail — 1.9%
Dollar General Corp.	310,485	$4,986,389
Lowe's Companies, Inc.	64,533	2,010,203
		6,996,592
Telephone Utilities — 3.9%
Commonwealth Telephone Enterprises, Inc.	190,127	7,958,716
Iowa Telecommunications Services, Inc.	309,349	6,097,269
		14,055,985
Toys, Games — 0.5%
Hasbro, Inc.	69,685	1,898,916
Transportation — 1.2%
Aegean Marine Petroleum Network, Inc.(a) (b)	74,062	1,214,617
Arctic Cat, Inc.	98,997	1,741,357
Heartland Express, Inc.	95,094	1,428,312
		4,384,286
TOTAL EQUITIES (Cost $316,037,610)		334,926,357
MUTUAL FUND — 1.9%
Financial Services — 1.9%
iShares S&P MidCap 400 Index Fund	87,526	7,019,585
TOTAL MUTUAL FUND (Cost $7,036,527)		7,019,585
TOTAL LONG TERM INVESTMENTS (Cost $323,074,137)		341,945,942
	Principal Amount
SHORT-TERM INVESTMENTS — 12.9%
Cash Equivalents — 8.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$760,691	$760,691
American Beacon Money Market Fund(c)	262,709	262,709
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,111,778	1,111,778
Bank of America 5.270% 01/09/2007	585,147	585,147
Bank of America 5.310% 03/08/2007	585,147	585,147
Bank of America 5.320% 02/16/2007	175,545	175,545

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	$351,088	$351,088
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,170,293	1,170,293
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	760,691	760,691
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	292,573	292,573
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	585,146	585,146
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	585,146	585,146
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	175,544	175,544
BGI Institutional Money Market Fund(c)	552,784	552,784
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	877,719	877,719
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	292,573	292,573
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	292,573	292,573
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,076,669	1,076,669
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	877,719	877,719
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	292,573	292,573
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	585,146	585,146
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	585,146	585,146
Dreyfus Cash Management Plus Money Market Fund(c)	209,013	209,013
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	98,005	98,005

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	$152,695	$152,695
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	585,146	585,146
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	234,058	234,058
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	877,719	877,719
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	877,719	877,719
Freddie Mac Discount Note 5.231% 01/23/2007	232,873	232,873
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	292,573	292,573
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	524,199	524,199
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	819,205	819,205
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	585,146	585,146
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	468,117	468,117
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	877,719	877,719
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	351,088	351,088
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,462,866	1,462,866
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	526,632	526,632
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	585,146	585,146

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$866,016	$866,016
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	585,146	585,146
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	117,029	117,029
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	292,573	292,573
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	468,117	468,117
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,170,292	1,170,292
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	877,719	877,719
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	234,058	234,058
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	2,018,536	2,018,536
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	304,276	304,276
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	702,175	702,175
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	351,088	351,088
		30,581,344
Repurchase Agreement — 4.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	15,604,256	15,604,256
TOTAL SHORT-TERM INVESTMENTS (Cost $46,185,600)		46,185,600
TOTAL INVESTMENTS — 108.1% (Cost $369,259,737)(f)		388,131,542
Other Assets/ (Liabilities) — (8.1%)		(29,225,534)
NET ASSETS — 100.0%		$358,906,008

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $15,610,325. Collateralized by a U.S. Government Agency obligation with a rate of 4.586%, maturity date of 09/01/2034, and aggregate market value, including accrued interest, of $16,384,469.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Advertising — 4.0%
aQuantive, Inc.(a)	57,600	$1,420,416
Catalina Marketing Corp.	56,000	1,540,000
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	40,700	1,135,937
Getty Images, Inc.(a)	1,700	72,794
Harte-Hanks, Inc.	1,800	49,878
Lamar Advertising Co.(a) (b)	62,200	4,067,258
Monster Worldwide, Inc.(a)	56,200	2,621,168
Omnicom Group, Inc.	2,500	261,350
WPP Group PLC Sponsored ADR (United Kingdom)	3,400	230,316
		11,399,117
Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.(a) (b)	22,800	1,782,732
Empresa Brasileira de Aeronautica SA ADR (Brazil)(b)	3,300	136,653
Rockwell Collins, Inc.	66,100	4,183,469
Spirit AeroSystems Holdings, Inc. Cl. A(a)	12,600	421,722
		6,524,576
Air Transportation — 1.0%
SkyWest, Inc.	10,100	257,651
Southwest Airlines Co.	168,300	2,578,356
		2,836,007
Apparel, Textiles & Shoes — 0.2%
Coach, Inc.(a)	8,200	352,272
Ross Stores, Inc.	3,500	102,550
Urban Outfitters, Inc.(a) (b)	3,500	80,605
		535,427
Automotive & Parts — 0.9%
Harley-Davidson, Inc.(b)	5,100	359,397
Oshkosh Truck Corp.	45,000	2,178,900
Winnebago Industries, Inc.(b)	2,500	82,275
		2,620,572
Banking, Savings & Loans — 1.0%
City National Corp.	1,000	71,200
First Horizon National Corp.	1,400	58,492
Investors Financial Services Corp.	34,200	1,459,314
Northern Trust Corp.	6,400	388,416
State Street Corp.	2,800	188,832

	Number of Shares	Market Value
SVB Financial Group(a)	12,200	$568,764
Synovus Financial Corp.	4,800	147,984
UCBH Holdings, Inc.	4,200	73,752
		2,956,754
Beverages — 0.3%
Cott Corp.(a) (b)	63,000	901,530
Broadcasting, Publishing & Printing — 0.1%
Citadel Broadcasting Corp.	6,200	61,752
The McGraw-Hill Companies, Inc.	1,300	88,426
Meredith Corp.	1,100	61,985
Salem Communications Corp. Cl. A	4,900	58,555
The Scripps (E.W.) Co. Cl. A	1,600	79,904
		350,622
Chemicals — 0.1%
Symyx Technologies, Inc.(a)	2,600	56,134
The Valspar Corp.	4,000	110,560
		166,694
Commercial Services — 7.0%
Aercap Holdings Nv(a)	28,100	651,358
American Reprographics Co.(a)	3,200	106,592
Apollo Group, Inc. Cl. A(a) (b)	1,400	54,558
Block (H&R), Inc.(b)	2,600	59,904
Cintas Corp.	3,900	154,869
The Corporate Executive Board Co.(b)	2,800	245,560
Decode Genetics, Inc.(a) (b)	9,500	43,035
DeVry, Inc.	2,900	81,200
Dun & Bradstreet Corp.(a)	1,700	140,743
Ecolab, Inc.	4,400	198,880
Equifax, Inc.	2,400	97,440
Fastenal Co.(b)	42,800	1,535,664
Fluor Corp.(b)	3,200	261,280
Gen-Probe, Inc.(a)	22,800	1,194,036
Global Payments, Inc.	32,900	1,523,270
Iron Mountain, Inc.(a) (b)	52,900	2,186,886
ITT Educational Services, Inc.(a)	1,400	92,918
Laureate Education, Inc.(a)	24,000	1,167,120
LECG Corp.(a)	3,000	55,440
Manpower, Inc.	45,600	3,416,808
MoneyGram International, Inc.(b)	52,000	1,630,720
Moody's Corp.	2,900	200,274
Paychex, Inc.	8,100	320,274

	Number of Shares	Market Value
QIAGEN NV(a) (b)	30,900	$467,517
Quest Diagnostics	2,600	137,800
Resources Connection, Inc.(a)	12,000	382,080
Ritchie Bros. Auctioneers, Inc.	3,600	192,744
Robert Half International, Inc.(b)	35,300	1,310,336
SAIC, Inc.(a) (b)	26,400	469,656
Stericycle, Inc.(a)	2,700	203,850
United Rentals, Inc.(a) (b)	54,700	1,391,021
		19,973,833
Communications — 5.9%
American Tower Corp. Cl. A(a)	87,300	3,254,544
Ciena Corp.(a)	27,400	759,254
Crown Castle International Corp.(a)	110,900	3,582,070
EchoStar Communications Corp. Cl. A(a)	24,300	924,129
Harris Corp.	54,000	2,476,440
Rogers Communications, Inc. Cl. B(b)	52,200	3,111,120
SBA Communications Corp. Cl. A(a)	35,700	981,750
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	121,000	1,748,450
		16,837,757
Computer & Other Data Processing Service — 0.3%
Baidu.com ADR (China)(a) (b)	1,300	146,536
IHS, Inc. Cl. A(a)	20,300	801,444
		947,980
Computer Integrated Systems Design — 2.5%
Autodesk, Inc.(a)	40,500	1,638,630
Avid Technology, Inc.(a) (b)	38,600	1,438,236
Cadence Design Systems, Inc.(a) (b)	3,600	64,476
Cogent, Inc.(a) (b)	56,400	620,964
F5 Networks, Inc.(a)	1,300	96,473
Jack Henry & Associates, Inc.	53,300	1,140,620
National Instruments Corp.	2,400	65,376
Synopsys, Inc.(a)	3,400	90,882
Teradyne, Inc.(a) (b)	133,200	1,992,672
Websense, Inc.(a)	4,500	102,735
		7,251,064

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp. Cl. A(a)	3,200	$246,912
VeriSign, Inc.(a)	123,800	2,977,390
		3,224,302
Computer Related Services — 1.7%
CACI International, Inc. Cl. A(a)	28,300	1,598,950
Checkfree Corp.(a) (b)	48,700	1,955,792
CNET Networks, Inc.(a) (b)	140,300	1,275,327
		4,830,069
Computers & Information — 3.2%
CDW Corp.(b)	1,200	84,384
Cognos, Inc.(a)	1,700	72,182
Comverse Technology, Inc.(a)	32,000	675,520
International Game Technology	72,900	3,367,980
Jabil Circuit, Inc.	76,100	1,868,255
Satyam Computer Services Ltd. ADR (India)(b)	6,400	153,664
Seagate Technology	16,000	424,000
Symbol Technologies, Inc.	153,000	2,285,820
Zebra Technologies Corp. Cl. A(a)	1,900	66,101
		8,997,906
Containers — 0.0%
Sealed Air Corp.	900	58,428
Cosmetics & Personal Care — 0.1%
Avon Products, Inc.(b)	8,000	264,320
Data Processing & Preparation — 0.1%
FactSet Research Systems, Inc.	2,500	141,200
Fiserv, Inc.(a)	1,300	68,146
SEI Investments Co.	1,300	77,428
		286,774
Electric Utilities — 0.1%
AES Corp.(a)	14,000	308,560
Electrical Equipment & Electronics — 9.5%
Altera Corp.(a)	115,800	2,278,944
Ametek, Inc.	97,700	3,110,768
Analog Devices, Inc.	9,400	308,978
Broadcom Corp. Cl. A(a) (b)	6,000	193,860
Cymer, Inc.(a)	1,400	61,530
Dolby Laboratories, Inc. Cl. A(a)	39,400	1,222,188
Fairchild Semiconductor International, Inc.(a)	36,600	615,246
First Solar, Inc.(a)	20,200	601,960
Flextronics International Ltd.(a)	130,300	1,495,844

	Number of Shares	Market Value
FLIR Systems, Inc.(a) (b)	59,200	$1,884,336
Garmin Ltd.(b)	20,400	1,135,464
Gentex Corp.	3,900	60,684
Integrated Device Technology, Inc.(a)	6,100	94,428
Intersil Corp. Cl. A(b)	84,300	2,016,456
KLA-Tencor Corp.(b)	2,300	114,425
Linear Technology Corp.(b)	10,600	321,392
Marvell Technology Group Ltd.(a) (b)	133,700	2,565,703
Maxim Integrated Products, Inc.(b)	9,400	287,828
MEMC Electronic Materials, Inc.(a)	3,500	136,990
Microchip Technology, Inc.	56,500	1,847,550
National Semiconductor Corp.	70,000	1,589,000
PMC-Sierra, Inc.(a) (b)	165,900	1,113,189
QLogic Corp.(a)	3,600	78,912
Semtech Corp.(a)	4,000	52,280
Silicon Laboratories, Inc.(a)	5,600	194,040
Spansion LLC Cl. A(a)	44,300	658,298
SunPower Corp. Cl. A(a) (b)	19,600	728,532
Xilinx, Inc.(b)	92,000	2,190,520
		26,959,345
Energy — 4.5%
Bill Barrett Corp.(a) (b)	2,700	73,467
BJ Services Co.	102,500	3,005,300
CNX Gas Corp.(a)	8,900	226,950
Compton Petroleum Corp.(a)	4,800	43,776
Core Laboratories NV(a) (b)	1,300	105,300
Diamond Offshore Drilling, Inc.(b)	1,500	119,910
EOG Resources, Inc.	48,000	2,997,600
Mariner Energy, Inc.(a)	4,200	82,320
Murphy Oil Corp.	36,400	1,850,940
Nabors Industries Ltd.(a) (b)	3,700	110,186
TETRA Technologies, Inc.(a)	24,100	616,478
Ultra Petroleum Corp. (a)	1,900	90,725
Weatherford International Ltd.(a)	4,600	192,234
The Williams Cos., Inc.	8,700	227,244
XTO Energy, Inc.	66,600	3,133,530
		12,875,960
Entertainment & Leisure — 0.4%
Brunswick Corp.	1,900	60,610
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	32,800	967,272
Shuffle Master, Inc.(a) (b)	5,900	154,580

	Number of Shares	Market Value
WMS Industries, Inc.(a)	2,400	$83,664
		1,266,126
Financial Services — 4.1%
Affiliated Managers Group, Inc.(a) (b)	800	84,104
BlackRock, Inc. Cl. A(b)	1,400	212,660
CBOT Holdings, Inc. Cl. A(a) (b)	2,300	348,381
Chicago Mercantile Exchange Holdings, Inc.	700	356,825
E*TRADE Financial Corp.(a)	83,800	1,878,796
East West Bancorp, Inc.	2,400	85,008
Eaton Vance Corp.	65,600	2,165,456
Federated Investors, Inc. Cl. B	2,100	70,938
Fidelity National Information Services, Inc.	32,500	1,302,925
IntercontinentalExchange, Inc.(a)	12,400	1,337,960
International Securities Exchange, Inc.	1,700	79,543
Janus Capital Group, Inc.	4,700	101,473
Lazard Ltd. Cl. A(b)	2,900	137,286
Legg Mason, Inc.	15,100	1,435,255
Nuveen Investments, Inc. Cl. A	33,000	1,712,040
Nymex Holdings Inc.(a) (b)	700	86,807
optionsXpress Holdings, Inc.	2,600	58,994
The Charles Schwab Corp.	4,100	79,294
TD Ameritrade Holding Corp.	4,400	71,192
		11,604,937
Foods — 0.4%
The Hershey Co.(b)	4,000	199,200
McCormick & Co., Inc.	2,700	104,112
Panera Bread Co. Cl. A(a) (b)	7,700	430,507
Wm. Wrigley Jr. Co.	4,800	248,256
		982,075
Healthcare — 5.4%
Community Health Systems, Inc.(a) (b)	43,000	1,570,360
Coventry Health Care, Inc.(a)	19,900	995,995
DaVita, Inc.(a)	18,600	1,057,968
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	125,300	1,848,175
Express Scripts, Inc.(a)	23,100	1,653,960
Health Management Associates, Inc. Cl. A(b)	67,800	1,431,258
Health Net, Inc.(a)	32,600	1,586,316

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Healthways, Inc.(a) (b)	2,400	$114,504
Human Genome Sciences, Inc.(a) (b)	50,000	622,000
Humana, Inc.(a)	2,800	154,868
Laboratory Corp. of America Holdings(a) (b)	13,800	1,013,886
LifePoint Hospitals, Inc.(a)	1,800	60,660
Lincare Holdings, Inc.(a) (b)	3,600	143,424
Manor Care, Inc.(b)	65,000	3,049,800
		15,303,174
Heavy Construction — 0.0%
Foster Wheeler Ltd.(a)	1,800	99,252
Heavy Machinery — 0.7%
Cameron International Corp.(a)	36,800	1,952,240
Home Construction, Furnishings & Appliances — 1.2%
Centex Corp.(b)	2,000	112,540
Harman International Industries, Inc.	27,900	2,787,489
HNI Corp.(b)	2,100	93,261
KB Home	1,800	92,304
Lennar Corp. Cl. A	2,200	115,412
Meritage Homes Corp.(a)	1,100	52,492
Pulte Homes, Inc.	2,400	79,488
Toll Brothers, Inc.(a) (b)	2,300	74,129
		3,407,115
Household Products — 0.0%
The Clorox Co.(b)	1,100	70,565
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	2,800	195,832
Industrial – Diversified — 1.1%
Danaher Corp.	15,900	1,151,796
ITT Industries, Inc.	32,500	1,846,650
		2,998,446
Information Retrieval Services — 1.6%
ChoicePoint, Inc.(a)	46,600	1,835,108
Digital River, Inc.(a)	2,600	145,054
Juniper Networks, Inc.(a)	127,000	2,405,380
Sina Corp.(a) (b)	2,800	80,360
		4,465,902
Insurance — 2.0%
Ambac Financial Group, Inc.	700	62,349
Arch Capital Group Ltd.(a)	1,900	128,459
Assurant, Inc.(b)	31,500	1,740,375
Axis Capital Holdings Ltd.	55,400	1,848,698
Brown & Brown, Inc.	4,000	112,840

	Number of Shares	Market Value
Cigna Corp.	1,100	$144,727
Markel Corp.(a)	200	96,020
Marsh & McLennan Cos., Inc.	3,000	91,980
MBIA, Inc.	1,000	73,060
OneBeacon Insurance Group Ltd.(a)	3,200	89,600
Principal Financial Group, Inc.	20,000	1,174,000
RenaissanceRe Holdings Ltd.	1,500	90,000
Willis Group Holdings Ltd.	2,100	83,391
		5,735,499
Lodging — 1.2%
Boyd Gaming Corp.	2,400	108,744
Choice Hotels International, Inc.	3,800	159,980
Hilton Hotels Corp.	9,500	331,550
Marriott International, Inc. Cl. A	7,400	353,128
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	900	19,134
Starwood Hotels & Resorts Worldwide, Inc.	3,900	243,750
Station Casinos, Inc.(b)	900	73,503
Wynn Resorts Ltd.(b)	24,000	2,252,400
		3,542,189
Machinery & Components — 3.9%
FMC Technologies, Inc.(a)	43,000	2,650,090
Graco, Inc.(b)	4,300	170,366
Grant Prideco, Inc.(a)	7,000	278,390
IDEX Corp.	1,500	71,115
Joy Global, Inc.	3,200	154,688
Pall Corp.	2,500	86,375
Roper Industries, Inc.	85,500	4,295,520
Smith International, Inc.(b)	80,600	3,310,242
		11,016,786
Manufacturing — 0.7%
American Standard Cos., Inc.	38,300	1,756,055
Avery Dennison Corp.	1,700	115,481
Lam Research Corp.(a)	1,900	96,178
Millipore Corp.(a) (b)	1,500	99,900
		2,067,614
Medical Supplies — 3.3%
Allergan, Inc.	2,700	323,298
American Medical Systems Holdings, Inc.(a) (b)	3,800	70,376
ArthoCare Corp.(a) (b)	1,300	51,896
Bard (C.R.), Inc.(b)	11,400	945,858
Becton, Dickinson & Co.	1,300	91,195
Dade Behring Holdings, Inc.	2,000	79,620
Dentsply International, Inc.	2,500	74,625

	Number of Shares	Market Value
Edwards Lifesciences Corp.(a)	50,200	$2,361,408
Henry Schein, Inc.(a) (b)	2,300	112,654
Hologic, Inc.(a) (b)	1,200	56,736
II-VI, Inc.(a)	3,500	97,790
Integra LifeSciences Holdings Corp.(a) (b)	1,400	59,626
Kyphon, Inc.(a) (b)	1,800	72,720
Patterson Cos., Inc.(a)	1,800	63,918
Resmed, Inc.(a)	17,500	861,350
Respironics, Inc.(a)	2,900	109,475
St. Jude Medical, Inc.(a)	47,400	1,732,944
Techne Corp.(a)	3,600	199,620
Thermo Fisher Scientific, Inc.(a)	33,200	1,503,628
Varian Medical Systems, Inc.(a)	3,500	166,495
Ventana Medical Systems, Inc.(a)	1,100	47,333
Waters Corp.(a)	3,500	171,395
Zimmer Holdings, Inc.(a) (b)	1,900	148,922
		9,402,882
Metals & Mining — 1.9%
CONSOL Energy, Inc.	75,200	2,416,176
Foundation Coal Holdings, Inc.	27,400	870,224
Newmont Mining Corp.	14,700	663,705
Precision Castparts Corp.(b)	4,400	344,432
Teck Cominco Ltd. Cl. B	15,200	1,145,320
		5,439,857
Pharmaceuticals — 7.4%
Alkermes, Inc.(a)	59,500	795,515
Amylin Pharmaceuticals, Inc.(a) (b)	10,300	371,521
Atherogenics, Inc.(a) (b)	5,300	52,523
Barr Pharmaceuticals, Inc.(a)	46,000	2,305,520
Celgene Corp.(a) (b)	6,900	396,957
Cephalon, Inc.(a) (b)	50,800	3,576,828
Charles River Laboratories International, Inc.(a)	1,600	69,200
Genzyme Corp.(a)	1,500	92,370
Gilead Sciences, Inc.(a)	14,700	954,471
Invitrogen Corp.(a)	800	45,272
Martek Biosciences Corp.(a) (b)	2,500	58,350
Medco Health Solutions, Inc.(a)	5,300	283,232
MedImmune, Inc.(a) (b)	95,200	3,081,624
Millennium Pharmaceuticals, Inc.(a) (b)	6,200	67,580
Nektar Therapeutics(a) (b)	3,500	53,235

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Neurocrine Biosciences, Inc.(a) (b)	3,400	$35,428
Omnicare, Inc.(b)	46,900	1,811,747
OSI Pharmaceuticals, Inc.(a) (b)	21,000	734,580
PDL BioPharma, Inc.(a) (b)	34,600	696,844
Sepracor, Inc.(a)	33,600	2,069,088
Sigma-Aldrich Corp.(b)	800	62,176
Theravance, Inc.(a)	25,800	796,962
Valeant Pharmaceuticals International	70,900	1,222,316
Vertex Pharmaceuticals, Inc.(a)	40,000	1,496,800
		21,130,139
Prepackaged Software — 4.4%
Activision, Inc.(a) (b)	9,400	162,056
Adobe Systems, Inc.(a)	35,600	1,463,872
Check Point Software Technologies Ltd.(a)	3,400	74,528
Citrix Systems, Inc.(a)	3,800	102,790
DST Systems, Inc.(a) (b)	48,400	3,031,292
Electronic Arts, Inc.(a)	5,500	276,980
Fair Isaac Corp.	1,500	60,975
Hyperion Solutions Corp.(a)	1,900	68,286
Intuit, Inc.(a)	39,500	1,205,145
McAfee, Inc.(a)	42,700	1,211,826
NAVTEQ Corp.(a) (b)	64,300	2,248,571
Red Hat, Inc.(a) (b)	91,200	2,097,600
Salesforce.com, Inc.(a)	11,500	419,175
THQ, Inc.(a) (b)	3,000	97,560
		12,520,656
Restaurants — 1.1%
The Cheesecake Factory(a)	45,400	1,116,840
P.F. Chang's China Bistro, Inc.(a) (b)	18,000	690,840
Tim Hortons, Inc.	43,700	1,265,552
		3,073,232
Retail — 6.4%
Advance Auto Parts, Inc.	46,000	1,635,760
Amazon.com, Inc.(a) (b)	79,800	3,148,908
Bed Bath & Beyond, Inc.(a) (b)	53,400	2,034,540
Best Buy Co., Inc.	28,600	1,406,834
Carmax, Inc.(a) (b)	32,600	1,748,338
Dick's Sporting Goods, Inc.(a) (b)	2,200	107,778
Dollar General Corp.	4,900	78,694
Family Dollar Stores, Inc.	3,700	108,521
Fred's, Inc.(b)	5,300	63,812
Men's Wearhouse, Inc.	2,100	80,346

	Number of Shares	Market Value
MSC Industrial Direct Co. Cl. A	8,100	$317,115
O'Reilly Automotive, Inc.(a) (b)	58,800	1,885,128
Petsmart, Inc.	89,300	2,577,198
Shoppers Drug Mart Corp. CAD27,000	1,167,146
Staples, Inc.	5,000	133,500
Tiffany & Co.	6,400	251,136
The TJX Cos., Inc.	10,100	287,648
Tractor Supply Co.(a)	1,900	84,949
Williams-Sonoma, Inc.(b)	36,600	1,150,704
		18,268,055
Retail – Grocery — 0.2%
Whole Foods Market, Inc.(b)	12,000	563,160
Telecommunications — 0.5%
Time Warner Telecom, Inc. Cl. A(a) (b)	75,800	1,510,694
Telephone Utilities — 1.7%
ADTRAN, Inc.	31,500	715,050
Amdocs Ltd.(a) (b)	54,400	2,108,000
Leap Wireless International, Inc.(a)	30,500	1,813,835
NeuStar, Inc. Cl. A(a) (b)	3,800	123,272
NII Holdings, Inc. Cl. B(a) (b)	3,200	206,208
		4,966,365
Transportation — 1.5%
Discovery Holding Co. Cl. A(a)	88,500	1,423,965
Expeditors International of Washington, Inc.	5,200	210,600
Landstar System, Inc.	5,600	213,808
Robinson (C.H.) Worldwide, Inc.(b)	4,400	179,916
Royal Caribbean Cruises Ltd.	3,100	128,278
Thor Industries, Inc.(b)	2,200	96,778
UTI Worldwide, Inc.	69,500	2,078,050
		4,331,395
TOTAL EQUITIES (Cost $274,655,807)		277,021,784
	Principal Amount
SHORT-TERM INVESTMENTS — 26.4%
Cash Equivalents — 23.5%(d)
Abbey National PLC Eurodollar Overnight 5.280% 01/05/2007	$1,664,194	1,664,194

	Principal Amount	Market Value
American Beacon Funds Money Market Fund(c)	$574,740	$574,740
BancoBilbao Vizcaya Argentaria SA Eurodollar Overnight 5.310% 01/03/2007	2,432,287	2,432,287
Bank of America 5.310% 03/08/2007	1,280,151	1,280,151
Bank of America Bank Note 5.270% 01/09/2007	1,280,151	1,280,151
Bank of America Bank Note 5.320% 02/16/2007	384,046	384,046
Bank Of Nova Scotia Eurodollar Term 5.290% 01/30/2007	768,091	768,091
Bank Of Nova Scotia Eurodollar Term 5.290% 02/06/2007	2,560,303	2,560,303
Bank Of Nova Scotia Eurodollar Term 5.300% 02/27/2007	1,664,196	1,664,196
The Bank of the West Eurodollar Term 5.285% 01/17/2007	640,076	640,076
Barclays Eurodollar Overnight 5.300% 01/03/2007	1,280,151	1,280,151
Barclays Eurodollar Term 5.310% 02/20/2007	1,280,151	1,280,151
Barclays Eurodollar Term 5.320% 02/13/2007	384,046	384,046
BGI Institutional Money Market Fund Money Market Fund(c)	1,209,350	1,209,350
Calyon Eurodollar Term 5.290% 03/05/2007	1,920,227	1,920,227
Calyon Eurodollar Term 5.310% 02/16/2007	640,076	640,076
Calyon Eurodollar Term 5.310% 02/22/2007	640,076	640,076
Canadian Imperial Bank of Commerce Eurodollar Term 5.310% 01/29/2007	2,355,478	2,355,478
Citigroup Eurodollar Term 5.305% 03/05/2007	1,920,227	1,920,227
Citigroup Eurodollar Term 5.310% 03/16/2007	640,076	640,076
Commonwealth Bank of Australia Domestic Fixed CP 5.291% 01/08/2007	1,280,151	1,280,151

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Term 5.285% 01/16/2007	$1,280,151	$1,280,151
Dreyfus Cash Management Plus Fund Money Market Fund(c)	457,267	457,267
Federal Home Loan Bank Agency Discount Note 5.207% 01/19/2007	334,058	334,058
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	214,410	214,410
First Tennessee National Corporation Eurodollar Term 5.290% 01/18/2007	1,280,151	1,280,151
Fortis Bank Eurodollar Overnight 5.295% 01/02/2007	512,061	512,061
Fortis Bank Eurodollar Term 5.300% 01/24/2007	1,920,227	1,920,227
Fortis Bank Eurodollar Term 5.300% 01/26/2007	1,920,227	1,920,227
Freddie Mac Agency Discount Note 5.231% 01/23/2007	509,467	509,467
General Electric Capital Corporation Domestic Fixed CP 5.296% 01/26/2007	640,076	640,076
Goldman Sachs Financial Square Prime Obligations Fund Money Market Fund(c)	1,146,813	1,146,813
HBOS Halifax Bank of Scotland Eurodollar Term 5.300% 01/25/2007	1,280,151	1,280,151
HBOS Halifax Bank of Scotland Eurodollar Term 5.305% 03/14/2007	1,024,121	1,024,121
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,792,211	1,792,211
Lloyds TSB Bank Eurodollar Term 5.300% 02/26/2007	1,920,227	1,920,227

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Term 5.300% 03/19/2007	$768,091	$768,091
Rabobank Nederland Eurodollar Overnight 5.250% 01/02/2007	3,200,377	3,200,377
Rabobank Nederland Eurodollar Term 5.300% 03/05/2007	1,152,136	1,152,136
Royal Bank of Canada Eurodollar Term 5.310% 02/14/2007	1,280,151	1,280,151
Royal Bank of Canada Eurodollar Term 5.310% 02/15/2007	1,894,624	1,894,624
Royal Bank of Scotland Eurodollar Term 5.280% 01/11/2007	1,280,151	1,280,151
Royal Bank of Scotland Eurodollar Term 5.290% 01/16/2007	256,030	256,030
Royal Bank of Scotland Eurodollar Term 5.290% 02/09/2007	640,076	640,076
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,024,121	1,024,121
Societe Generale Eurodollar Overnight 5.313% 01/02/2007	512,061	512,061
Societe Generale Eurodollar Term 5.270% 01/19/2007	2,560,303	2,560,303
Societe Generale Eurodollar Term 5.290% 02/01/2007	1,920,227	1,920,227
Svenska Handlesbanken Eurodollar Overnight 5.250% 01/02/2007	4,416,044	4,416,044
UBS AG Eurodollar Overnight 5.290% 01/02/2007	665,679	665,679
UBS AG Eurodollar Overnight 5.300% 01/04/2007	1,536,181	1,536,181
UBS AG Eurodollar Overnight 5.300% 01/05/2007	768,091	768,091
		66,904,205

	Principal Amount	Market Value
Repurchase Agreement — 2.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$8,321,302	$8,321,302
TOTAL SHORT-TERM INVESTMENTS (Cost $75,225,507)		75,225,507
TOTAL INVESTMENTS — 123.5% (Cost $349,881,314)(f)		352,247,291
Other Assets/ (Liabilities) — (23.5%)		(67,098,775)
NET ASSETS — 100.0%		$285,148,516

Notes to Portfolio of Investments

ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. (Note 2).
(c)	Amount represents shares owned of the fund.
(d)	Represents investments of security lending collateral. (Note 2).
(e)	Maturity value of $8,324,538. Collateralized by a US Government Obligation with a rate of 7.625%, maturity date of 01/25/2030, and an aggregate market value, including accrued interest, of $8,737,367.
(f)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Advertising — 0.2%
Catalina Marketing Corp.	13,600	$374,000
Aerospace & Defense — 0.7%
Sequa Corp. Cl. A(a)	8,800	1,012,528
Triumph Group, Inc.(b)	7,900	414,197
		1,426,725
Agribusiness — 0.3%
Delta & Pine Land Co.	13,700	554,165
Apparel, Textiles & Shoes — 3.3%
Brown Shoe Co., Inc.	41,110	1,962,591
Jones Apparel Group, Inc.	30,536	1,020,818
Kellwood Co.(b)	74,838	2,433,732
Perry Ellis International, Inc.(a)	27,570	1,130,370
Syms Corp.(a)	16,585	330,207
		6,877,718
Automotive & Parts — 2.1%
Asbury Automotive Group, Inc.	40,811	961,507
AutoNation, Inc.(a)	8,500	181,220
Group 1 Automotive, Inc.	16,900	874,068
Sonic Automotive, Inc.	77,200	2,241,888
		4,258,683
Banking, Savings & Loans — 14.4%
Bank Mutual Corp.	63,825	772,921
Bankfinancial Corp.	10,500	187,005
Bankunited Financial Corp. Cl. A	16,400	458,544
Banner Corp.	4,800	212,832
Capitol Bancorp Ltd.	11,500	531,300
Cardinal Financial Corp.	20,000	205,000
Cascade Bancorp(b)	36,698	1,138,739
Cathay General Bancorp	14,460	499,015
Central Pacific Financial Corp.	32,700	1,267,452
Chemical Financial Corp.	6,100	203,130
Credit Acceptance Corp.(a)	3,819	127,287
Dollar Financial Corp.(a)	6,800	189,448
Downey Financial Corp.(b)	40,198	2,917,571
First Indiana Corp.	13,400	339,824
First Merchants Corp.	6,100	165,859
First Niagara Financial Group, Inc.	56,600	841,076
First Regional Bancorp/Los Angeles, CA(a)	15,700	535,213
First South Bancorp, Inc.(b)	162	5,166
First State Bancorp	8,100	200,475

	Number of Shares	Market Value
Frontier Financial Corp.(b)	34,450	$1,006,974
Greater Bay Bancorp	50,714	1,335,300
Hanmi Financial Corp.	121,419	2,735,570
Heartland Financial USA, Inc.(b)	14,214	410,074
Horizon Financial Corp.	87	2,093
Intervest Bancshares Corp.(a)	18,835	648,112
Mid-State Bancshares	15,500	564,045
Northern Empire Bancshares(a)	6,100	180,194
Partners Trust Financial Group, Inc.	86,000	1,001,040
PFF Bancorp, Inc.	14,000	483,140
Placer Sierra Bancshares	38,100	905,637
Preferred Bank/Los Angeles, CA	29,183	1,753,606
Provident Financial Services, Inc.	66,900	1,212,897
Seacoast Banking Corp. of Florida(b)	5,700	141,360
Shore Bancshares, Inc.	376	11,340
Southwest Bancorp, Inc.	10,500	292,530
Sterling Bancshares, Inc.	19,350	251,937
TierOne Corp.	15,300	483,633
TriCo Bancshares	1,153	31,373
Trustmark Corp.	36,800	1,203,728
Umpqua Holdings Corp.	69,938	2,058,275
United Bankshares, Inc.	17,500	676,375
World Acceptance Corp.(a)	36,478	1,712,642
		29,899,732
Beverages — 0.2%
MGP Ingredients, Inc.(b)	20,088	454,190
Broadcasting, Publishing & Printing — 2.3%
American Greetings Corp. Cl. A	51,401	1,226,942
Cox Radio, Inc. Cl. A(a)	55,911	911,349
Scholastic Corp.(a)	73,400	2,630,656
		4,768,947
Building Materials & Construction — 1.6%
Comfort Systems USA, Inc.	75,700	956,848
Emcor Group, Inc.(a)	43,400	2,467,290
		3,424,138
Chemicals — 3.5%
AEP Industries, Inc.(a)	5,300	282,542
CF Industries Holdings, Inc.	12,400	317,936
Innospec, Inc.	10,976	510,933
NewMarket Corp.	22,837	1,348,525
OM Group, Inc.(a)	61,023	2,763,121

	Number of Shares	Market Value
PolyOne Corp.(a)	31,600	$237,000
Schulman (A.), Inc.	11,800	262,550
Usec, Inc.(a)	127,397	1,620,490
		7,343,097
Commercial Services — 6.9%
Convergys Corp.(a)	32,200	765,716
CPI Corp.	43,579	2,025,988
ICT Group, Inc.(a)	6,800	214,812
Ikon Office Solutions, Inc.	176,890	2,895,689
MPS Group, Inc.(a)	75,973	1,077,297
PHH Corp.(a)	20,100	580,287
Rewards Network, Inc.(a)	9,438	65,594
Service Corp. International	66,313	679,708
Sitel Corp.(a)	45,538	192,170
Spherion Corp.(a)	206,384	1,533,433
Universal Compression Holdings, Inc.(a)	24,218	1,504,180
Volt Information Sciences, Inc.(a) (b)	53,402	2,681,314
		14,216,188
Communications — 3.2%
Carrier Access Corp.(a)	107,410	704,610
CT Communications, Inc.	46,109	1,056,818
Ditech Networks, Inc.(a)	23,991	166,018
InterDigital Communications Corp.(a) (b)	28,690	962,550
Polycom, Inc.(a) (b)	92,700	2,865,357
UTStarcom, Inc.(a) (b)	111,619	976,666
		6,732,019
Computer Integrated Systems Design — 2.4%
Ansoft Corp.(a)	25,708	714,682
Mentor Graphics Corp.(a)	163,100	2,940,693
Netscout Systems, Inc.(a)	34,976	290,301
SYNNEX Corp.(a)	9,200	201,848
Synopsys, Inc.(a)	32,400	866,052
		5,013,576
Computer Programming Services — 1.0%
Covansys Corp.(a)	25,600	587,520
RealNetworks, Inc.(a)	141,018	1,542,737
		2,130,257
Computer Related Services — 0.1%
Electro Rent Corp.(a)	2,098	35,037
Ingram Micro, Inc. Cl. A(a)	9,100	185,731
		220,768
Computers & Information — 0.2%
Tech Data Corp.(a)	11,223	425,015

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cosmetics & Personal Care — 0.0%
Stepan Co.	1,267	$40,126
Data Processing & Preparation — 0.4%
CSG Systems International, Inc.(a)	28,995	775,036
Electric Utilities — 4.0%
Avista Corp.	79,553	2,013,486
Central Vermont Public Service Corp.	2,623	61,772
Idacorp, Inc.	57,300	2,214,645
NorthWestern Corp.	40,000	1,415,200
OGE Energy Corp.	6,100	244,000
Reliant Energy, Inc.(a)	44,000	625,240
UIL Holdings Corp.	18,016	760,095
Westar Energy, Inc.	35,000	908,600
		8,243,038
Electrical Equipment & Electronics — 1.6%
Acuity Brands, Inc.	11,400	593,256
Anaren, Inc.(a)	54,171	962,077
Atmel Corp.(a)	33,900	205,095
Belden CDT, Inc.	9,641	376,867
Exar Corp.(a)	15,717	204,321
Gerber Scientific, Inc.(a)	22,300	280,088
Intevac, Inc.(a)	12,400	321,780
Lattice Semiconductor Corp.(a)	45,400	294,192
		3,237,676
Energy — 2.6%
Holly Corp.	38,728	1,990,619
The Laclede Group, Inc.	4,400	154,132
Oneok, Inc.	14,000	603,680
Peoples Energy Corp.	505	22,508
Swift Energy Co.(a) (b)	57,467	2,575,096
		5,346,035
Entertainment & Leisure — 0.2%
Dover Downs Gaming & Entertainment, Inc.	28,200	377,034
Financial Services — 13.1%
Agree Realty Corp. REIT	9,000	309,330
American Home Mortgage Investment Corp. REIT(b)	82,702	2,904,494
Anthracite Capital, Inc. REIT(b)	178,454	2,271,719
Arbor Realty Trust, Inc. REIT	42,400	1,275,816
Capital Southwest Corp.	2,500	315,600
CentraCore Properties Trust REIT	6,160	199,153
Chittenden Corp.	54,129	1,661,219
Cousins Properties, Inc.	8,800	310,376
Crystal River Capital Inc.	8,500	217,005

	Number of Shares	Market Value
Entertainment Properties Trust REIT	10,633	$621,393
Franklin Street Properties Corp. REIT	13,258	279,081
Gladstone Capital Corp.(b)	9,000	214,740
Gramercy Capital Corp. REIT	13,600	420,104
HRPT Properties Trust	140,600	1,736,410
JER Investors Trust, Inc. REIT	25,130	519,437
Knight Capital Group, Inc. Cl. A(a)	17,247	330,625
Medallion Financial Corp.	24,183	299,144
Medical Properties Trust, Inc. REIT(b)	112,691	1,724,172
Newkirk Realty Trust, Inc.(b)	57,172	1,031,383
NorthStar Realty Finance Corp. REIT	89,900	1,489,643
RAIT Financial Trust	45,000	1,551,600
Redwood Trust, Inc.(b)	45,266	2,629,049
Resource Capital Corp.	16,000	271,200
Senior Housing Properties Trust	83,900	2,053,872
Spirit Finance Corp. REIT	168,100	2,096,207
SWS Group, Inc.	6,944	247,901
Winston Hotels, Inc. REIT	15,400	204,050
		27,184,723
Food Retailers — 0.2%
Ingles Markets, Inc. Cl. A	16,530	492,429
Foods — 2.7%
Great Atlantic & Pacific Tea Co.(b)	8,430	216,988
Imperial Sugar Co.(b)	20,000	484,200
Performance Food Group Co.(a) (b)	29,900	826,436
Premium Standard Farms, Inc.	7,331	136,137
Ralcorp Holdings, Inc.(a)	16,000	814,240
Seaboard Corp.(b)	569	1,004,285
Sensient Technologies Corp.	47,600	1,170,960
Smart & Final, Inc.(a)	28,300	534,870
Spartan Stores, Inc.	21,368	447,232
		5,635,348
Forest Products & Paper — 1.3%
Buckeye Technologies, Inc.(a)	22,400	268,352
Greif, Inc. Cl. A	2,300	272,320
Rock-Tenn Co. Cl. A	62,827	1,703,240
United Stationers, Inc.(a)	10,051	469,281
		2,713,193

	Number of Shares	Market Value
Healthcare — 1.0%
CorVel Corp.(a)	27,663	$1,315,929
Medcath Corp.(a)	24,800	678,528
		1,994,457
Heavy Construction — 0.9%
AMREP Corp.(b)	14,460	1,771,350
Heavy Machinery — 0.8%
NACCO Industries, Inc. Cl. A	12,378	1,690,835
Home Construction, Furnishings & Appliances — 1.4%
Furniture Brands International, Inc.(b)	53,800	873,174
Kimball International, Inc. Cl. B	30,327	736,946
Tempur-Pedic International, Inc.(a) (b)	65,000	1,329,900
		2,940,020
Industrial – Diversified — 0.1%
Ameron International Corp.	2,700	206,199
Information Retrieval Services — 0.3%
Digital River, Inc.(a)	10,500	585,795
Insurance — 6.9%
Alleghany Corp.(a)	1,200	436,320
American Physicians Capital, Inc.(a)	15,900	636,636
AMERIGROUP Corp.(a) (b)	81,697	2,932,105
Argonaut Group, Inc.(a)	5,915	206,197
Harleysville Group, Inc.	6,900	240,258
Meadowbrook Insurance Group, Inc.(a)	72,058	712,654
Molina Healthcare, Inc.(a)	56,569	1,839,058
National Interstate Corp.	8,786	213,500
Navigators Group, Inc.(a)	3,600	173,448
Odyssey Re Holdings Corp.(b)	72,700	2,711,710
Old Republic International Corp.	21,600	502,848
The Phoenix Companies, Inc.	25,300	402,017
Presidential Life Corp.	13,500	296,325
Reinsurance Group of America, Inc.	23,800	1,325,660
Safety Insurance Group, Inc.	4,900	248,479
SeaBright Insurance Holdings(a)	36,358	654,808
Tower Group, Inc.	22,200	689,754
		14,221,777
Internet Software — 0.1%
webMethods, Inc.(a)	22,500	165,600
Lodging — 0.7%
Marcus Corp.	55,805	1,427,492

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery & Components — 0.4%
AGCO Corp.(a)	9,100	$281,554
Robbins & Myers, Inc.(b)	8,000	367,360
Tennant Co.	6,190	179,510
		828,424
Manufacturing — 0.3%
EnPro Industries, Inc.(a) (b)	11,404	378,727
Tredegar Corp.	12,753	288,345
		667,072
Medical Supplies — 0.5%
Immucor, Inc.(a)	14,300	417,989
Zoll Medical Corp.(a)	11,800	687,232
		1,105,221
Metals & Mining — 0.9%
Olympic Steel, Inc.	6,682	148,541
Superior Essex, Inc.(a)	46,806	1,556,300
Wheeling-Pittsburgh Corp.(a)	10,020	187,675
		1,892,516
Pharmaceuticals — 3.4%
Caraco Pharmaceutical Laboratories Ltd.(a)	1,500	21,000
Millennium Pharmaceuticals, Inc.(a) (b)	184,224	2,008,042
Molecular Devices Corp.(a)	17,795	374,941
NBTY, Inc.(a)	75,700	3,146,849
Noven Pharmaceuticals, Inc.(a)	7,800	198,510
Pain Therapeutics, Inc.(a) (b)	5,565	49,529
Savient Pharmaceuticals, Inc.(a)	112,000	1,255,520
		7,054,391
Prepackaged Software — 4.2%
Blackbaud, Inc.	26,000	676,000
Brocade Communications Systems, Inc.(a)	272,500	2,237,225
Captaris, Inc.(a)	72,009	559,510
Interwoven, Inc.(a)	139,160	2,041,477
Keane, Inc.(a)	12,100	144,111
MicroStrategy, Inc. Cl. A(a) (b)	19,183	2,187,054
OPNET Technologies, Inc.(a)	100	1,445
SonicWALL, Inc.(a)	101,812	857,257
		8,704,079
Real Estate — 0.5%
Jones Lang Lasalle, Inc.	11,749	1,082,905
Restaurants — 2.5%
Bob Evans Farms, Inc.	5,700	195,054
CEC Entertainment, Inc.(a)	12,867	517,897
Jack in the Box, Inc.(a)	50,825	3,102,358

	Number of Shares	Market Value
O'Charley's, Inc.(a)	61,592	$1,310,678
		5,125,987
Retail — 3.5%
Big Lots, Inc.(a)	74,250	1,701,810
Cash America International, Inc.	27,277	1,279,291
Dillards, Inc. Cl. A(b)	4,900	171,353
EZCORP, Inc. Cl. A(a)	22,200	360,750
Haverty Furniture Companies, Inc.(b)	18,909	279,853
Jo-Ann Stores, Inc.(a)	42,600	1,047,960
Marvel Entertainment, Inc.(a) (b)	92,400	2,486,484
		7,327,501
Telephone Utilities — 0.8%
Lightbridge, Inc.(a)	28,847	390,588
Telephone & Data Systems, Inc.	6,000	325,980
USA Mobility, Inc.	37,716	843,707
		1,560,275
Transportation — 1.3%
Overseas Shipholding Group, Inc.	13,396	754,195
P.A.M. Transportation Services, Inc.(a)	15,800	347,916
Saia, Inc.(a)	45,930	1,066,035
Trico Marine Services, Inc.(a)	5,400	206,874
U.S. Xpress Enterprises,Inc. Cl. A(a)	16,163	266,205
		2,641,225
TOTAL EQUITIES (Cost $186,096,266)		205,156,977
	Principal Amount
SHORT-TERM INVESTMENTS — 16.6%
Cash Equivalents — 16.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$824,225	824,225
American Beacon Money Market Fund(c)	284,651	284,651
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,204,636	1,204,636
Bank of America 5.270% 01/09/2007	634,019	634,019
Bank of America 5.310% 03/08/2007	634,019	634,019

	Principal Amount	Market Value
Bank of America 5.320% 02/16/2007	$190,206	$190,206
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	380,412	380,412
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,268,039	1,268,039
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	824,225	824,225
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	317,010	317,010
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	634,019	634,019
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	634,019	634,019
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	190,206	190,206
BGI Institutional Money Market Fund(c)	598,954	598,954
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	951,029	951,029
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	317,010	317,010
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	317,010	317,010
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,166,596	1,166,596
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	951,029	951,029
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	317,010	317,010
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	634,019	634,019
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	634,019	634,019
Dreyfus Cash Management Plus Money Market Fund(c)	226,470	226,470

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$106,191	$106,191
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	165,449	165,449
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	634,019	634,019
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	253,608	253,608
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	951,029	951,029
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	951,029	951,029
Freddie Mac Discount Note 5.231% 01/23/2007	252,323	252,323
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	317,010	317,010
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	567,982	567,982
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	887,627	887,627
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	634,019	634,019
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	507,216	507,216
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	951,029	951,029
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	380,412	380,412
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,585,049	1,585,049
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	570,617	570,617
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	634,019	634,019

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$938,349	$938,349
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	634,019	634,019
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	126,804	126,804
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	317,010	317,010
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	507,216	507,216
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,268,039	1,268,039
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	951,029	951,029
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	253,608	253,608
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	2,187,131	2,187,131
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	329,690	329,690
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	760,823	760,823
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	380,412	380,412
		33,135,590
Repurchase Agreement — 0.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	1,367,615	1,367,615
TOTAL SHORT-TERM INVESTMENTS (Cost $34,503,205)		34,503,205
TOTAL INVESTMENTS — 115.6% (Cost $220,599,471)(f)		239,660,182
Other Assets/(Liabilities) — (15.6%)		(32,421,252)
NET ASSETS — 100.0%		$207,238,930

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,368,147. Collateralized by a U.S. Government Agency Obligation with a rate of 8.125%, maturity date of 05/25/2015, and an aggregate market value, including accrued interest, of $1,435,996.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Aerospace & Defense — 0.8%
AAR Corp.(a) (b)	4,300	$125,517
Armor Holdings, Inc.(a) (b)	3,500	191,975
GenCorp, Inc.(a) (b)	6,400	89,728
Kaman Corp.	2,800	62,692
Triumph Group, Inc.	1,900	99,617
		569,529
Agribusiness — 0.2%
Delta & Pine Land Co.	4,200	169,890
Air Transportation — 0.7%
Bristow Group, Inc.(a)	2,700	97,443
Forward Air Corp.	3,500	101,255
Frontier Airlines Holdings, Inc.(a) (b)	4,200	31,080
Mesa Air Group, Inc.(a) (b)	4,400	37,708
SkyWest, Inc.	7,400	188,774
		456,260
Apparel, Textiles & Shoes — 3.9%
Albany International Corp. Cl. A	3,385	111,400
Ashworth, Inc.(a)	1,800	13,068
Brown Shoe Co., Inc.	3,300	157,542
Cato Corp. Cl. A	3,700	84,767
Childrens Place(a) (b)	2,700	171,504
Christopher & Banks Corp.	4,500	83,970
Crocs, Inc.(a) (b)	3,900	168,480
Deckers Outdoor Corp.(a) (b)	1,300	77,935
Dress Barn, Inc.(a)	5,300	123,649
The Finish Line, Inc. Cl. A	4,800	68,544
The Gymboree Corp.(a)	3,600	137,376
Hot Topic, Inc.(a)	5,300	70,702
Interface, Inc. Cl. A(a)	6,125	87,097
Jos. A. Bank Clothiers, Inc.(a) (b)	2,100	61,635
Kellwood Co.(b)	2,900	94,308
K-Swiss, Inc. Cl. A	3,100	95,294
Oxford Industries, Inc.	1,800	89,370
Phillips-Van Heusen Corp.	6,400	321,088
Quiksilver, Inc.(a) (b)	14,000	220,500
Skechers U.S.A., Inc. Cl. A(a)	2,900	96,599
Tween Brands, Inc.(a) (b)	3,700	147,741
Wolverine World Wide, Inc.	6,500	185,380
		2,667,949

	Number of Shares	Market Value
Automotive & Parts — 1.8%
A.O. Smith Corp.	2,600	$97,656
A.S.V., Inc.(a) (b)	2,200	35,794
Clarcor, Inc.	5,900	199,479
Group 1 Automotive, Inc.	2,812	145,437
Keystone Automotive Industries, Inc.(a)	1,900	64,581
LKQ Corp.(a)	5,200	119,548
Midas, Inc.(a)	1,400	32,200
Monaco Coach Corp.	3,300	46,728
Myers Industries, Inc.	3,200	50,112
The PEP Boys - Manny, Moe & Jack	6,300	93,618
Sonic Automotive, Inc.	3,500	101,640
Standard Motor Products, Inc.	1,500	22,470
Superior Industries International, Inc.(b)	2,700	52,029
Wabash National Corp.	3,700	55,870
Winnebago Industries, Inc.(b)	3,700	121,767
		1,238,929
Banking, Savings & Loans — 6.8%
Anchor Bancorp Wisconsin, Inc.	2,100	60,522
Bank Mutual Corp.	7,000	84,770
Bankunited Financial Corp. Cl. A	3,800	106,248
Brookline Bancorp, Inc.	7,100	93,507
Cascade Bancorp	3,300	102,399
Central Pacific Financial Corp.	3,600	139,536
Community Bank System, Inc.	3,400	78,200
Dime Community Bancshares	3,200	44,832
Downey Financial Corp.(b)	2,300	166,934
Financial Federal Corp.(b)	3,200	94,112
First Bancorp	9,400	89,582
First Commonwealth Financial Corp.	7,200	96,696
First Financial Bancorp	3,800	63,118
First Indiana Corp.	1,600	40,576
First Midwest Bancorp, Inc.	5,800	224,344
First Republic Bank(b)	3,564	139,281
FirstFed Financial Corp.(a) (b)	1,900	127,243
Flagstar Bancorp, Inc.	4,400	65,296
Franklin Bank Corp.(a)	2,800	57,512
Glacier Bancorp, Inc.	6,054	147,960
Hanmi Financial Corp.	4,800	108,144

	Number of Shares	Market Value
Independent Bank Corp.	2,320	$58,673
Irwin Financial Corp.(b)	2,300	52,049
MAF Bancorp, Inc.	3,200	143,008
Nara Bancorp, Inc.	2,500	52,300
PrivateBancorp, Inc.(b)	2,100	87,423
Prosperity Bancshares, Inc.	3,000	103,530
Provident Bankshares Corp.	3,800	135,280
The South Financial Group, Inc.	8,700	231,333
Sterling Bancorp-NY	2,200	43,340
Sterling Bancshares, Inc.	8,250	107,415
Sterling Financial Corp.	4,901	165,703
Susquehanna Bancshares, Inc.	6,000	161,280
TrustCo Bank Corp. NY	8,700	96,744
UCBH Holdings, Inc.	11,549	202,800
Umpqua Holdings Corp.	6,800	200,124
United Bankshares, Inc.	4,300	166,195
Whitney Holding Corp.	7,650	249,543
Wilshire Bancorp, Inc.	1,900	36,043
Wintrust Financial Corp.	3,012	144,636
World Acceptance Corp.(a)	2,000	93,900
		4,662,131
Beverages — 0.1%
Peet's Coffee & Tea, Inc.(a)	1,600	41,984
Broadcasting, Publishing & Printing — 0.1%
Radio One, Inc. Cl. D(a)	9,200	62,008
Building Materials & Construction — 1.5%
Amcol International Corp.	2,600	72,124
Chemed Corp.	3,100	114,638
Digi International, Inc.(a)	2,600	35,854
ElkCorp	2,300	94,507
Emcor Group, Inc.(a)	3,700	210,345
Lennox International, Inc.	6,810	208,454
Simpson Manufacturing Co., Inc.(b)	4,300	136,095
Texas Industries, Inc.	2,768	177,789
		1,049,806
Chemicals — 1.7%
Arch Chemicals, Inc.	2,800	93,268
Cabot Microelectronics Corp.(a) (b)	2,800	95,032
Georgia Gulf Corp.	3,900	75,309
H.B. Fuller Co.	7,000	180,740
MacDermid, Inc.	2,900	98,890
OM Group, Inc.(a)	3,400	153,952
Omnova Solutions, Inc.(a)	5,200	23,816
Penford Corp.	1,100	19,030

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
PolyOne Corp.(a)	10,700	$80,250
Schulman (A.), Inc.	2,800	62,300
SurModics, Inc.(a) (b)	1,900	59,128
TETRA Technologies, Inc.(a)	6,600	119,394
Tronox, Inc. Cl. B	4,800	75,792
Wellman, Inc.	3,300	10,527
		1,147,428
Commercial Services — 6.2%
Aaron Rents, Inc.	5,606	161,341
ABM Industries, Inc.	5,000	113,550
Administaff, Inc.(b)	2,800	119,756
ADVO, Inc.	3,700	120,620
AMN Healthcare Services, Inc.(a)	4,010	110,435
Angelica Corp.	1,200	30,960
Arbitron, Inc.	3,400	147,696
Bowne & Co., Inc.	3,500	55,790
Bright Horizons Family Solutions, Inc.(a)	3,000	115,980
CDI Corp.	1,600	39,840
Central Parking Corp.(b)	2,000	36,000
Coinstar, Inc.(a)	3,200	97,824
Consolidated Graphics, Inc.(a)	1,400	82,698
CPI Corp.	600	27,894
G&K Services, Inc. Cl. A	2,500	97,225
Gevity HR, Inc.	2,900	68,701
Global Payments, Inc.	7,900	365,770
Healthcare Services Group, Inc.	3,200	92,672
Heidrick & Struggles International, Inc.(a)	2,000	84,720
inVentiv Health, Inc.(a)	3,500	123,725
John H. Harland Co.	2,931	147,136
Kendle International, Inc.(a)	1,500	47,175
Labor Ready, Inc.(a)	6,000	109,980
Maximus, Inc.	2,500	76,950
Mobile Mini, Inc.(a)	4,200	113,148
On Assignment, Inc.(a)	3,200	37,600
Per-Se Technologies, Inc.(a) (b)	3,900	108,342
PharmaNet Development Group, Inc.(a) (b)	2,100	46,347
Portfolio Recovery Associates, Inc.(a) (b)	1,800	84,042
Pre-Paid Legal Services, Inc.(a) (b)	1,100	43,043
Regeneron Pharmaceuticals, Inc.(a)	7,608	152,693
Rewards Network, Inc.(a)	2,600	18,070
Spherion Corp.(a)	6,900	51,267
The Standard Register Co.	1,600	19,200
Startek, Inc.	1,400	18,956

	Number of Shares	Market Value
Universal Technical Institute, Inc.(a) (b)	2,700	$59,967
URS Corp.(a)	6,000	257,100
Vertrue, Inc.(a) (b)	1,100	42,251
Viad Corp.	2,500	101,500
Volt Information Sciences, Inc.(a)	1,000	50,210
Waste Connections, Inc.(a)	5,225	217,099
Watson Wyatt Worldwide, Inc.	4,900	221,235
World Fuel Services Corp.	3,300	146,718
		4,263,226
Communications — 1.2%
Anixter International, Inc.(a)	3,900	211,770
Applied Signal Technology, Inc.	1,500	21,090
C-COR, Inc.(a)	5,700	63,498
Comtech Telecommunications(a)	2,600	98,982
CT Communications, Inc.	2,300	52,716
Cubic Corp.	1,900	41,230
Ditech Networks, Inc.(a)	4,100	28,372
Harmonic, Inc.(a)	8,800	63,976
Inter-Tel, Inc.	2,600	57,616
Standard Microsystems Corp.(a)	2,600	72,748
Symmetricom, Inc.(a)	5,400	48,168
Tollgrade Communications, Inc.(a)	1,700	17,969
Viasat, Inc.(a)	2,900	86,449
		864,584
Computer Integrated Systems Design — 1.8%
Adaptec, Inc.(a)	13,600	63,376
Avid Technology, Inc.(a) (b)	4,700	175,122
Blue Coat Systems, Inc.(a)	1,800	43,110
Brady Corp. Cl. A	6,258	233,298
Digital Insight Corp.(a)	3,700	142,413
JDA Software Group, Inc.(a)	3,600	49,572
ManTech International Corp. Cl. A(a)	2,100	77,343
Mercury Computer Systems, Inc.(a)	2,600	34,736
Network Equipment Technologies, Inc.(a)	3,100	18,042
Quality Systems, Inc.	2,000	74,540
Radiant Systems, Inc.(a)	3,000	31,320
RadiSys Corp.(a)	2,600	43,342
SYKES Enterprises, Inc.(a)	3,500	61,740
TALX Corp.	3,600	98,820
Websense, Inc.(a)	5,268	120,268
		1,267,042

	Number of Shares	Market Value
Computer Programming Services — 0.1%
Ciber, Inc.(a)	6,400	$43,392
Computer Related Services — 0.9%
CACI International, Inc. Cl. A(a)	3,600	203,400
Carreker Corp.(a)	2,300	17,572
Checkpoint Systems, Inc.(a)	4,500	90,900
Digitas, Inc.(a)	10,196	136,728
Manhattan Associates, Inc.(a)	3,200	96,256
Neoware, Inc.(a)	2,500	33,025
Secure Computing Corp.(a)	7,400	48,544
		626,425
Computers & Information — 1.3%
Black Box Corp.	2,000	83,980
Global Imaging Systems, Inc.(a)	5,898	129,461
Komag, Inc.(a) (b)	3,600	136,368
MICROS Systems, Inc.(a)	4,600	242,420
Netgear, Inc.(a)	3,900	102,375
Paxar Corp.(a)	4,600	106,076
ScanSource, Inc.(a)	3,000	91,200
		891,880
Consumer Products — 0.3%
Lenox Group, Inc.(a)	1,700	10,880
Pool Corp.(b)	5,800	227,186
		238,066
Containers — 0.0%
Chesapeake Corp.	2,300	39,146
Cosmetics & Personal Care — 0.0%
Quaker Chemical Corp.	1,200	26,484
Data Processing & Preparation — 0.8%
eFunds Corp.(a)	5,400	148,500
FactSet Research Systems, Inc.	4,400	248,512
Kronos, Inc.(a)	3,700	135,938
		532,950
Electric Utilities — 1.5%
Allete, Inc.	3,500	162,890
Avista Corp.	6,110	154,644
Central Vermont Public Service Corp.	1,300	30,615
CH Energy Group, Inc.	1,600	84,480
Cleco Corp.	6,651	167,805
El Paso Electric Co.(a)	5,400	131,598
Green Mountain Power Corp.	600	20,334
UIL Holdings Corp.	2,766	116,698
Unisource Energy Corp.	4,100	149,773
		1,018,837

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Electrical Equipment & Electronics — 8.2%
Actel Corp.(a)	3,000	$54,480
Acuity Brands, Inc.	5,000	260,200
Advanced Energy Industries, Inc.(a)	4,000	75,480
Aeroflex, Inc.(a)	8,500	99,620
Agilysys, Inc.	3,600	60,264
Analogic Corp.	1,600	89,824
ATMI, Inc.(a) (b)	4,000	122,120
Baldor Electric Co.	3,300	110,286
Barnes Group, Inc.	4,400	95,700
Bel Fuse, Inc. Cl. B(b)	1,400	48,706
Belden CDT, Inc.	5,000	195,450
Benchmark Electronics, Inc.(a)	7,600	185,136
C&D Technologies, Inc.(b)	3,200	15,168
Catapult Communications Corp.(a)	1,300	11,674
Ceradyne, Inc.(a) (b)	3,100	175,150
Cognex Corp.	5,100	121,482
Cohu, Inc.	2,600	52,416
CTS Corp.	4,200	65,940
Cymer, Inc.(a)	4,277	187,974
Daktronics, Inc.	3,700	136,345
Diodes, Inc.(a)	2,300	81,604
DSP Group, Inc.(a)	3,300	71,610
EDO Corp.(b)	1,900	45,106
Electro Scientific Industries, Inc.(a)	3,400	68,476
Esterline Technologies Corp.(a)	3,000	120,690
Exar Corp.(a)	4,200	54,600
FLIR Systems, Inc.(a) (b)	7,732	246,110
Gerber Scientific, Inc.(a)	2,800	35,168
Greatbatch, Inc.(a)	2,500	67,300
Hutchinson Technology, Inc.(a) (b)	3,000	70,710
Intevac, Inc.(a)	2,500	64,875
Itron, Inc.(a)	3,000	155,520
Keithley Instruments, Inc.	1,800	23,670
Kopin Corp.(a)	7,800	27,846
Littelfuse, Inc.(a)	2,600	82,888
Lo-Jack Corp.(a)	2,200	37,576
Magnetek, Inc.(a)	3,700	20,905
Methode Electronics, Inc.	4,400	47,652
Microsemi Corp.(a)	8,200	161,130
MKS Instruments, Inc.(a)	4,300	97,094
Moog, Inc. Cl. A(a)	4,900	187,131
Park Electrochemical Corp.	2,400	61,560
Pericom Semiconductor Corp.(a)	3,000	34,410
Photon Dynamics, Inc.(a)	2,100	24,549
Photronics, Inc.(a)	4,800	78,432
Planar Systems, Inc.(a)	1,900	18,373

	Number of Shares	Market Value
Rogers Corp.(a)	2,062	$121,967
Rudolph Technologies, Inc.(a)	3,000	47,760
Skyworks Solutions, Inc.(a)	18,800	133,104
Spectrum Brands, Inc.(a) (b)	4,400	47,960
Supertex, Inc.(a) (b)	1,600	62,800
Synaptics, Inc.(a)	2,900	86,101
Technitrol, Inc.	4,800	114,672
Teledyne Technologies, Inc.(a)	4,000	160,520
Trimble Navigation Ltd.(a)	6,400	324,672
Varian Semiconductor Equipment Associates, Inc.(a)	6,400	291,328
Veeco Intruments, Inc.(a)	3,500	65,555
Vicor Corp.	2,400	26,664
		5,631,503
Energy — 9.2%
Atmos Energy Corp.	10,067	321,238
Atwood Oceanics, Inc.(a)	3,100	151,807
Cabot Oil & Gas Corp. Cl. A(b)	5,500	333,575
CARBO Ceramics, Inc.	2,400	89,688
Cascade Natural Gas Corp.	1,400	36,288
Cimarex Energy Co.	9,600	350,400
Energen Corp.	8,300	389,602
Frontier Oil Corp.	12,800	367,872
Headwaters, Inc.(a) (b)	4,900	117,404
Helix Energy Solutions Group, Inc.(a) (b)	11,015	345,541
The Laclede Group, Inc.	2,500	87,575
New Jersey Resources Corp.	3,200	155,456
Northwest Natural Gas Co.	3,200	135,808
Oceaneering International, Inc.(a)	6,300	250,110
Penn Virginia Corp.	2,100	147,084
Petroleum Development Corp.(a)	1,700	73,185
Piedmont Natural Gas Co., Inc.(b)	8,700	232,725
SEACOR Holdings, Inc.(a) (b)	2,500	247,850
South Jersey Industries, Inc.	3,400	113,594
Southern Union Co.	12,487	349,012
Southwest Gas Corp.	4,800	184,176
St. Mary Land & Exploration Co.(b)	6,400	235,776
Stone Energy Corp.(a)	3,300	116,655
Swift Energy Co.(a)	3,400	152,354
TETRA Technologies, Inc.(a)	8,400	214,872
UGI Corp.	12,200	332,816
Unit Corp.(a)	5,400	261,630
Veritas DGC, Inc.(a)	4,200	359,646
W-H Energy Services, Inc.(a)	3,500	170,415
		6,324,154

	Number of Shares	Market Value
Entertainment & Leisure — 1.0%
JAKKS Pacific, Inc.(a) (b)	3,200	$69,888
Live Nation, Inc.(a) (b)	7,516	168,358
Multimedia Games, Inc.(a) (b)	3,400	32,640
Nautilus, Inc.(b)	3,700	51,800
Pinnacle Entertainment, Inc.(a)	5,500	182,270
Shuffle Master, Inc.(a) (b)	4,100	107,420
WMS Industries, Inc.(a)	2,700	94,122
		706,498
Environmental Controls — 0.2%
Input/Output, Inc.(a) (b)	8,100	110,403
Financial Services — 5.9%
4Kids Entertainment, Inc.(a)	1,600	29,152
Acadia Realty Trust REIT	3,800	95,076
BankAtlantic Bancorp, Inc. Cl. A	5,400	74,574
Boston Private Financial Holdings, Inc.	4,200	118,482
Chittenden Corp.	5,400	165,726
Colonial Properties Trust REIT	5,300	248,464
East West Bancorp, Inc.	7,100	251,482
Eastgroup Properties REIT	2,700	144,612
Entertainment Properties Trust REIT	3,100	181,164
Essex Property Trust, Inc. REIT	2,700	348,975
Fidelity Bankshares, Inc.	2,600	103,142
First Cash Financial Services, Inc.(a)	3,200	82,784
Inland Real Estate Corp. REIT(b)	8,000	149,760
Investment Technology Group, Inc.(a)	5,100	218,688
Kilroy Realty Corp.	3,695	288,210
LaBranche & Co., Inc.(a) (b)	6,300	61,929
Lexington Corporate Properties Trust REIT(b)	8,000	179,440
LTC Properties, Inc.	2,500	68,275
Mid-America Apartment Communities, Inc. REIT	2,754	157,639
National Retail Properties, Inc. REIT(b)	6,781	155,624
New Century Financial Corp. REIT(b)	5,200	164,268
Parkway Properties, Inc. REIT	1,700	86,717
Piper Jaffray Cos.(a)	2,090	136,164
PS Business Parks, Inc. REIT	1,800	127,278

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Senior Housing Properties Trust	7,855	$192,290
Sovran Self Storage Inc. REIT	2,365	135,467
SWS Group, Inc.	1,900	67,830
		4,033,212
Foods — 2.4%
Corn Products International, Inc.	8,600	297,044
Flowers Foods, Inc.	6,100	164,639
Great Atlantic & Pacific Tea Co.(b)	2,300	59,202
Hain Celestial Group, Inc.(a)	4,500	140,445
J&J Snack Foods Corp.	1,600	66,240
Lance, Inc.	3,600	72,288
Nash Finch Co.(b)	1,700	46,410
Panera Bread Co. Cl. A(a) (b)	3,700	206,867
Performance Food Group Co.(a)	4,100	113,324
Ralcorp Holdings, Inc.(a)	3,080	156,741
Sanderson Farms, Inc.(b)	1,800	54,522
TreeHouse Foods, Inc.(a) (b)	3,600	112,320
United Natural Foods, Inc.(a)	4,900	176,008
		1,666,050
Forest Products & Paper — 1.5%
Buckeye Technologies, Inc.(a)	4,200	50,316
Building Materials Holding Corp.(b)	3,400	83,946
Caraustar Industries, Inc.(a)	3,300	26,697
Deltic Timber Corp.	1,200	66,936
Drew Industries, Inc.(a)	2,100	54,621
Neenah Paper, Inc.	1,700	60,044
Playtex Products, Inc.(a)	6,400	92,096
Pope & Talbot, Inc.(a) (b)	2,100	11,487
Rock-Tenn Co. Cl. A	3,900	105,729
School Specialty, Inc.(a) (b)	2,200	82,478
Schweitzer-Mauduit International, Inc.	1,900	49,495
United Stationers, Inc.(a)	3,500	163,415
Universal Forest Products, Inc.	2,200	102,564
Wausau Paper Corp.	5,200	77,948
		1,027,772
Healthcare — 3.2%
Allscripts Healthcare Solutions, Inc.(a) (b)	5,500	148,445
Amedisys, Inc.(a) (b)	3,001	98,643
AmSurg Corp.(a) (b)	3,500	80,500

	Number of Shares	Market Value
Cross Country Healthcare, Inc.(a)	2,600	$56,732
CryoLife, Inc.(a)	2,800	21,420
Enzo Biochem, Inc.(a) (b)	3,200	45,664
Genesis HealthCare Corp.(a)	2,300	108,629
Gentiva Health Services, Inc.(a)	3,300	62,898
Healthways, Inc.(a) (b)	4,000	190,840
Hooper Holmes, Inc.(a)	8,300	27,473
IDEXX Laboratories, Inc.(a)	3,600	285,480
LCA-Vision, Inc.(b)	2,400	82,464
Matria Healthcare, Inc.(a) (b)	2,500	71,825
Odyssey Healthcare, Inc.(a)	4,100	54,366
Pediatrix Medical Group, Inc.(a)	5,600	273,840
RehabCare Group, Inc.(a)	2,100	31,185
Sierra Health Services, Inc.(a)	6,582	237,215
Sunrise Senior Living, Inc.(a)	5,200	159,744
United Surgical Partners International, Inc.(a)	5,200	147,420
		2,184,783
Heavy Construction — 0.1%
M/I Homes, Inc.(b)	1,400	53,466
Heavy Machinery — 2.2%
Applied Industrial Technologies, Inc.	4,300	113,133
Astec Industries, Inc.(a)	2,200	77,220
Curtiss-Wright Corp.	5,100	189,108
Dril-Quip, Inc.(a)	2,800	109,648
Hydril(a)	2,265	170,305
Lawson Products	480	22,027
Lindsay Corp.	1,400	45,710
Lufkin Industries, Inc.	1,800	104,544
Standex International Corp.	1,400	42,182
The Manitowoc Co., Inc.	7,100	421,953
The Toro Co.	4,700	219,161
		1,514,991
Home Construction, Furnishings & Appliances — 1.9%
Bassett Furniture Industries, Inc.	1,500	24,510
Champion Enterprises, Inc.(a)	9,000	84,240
Ethan Allen Interiors, Inc.	3,700	133,607
Fossil, Inc.(a)	5,200	117,416
La-Z-Boy, Inc.(b)	5,900	70,033
Meritage Homes Corp.(a) (b)	2,500	119,300
Movado Group, Inc.	2,400	69,600
National Presto Industries, Inc.	500	29,935

	Number of Shares	Market Value
NVR, Inc.(a) (b)	561	$361,845
Select Comfort Corp.(a) (b)	6,100	106,079
Standard-Pacific Corp.(b)	7,538	201,943
		1,318,508
Household Products — 0.2%
Apogee Enterprises, Inc.	3,300	63,723
Libbey, Inc.	1,800	22,212
WD-40 Co.	2,000	69,740
		155,675
Industrial – Diversified — 0.1%
Lydall, Inc.(a)	2,000	21,620
Russ Berrie and Co., Inc.(a)	1,500	23,175
		44,795
Information Retrieval Services — 0.2%
Bankrate, Inc.(a) (b)	1,300	49,335
InfoSpace, Inc.(a)	3,600	73,836
MIVA, Inc.(a)	3,500	11,865
		135,036
Insurance — 3.5%
AMERIGROUP Corp.(a) (b)	6,000	215,340
Centene Corp.(a) (b)	5,000	122,850
Delphi Financial Group, Inc. Cl. A	5,050	204,323
Fremont General Corp.	7,800	126,438
Hilb, Rogal & Hobbs Co.	4,200	176,904
Infinity Property & Casualty Corp.	2,300	111,297
Landamerica Financial Group, Inc.(b)	2,000	126,220
Philadelphia Consolidated Holding Corp.(a)	6,600	294,096
Presidential Life Corp.	2,500	54,875
ProAssurance Corp.(a)	3,835	191,443
RLI Corp.	2,300	129,766
Safety Insurance Group, Inc.	1,600	81,136
SCPIE Holdings, Inc.(a)	1,200	31,368
Selective Insurance Group	3,262	186,880
Stewart Information Services	2,100	91,056
United Fire & Casualty Co.	2,451	86,398
Zenith National Insurance Corp.	4,300	201,713
		2,432,103
Lodging — 0.4%
Aztar Corp.(a)	4,200	228,564
Marcus Corp.	2,400	61,392
		289,956
Machinery & Components — 2.9%
Axcelis Technologies, Inc.(a)	12,000	69,960
Briggs & Stratton Corp.	5,700	153,615
Brooks Automation, Inc.(a)	8,700	125,280
Gardner Denver, Inc.(a)	6,100	227,591

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
IDEX Corp.	6,200	$293,942
Insituform Technologies, Inc. Cl. A(a)	3,200	82,752
Kaydon Corp.	3,300	131,142
Kulicke & Soffa Industries, Inc.(a)	6,800	57,120
Lone Star Technologies, Inc.(a)	3,600	174,276
Regal-Beloit Corp.	3,600	189,036
Robbins & Myers, Inc.(b)	1,900	87,248
Ultratech, Inc.(a)	2,800	34,944
Valmont Industries, Inc.	2,000	110,980
Watsco, Inc.	2,800	132,048
Woodward Governor Co.	3,400	135,014
		2,004,948
Manufacturing — 0.6%
AptarGroup, Inc.	4,000	236,160
EnPro Industries, Inc.(a) (b)	2,500	83,025
Tredegar Corp.	3,300	74,613
		393,798
Medical Supplies — 5.2%
American Medical Systems Holdings, Inc.(a) (b)	8,300	153,716
ArthoCare Corp.(a) (b)	3,100	123,752
Biolase Technology, Inc.(a) (b)	2,900	25,375
Biosite, Inc.(a)	1,900	92,815
Cambrex Corp.	3,200	72,704
Coherent, Inc.(a)	3,600	113,652
CONMED Corp.(a)	3,300	76,296
Cooper Cos., Inc.	5,100	226,950
Cyberonics, Inc.(a) (b)	2,600	53,664
Datascope Corp.	1,500	54,660
Dionex Corp.(a)	2,200	124,762
DJO Inc.(a)	2,700	115,614
FEI Co.(a)	3,000	79,110
Haemonetics Corp.(a)	3,100	139,562
Hologic, Inc.(a)	6,104	288,597
ICU Medical, Inc.(a)	1,700	69,156
Immucor, Inc.(a)	7,800	227,994
Integra LifeSciences Holdings Corp.(a) (b)	2,300	97,957
Invacare Corp.	3,800	93,290
Kensey Nash Corp.(a)	1,300	41,340
Mentor Corp.(b)	4,913	240,098
Merit Medical Systems, Inc.(a)	3,200	50,688
MTS Systems Corp.	2,100	81,102
Osteotech, Inc.(a)	2,200	12,430
Owens & Minor, Inc.	4,700	146,969
Palomar Medical Technologies, Inc.(a) (b)	2,000	101,340

	Number of Shares	Market Value
PolyMedica Corp.(b)	2,600	$105,066
Possis Medical, Inc.(a)	2,200	29,656
Respironics, Inc.(a)	8,500	320,875
Theragenics Corp.(a)	4,000	12,400
Viasys Healthcare, Inc.(a)	3,800	105,716
Vital Signs, Inc.	900	44,928
X-Rite, Inc.	3,100	38,130
		3,560,364
Metals & Mining — 3.6%
Brush Engineered Materials, Inc.(a)	2,400	81,048
Carpenter Technology	2,900	297,308
Castle (A.M.) & Co.	1,400	35,630
Century Aluminum Co.(a)	2,700	120,555
Chaparral Steel Co.(b)	5,400	239,058
Cleveland-Cliffs, Inc.	4,766	230,865
Griffon Corp.(a)	3,000	76,500
Massey Energy Co.	9,400	218,362
Material Sciences Corp.(a)	1,600	20,704
Mueller Industries, Inc.	4,300	136,310
NCI Building Systems, Inc.(a)	2,300	119,025
Quanex Corp.	4,300	148,737
RTI International Metals, Inc.(a) (b)	2,700	211,194
Ryerson, Inc.(b)	3,000	75,270
The Shaw Group, Inc.(a)	9,300	311,550
Steel Technologies, Inc.	1,400	24,570
Sturm,Ruger & Co., Inc.(a)	2,100	20,160
Watts Water Technologies, Inc. Cl. A	3,420	140,596
		2,507,442
Pharmaceuticals — 1.8%
Alpharma, Inc. Cl. A	5,000	120,500
Arqule, Inc.(a)	3,300	19,536
Bradley Pharmaceuticals, Inc.(a) (b)	1,900	39,102
Digene Corp.(a)	2,800	134,176
Mannatech, Inc.(b)	1,800	26,514
Meridian Bioscience, Inc.	2,600	63,778
MGI Pharma, Inc.(a)	9,100	167,531
NBTY, Inc.(a)	6,500	270,205
Noven Pharmaceuticals, Inc.(a)	2,800	71,260
PAREXEL International Corp.(a)	3,200	92,704
PetMed Express, Inc.(a) (b)	3,000	40,050
Savient Pharmaceuticals, Inc.(a)	5,460	61,207
Sciele Pharma, Inc.(a) (b)	3,500	84,000
USANA Health Sciences, Inc.(a) (b)	1,100	56,826
		1,247,389

	Number of Shares	Market Value
Photography Equipment/Supplies — 0.1%
Sonic Solutions, Inc.(a)	3,000	$48,900
Prepackaged Software — 3.2%
Altiris, Inc.(a)	2,900	73,602
Ansys, Inc.(a)	4,497	195,575
Captaris, Inc.(a)	3,100	24,087
Cerner Corp.(a) (b)	7,500	341,250
Dendrite International, Inc.(a)	5,200	55,692
Epicor Software Corp.(a)	6,600	89,166
EPIQ Systems, Inc.(a) (b)	1,700	28,849
Hyperion Solutions Corp.(a)	6,800	244,392
Keane, Inc.(a)	5,100	60,741
Mapinfo Corp.(a)	2,600	33,930
Napster, Inc.(a)	5,500	19,965
Open Solutions, Inc.(a)	2,400	90,336
PC-Tel, Inc.(a)	2,700	25,245
Phoenix Technologies Ltd.(a)	3,100	13,950
Progress Software Corp.(a)	4,700	131,271
SPSS, Inc.(a)	2,300	69,161
Take-Two Interactive Software, Inc.(a) (b)	8,500	150,960
THQ, Inc.(a) (b)	7,400	240,648
TradeStation Group, Inc.(a) (b)	2,900	39,875
United Online, Inc.(b)	7,700	102,256
WebEx Communications, Inc.(a)	5,000	174,450
		2,205,401
Restaurants — 2.4%
California Pizza Kitchen, Inc.(a)	2,200	73,282
CEC Entertainment, Inc.(a)	3,900	156,975
CKE Restaurants, Inc.	8,100	149,040
IHOP Corp.	1,800	94,860
Jack in the Box, Inc.(a)	3,913	238,850
Landry's Restaurants, Inc.	2,000	60,180
O'Charley's, Inc.(a)	2,700	57,456
P.F. Chang's China Bistro, Inc.(a) (b)	3,100	118,978
Papa John's International, Inc.(a)	2,800	81,228
RARE Hospitality International, Inc.(a)	4,000	131,720
Red Robin Gourmet Burgers, Inc.(a)	1,900	68,115
Sonic Corp.(a)	8,050	192,798
The Steak n Shake Co.(a)	3,300	58,080
Triarc Cos. Cl.B	7,256	145,120
		1,626,682

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Retail — 3.3%
Bell Microproducts, Inc.(a)	3,800	$26,790
Blue Nile, Inc.(a) (b)	1,600	59,024
Casey's General Stores, Inc.	5,900	138,945
Cash America International, Inc.	3,400	159,460
Central Garden & Pet Co.(a)	2,800	135,576
Cost Plus, Inc.(a) (b)	2,800	28,840
Fred's, Inc.(b)	4,800	57,792
Genesco, Inc.(a) (b)	2,600	96,980
Guitar Center, Inc.(a)	3,441	156,428
Hancock Fabrics, Inc.(a) (b)	2,400	8,256
Haverty Furniture Companies, Inc.	2,600	38,480
Hibbett Sporting Goods, Inc.(a)	3,700	112,961
Insight Enterprises, Inc.(a)	5,600	105,672
Jo-Ann Stores, Inc.(a)	2,900	71,340
Longs Drug Stores Corp.	3,300	139,854
MarineMax, Inc.(a) (b)	2,000	51,860
Men's Wearhouse, Inc.	6,100	233,386
Stage Stores, Inc.	3,452	104,906
Stamps.com, Inc.(a)	2,200	34,650
Stein Mart, Inc.	3,200	42,432
Stride Rite Corp.	4,300	64,844
Tractor Supply Co.(a) (b)	4,000	178,840
Tuesday Morning Corp.	3,300	51,315
Zale Corp.(a)	5,600	157,976
		2,256,607
Telephone Utilities — 0.7%
Audiovox Corp. Cl. A(a)	2,300	32,407
Brightpoint, Inc.(a)	6,040	81,238
Commonwealth Telephone Enterprises, Inc.	2,500	104,650
General Communication, Inc. Cl. A(a)	5,300	83,369
j2 Global Communications, Inc.(a) (b)	5,700	155,325
Novatel Wireless, Inc.(a)	3,700	35,779
		492,768
Tobacco — 0.1%
Alliance One International, Inc.(a)	10,300	72,718
Toys, Games — 0.3%
K2, Inc.(a)	5,600	73,864
RC2 Corp.(a)	2,464	108,416
		182,280
Transportation — 2.5%
Arctic Cat, Inc.	1,600	28,144
Arkansas Best Corp.	2,900	104,400
Coachmen Industries, Inc.	1,800	19,800

	Number of Shares	Market Value
EGL, Inc.(a)	3,669	$109,263
Fleetwood Enterprises, Inc.(a) (b)	7,600	60,116
Heartland Express, Inc.	6,799	102,121
Hub Group, Inc. Cl. A(a)	4,600	126,730
Kansas City Southern(a) (b)	8,839	256,154
Kirby Corp.(a)	6,100	208,193
Knight Transportation, Inc.	6,600	112,530
Landstar System, Inc.	6,600	251,988
Old Dominion Freight Line, Inc.(a)	3,300	79,431
Polaris Industries, Inc.(b)	4,612	215,980
Skyline Corp.	800	32,176
		1,707,026
Water Companies — 0.1%
American States Water Co.	2,000	77,240
TOTAL EQUITIES (Cost $67,391,060)		67,890,414
MUTUAL FUND — 0.1%
Financial Services — 0.1%
iShares S&P SmallCap 600 Index Fund(b)	1,173	77,453
TOTAL MUTUAL FUND (Cost $73,103)		77,453
TOTAL LONG TERM INVESTMENTS (Cost $67,464,163)		67,967,867
	Principal Amount
SHORT-TERM INVESTMENTS — 20.2%
Cash Equivalents — 19.0%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$325,219	325,219
American Beacon Money Market Fund(c)	112,317	112,317
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	475,321	475,321
Bank of America 5.270% 01/09/2007	250,169	250,169
Bank of America 5.310% 03/08/2007	250,169	250,169
Bank of America 5.320% 02/16/2007	75,051	75,051
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	150,101	150,101

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	$500,338	$500,338
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	325,220	325,220
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	125,085	125,085
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	250,169	250,169
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	250,169	250,169
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	75,051	75,051
BGI Institutional Money Market Fund(c)	236,333	236,333
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	375,254	375,254
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	125,085	125,085
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	125,085	125,085
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	460,311	460,311
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	375,254	375,254
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	125,085	125,085
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	250,169	250,169
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	250,169	250,169
Dreyfus Cash Management Plus Money Market Fund(c)	89,360	89,360
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	41,900	41,900
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	65,282	65,282

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	$250,169	$250,169
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	100,068	100,068
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	375,254	375,254
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	375,254	375,254
Freddie Mac Discount Note 5.231% 01/23/2007	99,561	99,561
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	125,085	125,085
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	224,112	224,112
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	350,237	350,237
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	250,169	250,169
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	200,135	200,135
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	375,254	375,254
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	150,101	150,101
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	625,423	625,423
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	225,152	225,152
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	250,169	250,169
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	370,250	370,250
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	250,169	250,169

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	$50,034	$50,034
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	125,085	125,085
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	200,135	200,135
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	500,338	500,338
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	375,254	375,254
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	100,068	100,068
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	862,990	862,990
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	130,088	130,088
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	300,203	300,203
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	150,101	150,101
		13,074,524
Repurchase Agreement — 1.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	779,296	779,296
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 4.850% 02/22/2007	60,000	59,579
TOTAL SHORT-TERM INVESTMENTS (Cost $13,913,399)		13,913,399
TOTAL INVESTMENTS — 119.0% (Cost $81,377,562)(g)		81,881,266
Other Assets/ (Liabilities) — (19.0%)		(13,098,464)
NET ASSETS — 100.0%		$68,782,802

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $779,599. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 2/25/2014, and aggregate market value, including accrued interest, of $818,261.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.3%
COMMON STOCK — 96.5%
Advertising — 0.6%
IPSOS	9,762	$350,039
Aerospace & Defense — 0.5%
United Technologies Corp.	4,725	295,407
Automotive & Parts — 2.4%
Continental AG	5,123	594,222
Hyundai Mobis(a)	2,650	244,768
Nissan Motor Co. Ltd.	51,200	622,641
		1,461,631
Banking — 2.1%
Allied Irish Banks PLC	16,990	505,892
Barclays PLC	55,476	791,487
		1,297,379
Banking, Savings & Loans — 10.5%
Anglo Irish Bank Corp. PLC	58,219	1,204,371
Bank of America Corp.	17,100	912,969
BNP Paribas SA	3,453	374,216
Capital One Financial Corp.	5,855	449,781
Daegu Bank(a)	8,530	145,380
Depfa Bank PLC	20,430	365,608
Fortis	8,151	346,002
Freddie Mac	5,300	359,870
JP Morgan Chase & Co.	12,900	623,070
Lloyds TSB Group PLC	37,890	423,494
SLM Corp.	5,200	253,604
Swedbank AB	2,600	93,765
Wachovia Corp.	10,340	588,863
Wells Fargo & Co.	8,540	303,682
		6,444,675
Beverages — 2.2%
C&C Group PLC	16,605	294,289
The Coca-Cola Co.	6,090	293,843
InBev	11,403	749,886
		1,338,018
Broadcasting, Publishing & Printing — 2.5%
Advanced Digital Broadcast Holdings SA(a)	5,379	352,358
Comcast Corp. Special, Cl. A(a)	10,500	439,740
Corus Entertainment, Inc. Cl. B	12,400	444,099
Viacom, Inc. Cl. B(a)	7,000	287,210
		1,523,407

	Number of Shares	Market Value
Building Materials & Construction — 3.5%
CRH PLC	3,070	$127,066
CRH PLC (London)	17,959	744,776
Lindab International Ab(a)	8,800	166,793
Marazzi Gruppo Ceramiche SpA	29,519	368,176
Paladin Resources Ltd.(a)	75,466	525,548
Titan Cement Co.	4,320	234,493
		2,166,852
Chemicals — 2.5%
Air Products & Chemicals, Inc.	3,100	217,868
Du Pont (E.I.) de Nemours & Co.(b)	10,600	516,326
Tenma Corp.	7,100	128,208
Wacker Chemie AG(a)	3,270	424,306
Wavin Nv(a)	11,520	224,916
		1,511,624
Commercial Services — 2.5%
Heiwa Corp.	28,000	355,202
MacDonald Dettwiler & Associates Ltd.(a)	15,330	566,234
Pasona, Inc.	84	170,138
RPS Group PLC	60,523	320,455
Takuma Co. Ltd.	25,000	145,787
		1,557,816
Communications — 2.6%
L-3 Communications Holdings, Inc.	2,750	224,895
SK Telecom Co. Ltd.	1,824	435,594
Vodafone Group PLC	333,417	921,544
		1,582,033
Computers & Information — 3.1%
Cisco Systems, Inc.(a)	15,050	411,317
EMC Corp.(a) (b)	21,950	289,740
Groupe Steria Sca	500	29,875
International Business Machines Corp.	1,900	184,585
Seagate Technology	5,300	140,450
TPV Technology Ltd.	633,000	400,772
Wincor Nixdorf AG	3,081	478,177
		1,934,916
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	3,600	234,864
Natura Cosmeticos SA	11,500	161,385
The Procter & Gamble Co.	7,800	501,306
		897,555

	Number of Shares	Market Value
Data Processing & Preparation — 0.2%
Tele Atlas NV(a)	6,530	$136,929
Diversified Financial — 0.3%
Acom Co. Ltd.	6,050	203,081
Electric Utilities — 2.0%
Dominion Resources, Inc.	2,800	234,752
Duke Energy Corp.	8,500	282,285
Entergy Corp.	2,425	223,876
Exelon Corp.	5,440	336,682
Public Service Enterprise Group, Inc.	1,900	126,122
		1,203,717
Electrical Equipment & Electronics — 2.1%
Icos Vision Systems NV(a)	4,278	180,335
Mars Engineering Corp.(b)	21,700	425,107
Rockwell Automation, Inc.	3,110	189,959
Texas Instruments, Inc.	17,900	515,520
		1,310,921
Energy — 15.1%
Addax Petroleum Corp.	13,230	373,808
Apache Corp.	6,900	458,919
Burren Energy PLC	45,711	788,773
Cat Oil AG(a)	7,350	193,215
Centurion Energy International, Inc.(a)	22,100	227,532
Chevron Corp.	4,200	308,826
ConocoPhillips Co.	11,100	798,645
Dragon Oil PLC(a)	108,313	367,506
Exxon Mobil Corp.	15,200	1,164,776
Occidental Petroleum Corp.	5,880	287,120
Peabody Energy Corp.(b)	6,000	242,460
Petroleo Brasileiro SA	5,800	597,342
Prosafe Asa	19,650	276,481
Quicksilver Resources, Inc.(a) (b)	9,250	338,458
Suncor Energy, Inc.	7,412	587,151
Talisman Energy, Inc.	34,500	589,515
Total SA Sponsored ADR (France)	6,200	445,904
Tullow Oil PLC	44,038	343,769
Ultrapar Participaceos SA(b)	12,700	292,100
Woodside Petroleum Ltd.	20,338	611,080
		9,293,380
Entertainment & Leisure — 1.6%
Great Canadian Gaming Corp.(a)	16,400	163,752
Pentax Corp.(b)	63,000	396,310
Raymarine PLC	5,230	48,311

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
William Hill PLC	32,380	$400,451
		1,008,824
Financial Services — 6.2%
Berkshire Hathaway, Inc. Cl. B(a) (b)	101	370,266
Citigroup, Inc.	16,520	920,164
Countrywide Financial Corp.	5,700	241,965
The Goldman Sachs Group, Inc.	850	169,448
Kensington Group PLC	23,454	362,698
Merrill Lynch & Co., Inc.	7,100	661,010
Morgan Stanley	3,800	309,434
Northern Rock PLC	15,747	362,864
Societe Generale Cl. A	1,952	329,515
Timbercorp Ltd.	38,666	91,477
		3,818,841
Foods — 0.5%
M Dias Branco SA(a)	2,000	23,388
Sligro Food Group NV	3,768	255,423
		278,811
Healthcare — 0.2%
Nissin Healthcare Food Service Co. Ltd.	9,500	119,977
Heavy Construction — 0.8%
Barratt Developments PLC	20,960	507,525
Heavy Machinery — 0.5%
Chiyoda Corp.	17,000	333,716
Home Construction, Furnishings & Appliances — 2.6%
Kaufman & Broad SA	3,574	222,752
Nobia AB	8,060	308,965
Redrow PLC	52,150	728,632
Toll Brothers, Inc.(a) (b)	10,100	325,523
		1,585,872
Industrial – Diversified — 1.0%
3M Co.	6,050	471,477
Aica Kogyo Co. Ltd.	10,400	146,072
		617,549
Insurance — 3.5%
American International Group, Inc.	6,700	480,122
Cigna Corp.	1,800	236,826
Lincoln National Corp.	4,770	316,728
Metlife, Inc.(b)	7,850	463,229
Milano Assicurazioni SpA	11,870	96,309
The PMI Group, Inc.(b)	7,500	353,775
Swiss Reinsurance	2,280	192,828
		2,139,817

	Number of Shares	Market Value
Leisure & Entertainment — 0.6%
Sankyo Co. Ltd.	6,800	$377,317
Lodging — 0.2%
Marriott International, Inc. Cl. A	3,050	145,546
Manufacturing — 0.5%
Aalberts Industries NV	3,925	338,538
Medical Supplies — 1.8%
Baxter International, Inc.	9,400	436,066
Boston Scientific Corp.(a)	18,000	309,240
Hogy Medical Co. Ltd.	3,900	151,070
Rhoen-Klinikum AG	3,889	188,133
		1,084,509
Metals & Mining — 5.3%
Canadian Natural Resources Ltd.	11,200	600,716
Cia Vale do Rio Doce Sponsored ADR (Brazil)(b)	23,400	614,250
Kloeckner & Co(a)	2,600	112,042
Maruichi Steel Tube Ltd.	9,800	270,527
Phelps Dodge Corp.	2,300	275,356
Sumitomo Metal Industries Ltd.	100,000	435,449
Tenaris SA ADR (Argentina)	7,940	396,127
Vallourec SA	2,018	581,494
		3,285,961
Oil & Gas — 1.1%
Hardman Resources Ltd.(a)	395,564	649,705
Pharmaceuticals — 3.0%
Biogen Idec, Inc.(a) (b)	5,400	265,626
Eli Lilly & Co.	7,300	380,330
GlaxoSmithKline PLC	6,285	165,980
Invitrogen Corp.(a)	4,100	232,019
Johnson & Johnson	3,000	198,060
Opg Group	1,655	194,015
Pfizer, Inc.	16,550	428,645
		1,864,675
Prepackaged Software — 1.0%
Microsoft Corp.	11,400	340,404
Oracle Corp.(a)	15,200	260,528
		600,932
Real Estate — 1.2%
Equity Residential REIT	4,600	233,450
Realogy Corp.(a)	7,750	234,980
Renta Corp. Real Estate SA(a)	5,532	248,661
		717,091

	Number of Shares	Market Value
Restaurants — 2.0%
McDonald's Corp.	7,800	$345,774
Punch Taverns PLC	36,116	903,158
		1,248,932
Retail — 1.9%
CVS Corp.	12,720	393,175
Federated Department Stores, Inc.	3,100	118,203
Gr. Sarantis SA	10,140	107,315
Tiffany & Co.	6,850	268,794
Wal-Mart Stores, Inc.	5,800	267,844
		1,155,331
Telephone Utilities — 2.9%
Alltel Corp.	7,800	471,744
KT Corp.	8,220	410,032
Sprint Nextel Corp.	19,700	372,133
Verizon Communications, Inc.	10,300	383,572
Windstream Corp.	8,581	122,022
		1,759,503
Transportation — 1.9%
Bosch Corp.	30,000	158,024
Euronav SA	13,596	405,180
F.C.C. Co. Ltd.	26,300	636,703
		1,199,907
TOTAL COMMON STOCK (Cost $56,131,740)		59,348,259
PREFERRED STOCK — 1.8%
Automotive & Parts — 1.4%
Porsche AG(b)	680	862,905
Retail — 0.4%
Universo Online SA Preferred Stock	43,400	234,174
TOTAL PREFERRED STOCK (Cost $946,187)		1,097,079
TOTAL EQUITIES (Cost $57,077,927)		60,445,338
	Principal Amount
SHORT-TERM INVESTMENTS — 10.8%
Cash Equivalents — 9.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$144,276	144,276
American Beacon Money Market Fund(c)	49,827	49,827

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$210,865	$210,865
Bank of America 5.270% 01/09/2007	110,982	110,982
Bank of America 5.310% 03/08/2007	110,982	110,982
Bank of America 5.320% 02/16/2007	33,295	33,295
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	66,589	66,589
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	221,963	221,963
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	144,276	144,276
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	55,491	55,491
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	110,982	110,982
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	110,982	110,982
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	33,295	33,295
BGI Institutional Money Market Fund(c)	104,844	104,844
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	166,473	166,473
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	55,491	55,491
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	55,491	55,491
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	204,206	204,206
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	166,473	166,473
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	55,491	55,491

	Principal Amount	Market Value
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	$110,982	$110,982
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	110,982	110,982
Dreyfus Cash Management Plus Money Market Fund(c)	39,643	39,643
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	18,588	18,588
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	28,961	28,961
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	110,982	110,982
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	44,393	44,393
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	166,472	166,472
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	166,472	166,472
Freddie Mac Discount Note 5.231% 01/23/2007	44,168	44,168
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	55,491	55,491
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	99,422	99,422
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	155,374	155,374
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	110,982	110,982
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	88,785	88,785
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	166,472	166,472

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	$66,589	$66,589
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	277,454	277,454
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	99,883	99,883
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	110,982	110,982
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	164,253	164,253
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	110,982	110,982
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	22,196	22,196
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	55,491	55,491
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	88,785	88,785
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	221,963	221,963
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	166,472	166,472
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	44,393	44,393
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	382,845	382,845
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	57,711	57,711
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	133,178	133,178
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	66,589	66,589
		5,800,209

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$834,089	$834,089
TOTAL SHORT-TERM INVESTMENTS (Cost $6,634,298)		6,634,298
TOTAL INVESTMENTS — 109.1% (Cost $63,712,225)(f)		67,079,636
Other Assets/ (Liabilities) — (9.1%)		(5,577,885)
NET ASSETS — 100.0%		$61,501,751

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $834,413. Collateralized by a U.S. Government Obligation with a rate of 8.63%, maturity date of 06/25/2014, and an aggregate market value, including accrued interest, of $875,794.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 94.6%
COMMON STOCK — 94.6%
Aerospace & Defense — 1.0%
BAE Systems PLC	314,070	$2,609,830
Air Transportation — 0.7%
Qantas Airways Ltd.	404,900	1,662,615
Apparel, Textiles & Shoes — 0.7%
Burberry Group PLC	148,462	1,869,631
Automotive & Parts — 2.4%
Bayerische Motoren Werke AG	49,381	2,820,117
Compagnie Generale des Etablissements Michelin Cl. B	34,130	3,257,819
		6,077,936
Autos & Housing — 0.9%
GKN PLC	242,496	1,315,323
Valeo SA	20,001	830,324
		2,145,647
Banking — 0.8%
Banco Santander Central Hispano SA	104,831	1,945,939
Banking, Savings & Loans — 11.2%
Centrica PLC	160,139	1,113,772
DBS Group Holdings Ltd.	167,653	2,470,612
Hana Financial Group, Inc.	38,920	2,041,165
HSBC Holdings PLC	141,600	2,598,066
Kookmin Bank Sponsored ADR (Korea)(a) (b)	32,681	2,635,396
Mega Financial Holding Co. Ltd.	1,577,000	1,157,248
Mitsubishi Tokyo Financial Group, Inc.	193	2,403,958
Nordea Bank AB	116,605	1,795,232
Rentokil Initial PLC	362,302	1,175,538
Royal Bank of Scotland Group PLC	59,512	2,317,452
Sumitomo Mitsui Financial Group, Inc.	269	2,747,163
UniCredito Italiano SpA	336,751	2,936,835
Unilever PLC	109,897	3,077,698
		28,470,135
Broadcasting, Publishing & Printing — 5.6%
British Sky Broadcasting Group PLC	297,224	3,042,890
Mediaset SpA	217,608	2,575,626

	Number of Shares	Market Value
Pearson PLC	202,544	$3,056,375
Reed Elsevier NV	132,421	2,252,708
Thomson Multimedia SA	101,660	1,980,809
Yell Group PLC	109,227	1,221,288
		14,129,696
Chemicals — 1.0%
BASF AG	17,715	1,720,256
Lonza Group AG Registered	9,470	814,805
		2,535,061
Commercial Services — 1.9%
Group 4 Securicor PLC	834,730	3,076,200
Securitas Systems AB Cl. B(a)	73,842	297,021
Smiths Group PLC	70,659	1,371,971
		4,745,192
Communications — 5.0%
Eutelsat Communications	123,030	2,340,900
France Telecom SA	137,887	3,788,719
KT Corp.(a) (b)	22,985	582,670
Mobile Telesystems OJSC Sponsored ADR (Russia)	37,930	1,903,707
Telenor ASA	220,606	4,096,826
		12,712,822
Computers & Information — 0.1%
NEC Corp.	57,781	277,309
Consumer Services — 0.5%
Securitas AB Cl. B	73,842	1,141,244
Containers — 0.8%
Amcor Ltd.	362,922	2,078,872
Diversified Financial — 1.5%
Amvescap PLC	209,926	2,445,354
Nomura Holdings, Inc.	72,512	1,373,422
		3,818,776
Electric Utilities — 3.4%
E.ON AG	28,360	3,838,951
Gamesa Corporacion Tecnologica SA	85,643	2,341,196
Iberdrola SA	28,848	1,251,073
National Grid PLC	83,533	1,212,650
		8,643,870
Electrical Equipment & Electronics — 6.4%
Compal Electronics, Inc.	820,418	732,085
Electrocomponents PLC	151,624	862,937
Flextronics International Ltd.(a) (b)	85,990	987,165

	Number of Shares	Market Value
Koninklijke Philips Electronics NV	51,950	$1,953,937
Mabuchi Motor Co Ltd.(b)	16,553	983,685
Olympus Corp.	52,210	1,645,300
Rolls-Royce Group PLC(a)	94,476	829,490
Samsung Electronics Co., Ltd.	5,259	3,444,266
Sony Corp.	52,235	2,241,709
Taiwan Semiconductor Manufacturing Co., Ltd.	604,604	1,254,352
Venture Corp. Ltd.	159,387	1,397,825
		16,332,751
Electronics — 1.0%
Hitachi Ltd.	183,604	1,147,696
Infineon Technologies AG(a)	95,567	1,338,543
		2,486,239
Energy — 5.8%
BP PLC	241,354	2,701,818
ENI SpA	100,938	3,388,366
Repsol YPF SA	76,421	2,631,385
Royal Dutch Shell PLC	111,664	3,949,123
Total SA	29,842	2,147,002
		14,817,694
Entertainment & Leisure — 1.6%
FUJIFILM Holdings Corp.	73,526	3,038,028
Husqvarna AB Cl. B(a)	59,643	928,667
		3,966,695
Financial Services — 5.2%
ING Groep NV	87,922	3,887,564
KKR Private Equity Investors LP	106,833	2,441,134
Old Mutual PLC	870,926	2,966,565
Sbm Offshore NV	25,312	868,123
Shinhan Financial Group Co. Ltd.(a)	39,560	2,027,143
Shire PLC	50,681	1,048,987
		13,239,516
Food Retailers — 0.5%
Morrison (WM) Supermarkets	268,761	1,338,929
Foods — 2.7%
Compass Group PLC	652,012	3,700,256
Nestle SA	9,009	3,189,117
		6,889,373

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Forest Products & Paper — 2.0%
Norske Skogindustrier ASA(b)	148,439	$2,541,923
Stora Enso Oyj Cl. R	154,009	2,409,687
		4,951,610
Industrial - Diversified — 2.7%
Hutchison Whampoa, Ltd.	189,291	1,918,144
Lite-on Technology Corp.	867,242	1,176,236
Siemens AG(b)	37,656	3,724,340
		6,818,720
Industrial Services — 2.0%
Suez SA(b)	47,044	2,429,921
UPM-Kymmene OYJ(b)	103,510	2,595,944
		5,025,865
Insurance — 6.4%
ACE Ltd.	52,664	3,189,858
Aviva PLC	192,220	3,092,201
AXA SA	61,643	2,479,932
Muenchener Rueckversicherungs AG	13,290	2,278,832
Sompo Japan Insurance Inc.	92,515	1,133,977
Swiss Reinsurance	26,960	2,280,101
XL Capital Ltd. Cl. A	23,296	1,677,778
		16,132,679
Manufacturing — 0.6%
Vestas Wind Systems A/S(a)	36,612	1,533,068
Metals & Mining — 0.9%
Cia Vale do Rio Doce Sponsored ADR (Brazil)(b)	37,436	982,695
POSCO(b)	15,301	1,264,934
		2,247,629
Pharmaceuticals — 5.5%
Celesio AG	63,560	3,400,990
GlaxoSmithKline PLC	163,714	4,323,514
Sanofi-Aventis	36,828	3,383,551
Sappi Ltd.	62,414	1,046,683
Takeda Pharmaceutical Co., Ltd.	24,346	1,674,656
		13,829,394
Prepackaged Software — 0.7%
Check Point Software Technologies Ltd.(a)	86,039	1,885,975
Real Estate — 1.2%
Cheung Kong Holdings	251,215	3,082,667
Retail — 1.3%
Alliance Boots PLC	165,394	2,711,162
Kingfisher PLC	131,004	611,914
		3,323,076

	Number of Shares	Market Value
Telecommunications — 2.0%
China Telecom Corp. Ltd.	4,991,643	$2,717,930
Telefonos de Mexico SA de CV Cl. L Sponsored ADR (Mexico)(b)	85,303	2,408,957
		5,126,887
Telephone Utilities — 6.2%
BCE, Inc.(b)	76,049	2,060,788
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	91,744	1,810,109
Singapore Telecommunications Ltd.	1,076,000	2,299,098
Tele Norte Leste Participacoes SA(b)	84,175	1,255,891
Telefonica SA Sponsored ADR (Spain)	64,685	4,123,669
Vodafone Group PLC, Sponsored ADR (United Kingdom)(b)	147,973	4,110,690
		15,660,245
Transportation — 1.9%
Deutsche Post AG	129,321	3,887,668
TUI AG(b)	48,560	967,904
		4,855,572
Water Companies — 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)(b)	38,920	1,317,053
TOTAL EQUITIES (Cost $217,436,501)		239,726,212
	Principal Amount
SHORT-TERM INVESTMENTS — 12.6%
Cash Equivalents — 6.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$433,408	$433,408
American Beacon Money Market Fund(c)	149,680	149,680
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	633,445	633,445
Bank of America 5.270% 01/09/2007	333,392	333,392
Bank of America 5.310% 03/08/2007	333,392	333,392
Bank of America 5.320% 02/16/2007	100,018	100,018

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	$200,035	$200,035
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	666,784	666,784
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	433,410	433,410
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	166,696	166,696
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	333,392	333,392
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	333,392	333,392
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	100,018	100,018
BGI Institutional Money Market Fund(c)	314,953	314,953
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	500,088	500,088
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	166,696	166,696
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	166,696	166,696
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	613,441	613,441
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	500,088	500,088
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	166,696	166,696
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	333,392	333,392
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	333,392	333,392
Dreyfus Cash Management Plus Money Market Fund(c)	119,087	119,087
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	55,839	55,839

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	$86,999	$86,999
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	333,392	333,392
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	133,357	133,357
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	500,088	500,088
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	500,088	500,088
Freddie Mac Discount Note 5.231% 01/23/2007	132,681	132,681
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	166,696	166,696
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	298,667	298,667
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	466,749	466,749
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	333,392	333,392
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	266,714	266,714
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	500,088	500,088
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	200,035	200,035
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	833,480	833,480
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	300,053	300,053
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	333,392	333,392
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	493,420	493,420

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	$333,392	$333,392
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	66,678	66,678
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	166,696	166,696
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	266,714	266,714
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	666,784	666,784
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	500,088	500,088
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	133,357	133,357
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,150,078	1,150,078
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	173,364	173,364
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	400,070	400,070
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	200,035	200,035
		17,423,977
Repurchase Agreement — 5.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$14,592,312	14,592,312
TOTAL SHORT-TERM INVESTMENTS (Cost $32,016,289)		32,016,289
TOTAL INVESTMENTS — 107.2% (Cost $249,452,790)(f)		271,742,501
Other Assets/ (Liabilities) — (7.2%)		(18,230,382)
NET ASSETS — 100.0%		$253,512,119

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,597,987. Collateralized by a US Government Obligation with a rate of 4.104%, maturity date of 04/01/2035, and an aggregate market value, including accrued interest, of $15,321,928.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2006

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2)(a)	$260,233,095	$276,667,531	$180,130,853	$298,329,690	$54,379,367	$77,116,608	$81,902,441
Short-term investments, at value (Note 2)(b)	20,552,978	38,649,647	18,105,596	25,438,940	4,939,788	4,677,473	12,362,766
Total investments(c)	280,786,073	315,317,178	198,236,449	323,768,630	59,319,155	81,794,081	94,265,207
Cash	-	-	-	-	-	1,239	-
Foreign currency, at value(d)	4,401	-	-	-	-	-	-
Receivables from
Investments sold	99,183	1,184,432	23,472	188,599	22,602	15,631	-
Investment Adviser (Note 3)	18,524	-	10,315	17,237	6,194	6,551	17,657
Fund shares sold	88,894	160,495	37,749	59,448	49,633	2,568	7,191
Interest and dividends	1,189,150	437,823	272,943	423,545	46,571	48,860	55,064
Foreign taxes withheld	5,143	7,154	-	8,878	434	-	-
Total assets	282,191,368	317,107,082	198,580,928	324,466,337	59,444,589	81,868,930	94,345,119
Liabilities:
Payables for:
Investments purchased	146,399	592,995	-	387,762	8,204	54,193	-
Open forward foreign currency contracts (Note 2)	1,879	-	-	-	-	-	-
Fund shares repurchased	77,032	85,411	64,555	140,433	252	128,433	51,265
Securities on loan (Note 2)	15,574,788	23,836,678	17,566,662	21,114,475	4,619,007	3,713,715	11,467,764
Directors' fees and expenses (Note 3)	16,042	16,709	10,782	18,264	3,222	4,695	5,096
Affiliates (Note 3):
Investment management fees	124,677	182,829	99,636	129,379	34,799	43,410	42,768
Administration fees	-	-	-	-	-	-	11,524
Accrued expense and other liabilities	38,144	35,426	35,287	35,476	33,067	32,604	32,837
Total liabilities	15,978,961	24,750,048	17,776,922	21,825,789	4,698,551	3,977,050	11,611,254
Net assets	$266,212,407	$292,357,034	$180,804,006	$302,640,548	$54,746,038	$77,891,880	$82,733,865
Net assets consist of:
Paid-in capital	$258,736,023	$267,974,859	$163,765,415	$292,453,039	$51,757,019	$78,327,617	$81,824,335
Undistributed net investment income (distributions in excess of net investment income)	(12,127)	(6,722)	12,596	(4,075)	(1,276)	(618)	(2,090)
Accumulated net realized gain (loss) on investments	462,398	1,105,340	(985,363)	452,035	(905,302)	(3,281,360)	(504,668)
Net unrealized appreciation (depreciation) on investments	7,026,113	23,283,557	18,011,358	9,739,549	3,895,597	2,846,241	1,416,288
Net assets	$266,212,407	$292,357,034	$180,804,006	$302,640,548	$54,746,038	$77,891,880	$82,733,865
Shares outstanding	25,856,548	26,643,868	16,397,987	29,221,756	5,175,570	7,786,047	-
Net asset value, offering price and redemption price per share	$10.30	$10.97	$11.03	$10.36	$10.58	$10.00	$-
(a) Cost of investments - unaffiliated issuers:	$253,206,405	$253,384,147	$162,119,495	$288,590,141	$50,483,757	$74,270,367	$80,486,153
(b) Cost of short-term investments:	$20,552,978	$38,649,647	$18,105,596	$25,438,940	$4,939,788	$4,677,473	$12,362,766
(c) Securities on loan with market value of:	$15,074,631	$22,961,432	$16,958,899	$20,461,521	$4,458,778	$3,610,640	$11,071,868
(d) Cost of foreign currency:	$4,398	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Class I shares:
Net assets	$-	$-	$-	$-	$-	$-	$18,031,544
Shares outstanding	-	-	-	-	-	-	1,765,882
Net asset value and redemption price per share	$-	$-	$-	$-	$-	$-	$10.21
Class II shares:
Net assets	$-	$-	$-	$-	$-	$-	$64,702,321
Shares outstanding	-	-	-	-	-	-	6,336,073
Net asset value, offering price and redemption price per share	$-	$-	$-	$-	$-	$-	$10.21

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
Assets:
Investments, at value (Note 2)(a)	$341,945,942	$277,021,784	$205,156,977	$67,967,867	$60,445,338	$239,726,212
Short-term investments, at value (Note 2)(b)	46,185,600	75,225,507	34,503,205	13,913,399	6,634,298	32,016,289
Total investments(c)	388,131,542	352,247,291	239,660,182	81,881,266	67,079,636	271,742,501
Foreign currency, at value(d)	744,619	-	-	-	-	32,362
Receivables from:
Investments sold	6,486,308	374,280	-	187,119	567,002	6,802
Investment Adviser (Note 3)	-	-	-	4,224	26,483	13,287
Fund shares sold	91,899	16,211	250,103	31,675	1,226	212,935
Interest and dividends	855,616	104,399	433,758	74,111	95,436	273,040
Broker for collateral held for open futures contracts (Note 2)	-	-	229,647	-	-	-
Foreign taxes withheld	4,060	-	-	-	6,104	21,778
Total assets	396,314,044	352,742,181	240,573,690	82,178,395	67,775,887	272,302,705
Liabilities:
Payables for:
Investments purchased	6,100,078	122,573	-	206,306	319,785	1,074,576
Fund shares repurchased	411,150	322,756	14,378	46,326	55,170	40,251
Variation margin on open futures contracts (Note 2)	-	-	8,272	7,512	-	-
Securities on loan (Note 2)	30,581,344	66,904,205	33,135,590	13,074,524	5,800,209	17,423,977
Directors' fees and expenses (Note 3)	20,955	17,413	11,691	4,135	3,603	14,109
Affiliates (Note 3):
Investment management fees	253,479	189,104	129,647	20,663	31,138	186,226
Administration fees	-	-	-	-	10,154	-
Due to custodian	-	-	-	-	13,438	-
Accrued expense and other liabilities	41,030	37,614	35,182	36,127	40,639	51,447
Total liabilities	37,408,036	67,593,665	33,334,760	13,395,593	6,274,136	18,790,586
Net assets	$358,906,008	$285,148,516	$207,238,930	$68,782,802	$61,501,751	$253,512,119
Net assets consist of:
Paid-in capital	$333,329,676	$285,192,569	$197,296,814	$68,299,497	$58,838,827	$231,367,611
Undistributed net investment income (distributions in excess of net investment income)	(3,285)	(12,799)	26,354	17,434	(6,590)	(144,516)
Accumulated net realized gain (loss) on investments	6,861,744	(2,397,175)	(9,136,629)	(33,939)	(698,463)	-
Net unrealized appreciation (depreciation) on investments	18,717,873	2,365,921	19,052,391	499,810	3,367,977	22,289,024
Net assets	$358,906,008	$285,148,516	$207,238,930	$68,782,802	$61,501,751	$253,512,119
Shares outstanding	33,213,943	28,390,673	19,827,877	6,809,272	-	23,054,858
Net asset value, offering price and redemption price per share	$10.81	$10.04	$10.45	$10.10	$-	$11.00
(a) Cost of investments - unaffiliated issuers:	$323,074,137	$274,655,807	$186,096,266	$67,464,163	$57,077,927	$217,436,501
(b) Cost of short-term investments:	$46,185,600	$75,225,507	$34,503,205	$13,913,399	$6,634,298	$32,016,289
(c) Securities on loan with market value of:	$29,239,167	$64,624,515	$31,902,174	$12,611,938	$5,574,174	$16,623,575
(d) Cost of foreign currency:	$906,083	$-	$-	$-	$-	$32,120

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
Class I shares:
Net assets	$-	$-	$-	$-	$9,698,223	$-
Shares outstanding	-	-	-	-	922,233	-
Net asset value and redemption price per share	$-	$-	$-	$-	$10.52	$-
Class II shares:
Net assets	$-	$-	$-	$-	$51,803,528	$-
Shares outstanding	-	-	-	-	4,925,305	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-	$10.52	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Period Ended December 31, 2006

	MML Asset Allocation Fund*	MML Equity Income Fund*	MML Income & Growth Fund*	MML Growth & Income Fund*	MML Blue Chip Growth Fund*	MML Large Cap Growth Fund*	MML Concentrated Growth Fund*
Investment Income (Note 2):
Dividends (a)	$1,781,915	$3,784,968	$2,968,473	$2,995,584	$397,162	$408,152	$427,524
Interest	3,259,464	269,387	2,779	200,920	10,612	36,996	53,043
Securities lending net income	17,716	16,231	16,180	21,374	5,591	14,799	5,070
Total investment income	5,059,095	4,070,586	2,987,432	3,217,878	413,365	459,947	485,637
Expenses (Note 3):
Investment management fees (Note 3)	935,584	1,237,417	765,559	989,478	254,713	338,564	334,687
Custody fees	25,710	18,476	24,490	19,108	9,966	8,929	6,781
Trustee reporting	2,542	2,543	2,542	2,542	2,542	2,542	2,542
Audit and legal fees	35,310	33,649	33,787	34,592	32,327	32,218	32,819
Proxy fees	385	385	385	385	385	385	385
Shareholder reporting fees	5,130	4,808	3,586	6,006	1,015	1,598	1,709
Directors' fees (Note 3)	31,185	29,835	21,923	36,623	6,288	9,930	10,897
	1,035,846	1,327,113	852,272	1,088,734	307,236	394,166	389,820
Administration fees (Note 3)
Class I	-	-	-	-	-	-	28,235
Class II	-	-	-	-	-	-	61,623
Total expenses	1,035,846	1,327,113	852,272	1,088,734	307,236	394,166	479,678
Expenses waived (Note 3)	(66,355)	-	(27,865)	(59,695)	(18,559)	(13,926)	(99,747)
Net expenses	969,491	1,327,113	824,407	1,029,039	288,677	380,240	379,931
Net investment income	4,089,604	2,743,473	2,163,025	2,188,839	124,688	79,707	105,706
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	832,799	1,914,976	(1,010,580)	459,272	(905,302)	(3,281,360)	(444,772)
Closed futures contracts	-	-	-	-	-	-	(59,896)
Foreign currency transactions	(30,143)	(106,531)	-	-	(2,629)	-	-
Net realized gain (loss)	802,656	1,808,445	(1,010,580)	459,272	(907,931)	(3,281,360)	(504,668)
Net change in unrealized appreciation (depreciation) on:
Investments	7,026,690	23,283,384	18,011,358	9,739,549	3,895,610	2,846,241	1,416,288
Translation of assets and liabilities in foreign currencies	(577)	173	-	-	(13)	-	-
Net unrealized appreciation (depreciation)	7,026,113	23,283,557	18,011,358	9,739,549	3,895,597	2,846,241	1,416,288
Net realized and unrealized gain (loss)	7,828,769	25,092,002	17,000,778	10,198,821	2,987,666	(435,119)	911,620
Net increase (decrease) in net assets resulting from operations	$11,918,373	$27,835,475	$19,163,803	$12,387,660	$3,112,354	$(355,412)	$1,017,326
(a) Net of withholding tax of:	$22,085	$14,314	$3,641	$37,557	$2,210	$7,127	$-

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Period Ended December 31, 2006

	MML Mid Cap Value Fund*	MML Mid Cap Growth Fund*	MML Small Cap Value Fund*	MML Small Cap Index Fund*	MML Global Fund*	MML Foreign Fund*
Investment Income (Note 2):
Dividends (a)	$4,707,787	$1,116,413	$2,272,776	$440,298	$823,907	$3,560,686
Interest	286,980	196,015	77,723	17,127	48,252	443,178
Securities lending net income	26,405	87,364	69,228	22,101	5,050	18,498
Total investment income	5,021,172	1,399,792	2,419,727	479,526	877,209	4,022,362
Expenses (Note 3):
Investment management fees (Note 3)	1,800,354	1,493,254	854,965	159,912	238,372	1,224,564
Custody fees	48,393	40,361	30,006	31,271	60,811	127,247
Trustee reporting	2,542	2,543	2,542	2,542	2,542	2,542
Audit and legal fees	35,058	35,278	32,926	32,066	32,781	34,008
Proxy fees	385	385	385	385	385	385
Shareholder reporting fees	6,355	5,956	3,292	1,395	1,213	3,977
Directors' fees (Note 3)	39,098	36,797	20,809	8,522	7,522	24,793
	1,932,185	1,614,574	944,925	236,093	343,626	1,417,516
Administration fees (Note 3)
Class I	-	-	-	-	16,332	-
Class II	-	-	-	-	61,011	-
Total expenses	1,932,185	1,614,574	944,925	236,093	420,969	1,417,516
Expenses waived (Note 3)	-	-	-	(30,483)	(172,808)	(14,237)
Net expenses	1,932,185	1,614,574	944,925	205,610	248,161	1,403,279
Net investment income (loss)	3,088,987	(214,782)	1,474,802	273,916	629,048	2,619,083
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,922,413	(2,397,175)	(8,746,753)	(50,098)	(682,158)	185,422
Closed futures contracts	-	-	(466,815)	37,129	(17,919)	-
Foreign currency transactions	10,669	(1,506)	-	-	(4,375)	(150,470)
Net realized gain (loss)	13,933,082	(2,398,681)	(9,213,568)	(12,969)	(704,452)	34,952
Net change in unrealized appreciation (depreciation) on:
Investments	18,871,805	2,365,977	19,060,711	503,704	3,367,411	22,289,711
Open futures contracts	-	-	(8,320)	(3,894)	-	-
Translation of assets and liabilities in foreign currencies	(153,932)	(56)	-	-	566	(687)
Net unrealized appreciation (depreciation)	18,717,873	2,365,921	19,052,391	499,810	3,367,977	22,289,024
Net realized and unrealized gain (loss)	32,650,955	(32,760)	9,838,823	486,841	2,663,525	22,323,976
Net increase (decrease) in net assets resulting from operations	$35,739,942	$(247,542)	$11,313,625	$760,757	$3,292,573	$24,943,059
(a) Net of withholding tax of:	$25,264	$10,876	$-	$68	$27,779	$240,477

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,089,604	$2,743,473	$2,163,025	$2,188,839	$124,688	$79,707	$105,706
Net realized gain (loss) on investment transactions	802,656	1,808,445	(1,010,580)	459,272	(907,931)	(3,281,360)	(504,668)
Net change in unrealized appreciation (depreciation) on investments	7,026,113	23,283,557	18,011,358	9,739,549	3,895,597	2,846,241	1,416,288
Net increase (decrease) in net assets resulting from operations	11,918,373	27,835,475	19,163,803	12,387,660	3,112,354	(355,412)	1,017,326
Distributions to shareholders (Note 2)
From net investment income:	(4,139,877)	(2,641,992)	(2,125,212)	(2,200,151)	(123,335)	(80,325)	-
Class I	-	-	-	-	-	-	(15,355)
Class II	-	-	-	-	-	-	(92,441)
Total distributions from net investment income	(4,139,877)	(2,641,992)	(2,125,212)	(2,200,151)	(123,335)	(80,325)	(107,796)
Tax return of capital	-	-	(89,214)	-	(2,984)	-	-
Class I	-	-	-	-	-	-	(997)
Class II	-	-	-	-	-	-	(6,001)
From net realized gains	(302,112)	(811,309)	-	-	-	-	-
Net fund share transactions (Note 5)	258,736,023	267,974,860	163,854,629	292,453,039	51,760,003	78,327,617	-
Class I	-	-	-	-	-	-	17,795,274
Class II	-	-	-	-	-	-	64,036,059
Increase in net assets from fund share transactions	258,736,023	267,974,860	163,854,629	292,453,039	51,760,003	78,327,617	81,831,333
Total increase (decrease) in net assets	266,212,407	292,357,034	180,804,006	302,640,548	54,746,038	77,891,880	82,733,865
Net assets
End of year	$266,212,407	$292,357,034	$180,804,006	$302,640,548	$54,746,038	$77,891,880	$82,733,865
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(12,127)	$(6,722)	$12,596	$(4,075)	$(1,276)	$(618)	$(2,090)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*	Period ended December 31, 2006*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,088,987	$(214,782)	$1,474,802	$273,916	$629,048	$2,619,083
Net realized gain (loss) on investment transactions	13,933,082	(2,398,681)	(9,213,568)	(12,969)	(704,452)	34,952
Net change in unrealized appreciation (depreciation) on investments	18,717,873	2,365,921	19,052,391	499,810	3,367,977	22,289,024
Net increase (decrease) in net assets resulting from operations	35,739,942	(247,542)	11,313,625	760,757	3,292,573	24,943,059
Distributions to shareholders (Note 2)
From net investment income:	(3,072,499)	-	(1,371,509)	(277,452)	-	(2,630,744)
Class I	-	-	-	-	(96,142)	-
Class II	-	-	-	-	(539,189)	-
Total distributions from net investment income	(3,072,499)	-	(1,371,509)	(277,452)	(635,331)	(2,630,744)
Tax return of capital	-	-	(22,007)		-	(82,071)
Class I	-	-	-		-	-
Class II	-	-	-		-	-
From net realized gains	(7,091,111)	-	-	-	-	(167,807)
Net fund share transactions (Note 5)	333,329,676	285,396,058	197,318,821	68,299,497	-	231,449,682
Class I	-	-	-	-	9,212,901	-
Class II	-	-	-	-	49,631,608	-
Increase in net assets from fund share transactions	333,329,676	285,396,058	197,318,821	68,299,497	58,844,509	231,449,682
Total increase (decrease) in net assets	358,906,008	285,148,516	207,238,930	68,782,802	61,501,751	253,512,119
Net assets
End of year	$358,906,008	$285,148,516	$207,238,930	$68,782,802	$61,501,751	$253,512,119
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(3,285)	$(12,799)	$26,354	$17,434	$(6,590)	$(144,516)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	***
Net realized and unrealized gain (loss) on investments	0.31
Total income from investment operations	0.47
Less distributions to shareholders:
From net investment income	(0.16)
From net realized gains	(0.01)
Total distributions	(0.17)
Net asset value, end of period	$10.30
Total Return (a)	4.74	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.61	% *
After expense waiver	0.57	% *#
Net investment income (loss) to average daily net assets	2.40	% *
Portfolio turnover rate	38	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***
Net realized and unrealized gain (loss) on investments	0.99
Total income from investment operations	1.10
Less distributions to shareholders:
From net investment income	(0.10)
From net realized gains	(0.03)
Total distributions	(0.13)
Net asset value, end of period	$10.97
Total Return (a)	11.01	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$292,357
Net expenses to average daily net assets	0.80	% *
Net investment income (loss) to average daily net assets	1.66	% *
Portfolio turnover rate	12	% **

*  Annualized.

**  Percentages respresent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***
Net realized and unrealized gain (loss) on investments	1.04
Total income from investment operations	1.17
Less distributions to shareholders:
From net investment income	(0.14)
Net asset value, end of period	$11.03
Total Return (a)	11.66	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.72	% *
After expense waiver	0.70	% *#
Net investment income (loss) to average daily net assets	1.84	% *
Portfolio turnover rate	38	% **

*   Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	***
Net realized and unrealized gain (loss) on investments	0.37
Total income from investment operations	0.44
Less distributions to shareholders:
From net investment income	(0.08)
Net asset value, end of period	$10.36
Total Return (a)	4.35	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.55	% *
After expense waiver	0.52	% *#
Net investment income (loss) to average daily net assets	1.11	% *
Portfolio turnover rate	22	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***
Net realized and unrealized gain (loss) on investments	0.58
Total income from investment operations	0.60
Less distributions to shareholders:
From net investment income	(0.02)
Net asset value, end of period	$10.58
Total Return (a)	6.04	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.90	% *
After expense waiver	0.85	% *#
Net investment income (loss) to average daily net assets	0.37	% *
Portfolio turnover rate	24	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	(0.00	)†
Total income from investment operations	0.01
Less distributions to shareholders:
From net investment income	(0.01)
Net asset value, end of period	$10.00
Total Return (a)	0.10	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.76	% *
After expense waiver	0.73	% *#
Net investment income (loss) to average daily net assets	0.15	% *
Portfolio turnover rate	61	% **

*  Annualized.

**  Percentage represents the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

†  Net realized and unrealized gain (loss) on investments is less than $0.01.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.21
Total income from investment operations	0.22
Less distributions to shareholders:
From net realized gains	(0.01)
Net asset value, end of period	$10.21
Total Return (a)	2.19	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.94	% *
After expense waiver	0.76	% *#
Net investment income (loss) to average daily net assets	0.11	% *
Portfolio turnover rate	43	% **
	Class II
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***
Net realized and unrealized gain (loss) on investments	0.22
Total income from investment operations	0.23
Less distributions to shareholders:
From net realized gains	(0.02)
Net asset value, end of period	$10.21
Total Return (a)	2.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.84	% *
After expense waiver	0.66	% *#
Net investment income (loss) to average daily net assets	0.21	% *
Portfolio turnover rate	43	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	1.03
Total income from investment operations	1.13
Less distributions to shareholders:
From net investment income	(0.10)
From net realized gains	(0.22)
Total distributions	(0.32)
Net asset value, end of period	$10.81
Total Return (a)	11.23	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$358,906
Net expenses to average daily net assets	0.90	% *
Net investment income (loss) to average daily net assets	1.44	% *
Portfolio turnover rate	173	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.05
Total income from investment operations	0.04
Net asset value, end of period	$10.04
Total Return (a)	0.50	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$285,149
Net expenses to average daily net assets	0.83	% *
Net investment income (loss) to average daily net assets	(0.11	)% *
Portfolio turnover rate	30	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***
Net realized and unrealized gain (loss) on investments	0.44
Total income from investment operations	0.52
Less distributions to shareholders:
From net investment income	(0.07)
Net asset value, end of period	$10.45
Total Return (a)	5.20	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$207,239
Net expenses to average daily net assets	0.83	% *
Net investment income (loss) to average daily net assets	1.29	% *
Portfolio turnover rate	173	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***
Net realized and unrealized gain (loss) on investments	0.10
Total income from investment operations	0.14
Less distributions to shareholders:
From net investment income	(0.04)
Net asset value, end of period	$10.10
Total Return (a)	1.41	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.52	% *
After expense waiver	0.45	% *#
Net investment income (loss) to average daily net assets	0.60	% *
Portfolio turnover rate	73	% **

*  Annualized.

**  Percentage represents results for the period and are not auunalized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period qbove.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	0.53
Total income from investment operations	0.63
Less distributions to shareholders:
From net investment income	(0.11)
Net asset value, end of period	$10.52
Total Return (a)	6.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.15	% *
After expense waiver	0.71	% *#
Net investment income (loss) to average daily net assets	1.47	% *
Portfolio turnover rate	41	% **
	Class II
	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***
Net realized and unrealized gain (loss) on investments	0.53
Total income from investment operations	0.63
Less distributions to shareholders:
From net investment income	(0.11)
Net asset value, end of period	$10.52
Total Return (a)	6.30	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.04	% *
After expense waiver	0.61	% *#
Net investment income (loss) to average daily net assets	1.60	% *
Portfolio turnover rate	41	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period above.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Period ended 12/31/06+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***
Net realized and unrealized gain (loss) on investments	1.00
Total income from investment operations	1.13
Less distributions to shareholders:
From net investment income	(0.12)
From net realized gains	(0.01)
Total distributions	(0.13)
Net asset value, end of period	$11.00
Total Return (a)	11.26	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.03	% *
After expense waiver	1.02	% *#
Net investment income (loss) to average daily net assets	1.90	% *
Portfolio turnover rate	9	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  The Fund commenced operations on May 01, 2006.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures the all period above.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are thirteen series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Small Cap Value Fund ("Small Cap Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Global Fund ("Global Fund") and MML Foreign Fund ("Foreign Fund").

Each Fund commenced operations on May 1, 2006.

MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Concentrated Growth Fund and Global Fund offer two classes of shares: Class I and Class II. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in each Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic

Notes to Financial Statements (Continued)

event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of MML Trust's foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securitites on Loan	Collateral
Asset Allocation Fund	$15,074,631	$15,574,788
Equity Income Fund	22,961,432	23,836,678
Income & Growth Fund	16,958,899	17,566,662
Growth & Income Fund	20,461,521	21,114,475
Blue Chip Growth Fund	4,458,778	4,619,007
Large Cap Growth Fund	3,610,640	3,713,715
Concentrated Growth Fund	11,071,868	11,467,764
Mid Cap Value Fund	29,239,167	30,581,344
Mid Cap Growth Fund	64,624,515	66,904,205
Small Cap Value Fund	31,902,174	33,135,590
Small Cap Index Fund	12,611,938	13,074,524
Global Fund	5,574,174	5,800,209
Foreign Fund	16,623,575	17,423,977

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2006, the Funds had no securities on loan with pending sales.

Notes to Financial Statements (Continued)

MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the period ended December 31, 2006, MML Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Asset Allocation Fund	$692,725	$675,009	$17,716
Equity Income Fund	659,090	642,859	16,231
Income & Growth Fund	476,916	460,736	16,180
Growth & Income Fund	924,216	902,842	21,374
Blue Chip Growth Fund	178,873	173,282	5,591
Large Cap Growth Fund	222,333	207,534	14,799
Concentrated Growth Fund	322,957	317,887	5,070
Mid Cap Value Fund	853,089	826,684	26,405
Mid Cap Growth Fund	1,978,090	1,890,726	87,364
Small Cap Value Fund	653,046	583,818	69,228
Small Cap Index Fund	312,964	290,863	22,101
Global Fund	129,569	124,519	5,050
Foreign Fund	389,624	371,126	18,498

Repurchase Agreements  Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments  Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders  Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income
Asset Allocation Fund	$-	$(38,146)	$38,146
Equity Income Fund	(1)	108,204	(108,203)
Income & Growth Fund	(89,214)	25,217	63,997
Growth & Income Fund	-	(7,237)	7,237
Blue Chip Growth Fund	(2,984)	2,629	355
Concentrated Growth fund	(6,998)	-	6,998
Mid Cap Value Fund	-	19,773	(19,773)
Mid Cap Growth	(203,489)	1,506	201,983
Small Cap Value Fund	(22,007)	76,939	(54,932)
Small Cap Index Fund	-	(20,970)	20,970
Global	(5,682)	5,989	(307)
Foreign	(82,071)	132,855	(50,784)

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts  Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Notes to Financial Statements (Continued)

A summary of open forward foreign currency contracts for the Asset Allocation Fund at December 31, 2006 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund
SELLS
2/20/07	Argentinian Peso	550,000	$177,445	$179,324	$(1,879)
					$(1,879)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2006, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts  The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Small Cap Value Fund and Small Cap Index Fund at December 31, 2006, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Value
BUYS 24	Russell Mini	3/16/2007	$1,907,760	$(8,320)
Small Cap Index
BUYS 11	Russell Mini	3/16/2007	874,390	(3,894)

Notes to Financial Statements (Continued)

Allocation of Operating Activity
   In maintaining the records for the Concentrated Growth Fund and Global Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates:

Asset Allocation Fund	0.55%	Mid Cap Value Fund	0.84%

Equity Income Fund	0.75%	Mid Cap Growth Fund	0.77%

Income & Growth Fund	0.65%	Small Cap Value Fund	0.75%

Growth & Income Fund	0.50%	Small Cap Index Fund	0.35%

Blue Chip Growth Fund	0.75%	Global Fund Class I	0.60%

Large Cap Growth Fund	0.65%	Global Fund Class II	0.60%

Concentrated Growth Fund Class I	0.60%	Foreign Fund	0.89%

Concentrated Growth Fund Class II	0.60%

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Equity Income Fund, Blue Chip Growth Fund and the Mid Cap Growth Fund, American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund, AllianceBernstein L.P. for the Large Cap Growth Fund, Legg Mason Capital Management, Inc. for the Concentrated Growth Fund, Goldman Sachs Asset Management, L.P. for the Small Cap Value Fund, Northern Trust Investments, N.A. for the Small Cap Index Fund, Neuberger Berman Management, Inc. for the Global Fund, and Templeton Investment Counsel, LLC for the Foreign Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Administration & Shareholder Service Fees   For the Concentrated Growth Fund and Global Fund, under a separate administrative and shareholder services agreement between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds at the following annual rates: 0.24% of the average daily net assets of Class I shares and 0.14% of Class II shares of the Concentrated Growth Fund, 0.28% of the average daily net assets of Class I shares and .18% of Class II shares of the Global fund.

Notes to Financial Statements (Continued)

Expense Waivers
  MassMutual agreed to cap the fees and expenses of the funds through April 30, 2008, unless otherwise noted, as follows:

Asset Allocation Fund	0.57%	Mid Cap Value Fund	0.93%

Equity Income Fund	0.85%	Mid Cap Growth Fund	0.85%

Income & Growth Fund	0.70%	Small Cap Value Fund	0.88%

Growth & Income Fund	0.52%	Small Cap Index Fund	0.45%

Blue Chip Growth Fund	0.85%	Global Fund

Large Cap Growth Fund	0.73%	Class I	0.71%

Concentrated Growth Fund		Class II	0.61%

Class I	0.76%	Foreign Fund	1.02%

Class II	0.66%

Rebated Brokerage Commissions  The Asset Allocation Fund, Growth & Income Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Concentrated Growth Fund and Global Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. For the period ended December 31, 2006, brokerage commissions under these agreements are as follows:

Commissions
Asset Allocation	$2,856
Growth & Income	13,278
Blue Chip Growth	409
Large Cap Growth	7,976
Concentrated Growth	12,668
Global	4,827

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Deferred Compensation  Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the period ended December 31, 2006, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended December 31, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Asset Allocation Fund	$84,527,787	$263,045,574
	Equity Income Fund	-	73,478,429
	Income & Growth Fund	-	67,262,771
	Growth & Income Fund	-	350,679,775
	Blue Chip Growth Fund	-	14,059,547
	Large Cap Growth Fund	-	124,145,638
	Concentrated Growth Fund	-	115,622,057
	Mid Cap Value Fund	-	557,789,892
	Mid Cap Growth Fund	-	85,283,581
	Small Cap Value Fund	-	491,187,809
	Small Cap Index Fund	-	59,506,911
	Global Fund	-	81,340,315
	Foreign Fund	-	84,755,328

Notes to Financial Statements (Continued)

		Long-Term U.S. Government Securities	Other Long-Term Securities
Sales	Asset Allocation Fund	$52,223,044	$43,135,753
	Equity Income Fund	-	29,124,141
	Income & Growth Fund	-	87,088,874
	Growth & Income Fund	-	62,912,629
	Blue Chip Growth Fund	-	12,394,223
	Large Cap Growth Fund	-	46,585,935
	Concentrated Growth Fund	-	34,678,464
	Mid Cap Value Fund	-	538,703,737
	Mid Cap Growth Fund	-	115,843,381
	Small Cap Value Fund	-	296,521,527
	Small Cap Index Fund	-	49,826,480
	Global Fund	-	23,575,403
	Foreign Fund	-	18,712,558

5.  Capital Share Transactions  The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

		Period ended December 31, 2006*
	Shares	Amount
Asset Allocation Fund
Sold	27,502,423	$275,149,248
Issued as reinvestment of dividends	430,008	4,441,990
Redeemed	(2,075,883)	(20,855,215)
Net increase (decrease)	25,856,548	$258,736,023
Equity Income Fund
Sold	27,573,685	$277,187,365
Issued as reinvestment of dividends	313,366	3,453,301
Redeemed	(1,243,183)	(12,665,806)
Net increase (decrease)	26,643,868	$267,974,860
Income & Growth Fund
Sold	18,731,766	$187,451,244
Issued as reinvestment of dividends	199,677	2,214,426
Redeemed	(2,533,456)	(25,811,041)
Net increase (decrease)	16,397,987	$163,854,629
Growth & Income Fund
Sold	31,559,498	$315,479,460
Issued as reinvestment of dividends	211,553	2,200,151
Redeemed	(2,549,295)	(25,226,572)
Net increase (decrease)	29,221,756	$292,453,039
Blue Chip Growth Fund
Sold	5,625,992	$56,210,528
Issued as reinvestment of dividends	11,906	126,319
Redeemed	(462,328)	(4,576,844)
Net increase (decrease)	5,175,570	$51,760,003
Large Cap Growth Fund
Sold	8,965,431	$89,463,307
Issued as reinvestment of dividends	8,009	80,325
Redeemed	(1,187,393)	(11,216,015)
Net increase (decrease)	7,786,047	$78,327,617
Concentrated Growth Fund Class I
Sold	2,093,938	$20,844,070
Issued as reinvestment of dividends	1,594	16,351
Redeemed	(329,650)	(3,065,147)
Net increase (decrease)	1,765,882	$17,795,274

Notes to Financial Statements (Continued)

		Period ended December 31, 2006*
	Shares	Amount
Concentrated Growth Fund Class II
Sold	7,687,823	$76,779,133
Issued as reinvestment of dividends	9,595	98,442
Redeemed	(1,361,345)	(12,841,516)
Net increase (decrease)	6,336,073	$64,036,059
Mid Cap Value Fund
Sold	34,834,630	$349,217,166
Issued as reinvestment of dividends	935,015	10,163,610
Redeemed	(2,555,702)	(26,051,100)
Net increase (decrease)	33,213,943	$333,329,676
Mid Cap Growth Fund
Sold	32,808,454	$327,799,856
Issued as reinvestment of dividends	-	-
Redeemed	(4,417,781)	(42,403,798)
Net increase (decrease)	28,390,673	$285,396,058
Small Cap Value Fund
Sold	20,474,765	$203,522,069
Issued as reinvestment of dividends	132,087	1,393,516
Redeemed	(778,975)	(7,596,764)
Net increase (decrease)	19,827,877	$197,318,821
Small Cap Index Fund
Sold	7,829,708	$78,069,483
Issued as reinvestment of dividends	27,227	277,452
Redeemed	(1,047,663)	(10,047,438)
Net increase (decrease)	6,809,272	$68,299,497
Global Fund Class I
Sold	971,340	$9,675,215
Issued as reinvestment of dividends	9,130	96,142
Redeemed	(58,237)	(558,456)
Net increase (decrease)	922,233	$9,212,901
Global Fund Class II
Sold	5,770,054	$57,737,234
Issued as reinvestment of dividends	51,156	539,189
Redeemed	(895,905)	(8,644,815)
Net increase (decrease)	4,925,305	$49,631,608
Foreign Fund
Sold	24,069,966	$241,284,833
Issued as reinvestment of dividends	261,637	2,880,622
Redeemed	(1,276,745)	(12,715,773)
Net increase (decrease)	23,054,858	$231,449,682

*  Funds commenced operations May 1, 2006.

6.  Federal Income Tax Information  At December 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$273,814,171	$14,203,171	$(7,231,269)	$6,971,902
Equity Income Fund	292,060,970	25,594,721	(2,338,513)	23,256,208
Income & Growth Fund	180,289,567	20,280,213	(2,333,331)	17,946,882
Growth & Income Fund	314,091,815	21,605,594	(11,928,779)	9,676,815
Blue Chip Growth Fund	55,470,925	4,950,636	(1,102,406)	3,848,230
Large Cap Growth Fund	79,215,135	5,960,642	(3,381,696)	2,578,946

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Concentrated Growth fund	$93,080,083	$5,438,947	$(4,253,823)	$1,185,124
Mid Cap Value Fund	373,265,775	16,470,632	(1,604,865)	14,865,767
Mid Cap Growth	350,313,815	18,483,912	(16,550,436)	1,933,476
Small Cap Value Fund	220,937,222	21,920,810	(3,197,850)	18,722,960
Small Cap Index Fund	81,403,619	5,369,752	(4,892,105)	477,647
Global Fund	63,773,231	5,674,258	(2,367,853)	3,306,405
Foreign Fund	249,452,790	26,315,550	(4,025,839)	22,289,711

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2014
Income & Growth Fund	$903,986
Blue Chip Growth Fund	857,922
Large Cap Growth Fund	2,588,078
Concentrated Growth Fund	273,504
Mid Cap Growth Fund	1,964,674
Small Cap Value Fund	8,545,046
Global Fund	637,457

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their repsective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Asset Allocation Fund	$4,441,989	$-	$-	$-
Equity Income Fund	3,452,327	974	-	-
Income & Growth Fund	2,125,212	-	-	89,214
Growth & Income Fund	2,200,151	-	-	-
Blue Chip Growth Fund	123,335	-	-	2,984
Large Cap Growth Fund	80,325	-	-	-
Concentrated Growth Fund	107,796	-	-	6,998
Mid Cap Value Fund	10,143,421	20,189	-	-
Small Cap Value Fund	1,371,509	-	-	22,007
Small Cap Index Fund	249,541	27,911	-	-
Global Fund	635,331	-	-	-
Foreign Fund	2,798,551	-	-	82,071

Notes to Financial Statements (Continued)

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Asset Allocation Fund	$518,269	$738	$(13,948)	$6,971,325
Equity Income Fund	1,130,778	1,738	(6,722)	23,256,381
Income & Growth Fund	-	(903,986)	(4,305)	17,946,882
Growth & Income Fund	516,676	1,299	(7,281)	9,676,815
Blue Chip Growth Fund	-	(857,922)	(1,276)	3,848,217
Large Cap Growth Fund	1,306	(2,588,078)	(427,911)	2,578,946
Concentrated Growth Fund	-	(273,504)	(2,090)	1,185,124
Mid Cap Value Fund	10,868,898	15,860	(20,261)	14,711,835
Mid Cap Growth Fund	-	(1,964,674)	(12,799)	1,933,420
Small Cap Value Fund	-	(8,545,046)	(227,478)	18,714,640
Small Cap Index Fund	-	1,730	7,822	473,753
Global Fund	-	(637,457)	(6,590)	3,306,971
Foreign Fund	-	-	(144,516)	22,289,024

* Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated captial gain dividends for the year ended December 31, 2006.

Long-Term Capital Dividend
Equity Income Fund	$974
Mid Cap Value Fund	20,189
Small Cap Index Fund	27,911

The following Funds elected to defer to January 1, 2007 post-October losses:

Amount
Large Cap Growth Fund	$425,987
Small Cap Value Fund	231,247

The following Funds elected to defer to January 1, 2007 post-October currency losses:

Amount
Asset Allocation Fund	$7,582
Equity Income Fund	195
Mid Cap Value Fund	173,114
Mid Cap Growth Fund	5,612
Global Fund	5,075
Foreign Fund	140,926

7.  New Accounting
Pronouncements  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required during the first financial reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective

Notes to Financial Statements (Continued)

date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting
(Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting
(Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Asset Allocation Fund, MML Equity Income Fund, MML Income and Growth Fund, MML Growth and Income Fund, MML Blue Chip Growth Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small Cap Value Fund, MML Small Cap Index Fund, MML Global Fund, and MML Foreign Fund (collectively the "Funds"), thirteen of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from May 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MML Trust as of December 31, 2006, and the results of their operations, the changes in their net assets and their financial highlights for the period from May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2007

Trustees and Officers (Unaudited)

The following table lists MML Trust's trustees and officers as of December 31, 2006; their address and age; their position with MML Trust; the length of time holding that position with MML Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. MML Trust's Statement of Additional Information includes additional information about MML Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 71	Chairman and Trustee of MML Trust	Since 1999	Retired.	49	Trustee (since 1996), Advisory Board Member (1996-1999), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 64	Trustee of MML Trust	Since 1999	Retired.	49	Director, Applera Corporation; Trustee (since 1996) MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 58	Trustee of MML Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	49	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 67	Trustee of MML Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	49	Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	R. Alan Hunter, Jr. Age: 60	Trustee of MML Trust	Since 2003	Retired.	49	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 64	Trustee of MML Trust	Since 1996	Consultant (since 1999).	86	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Robert E. Joyal Age: 61	Vice Chairman and Trustee of MML Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	51	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank).

	Frederick C. Castellani Age: 60	Trustee and Vice President of MML Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee, Vice Chairman and President (since 2006), MassMutual Premier Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with MML Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	John F. Carlson Age: 51	President of MML Trust	Since 2006	Vice President (since 2003), Second Vice President (2002-2003), MassMutual; Vice President (1997-2002), CIGNA.	27

	Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer of MML Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

	Kristin L. Bushard Age: 40	Vice President of MML Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

	Michael A. Chong Age: 49	Vice President and Chief Compliance Officer of MML Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

	John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer of MML Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

	Eric H. Wietsma Age: 40	Vice President of MML Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

	Tina M. Wilson Age: 36	Vice President of MML Trust	Since 2006	Assistant Vice President (since 2000), MassMutual.	27

*  The address of each Trustee and Principal Officer is the same as that for MML Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of MML Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is is desirable and in the best interest of MML Trust that an exception to the retirement policy of MML Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Fund Name	Diviedends Received Deduction
Asset Allocation Fund	34.24%
Equity Income Fund	100.00%
Income & Growth Fund	100.00%
Growth & Income Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Concentrated Growth Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
Global Fund	47.17%
Foreign Fund	100.00%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2006:

Fund Name	Qualified Dividend Income
Asset Allocation Fund	34.11%
Equity Income Fund	95.20%
Income & Growth Fund	100.00%
Growth & Income Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Concentrated Growth Fund	100.00%
Small Cap Value Fund	68.94%
Small Cap Index Fund	100.00%
Global Fund	100.00%
Foreign Fund	95.20%

Other Information (Unaudited)

Fund Expenses December 31, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2006:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Asset Allocation Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.30	$2.98
2) Hypothetical	1,000.00	1,022.33	2.91

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Income Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,132.40	$4.35
2) Hypothetical	1,000.00	1,021.12	4.13

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Income & Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,140.50	$3.78
2) Hypothetical	1,000.00	1,021.68	3.57

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Growth & Income Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,082.50	$2.73
2) Hypothetical	1,000.00	1,022.58	2.65

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Blue Chip Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,109.20	$4.52
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,083.40	$3.83
2) Hypothetical	1,000.00	1,021.53	3.72

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.73%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Concentrated Growth Fund

Class I

Beginning	Ending Value	Operating Expense Value	Incurred*
1) Actual	$1,000.00	$1,104.80	$4.03
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,105.50	$3.50
2) Hypothetical	1,000.00	1,021.88	3.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,145.50	$4.87
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Mid Cap Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,057.90	$4.31
2) Hypothetical	1,000.00	1,021.02	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,112.10	$4.37
2) Hypothetical	1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Index Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,067.40	$2.34
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Global Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,142.50	$3.83
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,143.00	$3.29
2) Hypothetical	1,000.00	1,022.13	3.11

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Foreign Fund

		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,154.20	$5.54
2	) Hypothetical	1,000.00	1,020.06	5.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com

©2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_a  1206

Item 2. Code of Ethics.

As of December 31, 2006, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2006, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

Aggregate fees stated below include amounts paid to Deloitte & Touche on behalf of the MML Money Market Fund, the MML Inflation-Protected Bond Fund, the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, the MML Enhanced Index Core Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund prior to the close of business on April 29, 2005 when the reorganization of the Funds into the MML Series Investment Fund II was completed.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2006 and 2005 were $138,800 and $263,800, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2006 and 2005 were $8,100 and $54,700, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.
(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2006 and 2005 were $259,561 and $381,552, respectively.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ John F. Carlson
John F. Carlson, President and Principal Executive Officer

Date	2/22/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John F. Carlson
John F. Carlson, President and Principal Executive Officer

Date	2/22/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/22/07